UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

300 East Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: August 31, 2009

Date of reporting period: August 31, 2009

Item 1.    Reports to Stockholders.

2009 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® MSCI SERIES

AUGUST 31, 2009

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iShares MSCI Austria Investable Market Index Fund

iShares MSCI Belgium Investable Market Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Italy Index Fund

iShares MSCI Netherlands Investable Market Index Fund

iShares MSCI Spain Index Fund

iShares MSCI Sweden Index Fund

iShares MSCI Switzerland Index Fund

iShares MSCI United Kingdom Index Fund

iShares®

iShares

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Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

(TICKER: EWO)

INVESTMENT OBJECTIVE

The iShares MSCI Austria Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Austrian market, as measured by the MSCI Austria Investable Market IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (28.52)%, while the total return for the Index was (31.11)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

A slowing global economic environment and ongoing credit crisis weighed on stock markets around the world during much of the reporting period. Early in the reporting period, the credit crisis that had begun with problems within the U.S. mortgage industry spurred extreme turmoil in the global financial sector, leading to a series of bankruptcies and takeovers among several major financial institutions in late 2008. The events impacted markets worldwide, pushing major indices downward and sapping strength from already weak economies. Unemployment rates climbed in most major economies as industrial output declined and levels of imports and exports fell. In an effort to stabilize markets, key central banks around the world took decisive steps, initiating debt purchase programs and easing monetary policy. In the U.S., the Federal Reserve Board cut the federal funds rate to an unprecedented range of 0.00% – 0.25% during the course of the reporting period. The European Central Bank echoed these actions, lowering its key lending rate from 4.25% to a historically low 1.00%.

After dipping to multi-year lows in early March 2009, most international markets rebounded strongly, as many investors appeared confident that the threats surrounding financial markets were beginning to recede. European markets followed these trends. Market strength continued through the end of the reporting period as early, yet uneven, signs of economic recovery emerged in key European markets. Germany and the U.K. experienced increases in industrial output, while consumer spending increased in France. In Switzerland, the KOF broad measure of economic activity reported large jumps in July and August.

Austria’s equity market finished the reporting period with a double-digit decline, despite rebounding sharply in the second half of the reporting period. Austria relies on its European neighbors for most of its exports, and it is vulnerable to the economic health of the constituent markets of the European Union. During the reporting period, Austria’s economic conditions slowed along with the economies of its trading partners, but appeared to be nearing the end of a slowdown as the health of its partners improved. In particular, shifting economic conditions in Germany, Europe’s largest economy and Austria’s leading export market, significantly affected Austria’s GDP growth. For the first quarter of 2009, annual GDP growth declined 2.6%, followed by a decline of a more modest 1.8% for the second quarter of 2009. The U.S dollar depreciated against the euro in the final months of the reporting period, benefiting dollar-denominated performance returns.

All of the Fund’s ten largest holdings as of August 31, 2009 declined for the reporting period. Raiffeisen International Bank Holding AG experienced the steepest decline among the ten largest holdings. Steel maker voestalpine AG, and oil and gas company OMV AG also delivered significant negative returns, as did the Fund’s largest holding, retail bank Erste Group Bank AG. Telecommunications company Telekom Austria AG logged more modest, although double-digit, declines. Vienna Insurance Group and Wienerberger AG, the world’s largest producer of bricks, also experienced relatively modest declines.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(28.52)%	(27.71)%	(31.11)%	5.92%	5.79%	5.54%	10.06%	10.08%	9.71%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(28.52)%	(27.71)%	(31.11)%	33.30%	32.49%	30.94%	160.82%	161.21%	152.62%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

2	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	37.17%

Industrial	16.63

Energy	12.21

Communications	10.25

Basic Materials	8.85

Utilities	7.08

Consumer Non-Cyclical	4.36

Consumer Cyclical	2.66

Short-Term and Other Net Assets	0.79

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Erste Group Bank AG	14.23%

OMV AG	11.06

Telekom Austria AG	10.25

voestalpine AG	7.10

Oesterreichische Elektrizitaetswirtschafts AG Class A	6.68

Raiffeisen International Bank Holding AG	4.70

Vienna Insurance Group	4.33

Wienerberger AG	3.97

Andritz AG	3.45

Immoeast AG	3.06

TOTAL	68.83%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

(TICKER: EWK)

INVESTMENT OBJECTIVE

The iShares MSCI Belgium Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Belgian market, as measured by the MSCI Belgium Investable Market IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (29.15)%, while the total return for the Index was (29.98)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

A slowing global economic environment and ongoing credit crisis weighed on stock markets around the world during much of the reporting period. Early in the reporting period, the credit crisis that had begun with problems within the U.S. mortgage industry spurred extreme turmoil in the global financial sector, leading to a series of bankruptcies and takeovers among several major financial institutions in late 2008. The events impacted markets worldwide, pushing major indices downward and sapping strength from already weak economies. Unemployment rates climbed in most major economies as industrial output declined and levels of imports and exports fell. In an effort to stabilize markets, key central banks around the world took decisive steps, initiating debt purchase programs and easing monetary policy. In the U.S., the Federal Reserve Board cut the federal funds rate to an unprecedented range of 0.00% - 0.25% during the course of the reporting period. The European Central Bank echoed these actions, lowering its key lending rate from 4.25% to a historically low 1.00%.

After dipping to multi-year lows in early March 2009, most international markets rebounded strongly, as many investors appeared confident that the threats surrounding financial markets were beginning to recede. European markets followed these trends. Market strength continued through the end of the reporting period as early, yet uneven, signs of economic recovery emerged in key European markets. Germany and the U.K. experienced increases in industrial output, while consumer spending increased in France. In Switzerland, the KOF broad measure of economic activity reported large jumps in July and August.

Belgium’s equity market experienced a double-digit decline during the reporting period, despite a sharp rebound in the final months of the period. With few natural resources, Belgium imports raw materials and exports end products, and is highly sensitive to the economic state of its trading partners. Sluggish economic conditions in Europe and the U.S., Belgium’s largest export destinations, hurt Belgium’s economy during the reporting period. High commodity prices further dampened economic conditions, as evidenced by GDP rates. In the first two quarters of 2009, Belgium’s GDP fell at annualized rates of 3.1% and 3.7%, respectively, as its export levels dropped sharply, the unemployment rate topped 8% and industrial production decreased. Consumer confidence levels sank to their lowest levels in more than 10 years. The U.S dollar depreciated against the euro in the final months of the reporting period, benefiting dollar-denominated performance returns.

Seven of the ten largest Fund holdings as of August 31, 2009 delivered negative performance for the reporting period. Four financial companies among the Fund’s ten largest holdings declined for the reporting period, including the Fund’s second largest holding, Fortis and KBC Groep NV. The Fund’s largest holding, Anheuser-Busch InBev NV, the world’s largest brewer, posted only a slight decline. Retail food chain Delhaize Group logged a gain for the reporting period, as did biopharmaceutical company UCB SA. Telecommunications company Belgacom SA finished the reporting period with a slight gain.

4	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(29.15)%	(28.62)%	(29.98)%	(0.26)%	(0.44)%	(1.08)%	0.46%	0.37%	(1.20)%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(29.15)%	(28.62)%	(29.98)%	(1.29)%	(2.16)%	(5.28)%	4.67%	3.81%	(11.37)%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Asset
Consumer Non-Cyclical	40.62%

Financial	22.64

Diversified	10.71

Basic Materials	9.66

Communications	8.51

Industrial	4.62

Consumer Cyclical	1.24

Technology	0.17

Short-Term and Other Net Assets	1.83

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Anheuser-Busch InBev NV	24.16%

Fortis	8.64

Groupe Bruxelles Lambert SA	7.14

Delhaize Group	6.26

Solvay SA	4.87

Belgacom SA	4.67

KBC Groep NV	4.61

Dexia SA	4.23

UCB SA	3.80

Colruyt SA	3.76

TOTAL	72.14%

6	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI EMU INDEX FUND

(TICKER: EZU)

INVESTMENT OBJECTIVE

The iShares MSCI EMU Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the EMU markets, as measured by the MSCI EMU IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (19.05)%, while the total return for the Index was (19.02)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

A slowing global economic environment and ongoing credit crisis weighed on stock markets around the world during much of the reporting period. Early in the reporting period, the credit crisis that had begun within the U.S. mortgage industry spurred turmoil in the global financial sector, leading to a series of bankruptcies and takeovers among several major financial institutions in late 2008. The events negatively affected markets in the United States and throughout Europe, pushing major indices downward and sapping strength from already weak economies. Unemployment rates climbed in most major economies as industrial output declined and levels of imports and exports fell. In an effort to stabilize markets, key central banks took decisive steps, initiating debt purchase programs and easing monetary policy. In the U.S., the Federal Reserve Board cut the federal funds rate to an unprecedented range of 0.00% - 0.25% during the course of the reporting period. The European Central Bank echoed these actions, lowering its key lending rate from 4.25% to a historically low 1.00%.

Countries across the European Monetary Union endured a difficult economic environment, with several key nations experiencing recessions. The German economy faced a challenging recession during the reporting period, as evidenced by a contraction in annualized GDP levels for the third and fourth quarters of 2008 and first quarter of 2009. Industrial production declined and the unemployment rate surpassed 8%. The U.K. also struggled with recession during the reporting period. For the fourth quarter of 2008, in particular, annualized GDP declined by its largest level since 1980. Consumer confidence fell to a near record low, and the unemployment rate climbed above 7%. In an effort to stimulate economic activity, the Bank of England cut its key lending rate, the repo rate, aggressively throughout the period, bringing the rate from 5.00% to an unprecedented 0.50%. France experienced its first recession in 16 years. Economic activity, as measured by annualized GDP, contracted for the third and fourth quarters of 2008 and for the first quarter of 2009 as industrial production dropped and the unemployment rate surpassed 9%.

After dipping to multi-year lows in early March 2009, major European markets rebounded, as many investors appeared confident that the threats surrounding financial markets had begun to be mitigated. Market strength continued through the end of the reporting period as early, yet uneven, signs of economic recovery emerged in key European markets. For example, Germany and the U.K. experienced increases in industrial output, while consumer spending climbed in France.

The Fund’s ten largest holdings represented approximately 26% of Fund net assets as of August 31, 2009. Among the Fund’s ten largest holdings performance was mixed for the reporting period. Two financial companies, Allianz SE (Germany) and BNP Paribas (France) both declined. Utility companies E.ON AG (Germany) and ENI SpA (Italy) also lost ground during the period, as did Europe’s largest engineering company, Siemens AG (Germany). On the positive side, two of the four financial companies among the ten largest holdings posted gains: Banco Bilbao Vizcaya Argentaria SA (Spain) delivered a double-digit gain, and the Fund’s largest holding, Banco Santander SA (Spain) also finished the reporting period in positive territory. Telecommunications company Telefonica SA (Spain) also gained ground.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMU INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(19.05)%	(18.31)%	(19.02)%	7.02%	6.88%	7.22%	0.74%	0.77%	1.01%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(19.05)%	(18.31)%	(19.02)%	40.38%	39.48%	41.70%	6.95%	7.20%	9.54%

Total returns for the period since inception are calculated from the inception date of the Fund (7/25/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/31/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMU INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	26.96%

Consumer Non-Cyclical	13.36

Communications	12.85

Industrial	10.97

Utilities	10.33

Energy	7.94

Basic Materials	7.31

Consumer Cyclical	6.13

Technology	2.60

Diversified	1.21

Short-Term and Other Net Assets	0.34

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Banco Santander SA (Spain)	3.99%

Total SA (France)	3.86

Telefonica SA (Spain)	3.35

E.ON AG (Germany)	2.54

Siemens AG Registered (Germany)	2.26

Sanofi-Aventis (France)	2.25

BNP Paribas (France)	2.13

Banco Bilbao Vizcaya Argentaria SA (Spain)	2.04

Eni SpA (Italy)	1.95

Allianz SE Registered (Germany)	1.66

TOTAL	26.03%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI FRANCE INDEX FUND

(TICKER: EWQ)

INVESTMENT OBJECTIVE

The iShares MSCI France Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the French market, as measured by the MSCI France IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for both the Fund and the Index was (17.11)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

A slowing global economic environment and ongoing credit crisis weighed on stock markets around the world during much of the reporting period. Early in the reporting period, the credit crisis that had begun with problems within the U.S. mortgage industry spurred extreme turmoil in the global financial sector, leading to a series of bankruptcies and takeovers among several major financial institutions in late 2008. The events impacted markets worldwide, pushing major indices downward and sapping strength from already weak economies. Unemployment rates climbed in most major economies as industrial output declined and levels of imports and exports fell. In an effort to stabilize markets, key central banks around the world took decisive steps, initiating debt purchase programs and easing monetary policy. In the U.S., the Federal Reserve Board cut the federal funds rate to an unprecedented range of 0.00% - 0.25% during the course of the reporting period. The European Central Bank echoed these actions, lowering its key lending rate from 4.25% to a historically low 1.00%.

After dipping to multi-year lows in early March 2009, most international markets rebounded strongly, as many investors appeared confident that the threats surrounding financial markets were beginning to recede. European markets followed these trends. Market strength continued through the end of the reporting period as early, yet uneven, signs of economic recovery emerged in key European markets. Germany and the U.K. experienced increases in industrial output, while consumer spending increased in France. In Switzerland, the KOF broad measure of economic activity reported large jumps in July and August.

French equity markets declined during the reporting period, despite a strong rebound in the second half of the period. During the reporting period, France experienced its first recession in 16 years. Economic activity, as measured by annualized GDP, contracted for the third and fourth quarters of 2008 and for the first quarter of 2009 as industrial production dropped and the unemployment rate surpassed 9%. In the final months of the reporting period, however, early signs of economic recovery emerged. By June, consumer spending levels rose, the contraction in manufacturing and services slowed, and industrial production increased. For the second quarter of 2009, GDP grew at an annualized 0.3% rate, its first gain in five quarters. The U.S dollar depreciated against the euro in the final months of the reporting period, benefiting dollar-denominated performance returns.

Nine of the Fund’s ten largest holdings as of August 31, 2009 experienced share price declines for the reporting period. Steelmaker ArcelorMittal posted the largest decline of the ten largest holdings during the reporting period. Financial companies, including insurer AXA and investment bank Societe Generale, also suffered double-digit declines in share prices, as did natural gas producer GDF Suez. The Fund’s largest holding, oil company Total SA, declined for the reporting period. Media conglomerate Vivendi SA also lost ground. On the positive side, pharmaceutical company Sanofi-Aventis delivered a slight gain.

10	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRANCE INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(17.11)%	(16.44)%	(17.11)%	6.31%	6.25%	6.53%	2.91%	2.90%	3.27%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(17.11)%	(16.44)%	(17.11)%	35.77%	35.40%	37.20%	33.26%	33.08%	37.96%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRANCE INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Consumer Non-Cyclical	19.49%

Financial	19.21

Industrial	13.39

Energy	12.90

Communications	11.17

Utilities	8.00

Basic Materials	5.79

Consumer Cyclical	5.41

Diversified	2.29

Technology	2.05

Short-Term and Other Net Assets	0.30

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Total SA	11.97%

Sanofi-Aventis	6.99

BNP Paribas	6.59

GDF Suez	4.97

France Telecom SA	4.56

Societe Generale	3.67

AXA	3.49

Vivendi SA	3.27

ArcelorMittal	3.01

Danone SA	2.93

TOTAL	51.45%

12	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY INDEX FUND

(TICKER: EWG)

INVESTMENT OBJECTIVE

The iShares MSCI Germany Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the German market, as measured by the MSCI Germany IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (21.62)%, while the total return for the Index was (21.71)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

A slowing global economic environment and ongoing credit crisis weighed on stock markets around the world during much of the reporting period. Early in the reporting period, the credit crisis that had begun with problems within the U.S. mortgage industry spurred extreme turmoil in the global financial sector, leading to a series of bankruptcies and takeovers among several major financial institutions in late 2008. The events impacted markets worldwide, pushing major indices downward and sapping strength from already weak economies. Unemployment rates climbed in most major economies as industrial output declined and levels of imports and exports fell. In an effort to stabilize markets, key central banks around the world took decisive steps, initiating debt purchase programs and easing monetary policy. In the U.S., the Federal Reserve Board cut the federal funds rate to an unprecedented range of 0.00% - 0.25% during the course of the reporting period. The European Central Bank echoed these actions, lowering its key lending rate from 4.25% to a historically low 1.00%.

After dipping to multi-year lows in early March 2009, most international markets rebounded strongly, as many investors appeared confident that the threats surrounding financial markets were beginning to recede. European markets followed these trends. Market strength continued through the end of the reporting period as early, yet uneven, signs of economic recovery emerged in key European markets. Germany and the U.K. experienced increases in industrial output, while consumer spending increased in France. In Switzerland, the KOF broad measure of economic activity reported large jumps in July and August.

Germany’s market finished the reporting period with a double-digit decline, despite rebounding sharply in the second half of the reporting period. The German economy was challenged with a recession during the reporting period, as evidenced by a contraction in annualized GDP levels for the third and fourth quarters of 2008 and first quarter of 2009. Industrial production declined throughout the period, and the unemployment rate surpassed 8%. In the final months of the reporting period, though, early signs of economic recovery began to surface. Industrial production improved and the unemployment rate stabilized at 8.3%. German retail sales rose as consumer confidence reached its highest level in more than a year. For the second quarter of 2009, GDP grew at an annualized 0.3% rate. The U.S dollar depreciated against the euro in the final months of the reporting period, benefiting dollar-denominated performance returns.

All of the Fund’s ten largest holdings as of August 31, 2009 delivered negative returns for the reporting period. Financial companies Allianz SE and Deutsche Bank AG both posted double-digit declines, as did the Fund’s largest holding, utility company E.ON AG. Bayer AG, Germany’s largest drug maker, and car maker Daimler AG also experienced significant declines. Telecommunications company Deutsche Telekom AG lost ground as well. Chemical company BASF SE posted only a modest drop in share price for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(21.62)%	(21.00)%	(21.71)%	9.51%	9.46%	9.73%	2.62%	2.70%	2.94%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(21.62)%	(21.00)%	(21.71)%	57.47%	57.14%	59.08%	29.51%	30.53%	33.61%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	19.63%

Basic Materials	15.63

Utilities	15.60

Industrial	15.36

Consumer Cyclical	14.18

Consumer Non-Cyclical	7.64

Technology	5.94

Communications	5.06

Diversified	0.35

Energy	0.24

Short-Term and Other Net Assets	0.37

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
E.ON AG	10.71%

Siemens AG Registered	9.37

Allianz SE Registered	6.85

BASF SE	6.21

Bayer AG	6.11

Daimler AG Registered	5.24

SAP AG	5.22

Deutsche Telekom AG Registered	4.79

RWE AG	4.71

Deutsche Bank AG Registered	4.70

TOTAL	63.91%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI ITALY INDEX FUND

(TICKER: EWI)

INVESTMENT OBJECTIVE

The iShares MSCI Italy Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Italian market, as measured by the MSCI Italy IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (20.78)%, while the total return for the Index was (20.48)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

A slowing global economic environment and ongoing credit crisis weighed on stock markets around the world during much of the reporting period. Early in the reporting period, the credit crisis that had begun with problems within the U.S. mortgage industry spurred extreme turmoil in the global financial sector, leading to a series of bankruptcies and takeovers among several major financial institutions in late 2008. The events impacted markets worldwide, pushing major indices downward and sapping strength from already weak economies. Unemployment rates climbed in most major economies as industrial output declined and levels of imports and exports fell. In an effort to stabilize markets, key central banks around the world took decisive steps, initiating debt purchase programs and easing monetary policy. In the U.S., the Federal Reserve Board cut the federal funds rate to an unprecedented range of 0.00% - 0.25% during the course of the reporting period. The European Central Bank echoed these actions, lowering its key lending rate from 4.25% to a historically low 1.00%.

After dipping to multi-year lows in early March 2009, most international markets rebounded strongly, as many investors appeared confident that the threats surrounding financial markets were beginning to recede. European markets followed these trends. Market strength continued through the end of the reporting period as early, yet uneven, signs of economic recovery emerged in key European markets. Germany and the U.K. experienced increases in industrial output, while consumer spending increased in France. In Switzerland, the KOF broad measure of economic activity reported large jumps in July and August.

Italy’s equity market finished the reporting period with a double-digit decline, despite rebounding sharply in the second half of the reporting period. Already one of the slowest economies in the euro zone, Italy’s economic growth declined further during the reporting period. Annualized GDP contracted for the third and fourth quarters of 2008, as well as the first two quarters of 2009, as industrial production declined and unemployment levels rose above 7%. For the second quarter of 2009, though, the decline in GDP was a relatively modest 0.5%, compared to declines of 2.1% and 2.7% for the fourth quarter of 2008 and first quarter of 2009, respectively. The U.S dollar depreciated against the euro in the final months of the reporting period, benefiting dollar-denominated performance returns.

For the reporting period, performance was mostly negative among the Fund’s ten largest holdings. The Fund’s largest holding, utility company ENI SpA, detracted significantly from performance. Financial companies Assicurazioni Generali SpA, UniCredit SpA, and Intesa Sanpaolo SpA all posted double-digit declines, as did car maker Fiat SpA. Enel SpA, Italy’s largest power company, also delivered negative returns for the period. On the positive side, telecommunications company Telecom Italia SpA and financial company Mediobanca SpA both produced positive returns for the reporting period.

16	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ITALY INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(20.78)%	(19.43)%	(20.48)%	2.65%	2.53%	2.51%	2.36%	2.39%	2.17%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(20.78)%	(19.43)%	(20.48)%	13.94%	13.30%	13.20%	26.32%	26.64%	23.95%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ITALY INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	43.01%

Energy	20.07

Utilities	14.43

Communications	7.09

Industrial	5.66

Consumer Non-Cyclical	5.25

Consumer Cyclical	3.88

Diversified	0.46

Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Eni SpA	17.00%

UniCredit SpA	14.43

Enel SpA	9.76

Intesa Sanpaolo SpA	8.35

Assicurazioni Generali SpA	4.75

Telecom Italia SpA	3.78

Unione di Banche Italiane ScpA	3.29

Terna SpA	3.29

Mediobanca SpA	2.71

Fiat SpA	2.68

TOTAL	70.04%

18	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

(TICKER: EWN)

INVESTMENT OBJECTIVE

The iShares MSCI Netherlands Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Dutch market, as measured by the MSCI Netherlands Investable Market IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (20.59)%, while the total return for the Index was (20.01)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

A slowing global economic environment and ongoing credit crisis weighed on stock markets around the world during much of the reporting period. Early in the reporting period, the credit crisis that had begun with problems within the U.S. mortgage industry spurred extreme turmoil in the global financial sector, leading to a series of bankruptcies and takeovers among several major financial institutions in late 2008. The events impacted markets worldwide, pushing major indices downward and sapping strength from already weak economies. Unemployment rates climbed in most major economies as industrial output declined and levels of imports and exports fell. In an effort to stabilize markets, key central banks around the world took decisive steps, initiating debt purchase programs and easing monetary policy. In the U.S., the Federal Reserve Board cut the federal funds rate to an unprecedented range of 0.00% - 0.25% during the course of the reporting period. The European Central Bank echoed these actions, lowering its key lending rate from 4.25% to a historically low 1.00%.

After dipping to multi-year lows in early March 2009, most international markets rebounded strongly, as many investors appeared confident that the threats surrounding financial markets were beginning to recede. European markets followed these trends. Market strength continued through the end of the reporting period as early, yet uneven, signs of economic recovery emerged in key European markets. Germany and the U.K. experienced increases in industrial output, while consumer spending increased in France. In Switzerland, the KOF broad measure of economic activity reported large jumps in July and August.

Although the Netherlands’ equity market rebounded strongly in the final months of the reporting period, this was not sufficient to fully offset the substantial decline experienced in the first half of the period. Because the Dutch economy is based heavily on export trade, it is sensitive to the economic health of its trading partners. Neighboring European countries, in particular, account for roughly 75% of the Netherlands’ export market. During the reporting period, the economic sluggishness experienced across key European countries appears to have resulted in decreased demand for Dutch products. This, in turn, dampened economic growth for the country. Industrial production contracted throughout the period as export levels generally declined. Economic activity, as measured by GDP, dropped by an annualized 0.7% for the fourth quarter of 2008, and by a more severe 4.5% in the first quarter of 2009. The U.S dollar depreciated against the euro in the final months of the reporting period, benefiting dollar-denominated performance returns.

Eight of the ten largest Fund holdings as of August 31, 2009 delivered negative returns for the reporting period. Financial companies ING Groep NV and Aegon NV were the largest decliners. Express delivery service company TNT NV and Koninklijke Philips Electronics NV also posted double-digit declines. Beer maker Heineken NV experienced a moderate decline. On the positive side, ASML Holding NV and the Fund’s largest holding, consumer products company Unilever NV, posted positive returns for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(20.59)%	(19.93)%	(20.01)%	6.78%	6.78%	7.41%	(0.05)%	(0.04)%	1.02%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(20.59)%	(19.93)%	(20.01)%	38.81%	38.83%	42.96%	(0.54)%	(0.43)%	10.68%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Consumer Non-Cyclical	31.81%

Financial	19.81

Industrial	15.78

Communications	15.35

Basic Materials	7.20

Technology	6.15

Energy	2.52

Diversified	0.76

Consumer Cyclical	0.31

Short-Term and Other Net Assets	0.31

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Unilever NV	16.80%

ING Groep NV	11.00

Koninklijke KPN NV	9.50

Koninklijke Philips Electronics NV	7.45

Koninklijke Ahold NV	4.85

Akzo Nobel NV	4.80

ASML Holding NV	4.75

Aegon NV	4.37

TNT NV	3.97

Heineken NV	3.79

TOTAL	71.28%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI SPAIN INDEX FUND

(TICKER: EWP)

INVESTMENT OBJECTIVE

The iShares MSCI Spain Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Spanish market, as measured by the MSCI Spain IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was 0.64%, while the total return for the Index was 0.71%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

A slowing global economic environment and ongoing credit crisis weighed on stock markets around the world during much of the reporting period. Early in the reporting period, the credit crisis that had begun with problems within the U.S. mortgage industry spurred extreme turmoil in the global financial sector, leading to a series of bankruptcies and takeovers among several major financial institutions in late 2008. The events impacted markets worldwide, pushing major indices downward and sapping strength from already weak economies. Unemployment rates climbed in most major economies as industrial output declined and levels of imports and exports fell. In an effort to stabilize markets, key central banks around the world took decisive steps, initiating debt purchase programs and easing monetary policy. In the U.S., the Federal Reserve Board cut the federal funds rate to an unprecedented range of 0.00% - 0.25% during the course of the reporting period. The European Central Bank echoed these actions, lowering its key lending rate from 4.25% to a historically low 1.00%.

After dipping to multi-year lows in early March 2009, most international markets rebounded strongly, as many investors appeared confident that the threats surrounding financial markets were beginning to recede. European markets followed these trends. Market strength continued through the end of the reporting period as early, yet uneven, signs of economic recovery emerged in key European markets. Germany and the U.K. experienced increases in industrial output, while consumer spending increased in France. In Switzerland, the KOF broad measure of economic activity reported large jumps in July and August.

Although the Spanish equity market declined sharply in the first half of the reporting period, it rebounded soundly in the final months and finished the period with a positive return. Because Spain’s neighboring European countries account for the vast majority of its exports, the country was hurt by the tumultuous economic environments in major European countries during the reporting period. Export trade slowed throughout the reporting period, but climbed in the final months of the period. Economic activity, as measured by GDP, contracted for the third and fourth quarters of 2008 and for the first two quarters of 2009. In the second quarter of 2009, annualized GDP declined 1.06%. As the country struggled with recession, unemployment levels rose. For the second quarter of 2009, the unemployment rate reached 18%, the highest level of all European countries. The U.S dollar depreciated against the euro in the final months of the reporting period, benefiting dollar-denominated performance returns.

Performance among the ten largest holdings as of August 31, 2009 was mostly positive for the reporting period. Among the ten largest holdings, infrastructure construction company Actividades de Construccion y Servicios SA delivered the largest gains, followed by clothing retailer Industria de Diseno Textil SA. Four financial companies posted positive returns, including Banco Bilbao Vizcaya Argentaria SA and the Fund’s largest holding, Banco Santander SA. The Fund’s second largest holding, Telefonica SA, also contributed meaningfully to Fund performance. On the negative side, electric utility company Iberdrola SA and oil and gas company Repsol YPF SA both declined for the reporting period.

22	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SPAIN INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.64%	1.35%	0.71%	14.88%	14.75%	15.04%	8.67%	8.70%	8.57%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.64%	1.35%	0.71%	100.12%	98.95%	101.49%	129.66%	130.37%	127.56%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or ”NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SPAIN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	46.17%

Communications	19.50

Utilities	10.27

Industrial	6.64

Energy	5.64

Consumer Cyclical	4.96

Consumer Non-Cyclical	4.52

Technology	1.61

Basic Materials	0.53

Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Banco Santander SA	23.18%

Telefonica SA	18.80

Banco Bilbao Vizcaya Argentaria SA	7.43

Iberdrola SA	4.86

Repsol YPF SA	4.64

Industria de Diseno Textil SA	4.58

Banco Popular Espanol SA	3.44

Banco de Sabadell SA	3.39

Abertis Infraestructuras SA	3.16

Actividades de Construcciones y Servicios SA	2.95

TOTAL	76.43%

24	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SWEDEN INDEX FUND

(TICKER: EWD)

INVESTMENT OBJECTIVE

The iShares MSCI Sweden Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Swedish market, as measured by the MSCI Sweden IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (4.04)%, while the total return for the Index was (4.16)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

A slowing global economic environment and ongoing credit crisis weighed on stock markets around the world during much of the reporting period. Early in the reporting period, the credit crisis that had begun with problems within the U.S. mortgage industry spurred extreme turmoil in the global financial sector, leading to a series of bankruptcies and takeovers among several major financial institutions in late 2008. The events impacted markets worldwide, pushing major indices downward and sapping strength from already weak economies. Unemployment rates climbed in most major economies as industrial output declined and levels of imports and exports fell. In an effort to stabilize markets, key central banks around the world took decisive steps, initiating debt purchase programs and easing monetary policy. In the U.S., the Federal Reserve Board cut the federal funds rate to an unprecedented range of 0.00% - 0.25% during the course of the reporting period. The European Central Bank echoed these actions, lowering its key lending rate from 4.25% to a historically low 1.00%.

After dipping to multi-year lows in early March 2009, most international markets rebounded strongly, as many investors appeared confident that the threats surrounding financial markets were beginning to recede. European markets followed these trends. Market strength continued through the end of the reporting period as early, yet uneven, signs of economic recovery emerged in key European markets. Germany and the U.K. experienced increases in industrial output, while consumer spending increased in France. In Switzerland, the KOF broad measure of economic activity reported large jumps in July and August.

Although it rebounded strongly in the final months of the reporting period, Sweden’s equity market declined modestly for the reporting period. Sweden’s economy relies heavily on exports, and it is sensitive to the economic health of its export partners. During the reporting period, the economic slowdown in neighboring European countries and in the U.S. appears to have resulted in reduced export levels for Sweden, which in turn translated into slowing economic conditions during the reporting period. For the fourth quarter of 2008 and first two quarters of 2009, annualized GDP contracted, declining 5.1%, 5.6%, and 6.1%, respectively. Unemployment levels escalated, topping 9% by July 2009. Consistent with central banks around the world, Sweden’s Riksbank lowered its key interest rate from 4.50% to 0.25% during the course of the reporting period in an effort to stimulate economic activity.

Seven of the Fund’s ten largest holdings delivered negative returns for the reporting period. Among the ten largest holdings, financial company Skandinaviska Enskilda Banken AB logged the largest decline. Machinery company Sandvik AB and car maker Volvo AB also experienced double-digit declines, as did the mobile phone maker Telefonaktiebolaget LM Ericsson. On the positive side, the clothing retailer Hennes & Mauritz AB contributed positively to Fund performance. Banks Svenska Handelsbanken AB and the Fund’s largest holding, Nordea Bank AB, both posted gains for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(4.04)%	(3.30)%	(4.16)%	9.46%	9.37%	9.45%	4.54%	4.58%	4.99%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(4.04)%	(3.30)%	(4.16)%	57.13%	56.47%	57.06%	55.83%	56.45%	62.73%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or ”NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	28.11%

Industrial	22.97

Communications	21.46

Consumer Cyclical	15.34

Consumer Non-Cyclical	5.90

Basic Materials	5.22

Energy	0.82

Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Nordea Bank AB	13.86%

Hennes & Mauritz AB Class B	11.63

Telefonaktiebolaget LM Ericsson AB Class B	11.60

TeliaSonera AB	5.97

Svenska Handelsbanken AB Class A	4.84

Skandinaviska Enskilda Banken AB Class A	4.38

Sandvik AB	4.20

Volvo AB Class B	3.92

Investor AB Class B	3.59

Atlas Copco AB Class A	3.18

TOTAL	67.17%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance

iSHARES® MSCI SWITZERLAND INDEX FUND

(TICKER: EWL)

INVESTMENT OBJECTIVE

The iShares MSCI Switzerland Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Swiss market, as measured by the MSCI Switzerland IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (8.63)%, while the total return for the Index was (9.30)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

A slowing global economic environment and ongoing credit crisis weighed on stock markets around the world during much of the reporting period. Early in the reporting period, the credit crisis that had begun with problems within the U.S. mortgage industry spurred extreme turmoil in the global financial sector, leading to a series of bankruptcies and takeovers among several major financial institutions in late 2008. The events impacted markets worldwide, pushing major indices downward and sapping strength from already weak economies. Unemployment rates climbed in most major economies as industrial output declined and levels of imports and exports fell. In an effort to stabilize markets, key central banks around the world took decisive steps, initiating debt purchase programs and easing monetary policy. In the U.S., the Federal Reserve Board cut the federal funds rate to an unprecedented range of 0.00% – 0.25% during the course of the reporting period. The European Central Bank echoed these actions, lowering its key lending rate from 4.25% to a historically low 1.00%.

After dipping to multi-year lows in early March 2009, most international markets rebounded strongly, as many investors appeared confident that the threats surrounding financial markets were beginning to recede. European markets followed these trends. Market strength continued through the end of the reporting period as early, yet uneven, signs of economic recovery emerged in key European markets. Germany and the U.K. experienced increases in industrial output, while consumer spending increased in France. In Switzerland, the KOF broad measure of economic activity reported large jumps in July and August.

Switzerland’s equity market declined for the reporting period, despite rebounding sharply in the second half of the reporting period. Switzerland’s economy relies on countries in the euro zone for the majority of its exports, and appears to have been negatively affected by the difficult economic conditions in some of its neighboring countries during the reporting period. As export levels came under pressure, economic activity slowed. For the fourth quarter of 2008, annualized GDP contracted 0.2%. In the first and second quarters of 2009, GDP declined by 1.6% and 2.1%, respectively. Switzerland’s central bank took decisive steps to lower rates and weaken the Swiss franc in an effort to stimulate export activity. During the course of the reporting period, short term rates were dropped from 2.75% to 0.25%. In the last months of the period, the Swiss economy showed signs of moving toward a potential recovery. In July, the KOF economic indicators that aim to predict the economy’s direction several months in advance posted a record jump of 1.66% in its third consecutive monthly advance.

Nine of the ten largest Fund holdings delivered negative performance for the reporting period. ABB Ltd., the world’s largest producer of power grids, experienced the steepest share price decline among the Fund’s ten largest holdings. The share prices of pharmaceutical companies Novartis AG and Roche Holding AG also fell. The Fund’s largest holding, packaged food company Nestle SA, posted a modest decline. Performance among financial companies was mixed: UBS AG and Zurich Financial Services AG both lost ground during the reporting period, while Credit Suisse Group AG posted solid gains.

28	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWITZERLAND INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(8.63)%	(8.02)%	(9.30)%	8.67%	8.71%	8.17%	3.93%	3.91%	4.06%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(8.63)%	(8.02)%	(9.30)%	51.56%	51.84%	48.09%	47.01%	46.78%	48.88%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or ”NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWITZERLAND INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Consumer Non-Cyclical	52.55%

Financial	23.57

Industrial	9.42

Basic Materials	6.19

Consumer Cyclical	4.05

Communications	2.42

Technology	0.44

Utilities	0.25

Short-Term and Other Net Assets	1.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Nestle SA Registered	17.66%

Roche Holding AG Genusschein	13.91

Novartis AG Registered	10.58

Credit Suisse Group AG Registered	7.16

UBS AG Registered	4.90

Zurich Financial Services AG Registered	4.76

ABB Ltd. Registered	4.72

Syngenta AG Registered	3.73

Compagnie Financiere Richemont SA Class A Bearer Units	2.60

Synthes Inc.	2.54

TOTAL	72.56%

30	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM INDEX FUND

(TICKER: EWU)

INVESTMENT OBJECTIVE

The iShares MSCI United Kingdom Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the British market, as measured by the MSCI United Kingdom IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (18.68)%, while the total return for the Index was (18.27)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

A slowing global economic environment and ongoing credit crisis weighed on stock markets around the world during much of the reporting period. Early in the reporting period, the credit crisis that had begun with problems within the U.S. mortgage industry spurred extreme turmoil in the global financial sector, leading to a series of bankruptcies and takeovers among several major financial institutions in late 2008. The events impacted markets worldwide, pushing major indices downward and sapping strength from already weak economies. Unemployment rates climbed in most major economies as industrial output declined and levels of imports and exports fell. In an effort to stabilize markets, key central banks around the world took decisive steps, initiating debt purchase programs and easing monetary policy. In the U.S., the Federal Reserve Board cut the federal funds rate to an unprecedented range of 0.00% - 0.25% during the course of the reporting period. The European Central Bank echoed these actions, lowering its key lending rate from 4.25% to a historically low 1.00%.

After dipping to multi-year lows in early March 2009, most international markets rebounded strongly, as many investors appeared confident that the threats surrounding financial markets were beginning to recede. European markets followed these trends. Market strength continued through the end of the reporting period as early, yet uneven, signs of economic recovery emerged in key European markets. Germany and the U.K. experienced increases in industrial output, while consumer spending increased in France. In Switzerland, the KOF broad measure of economic activity reported large jumps in July and August.

The United Kingdom’s equity market finished the reporting period with a double-digit decline, despite rebounding sharply in the second half of the reporting period. As did many of its European neighbors, the U.K. faced a challenging recession during the reporting period. For the fourth quarter of 2008, in particular, annualized GDP declined by its largest level since 1980. Consumer confidence fell to a near record low, and the unemployment rate climbed above 7%. In an apparent effort to stimulate economic activity, the Bank of England cut its key lending rate, the repo rate, aggressively throughout the period, bringing the rate from 5.0% to an unprecedented 0.50%. In the final months of the reporting period, encouraging signs began to emerge. In June 2009, manufacturing output reached its best results since the beginning of 2008, and the Purchasing Managers’ Index for services rose, implying increased business activity.

All of the Fund’s ten largest holdings as of August 31, 2009 declined for the reporting period. The Fund’s largest holding, financial company HSBC Holdings PLC, experienced the steepest decline among the ten largest holdings. The oil company Royal Dutch Shell PLC and pharmaceutical company GlaxoSmithKline PLC also posted double-digit declines, as did wireless telecommunications company Vodafone Group PLC. Pharmaceutical company AstraZeneca PLC finished the reporting period with only a slight decline.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	31

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(18.68)%	(18.37)%	(18.27)%	2.89%	2.58%	3.52%	0.45%	0.33%	1.13%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(18.68)%	(18.37)%	(18.27)%	15.31%	13.57%	18.88%	4.57%	3.37%	11.89%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

32	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Consumer Non-Cyclical	24.86%

Financial	23.48

Energy	20.40

Basic Materials	10.51

Communications	8.98

Utilities	3.95

Consumer Cyclical	3.60

Industrial	2.84

Technology	0.46

Diversified	0.13

Short-Term and Other Net Assets	0.79

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
HSBC Holdings PLC	9.36%

BP PLC	8.02

Vodafone Group PLC	5.61

GlaxoSmithKline PLC	5.02

Royal Dutch Shell PLC Class A	4.88

Royal Dutch Shell PLC Class B	3.63

Barclays PLC	3.38

AstraZeneca PLC	3.31

British American Tobacco PLC	3.01

BHP Billiton PLC	2.89

TOTAL	49.11%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	33

Shareholder Expenses (Unaudited)

iSHARES®, INC.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/09)	Ending Account Value (8/31/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/09 to 8/31/09)
Austria Investable Market
Actual	$1,000.00	$2,005.40	0.55%	$4.17
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80
Belgium Investable Market
Actual	1,000.00	1,618.10	0.56	3.70
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.56	2.85
EMU
Actual	1,000.00	1,618.80	0.57	3.76
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.57	2.91
France
Actual	1,000.00	1,570.30	0.55	3.56
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80

34	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	Beginning Account Value (3/1/09)	Ending Account Value (8/31/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/09 to 8/31/09)
Germany
Actual	$1,000.00	$1,588.40	0.55%	$3.59
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80
Italy
Actual	1,000.00	1,622.80	0.64	3.64
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.64	2.80
Netherlands Investable Market
Actual	1,000.00	1,590.20	0.56	3.66
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.56	2.85
Spain
Actual	1,000.00	1,735.80	0.55	3.79
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80
Sweden
Actual	1,000.00	1,838.50	0.55	3.94
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80
Switzerland
Actual	1,000.00	1,473.00	0.56	3.49
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.56	2.85
United Kingdom
Actual	1,000.00	1,503.70	0.55	3.47
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	35

Schedule of Investments

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.21%

AUTO MANUFACTURERS – 0.50%
Rosenbauer International AG	18,644	$807,736

		807,736

BANKS – 18.93%
Erste Group Bank AGa	535,778	22,727,745
Raiffeisen International Bank Holding AGa	141,805	7,498,874

		30,226,619

BIOTECHNOLOGY – 2.89%
Intercell AGa,b	128,849	4,622,619

		4,622,619

BUILDING MATERIALS – 3.97%
Wienerberger AGa,b	277,606	6,342,186

		6,342,186

COMMERCIAL SERVICES – 0.32%
Kapsch TrafficCom AG	16,152	514,572

		514,572

ELECTRIC – 7.08%
EVN AG	31,186	648,030
Oesterreichische Elektrizitaetswirtschafts AG Class A	209,903	10,660,222

		11,308,252

ELECTRICAL COMPONENTS & EQUIPMENT – 1.02%
Zumtobel AGb	112,338	1,625,003

		1,625,003

ENGINEERING & CONSTRUCTION – 1.90%
A1 Airports International Ltd.[a,b]	279,786	1,124,219
Flughafen Wien AG	45,188	1,912,988

		3,037,207

ENTERTAINMENT – 2.16%
bwin Interactive Entertainment AGb	87,848	3,444,131

		3,444,131

ENVIRONMENTAL CONTROL – 0.80%
BWT AGa	46,202	1,272,339

		1,272,339

FOOD – 1.15%
Agrana Beteiligungs AG	18,633	1,829,769

		1,829,769

Security	Shares	Value
FOREST PRODUCTS & PAPER – 1.75%
Mayr-Melnhof Karton AG	29,230	$2,789,443

		2,789,443

INSURANCE – 4.33%
Vienna Insurance Group	132,799	6,908,279

		6,908,279

IRON & STEEL – 7.10%
voestalpine AG	351,787	11,333,477

		11,333,477

MACHINERY – 3.88%
Andritz AG	121,186	5,512,883
A-TEC Industries AGb	42,028	682,735

		6,195,618

MACHINERY – CONSTRUCTION & MINING – 0.78%
Palfinger AGa	51,745	1,246,027

		1,246,027

MANUFACTURING – 2.27%
RHI AGb	83,977	2,229,457
Semperit AG Holding	40,527	1,395,799

		3,625,256

OIL & GAS – 11.06%
OMV AG	447,693	17,654,851

		17,654,851

OIL & GAS SERVICES – 1.15%
Schoeller-Bleckmann Oilfield Equipment AG	44,951	1,837,157

		1,837,157

REAL ESTATE – 13.91%
Atrium European Real Estate Ltd.[b]	743,548	4,673,585
CA Immo International AGb	100,962	736,018
CA Immobilien Anlagen AGa,b	297,356	3,686,867
conwert Immobilien Invest SEb	256,592	3,148,301
ECO Business-Immobilien AGb	139,988	823,648
Immoeast AGb	953,135	4,883,033
IMMOFINANZ AGa,b	816,860	2,590,639
Sparkassen Immobilien AGb	231,628	1,668,637

		22,210,728

TELECOMMUNICATIONS – 10.25%
Telekom Austria AG	935,439	16,363,877

		16,363,877

36	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
TRANSPORTATION – 2.01%
Oesterreichische Post AG	119,527	$3,216,135

		3,216,135

TOTAL COMMON STOCKS
(Cost: $218,122,926)		158,411,281

SHORT-TERM INVESTMENTS – 20.43%

MONEY MARKET FUNDS – 20.43%
Barclays Global Investors Funds
Institutional Money Market
Fund, SL Agency Shares
0.26%[c,d,e]	28,439,681	28,439,681
Barclays Global Investors Funds
Prime Money Market
Fund, SL Agency Shares
0.21%[c,d,e]	4,011,865	4,011,865
Barclays Global Investors Funds
Treasury Money Market
Fund, SL Agency Shares
0.08%[c,d]	160,970	160,970

		32,612,516

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,612,516)		32,612,516

TOTAL INVESTMENTS IN SECURITIES – 119.64%
(Cost: $250,735,442)		191,023,797

Other Assets, Less Liabilities – (19.64)%		(31,357,870)

NET ASSETS – 100.00%		$159,665,927

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 98.17%
AGRICULTURE – 0.49%
SIPEF NV	5,060	$257,778

		257,778

APPAREL – 0.38%
Van de Velde NV	4,730	198,814

		198,814

BANKS – 17.48%
Dexia SAa	262,240	2,245,546
Fortis[a]	1,069,420	4,579,459
KBC Groep NVa	65,230	2,445,517

		9,270,522

BEVERAGES – 24.16%
Anheuser-Busch InBev NV	296,560	12,816,294

		12,816,294

BIOTECHNOLOGY – 0.23%
Devgen NVa,b	10,681	124,155

		124,155

CHEMICALS – 5.72%
Recticel SA	10,261	79,810
Solvay SA	24,530	2,585,571
Tessenderlo Chemie NV	10,562	368,770

		3,034,151

DIVERSIFIED FINANCIAL SERVICES – 0.57%
KBC Ancora SCA[a]	15,070	300,388

		300,388

ELECTRICAL COMPONENTS & EQUIPMENT – 1.57%
NV Bekaert SA	6,270	834,543

		834,543

ELECTRONICS – 1.26%
Barco NVa	6,270	306,014
EVS Broadcast Equipment SA	5,720	364,539

		670,553

ENGINEERING & CONSTRUCTION – 0.38%
Compagnie d’Entreprises CFE	3,080	153,372
Hamon & Cie (International) SA	1,320	50,236

		203,608

ENTERTAINMENT – 0.16%
Kinepolis	2,311	86,392

		86,392

Security	Shares	Value
FOOD – 10.02%
Colruyt SA	8,690	$1,995,293
Delhaize Group	49,500	3,320,530

		5,315,823

HEALTH CARE - PRODUCTS – 0.21%
Ion Beam Applications SA	10,340	112,624

		112,624

HOLDING COMPANIES - DIVERSIFIED – 10.71%
Ackermans & van Haaren NV	11,660	856,713
Compagnie Nationale a Portefeuille SA	19,910	1,034,444
Groupe Bruxelles Lambert SA	43,230	3,788,613

		5,679,770

INVESTMENT COMPANIES – 0.41%
RHJ International SAa	28,491	218,331

		218,331

MANUFACTURING – 0.64%
Agfa-Gevaert NVa	65,560	339,636

		339,636

MEDIA – 0.07%
Roularta Media Group NVa	1,540	34,255

		34,255

MINING – 3.94%
Nyrstar NVa	46,438	479,814
Umicore	59,400	1,610,221

		2,090,035

PHARMACEUTICALS – 5.51%
Arseus NV	11,770	132,591
Galapagos NVa	18,040	199,340
Omega Pharma SA	9,020	348,521
ThromboGenics NVa	12,540	224,944
UCB SA	51,810	2,017,857

		2,923,253

REAL ESTATE – 0.25%
Atenor Group SA	2,437	133,594

		133,594

REAL ESTATE INVESTMENT TRUSTS – 3.23%
Befimmo SCA	6,600	615,636
Cofinimmo SA	5,280	700,121
Intervest Offices NV	3,190	109,867

38	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
Leasinvest Real Estate SCA	480	$43,052
Warehouses De Pauw SCA	3,544	164,119
Wereldhave Belgium NV	1,008	78,098

		1,710,893

RETAIL – 0.70%
SA D’Ieteren NV	1,210	369,734

		369,734

SEMICONDUCTORS – 0.17%
Melexis NV	10,347	88,200

		88,200

TELECOMMUNICATIONS – 8.44%
Belgacom SA	66,000	2,477,700
Mobistar SA	17,930	1,155,297
Option NVa	26,732	72,887
Telenet Group Holding NVa	32,340	770,630

		4,476,514

TRANSPORTATION – 0.77%
Compagnie Maritime Belge SA	6,716	208,658
Euronav SAb	10,340	201,802

		410,460

VENTURE CAPITAL – 0.70%
GIMV NV	7,260	373,502

		373,502

TOTAL COMMON STOCKS
(Cost: $94,765,307)		52,073,822

RIGHTS – 0.00%

BANKS – 0.00%
Fortis[a,b,c]	1,513,303	217

		217

TOTAL RIGHTS
(Cost: $0)		217

SHORT-TERM INVESTMENTS – 0.76%

MONEY MARKET FUNDS – 0.76%
Barclays Global Investors Funds
Institutional Money Market
Fund, SL Agency Shares
0.26%[d,e,f]	297,433	297,433

Security	Shares	Value
Barclays Global Investors Funds
Prime Money Market
Fund, SL Agency Shares
0.21%[d,e,f]	41,958	$41,958
Barclays Global Investors Funds
Treasury Money Market
Fund, SL Agency Shares
0.08%[d,e]	61,251	61,251

		400,642

TOTAL SHORT-TERM INVESTMENTS
(Cost: $400,642)		400,642

TOTAL INVESTMENTS IN SECURITIES – 98.93% (Cost: $95,165,949)		52,474,681

Other Assets, Less Liabilities – 1.07%		567,566

NET ASSETS – 100.00%		$53,042,247

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® MSCI EMU INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 98.31%

AUSTRIA – 1.06%
Erste Group Bank AG	42,848	$1,817,616
Oesterreichische Elektrizitaetswirtschafts AG Class A	19,344	982,412
OMV AG	37,648	1,484,655
Raiffeisen International Bank Holding AGa	14,976	791,955
Telekom Austria AG	74,672	1,306,257
Vienna Insurance Group	10,608	551,834
voestalpine AG	29,328	944,856

		7,879,585

BELGIUM – 2.97%
Anheuser-Busch InBev NV	168,688	7,290,110
Belgacom SA	32,656	1,225,936
Colruyt SA	3,536	811,894
Compagnie Nationale a Portefeuille SA	11,440	594,376
Delhaize Group	23,920	1,604,587
Dexia SAb	129,792	1,111,401
Fortis[b]	546,521	2,340,306
Groupe Bruxelles Lambert SA	22,048	1,932,254
KBC Groep NVb	38,480	1,442,641
Mobistar SA	5,200	335,055
Solvay SA	14,768	1,556,613
UCB SA	23,920	931,618
Umicore	30,784	834,496

		22,011,287

FINLAND – 3.64%
Elisa OYJ	27,456	542,154
Fortum OYJ	106,080	2,773,632
Kesko OYJ Class B	15,565	457,899
Kone OYJ Class B	34,944	1,216,050
Metso OYJ	30,992	779,648
Neste Oil OYJ	32,864	546,130
Nokia OYJ	858,000	11,943,347
Nokian Renkaat OYJ	25,584	576,048
Orion OYJ Class B	22,048	374,934
Outokumpu OYJ	26,624	563,168
Pohjola Bank PLC	40,144	464,326
Rautaruukki OYJ	21,216	495,661

Security	Shares	Value
Sampo OYJ Class A	99,216	$2,377,745
Sanoma OYJ	20,078	397,618
Stora Enso OYJ Class Rb	155,376	1,068,037
UPM-Kymmene OYJ	134,368	1,615,872
Wartsila OYJ Class B	20,592	779,248

		26,971,517

FRANCE – 32.21%
Accor SA	37,024	1,950,981
Aeroports de Paris	6,865	590,900
Air France-KLM[b]	28,080	428,953
Alcatel-Lucent[b]	546,832	2,079,538
ALSTOM	48,256	3,393,585
ArcelorMittal	202,592	7,259,519
Atos Origin SAb	11,024	517,947
AXA	367,120	8,366,149
BioMerieux SA	2,704	264,021
BNP Paribas	196,144	15,810,532
Bouygues SA	52,000	2,583,061
Bureau Veritas SA	11,440	577,713
Cap Gemini SA	33,696	1,631,513
Carrefour SA	147,056	6,931,369
Casino Guichard-Perrachon SA	11,856	898,337
Christian Dior SA	14,352	1,331,315
CNP Assurances SA	8,944	894,092
Compagnie de Saint-Gobain Compagnie Generale de	86,944	3,916,498
Geophysique-Veritas[b]	35,360	758,613
Compagnie Generale des Etablissements Michelin Class B	33,696	2,538,177
Credit Agricole SA	211,328	3,918,200
Danone SA	127,271	6,927,545
Dassault Systemes SA	12,896	659,753
Eiffage SA	9,776	695,350
Electricite de France	53,248	2,792,915
Eramet[a]	1,248	402,604
Essilor International SA	45,552	2,462,465
Eurazeo	7,488	406,025
European Aeronautic Defence and Space Co.[a]	93,392	1,937,961
Eutelsat Communications	15,352	410,876
Fonciere des Regions	5,824	610,114
France Telecom SA	422,240	10,749,296

40	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2009

Security	Shares	Value
GDF Suez	282,048	$11,895,690
Gecina SA	4,992	495,590
Hermes International[a]	12,272	1,820,090
Icade	4,992	465,645
Iliad SA	3,541	363,125
Imerys SA	8,528	447,303
Ipsen SA	5,824	288,342
JCDecaux SAb	14,360	311,377
Klepierre	23,712	892,042
Lafarge SA	46,800	3,983,280
Lagardere SCA	27,872	1,201,531
L’Air Liquide SA	58,032	6,200,108
Legrand SA	28,288	694,981
L’Oreal SA	56,576	5,576,087
LVMH Moet Hennessy Louis Vuitton SA	56,576	5,414,520
M6-Metropole Television	15,392	349,658
Natixis[b]	228,176	1,040,944
Neopost SA	7,488	617,875
PagesJaunes Groupe SA	30,368	339,311
Pernod Ricard SA	44,304	3,456,761
PPR SA	17,888	2,079,541
PSA Peugeot Citroen SAb	35,568	1,030,790
Publicis Groupe SA	26,832	987,660
Renault SAb	43,264	1,949,501
Safran SA	47,840	879,786
Sanofi-Aventis	245,440	16,666,988
Schneider Electric SA	54,288	5,009,355
SCOR SE	40,352	1,062,886
SES SA	66,352	1,301,160
Societe BIC	5,824	358,129
Societe des Autoroutes Paris-Rhin-Rhone	5,616	419,403
Societe Generale	109,616	8,842,083
Societe Television Francaise 1	27,876	451,639
Sodexo	24,960	1,439,201
STMicroelectronics NV	157,040	1,360,500
Suez Environnement SA	62,816	1,293,568
Technip SA	24,336	1,506,420
Thales SA	22,696	1,042,237
Total SA	498,784	28,609,726
Unibail-Rodamco SE	19,552	3,870,615
Vallourec SA	13,104	1,992,379

Security	Shares	Value
Veolia Environnement	87,776	$3,039,486
Vinci SA	98,384	5,283,885
Vivendi SA	272,272	7,763,685

		238,790,800

GERMANY – 22.93%
Adidas AG	45,552	2,148,038
Allianz SE Registered	106,288	12,296,855
BASF SE	217,568	11,361,721
Bayer AG	178,256	10,956,183
Bayerische Motoren Werke AG	78,000	3,556,700
Beiersdorf AG	22,048	1,120,055
Celesio AG	19,552	532,823
Commerzbank AGa,b	172,016	1,589,724
Daimler AG Registered	211,744	9,580,808
Deutsche Bank AG Registered	137,280	9,328,123
Deutsche Boerse AG	46,176	3,528,604
Deutsche Lufthansa AG Registered	50,752	815,715
Deutsche Post AG Registered	198,848	3,434,269
Deutsche Postbank AGb	21,632	768,625
Deutsche Telekom AG Registered	654,784	8,715,233
E.ON AG	445,120	18,850,087
Fraport AG	9,360	473,077
Fresenius Medical Care AG & Co. KGaA	44,096	1,983,194
Fresenius SE	6,032	305,391
GEA Group AG	38,688	686,218
Hamburger Hafen und Logistik AG	6,392	267,388
Hannover Rueckversicherung AG Registered[b]	14,560	641,456
Henkel AG & Co. KGaA	30,368	1,017,584
Hochtief AG	10,192	754,849
Infineon Technologies AGb	248,144	1,305,103
K+S AG	35,152	1,783,731
Linde AG	33,488	3,368,793
MAN SE	24,752	1,893,235
Merck KGaA	15,184	1,378,205
METRO AG	26,832	1,457,039
Muenchener Rueckversicherungs- Gesellschaft AG Registered	48,880	7,297,210
Puma AG	1,248	353,174
QIAGEN NVb	48,048	988,072
RWE AG	99,008	9,178,460

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2009

Security	Shares	Value
Salzgitter AG	9,360	$891,755
SAP AG	200,928	9,820,919
Siemens AG Registered	193,440	16,780,683
SolarWorld AGa	20,386	434,143
Suedzucker AG	16,016	312,579
ThyssenKrupp AG	79,456	2,702,353
TUI AGa,b	47,632	414,569
United Internet AG Registered[b]	28,914	409,121
Volkswagen AGa	20,800	4,031,113
Wacker Chemie AG	3,952	476,447

		169,989,424

GREECE – 1.52%
Coca-Cola Hellenic Bottling Co. SA SP ADR	87,314	2,012,588
Hellenic Telecommunications Organization SA SP ADR	316,373	2,309,523
National Bank of Greece SA SP ADR	1,087,912	6,951,758

		11,273,869

IRELAND – 0.82%
Anglo Irish Bank Corp. Ltd.[c]	446,666	64
CRH PLC	162,656	4,178,209
Elan Corp. PLC[b]	110,656	803,671
Kerry Group PLC Class A	33,696	882,487
Ryanair Holdings PLC[b]	43,520	194,855

		6,059,286

ITALY – 10.70%
A2A SpA	238,576	462,197
ACEA SpA	21,216	258,943
Alleanza Assicurazioni SpA	93,035	764,344
Assicurazioni Generali SpA	244,816	6,102,484
Atlantia SpA	61,568	1,371,241
Autogrill SpA[b]	39,936	449,885
Banca Carige SpA	162,448	491,885
Banca Monte dei Paschi di Siena SpA	577,824	1,215,616
Banca Popolare di Milano Scrl	109,408	825,066
Banco Popolare SpA[b]	156,000	1,383,503
Enel SpA	1,522,953	8,982,461
Eni SpA	608,400	14,440,816
Exor SpA	23,265	400,303
Fiat SpA[b]	180,544	2,140,081
Finmeccanica SpA	98,592	1,576,137

Security	Shares	Value
Fondiaria-Sai SpA	12,480	$239,986
Intesa Sanpaolo SpA[b]	1,818,336	7,886,921
Italcementi SpA	19,847	297,916
Lottomatica SpA	17,888	402,765
Luxottica Group SpA[b]	23,920	580,803
Mediaset SpA	167,648	1,103,676
Mediobanca SpA	110,448	1,516,830
Mediolanum SpA	40,976	259,761
Parmalat SpA	395,419	1,015,728
Pirelli & C. SpA[b]	699,920	335,476
Prysmian SpA	21,632	404,490
Saipem SpA	61,984	1,660,699
Saras SpA	60,736	210,272
Snam Rete Gas SpA	340,496	1,583,157
Telecom Italia SpA	2,278,432	3,684,911
Tenaris SA	110,656	1,616,552
Terna SpA	286,416	1,056,325
UniCredit SpA[b]	3,368,352	12,217,312
Unione di Banche Italiane ScpA	139,984	2,117,318
Unipol Gruppo Finanziario SpA[b]	192,192	255,396

		79,311,256

NETHERLANDS – 7.30%
Aegon NVb	366,496	2,762,763
Akzo Nobel NV	54,704	3,101,260
ASML Holding NV	99,008	2,718,728
Corio NV	12,480	763,926
Fugro NV CVA	15,184	818,207
Heineken Holding NV	21,632	767,383
Heineken NV	55,120	2,329,098
ING Groep NV CVA[b]	466,752	7,063,172
Koninklijke Ahold NV	276,432	3,241,385
Koninklijke Boskalis Westminster NV	17,056	537,008
Koninklijke DSM NV	37,024	1,350,863
Koninklijke KPN NV	390,416	6,000,454
Koninklijke Philips Electronics NV	226,096	5,113,475
Randstad Holding NVb	24,752	1,023,874
Reed Elsevier NV	169,936	1,801,931
SBM Offshore NV	36,169	752,613
TNT NV	86,528	2,137,000
Unilever NV CVA	377,936	10,573,251
Wolters Kluwer NV	63,024	1,249,012

		54,105,403

42	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2009

Security	Shares	Value
PORTUGAL – 0.98%
Banco Comercial Portugues SA Registered	621,712	$814,568
Banco Espirito Santo SA Registered	138,944	915,207
BRISA – Auto-estradas de Portugal SA	51,584	457,478
CIMPOR – Cimentos de Portugal SGPS SA	64,480	472,839
EDP Renovaveis SAb	50,960	506,061
Energias de Portugal SA	433,680	1,876,393
Galp Energia SGPS SA Class B	42,016	608,980
Jeronimo Martins SGPS SA	49,920	389,781
Portugal Telecom SGPS SA Registered	116,688	1,207,337

		7,248,644

SPAIN – 14.18%
Abertis Infraestructuras SA	67,808	1,476,647
Acciona SA	6,448	836,027
Acerinox SA	32,656	691,229
Actividades de Construcciones y Servicios SA	33,280	1,716,439
Banco Bilbao Vizcaya Argentaria SA	849,056	15,096,444
Banco de Sabadell SA	225,056	1,698,804
Banco de Valencia SA	56,368	566,236
Banco Popular Espanol SA	186,052	2,005,124
Banco Santander SA	1,918,384	29,553,208
Bankinter SA	66,768	888,209
Cintra Concesiones de Infraestructuras de Transporte SA	45,968	407,342
Criteria CaixaCorp SA	204,464	1,026,956
Enagas SA	43,339	856,095
Fomento de Construcciones y Contratas SA	7,072	285,888
Gamesa Corporacion Tecnologica SA	45,344	993,633
Gas Natural SDG SA	59,280	1,246,697
Gestevision Telecinco SA	24,752	277,592
Grifols SA	30,045	528,819
Grupo Ferrovial SAa	11,648	427,916
Iberdrola Renovables SA	227,344	1,044,000
Iberdrola SA	838,032	7,768,911
Iberia Lineas Aereas de Espana SAb	102,544	255,904
Indra Sistemas SA	25,972	616,837

Security	Shares	Value
Industria de Diseno Textil SA	49,712	$2,708,036
Mapfre SAa	176,807	728,196
Red Electrica Corporacion SA	25,792	1,210,319
Repsol YPF SA	173,056	4,296,351
Sacyr Vallehermoso SA	21,216	354,087
Telefonica SA	984,048	24,839,861
Zardoya Otis SA	30,576	668,702

		105,070,509

TOTAL COMMON STOCKS
(Cost: $1,037,059,687)		728,711,580

PREFERRED STOCKS – 1.35%

GERMANY – 1.05%
Bayerische Motoren Werke AG	12,688	381,638
Fresenius SE	18,512	1,045,092
Henkel AG & Co. KGaA	42,016	1,661,732
Porsche Automobil Holding SE	21,424	1,580,268
RWE AG NVS	9,984	814,664
Volkswagen AG	24,752	2,325,518

		7,808,912

ITALY – 0.30%
Intesa Sanpaolo SpA RNC	231,920	757,158
Telecom Italia SpA RNC	1,290,016	1,462,478

		2,219,636

TOTAL PREFERRED STOCKS
(Cost: $16,402,827)		10,028,548

RIGHTS – 0.00%

BELGIUM – 0.00%
Fortis[a,b,c]	619,476	89

		89

TOTAL RIGHTS (Cost: $0)		89

WARRANTS – 0.00%

ITALY – 0.00%
Unione di Banche Italiane ScpA (Expires 6/30/11)[b]	148,938	14,790

		14,790

TOTALWARRANTS (Cost: $0)		14,790

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 1.03%

MONEY MARKET FUNDS – 1.03%
Barclays Global Investors Funds
Institutional Money Market
Fund, SL Agency Shares
0.26%[d,e,f]	6,176,059	$6,176,059
Barclays Global Investors Funds
Prime Money Market
Fund, SL Agency Shares
0.21%[d,e,f]	871,231	871,231
Barclays Global Investors Funds
Treasury Money Market
Fund, SL Agency Shares
0.08%[d,e]	546,876	546,876

		7,594,166

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,594,166)		7,594,166

TOTAL INVESTMENTS IN SECURITIES – 100.69% (Cost: $1,061,056,680)		746,349,173

Other Assets, Less Liabilities – (0.69)%		(5,079,283)

NET ASSETS – 100.00%		$741,269,890

NVS – Non-Voting Shares

SP ADR – Sponsored American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.70%

ADVERTISING – 0.70%
JCDecaux SAa	11,818	$256,257
PagesJaunes Groupe SA	23,028	257,299
Publicis Groupe SAb	21,242	781,897

		1,295,453

AEROSPACE & DEFENSE – 1.56%
European Aeronautic Defence and Space Co.[b]	73,302	1,521,077
Safran SA	33,896	623,353
Thales SA	16,074	738,144

		2,882,574

AIRLINES – 0.20%
Air France-KLM[a]	24,206	369,773

		369,773

APPAREL – 0.76%
Hermes International[b]	9,500	1,408,968

		1,408,968

AUTO MANUFACTURERS – 1.25%
PSA Peugeot Citroen SAa	27,550	798,422
Renault SAa	33,288	1,499,976

		2,298,398

AUTO PARTS & EQUIPMENT – 1.07%
Compagnie Generale des Etablissements Michelin Class B	26,106	1,966,455

		1,966,455

BANKS – 12.26%
BNP Paribas	150,898	12,163,399
Credit Agricole SA	160,626	2,978,142
Natixis[a]	157,358	717,871
Societe Generale	83,828	6,761,915

		22,621,327

BEVERAGES – 1.48%
Pernod Ricard SA	34,960	2,727,708

		2,727,708

BUILDING MATERIALS – 3.45%
Compagnie de Saint-Gobain	66,348	2,988,727
Imerys SA	6,080	318,903
Lafarge SA	36,024	3,066,104

		6,373,734

Security	Shares	Value
CHEMICALS – 2.61%
L’Air Liquide SA	45,106	$4,819,101

		4,819,101

COMMERCIAL SERVICES – 0.41%
Bureau Veritas SA	8,816	445,203
Societe des Autoroutes Paris-Rhin-Rhone	4,106	306,636

		751,839

COMPUTERS – 0.90%
Atos Origin SAa	8,132	382,070
Cap Gemini SA	26,372	1,276,895

		1,658,965

COSMETICS & PERSONAL CARE – 2.88%
Christian Dior SA	11,552	1,071,582
L’Oreal SA	43,130	4,250,860

		5,322,442

ELECTRIC – 1.21%
Electricite de France	42,712	2,240,290

		2,240,290

ELECTRICAL COMPONENTS & EQUIPMENT – 0.25%
Legrand SA	18,848	463,059

		463,059

ENGINEERING & CONSTRUCTION – 3.83%
Aeroports de Paris	5,358	461,186
Bouygues SA	40,242	1,998,991
Eiffage SA	7,296	518,952
Vinci SA	76,152	4,089,876

		7,069,005

FOOD – 6.26%
Carrefour SA	114,342	5,389,421
Casino Guichard-Perrachon SA	9,994	757,252
Danone SA	99,180	5,398,511

		11,545,184

FOOD SERVICE – 0.53%
Sodexo	17,100	985,991

		985,991

GAS – 4.97%
GDF Suez	217,626	9,178,620

		9,178,620

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2009

Security	Shares	Value
HAND & MACHINE TOOLS – 2.11%
Schneider Electric SA	42,142	$3,888,599

		3,888,599

HEALTH CARE – PRODUCTS – 1.06%
Essilor International SA	36,138	1,953,560

		1,953,560

HEALTH CARE – SERVICES – 0.13%
BioMerieux SA	2,508	244,883

		244,883

HOLDING COMPANIES – DIVERSIFIED – 2.29%
LVMH Moet Hennessy Louis Vuitton SA	44,194	4,229,520

		4,229,520

HOUSEHOLD PRODUCTS & WARES – 0.16%
Societe BIC	4,864	299,097

		299,097

INSURANCE – 4.28%
AXA	282,530	6,438,461
CNP Assurances SA	6,688	668,570
SCOR SE	29,906	787,734

		7,894,765

INTERNET – 0.16%
Iliad SA	2,926	300,057

		300,057

INVESTMENT COMPANIES – 0.15%
Eurazeo	5,054	274,045

		274,045

IRON & STEEL – 3.01%
ArcelorMittal	154,964	5,552,856

		5,552,856

LODGING – 0.74%
Accor SA	25,802	1,359,637

		1,359,637

MACHINERY – 1.39%
ALSTOM	36,442	2,562,770

		2,562,770

MEDIA – 4.09%
Lagardere SCA	21,242	915,719
M6-Metropole Television	11,628	264,151
Societe Television Francaise 1	20,976	339,847
Vivendi SA	211,242	6,023,448

		7,543,165

Security	Shares	Value
MEDICAL – DRUGS – 0.12%
Ipsen SA	4,598	$227,643

		227,643

METAL FABRICATE & HARDWARE – 0.80%
Vallourec SA	9,690	1,473,302

		1,473,302

MINING – 0.17%
Eramet	950	306,469

		306,469

OFFICE & BUSINESS EQUIPMENT – 0.25%
Neopost SA	5,624	464,067

		464,067

OIL & GAS – 12.27%
Compagnie Generale de Geophysique-Veritas[a]	25,916	556,002
Total SA	385,016	22,084,113

		22,640,115

OIL & GAS SERVICES – 0.63%
Technip SA	18,696	1,157,299

		1,157,299

PHARMACEUTICALS – 6.99%
Sanofi-Aventis	189,810	12,889,345

		12,889,345

REAL ESTATE – 2.10%
Gecina SA	3,382	335,754
Klepierre	16,454	618,997
Unibail-Rodamco SE	14,706	2,911,275

		3,866,026

REAL ESTATE INVESTMENT TRUSTS – 0.42%
Fonciere des Regions	4,180	437,891
Icade	3,534	329,645

		767,536

RETAIL – 0.86%
PPR SA	13,680	1,590,347

		1,590,347

SEMICONDUCTORS – 0.58%
STMicroelectronics NV	123,538	1,070,259

		1,070,259

SOFTWARE – 0.32%
Dassault Systemes SA	11,704	598,771

		598,771

46	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2009

Security	Shares	Value
TELECOMMUNICATIONS – 6.22%
Alcatel-Lucent[a]	418,646	$1,592,062
Eutelsat Communications	17,784	475,965
France Telecom SA	330,144	8,404,736
SES SA	50,882	997,794

		11,470,557

WATER – 1.82%
Suez Environnement SA	48,754	1,003,990
Veolia Environnement	68,172	2,360,643

		3,364,633

TOTAL COMMON STOCKS (Cost: $269,506,931)		183,968,209

SHORT-TERM INVESTMENTS – 1.56%

MONEY MARKET FUNDS – 1.56%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	2,488,436	2,488,436
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[c,d,e]	351,033	351,033
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	35,278	35,278

		2,874,747

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,874,747)		2,874,747

TOTAL INVESTMENTS IN SECURITIES – 101.26% (Cost: $272,381,678)		186,842,956

Other Assets, Less Liabilities – (1.26)%		(2,331,564)

NET ASSETS – 100.00%		$184,511,392

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® MSCI GERMANY INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 95.30%

AIRLINES – 0.54%
Deutsche Lufthansa AG Registered	208,653	$3,353,588

		3,353,588

APPAREL – 1.46%
Adidas AG	161,823	7,630,884
Puma AG	4,914	1,390,622

		9,021,506

AUTO MANUFACTURERS – 9.60%
Bayerische Motoren Werke AG	280,398	12,785,788
Daimler AG Registered	717,951	32,485,220
Volkswagen AG	73,446	14,234,092

		59,505,100

BANKS – 6.01%
Commerzbank AGa,b	592,236	5,473,280
Deutsche Bank AG Registered	428,235	29,098,404
Deutsche Postbank AGa	74,436	2,644,848

		37,216,532

BIOTECHNOLOGY – 0.58%
QIAGEN NVa	174,915	3,596,999

		3,596,999

CHEMICALS – 13.61%
BASF SE	736,737	38,473,489
Bayer AG	615,585	37,835,819
K+S AG	123,453	6,264,421
Wacker Chemie AG	14,580	1,757,744

		84,331,473

COMMERCIAL SERVICES – 0.15%
Hamburger Hafen und Logistik AG	22,374	935,943

		935,943

COSMETICS & PERSONAL CARE – 0.65%
Beiersdorf AG	78,672	3,996,598

		3,996,598

DIVERSIFIED FINANCIAL SERVICES – 2.10%
Deutsche Boerse AG	170,316	13,014,938

		13,014,938

ELECTRIC – 15.42%
E.ON AG	1,567,341	66,374,267
RWE AG	314,445	29,150,382

		95,524,649

Security	Shares	Value
ENERGY - ALTERNATE SOURCES – 0.24%
SolarWorld AGb	70,686	$1,505,339

		1,505,339

ENGINEERING & CONSTRUCTION – 2.92%
Fraport AG	35,637	1,801,182
Hochtief AG	36,615	2,711,814
Linde AG	135,048	13,585,424

		18,098,420

FOOD – 1.13%
METRO AG	100,431	5,453,633
Suedzucker AG	80,523	1,571,542

		7,025,175

HEALTH CARE - PRODUCTS – 1.54%
Fresenius Medical Care AG & Co. KGaA	181,071	8,143,572
Fresenius SE	28,170	1,426,207

		9,569,779

HOLDING COMPANIES - DIVERSIFIED – 0.35%
GEA Group AG	123,750	2,194,981

		2,194,981

HOUSEHOLD PRODUCTS & WARES – 0.69%
Henkel AG & Co. KGaA	126,771	4,247,895

		4,247,895

INSURANCE – 11.52%
Allianz SE Registered	367,071	42,467,813
Hannover Rueckversicherung AG Registered[a]	55,860	2,460,970
Muenchener Rueckversicherungs- Gesellschaft AG Registered	177,174	26,449,997

		71,378,780

INTERNET – 0.27%
United Internet AG Registered[a,b]	120,186	1,700,583

		1,700,583

IRON & STEEL – 2.02%
Salzgitter AG	32,571	3,103,136
ThyssenKrupp AG	276,606	9,407,559

		12,510,695

LEISURE TIME – 0.16%
TUI AGa,b	115,236	1,002,965

		1,002,965

48	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY INDEX FUND

August 31, 2009

Security	Shares	Value
MACHINERY - DIVERSIFIED – 1.09%
MAN SE	88,137	$6,741,437

		6,741,437

MANUFACTURING – 9.37%
Siemens AG Registered	668,979	58,033,107

		58,033,107

PHARMACEUTICALS – 1.17%
Celesio AG	76,311	2,079,597
Merck KGaA	57,162	5,188,418

		7,268,015

SEMICONDUCTORS – 0.72%
Infineon Technologies AGa	850,578	4,473,579

		4,473,579

SOFTWARE – 5.22%
SAP AG	662,094	32,361,700

		32,361,700

TELECOMMUNICATIONS – 4.79%
Deutsche Telekom AG Registered	2,228,517	29,661,759

		29,661,759

TRANSPORTATION – 1.98%
Deutsche Post AG Registered	711,144	12,282,045

		12,282,045

TOTAL COMMON STOCKS
(Cost: $763,440,626)		590,553,580

PREFERRED STOCKS – 4.33%

AUTO MANUFACTURERS – 2.42%
Bayerische Motoren Werke AG	52,890	1,590,860
Porsche Automobil Holding SE	70,674	5,213,025
Volkswagen AG	87,324	8,204,328

		15,008,213

ELECTRIC – 0.18%
RWE AG NVS	13,659	1,114,533

		1,114,533

HEALTH CARE - SERVICES – 0.68%
Fresenius SE	73,992	4,177,208

		4,177,208

Security	Shares	Value
HOUSEHOLD PRODUCTS & WARES – 1.05%
Henkel AG & Co. KGaA	164,712	$6,514,356

		6,514,356

TOTAL PREFERRED STOCKS
(Cost: $34,671,307)		26,814,310

SHORT-TERM INVESTMENTS – 1.23%

MONEY MARKET FUNDS – 1.23%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26% [c,d,e]	6,264,694	6,264,694
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[c,d,e]	883,734	883,734
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	450,646	450,646

		7,599,074

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,599,074)		7,599,074

TOTAL INVESTMENTS IN SECURITIES – 100.86%
(Cost: $805,711,007)		624,966,964

Other Assets, Less Liabilities – (0.86)%		(5,329,217)

NET ASSETS – 100.00%		$619,637,747

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® MSCI ITALY INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 98.38%

AEROSPACE & DEFENSE – 2.22%
Finmeccanica SpA	174,944	$2,796,735

		2,796,735

AUTO MANUFACTURERS – 2.68%
Fiat SpA[a]	284,636	3,373,936

		3,373,936

AUTO PARTS & EQUIPMENT – 0.42%
Pirelli & C. SpA[a]	1,096,235	525,433

		525,433

BANKS – 32.13%
Banca Carige SpA	337,128	1,020,809
Banca Monte dei Paschi di
Siena SpA	1,222,980	2,572,885
Banca Popolare di Milano Scrl	225,320	1,699,180
Banco Popolare SpA[a]	261,712	2,321,021
Intesa Sanpaolo SpA[a]	2,420,132	10,497,174
UniCredit SpA[a]	5,002,624	18,144,962
Unione di Banche Italiane ScpA	273,768	4,140,858

		40,396,889

BUILDING MATERIALS – 0.53%
Italcementi SpA[b]	44,528	668,393

		668,393

COMMERCIAL SERVICES – 2.31%
Atlantia SpA	130,094	2,897,450

		2,897,450

DIVERSIFIED FINANCIAL SERVICES – 2.71%
Mediobanca SpA	248,424	3,411,713

		3,411,713

ELECTRIC – 14.43%
A2A SpA	899,316	1,742,261
Enel SpA	2,079,555	12,265,331
Terna SpA	1,120,812	4,133,643

		18,141,235

ELECTRICAL COMPONENTS & EQUIPMENT – 0.85%
Prysmian SpA	56,892	1,063,807

		1,063,807

ENTERTAINMENT – 0.37%
Lottomatica SpA	20,856	469,592

		469,592

Security	Shares	Value
FOOD – 1.42%
Parmalat SpA	694,100	$1,782,962

		1,782,962
HEALTH CARE - PRODUCTS – 1.52%
Luxottica Group SpA[a]	78,716	1,911,307

		1,911,307
HOLDING COMPANIES - DIVERSIFIED – 0.46%
Exor SpA	33,525	576,839

		576,839
INSURANCE – 7.73%
Assicurazioni Generali SpA	239,492	5,969,774
Fondiaria-Sai SpA	81,488	1,566,987
Mediolanum SpA	195,624	1,240,126
Unipol Gruppo Finanziario SpA[a]	703,384	934,696

		9,711,583
MEDIA – 2.28%
Mediaset SpA	435,646	2,867,985

		2,867,985
METAL FABRICATE & HARDWARE – 2.06%
Tenaris SA	177,320	2,590,434

		2,590,434
OIL & GAS – 17.41%
Eni SpA	900,592	21,376,206
Saras SpA	147,488	510,612

		21,886,818
OIL & GAS SERVICES – 2.13%
Saipem SpA	99,792	2,673,666

		2,673,666
RETAIL – 0.41%
Autogrill SpA[a]	45,628	514,006

		514,006
TELECOMMUNICATIONS – 3.78%
Telecom Italia SpA	2,934,228	4,745,531

		4,745,531
UTILITIES – 0.53%
ACEA SpA	54,736	668,058

		668,058

TOTAL COMMON STOCKS
(Cost: $167,679,118)		123,674,372

50	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ITALY INDEX FUND

August 31, 2009

Security	Shares	Value
PREFERRED STOCKS – 1.45%

BANKS – 0.42%
Intesa Sanpaolo SpA RNC	162,272	$529,776

		529,776

TELECOMMUNICATIONS – 1.03%
Telecom Italia SpA RNC	1,141,052	1,293,598

		1,293,598

TOTAL PREFERRED STOCKS
(Cost: $2,248,425)		1,823,374

WARRANTS – 0.02%

BANKS – 0.02%
Unione di Banche Italiane ScpA (Expires 6/30/11)[a]	199,104	19,772

		19,772

TOTAL WARRANTS
(Cost: $0)		19,772

SHORT-TERM INVESTMENTS – 0.06%

MONEY MARKET FUNDS – 0.06%
Barclays Global Investors Funds
Institutional Money Market
Fund, SL Agency Shares
0.26%[c,d,e]	43,726	43,726
Barclays Global Investors Funds
Prime Money Market
Fund, SL Agency Shares
0.21%[c,d,e]	6,168	6,168
Barclays Global Investors Funds
Treasury Money Market
Fund, SL Agency Shares
0.08%[c,d]	29,754	29,754

		79,648

TOTAL SHORT-TERM INVESTMENTS
(Cost: $79,648)		79,648

TOTAL INVESTMENTS
IN SECURITIES – 99.91%
(Cost: $170,007,191)		125,597,166

Other Assets, Less Liabilities – 0.09%		118,759

NET ASSETS – 100.00%		$125,715,925

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.69%

BANKS – 0.39%
SNS REAAL NVa	42,300	$326,216

		326,216

BEVERAGES – 4.87%
Heineken Holding NV	25,470	903,534
Heineken NV	74,700	3,156,452

		4,059,986

BIOTECHNOLOGY – 0.60%
Crucell NVa	22,770	498,310

		498,310

BUILDING MATERIALS – 0.19%
Wavin NV	71,370	154,756

		154,756

CHEMICALS – 7.20%
Akzo Nobel NV	70,560	4,000,163
Koninklijke DSM NV	54,810	1,999,806

		5,999,969

COMMERCIAL SERVICES – 2.24%
Brunel International NV	1,800	49,169
Randstad Holding NVa	35,730	1,477,983
USG People NVa,b	20,853	337,705

		1,864,857

DIVERSIFIED FINANCIAL SERVICES – 0.43%
BinckBank NV	16,200	252,471
KAS Bank NV CVA	5,850	108,884

		361,355

ELECTRICAL COMPONENTS & EQUIPMENT – 0.40%
Draka Holding NVa	5,638	101,176
InnoConcepts NVa,b	2,296	10,445
TKH Group NV	13,950	218,207

		329,828

ELECTRONICS – 7.45%
Koninklijke Philips Electronics NV	274,590	6,210,234

		6,210,234

ENGINEERING & CONSTRUCTION – 1.58%
Arcadis NV	17,100	319,870
Koninklijke BAM Groep NV	37,080	389,562
Koninklijke Boskalis Westminster NV	19,212	604,890

		1,314,322

Security	Shares	Value
FOOD – 23.65%
CSM NV	27,180	$591,506
Koninklijke Ahold NV	344,520	4,039,770
Koninklijke Wessanen NVa	33,390	181,603
Nutreco Holding NV	12,330	555,508
Sligro Food Group NV	9,000	253,143
Super de Boer NVa	22,061	90,227
Unilever NV CVA	500,580	14,004,376

		19,716,133

HOLDING COMPANIES - DIVERSIFIED – 0.76%
Imtech NV	23,130	560,791
Ordina NVa	12,251	72,995

		633,786

INSURANCE – 15.37%
Aegon NVa	483,750	3,646,661
ING Groep NV CVA[a]	605,700	9,165,817

		12,812,478

INVESTMENT COMPANIES – 0.14%
Kardan NVa,b	18,000	120,140

		120,140

LEISURE TIME – 0.12%
Accell Group NV	2,070	99,811

		99,811

MANUFACTURING – 0.72%
Aalberts Industries NV	31,231	383,642
Koninklijke Ten Cate NV	10,080	213,291

		596,933

MEDIA – 5.85%
Reed Elsevier NV	255,780	2,712,185
Telegraaf Media Groep NV	5,490	102,262
Wolters Kluwer NV	104,130	2,063,653

		4,878,100

METAL FABRICATE & HARDWARE – 0.08%
Advanced Metallurgical Group NVa,b	4,230	66,560

		66,560

OFFICE & BUSINESS EQUIPMENT – 0.17%
Oce NV	24,660	144,738

		144,738

52	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
OIL & GAS SERVICES – 2.52%
Fugro NV CVA	21,420	$1,154,241
SBM Offshore NV	45,630	949,479

		2,103,720

PHARMACEUTICALS – 0.45%
Mediq NV	23,580	373,238

		373,238

REAL ESTATE INVESTMENT TRUSTS – 3.48%
Corio NV	20,160	1,234,035
Eurocommercial Properties NV	9,900	393,250
VastNed Offices/Industrial NV	4,050	69,104
VastNed Retail NV	5,490	333,651
Wereldhave NV	8,910	874,455

		2,904,495

RETAIL – 0.19%
Beter Bed Holding NV	3,600	67,057
Macintosh Retail Group NV	5,400	87,567

		154,624

SEMICONDUCTORS – 5.07%
ASM International NVa	14,130	260,867
ASML Holding NV	144,270	3,961,608

		4,222,475

SOFTWARE – 0.91%
Exact Holding NV	4,680	125,388
TomTom NVa	36,810	543,297
Unit 4 Agresso NVa	4,950	93,766

		762,451

TELECOMMUNICATIONS – 9.50%
Koninklijke KPN NV	514,980	7,914,926

		7,914,926

TRANSPORTATION – 5.36%
Royal Vopak NVa	13,696	880,519
Smit Internationale NV	3,780	274,859
TNT NV	134,190	3,314,119

		4,469,497

TOTAL COMMON STOCKS
(Cost: $124,556,545)		83,093,938

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.70%

MONEY MARKET FUNDS – 0.70%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	445,555	$445,555
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[c,d,e]	62,853	62,853
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	74,636	74,636

		583,044

TOTAL SHORT-TERM INVESTMENTS
(Cost: $583,044)		583,044

TOTAL INVESTMENTS IN SECURITIES – 100.39% (Cost: $125,139,589)		83,676,982

Other Assets, Less Liabilities – (0.39)%		(325,839)

NET ASSETS – 100.00%		$83,351,143

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MSCI SPAIN INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.84%

AIRLINES – 0.38%
Iberia Lineas Aereas de Espana SAa	419,484	$1,046,844

		1,046,844

BANKS – 40.73%
Banco Bilbao Vizcaya Argentaria SA	1,165,632	20,725,251
Banco de Sabadell SA	1,251,198	9,444,497
Banco de Valencia SA	458,016	4,600,931
Banco Popular Espanol SAb	888,576	9,576,384
Banco Santander SA	4,193,592	64,603,382
Bankinter SA	343,590	4,570,748

		113,521,193

COMMERCIAL SERVICES – 3.84%
Abertis Infraestructuras SA	404,898	8,817,417
Cintra Concesiones de Infraestructuras de Transporte SA	213,486	1,891,792

		10,709,209

COMPUTERS – 1.61%
Indra Sistemas SAb	188,682	4,481,212

		4,481,212

DIVERSIFIED FINANCIAL SERVICES – 2.58%
Criteria CaixaCorp SA	1,432,470	7,194,831

		7,194,831

ELECTRIC – 6.77%
Iberdrola SA	1,459,926	13,534,132
Red Electrica Corporacion SA	113,490	5,325,647

		18,859,779

ENERGY - ALTERNATE SOURCES – 1.00%
Gamesa Corporacion Tecnologica SA	126,906	2,780,918

		2,780,918

ENGINEERING & CONSTRUCTION – 5.99%
Acciona SA	31,356	4,065,518
Actividades de Construcciones y Servicios SA	159,510	8,226,839
Fomento de Construcciones y Contratas SA	45,396	1,835,150
Grupo Ferrovial SAb	41,106	1,510,123
SacyrVallehermoso SA	63,838	1,065,433

		16,703,063

Security	Shares	Value
GAS – 3.50%
Enagas SA	185,562	$3,665,492
Gas Natural SDG SA	289,536	6,089,132

		9,754,624

INSURANCE – 2.86%
Mapfre SAb	1,937,598	7,980,179

		7,980,179

IRON & STEEL – 0.53%
Acerinox SA	69,420	1,469,412

		1,469,412

MACHINERY – 0.65%
Zardoya Otis SAb	82,482	1,803,895

		1,803,895

MEDIA – 0.70%
Gestevision Telecinco SA	175,266	1,965,593

		1,965,593

OIL & GAS – 4.64%
Repsol YPF SA	520,884	12,931,656

		12,931,656

PHARMACEUTICALS – 0.68%
Grifols SA	107,796	1,897,305

		1,897,305

RETAIL – 4.58%
Industria de Diseno Textil SAb	234,624	12,781,025

		12,781,025

TELECOMMUNICATIONS – 18.80%
Telefonica SA	2,076,048	52,404,703

		52,404,703

TOTAL COMMON STOCKS
(Cost: $356,679,725)		278,285,441

SHORT-TERM INVESTMENTS – 6.08%

MONEY MARKET FUNDS – 6.08%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26% [c,d,e]	14,754,759	14,754,759

54	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SPAIN INDEX FUND

August 31, 2009

Security	Shares	Value
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares
0.21%[c,d,e]	2,081,392	$2,081,392
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares
0.08%[c,d]	108,630	108,630

		16,944,781

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,944,781)		16,944,781

TOTAL INVESTMENTS IN SECURITIES – 105.92%
(Cost: $373,624,506)		295,230,222

Other Assets, Less Liabilities – (5.92)%		(16,495,789)

NET ASSETS – 100.00%		$278,734,433

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® MSCI SWEDEN INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.82%

AGRICULTURE – 2.04%
Swedish Match AB	201,687	$3,891,378

		3,891,378

AUTO MANUFACTURERS – 1.65%
Scania AB Class B	253,857	3,137,193

		3,137,193

BANKS – 24.52%
Nordea Bank AB	2,513,262	26,369,324
Skandinaviska Enskilda Banken AB Class Aa	1,184,925	8,343,837
Svenska Handelsbanken AB Class A	350,649	9,209,931
Swedbank AB Class Aa,b	261,738	2,746,174

		46,669,266

COMMERCIAL SERVICES – 1.26%
Securitas AB Class B	246,309	2,407,380

		2,407,380

ENGINEERING & CONSTRUCTION – 2.37%
Skanska AB Class B	310,800	4,508,408

		4,508,408

FOREST PRODUCTS & PAPER – 3.67%
Holmen AB Class B	42,624	1,212,580
Svenska Cellulosa AB Class B	441,780	5,773,763

		6,986,343

HAND & MACHINE TOOLS – 4.20%
Sandvik AB	790,986	7,987,170

		7,987,170

HEALTH CARE - PRODUCTS – 1.41%
Getinge AB Class B	155,733	2,675,749

		2,675,749

HOME FURNISHINGS – 2.06%
Electrolux AB Class Ba	188,589	3,917,539

		3,917,539

HOUSEHOLD PRODUCTS & WARES – 1.19%
Husqvarna AB Class Ba,b	318,459	2,264,904

		2,264,904

INVESTMENT COMPANIES – 3.59%
Investor AB Class B	366,633	6,841,517

		6,841,517

Security	Shares	Value
IRON & STEEL – 1.55%
SSAB AB Class A	141,525	$2,067,884
SSAB AB Class B	66,489	882,543

		2,950,427

MACHINERY – 10.23%
Atlas Copco AB Class A	479,298	6,041,345
Atlas Copco AB Class B	262,182	2,942,837
Volvo AB Class A	350,871	3,014,271
Volvo AB Class B	851,925	7,468,711

		19,467,164

MANUFACTURING – 1.60%
Alfa Laval AB	271,839	3,039,745

		3,039,745

METAL FABRICATE & HARDWARE – 4.57%
Assa Abloy AB Class B	247,308	3,970,525
SKF AB Class Bb	309,468	4,737,511

		8,708,036

OIL & GAS – 0.82%
Lundin Petroleum ABa	171,384	1,571,290

		1,571,290

RETAIL – 11.63%
Hennes & Mauritz AB Class B	398,268	22,127,247

		22,127,247

TELECOMMUNICATIONS – 21.46%
Millicom International Cellular SA SDR[a]	58,719	4,114,117
Tele2 AB Class B	236,652	3,292,851
Telefonaktiebolaget LM Ericsson Class B	2,301,696	22,074,965
TeliaSonera AB	1,745,919	11,359,809

		40,841,742

TOTAL COMMON STOCKS
(Cost: $250,556,582)		189,992,498

SHORT-TERM INVESTMENTS – 2.64%

MONEY MARKET FUNDS – 2.64%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares
0.26%[c,d,e]	4,391,756	4,391,756

56	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SWEDEN INDEX FUND

August 31, 2009

Security	Shares	Value
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares
0.21%[c,d,e]	619,526	$619,526
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares
0.08%[c,d]	17,942	17,942

		5,029,224

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,029,224)		5,029,224

TOTAL INVESTMENTS IN SECURITIES – 102.46%
(Cost: $255,585,806)		195,021,722

Other Assets, Less Liabilities – (2.46)%		(4,688,991)

NET ASSETS – 100.00%		$190,332,731

SDR – Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments

iSHARES® MSCI SWITZERLAND INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 98.89%

BANKS – 10.18%
Baloise Holding Registered	26,355	$2,391,488
Credit Suisse Group AG Registered	381,150	19,456,917
Julius Baer Holding AG Registered	114,240	5,820,906

		27,669,311

BUILDING MATERIALS – 3.43%
Geberit AG Registered	15,960	2,460,031
Holcim Ltd. Registered[a]	101,502	6,857,400

		9,317,431

CHEMICALS – 6.19%
Givaudan SA Registered	4,651	3,349,019
Lonza Group AG Registered	33,915	3,337,427
Syngenta AG Registered	43,050	10,142,830

		16,829,276

COMMERCIAL SERVICES – 2.39%
Adecco SA Registered	59,115	2,844,299
SGS SA Registered	2,940	3,641,444

		6,485,743

COMPUTERS – 0.44%
Logitech International SA Registered[a,b]	64,575	1,192,699

		1,192,699

DIVERSIFIED FINANCIAL SERVICES – 4.90%
UBS AG Registered[a]	720,090	13,313,676

		13,313,676

ELECTRIC – 0.25%
BKW FMB Energie AG	8,525	674,353

		674,353

ENGINEERING & CONSTRUCTION – 4.72%
ABB Ltd. Registered[a]	666,645	12,817,549

		12,817,549

FOOD – 19.84%
Aryzta AGa	34,965	1,303,516
Lindt & Spruengli AG Participation Certificates	725	1,543,502
Lindt & Spruengli AG Registered	125	3,075,176
Nestle SA Registered	1,154,055	48,025,111

		53,947,305

Security	Shares	Value
HAND & MACHINE TOOLS – 0.70%
Schindler Holding AG Participation Certificates	22,247	$1,446,155
Schindler Holding AG Registered	6,825	452,697

		1,898,852

HEALTH CARE - PRODUCTS – 4.72%
Nobel Biocare Holding AG Registered	60,480	1,850,710
Sonova Holding AG Registered	28,770	2,757,630
Straumann Holding AG Registered	5,880	1,339,740
Synthes Inc.	58,800	6,893,429

		12,841,509

INSURANCE – 7.54%
Swiss Life Holding AG Registered[a]	11,550	1,309,259
Swiss Reinsurance Co. Registered	135,555	6,261,811
Zurich Financial Services AG Registered	58,695	12,923,619

		20,494,689

INVESTMENT COMPANIES – 0.95%
Pargesa Holding SA Bearer	32,550	2,590,202

		2,590,202

PHARMACEUTICALS – 25.60%
Actelion Ltd. Registered[a]	52,290	3,023,058
Novartis AG Registered	619,605	28,774,389
Roche Holding AG Genusschein	237,405	37,805,991

		69,603,438

RETAIL – 4.05%
Compagnie Financiere Richemont SA Class A Bearer Units	258,825	7,058,084
Swatch Group AG (The) Bearer	13,908	3,001,764
Swatch Group AG (The) Registered	22,443	952,423

		11,012,271

TELECOMMUNICATIONS – 2.42%
Swisscom AG Registered	19,005	6,581,663

		6,581,663

TRANSPORTATION – 0.57%
Kuehne & Nagel International AG Registered	19,635	1,562,477

		1,562,477

TOTAL COMMON STOCKS
(Cost: $305,856,222)		268,832,444

58	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SWITZERLAND INDEX FUND

August 31, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.27%

MONEY MARKET FUNDS – 0.27%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	614,950	$614,950
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[c,d,e]	86,748	86,748
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	28,528	28,528

		730,226

TOTAL SHORT-TERM INVESTMENTS
(Cost: $730,226)		730,226

TOTAL INVESTMENTS IN SECURITIES – 99.16%
(Cost: $306,586,448)		269,562,670

Other Assets, Less Liabilities – 0.84%		2,292,270

NET ASSETS – 100.00%		$271,854,940

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.21%

AEROSPACE & DEFENSE – 1.75%
BAE Systems PLC	1,286,580	$6,546,422
Cobham PLC	418,200	1,378,160
Rolls-Royce Group PLC[a]	674,778	4,978,583

		12,903,165

AGRICULTURE – 4.43%
British American Tobacco PLC	728,406	22,247,305
Imperial Tobacco Group PLC	370,968	10,459,643

		32,706,948

AIRLINES – 0.09%
British Airways PLC[a]	211,560	660,293

		660,293

APPAREL – 0.17%
Burberry Group PLC	159,162	1,254,210

		1,254,210

BANKS – 17.24%
Barclays PLC[a,b]	4,025,298	24,946,038
HSBC Holdings PLC	6,318,510	69,212,237
Lloyds Banking Group PLC[a]	5,935,980	10,771,544
Royal Bank of Scotland Group PLC[a]	6,156,888	5,784,887
Standard Chartered PLC	733,326	16,684,639

		127,399,345

BEVERAGES – 3.00%
Diageo PLC	912,168	14,182,654
SABMiller PLC	343,662	7,987,031

		22,169,685

CHEMICALS – 0.25%
Johnson Matthey PLC	78,720	1,816,698

		1,816,698

COMMERCIAL SERVICES – 1.34%
Bunzl PLC	120,048	1,149,469
Capita Group PLC	227,796	2,530,150
Experian PLC	371,706	3,135,048
G4S PLC	464,694	1,691,938
Serco Group PLC	178,596	1,363,108

		9,869,713

Security	Shares	Value
DISTRIBUTION & WHOLESALE – 0.33%
Wolseley PLC[a]	104,058	$2,457,413

		2,457,413

DIVERSIFIED FINANCIAL SERVICES – 1.30%
ICAP PLC	190,650	1,334,548
Investec PLC	154,488	1,092,241
London Stock Exchange Group PLC	54,612	716,949
Man Group PLC	618,198	2,710,280
Old Mutual PLC	1,912,158	2,924,774
Schroders PLC	45,018	793,133

		9,571,925

ELECTRIC – 2.48%
Drax Group PLC	134,070	1,047,742
International Power PLC	556,944	2,556,104
National Grid PLC	886,830	8,563,732
Scottish & Southern Energy PLC	335,790	6,123,957

		18,291,535

ENGINEERING & CONSTRUCTION – 0.33%
AMEC PLC	122,016	1,499,417
Balfour Beatty PLC	175,152	961,153

		2,460,570

ENTERTAINMENT – 0.09%
Ladbrokes PLC	219,186	695,883

		695,883

FOOD – 5.54%
Cadbury PLC	496,428	4,700,745
J Sainsbury PLC	433,944	2,303,487
Tesco PLC	2,884,350	17,670,734
Unilever PLC	468,384	12,824,654
Wm Morrison Supermarkets PLC	770,964	3,480,552

		40,980,172

FOOD SERVICE – 0.71%
Associated British Foods PLC	130,872	1,707,428
Compass Group PLC	670,104	3,564,730

		5,272,158

GAS – 1.04%
Centrica PLC	1,864,434	7,654,371

		7,654,371

60	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2009

Security	Shares	Value
HEALTH CARE - PRODUCTS – 0.37%
Smith & Nephew PLC	323,982	$2,766,856

		2,766,856

HOLDING COMPANIES - DIVERSIFIED – 0.13%
Tomkins PLC	322,752	938,948

		938,948

HOME BUILDERS – 0.09%
Berkeley Group Holdings PLC (The) Units[a]	45,018	694,450

		694,450

HOUSEHOLD PRODUCTS & WARES – 1.39%
Reckitt Benckiser PLC	221,154	10,283,262

		10,283,262

INSURANCE – 3.37%
Admiral Group PLC	67,896	1,182,922
Aviva PLC	999,990	6,620,181
Friends Provident Group PLC	852,390	1,187,788
Legal & General Group PLC	2,122,242	2,663,299
Prudential PLC	921,270	8,062,979
RSA Insurance Group PLC	1,221,390	2,599,752
Standard Life PLC	809,832	2,596,173

		24,913,094

LEISURE TIME – 0.44%
Carnival PLC	59,532	1,845,420
Thomas Cook Group PLC	158,178	595,772
TUI Travel PLC	205,164	803,172

		3,244,364

LODGING – 0.16%
InterContinental Hotels Group PLC	94,218	1,175,475

		1,175,475

MANUFACTURING – 0.42%
Invensys PLC	293,970	1,312,768
Smiths Group PLC	139,728	1,826,384

		3,139,152

MEDIA – 2.21%
British Sky Broadcasting Group PLC	413,526	3,679,847
Pearson PLC	293,970	3,602,925
Reed Elsevier PLC	440,094	3,206,175
Thomson Reuters PLC	63,222	1,995,870
WPP PLC	456,084	3,861,577

		16,346,394

Security	Shares	Value
MINING – 10.26%
Anglo American PLC[a]	480,438	$15,824,791
Antofagasta PLC	144,648	1,807,003
BHP Billiton PLC	804,912	21,356,846
Eurasian Natural Resources Corp.	94,464	1,331,732
Fresnillo PLC	65,682	667,448
Kazakhmys PLC	78,720	1,268,224
Lonmin PLC[a]	56,580	1,347,248
Randgold Resources Ltd.	29,767	1,757,186
Rio Tinto PLC	500,118	19,672,253
Vedanta Resources PLC	50,184	1,465,675
Xstrata PLC	695,196	9,364,497

		75,862,903

OIL & GAS – 20.25%
BG Group PLC	1,225,818	20,318,014
BP PLC	6,836,094	59,272,599
Cairn Energy PLC[a]	50,430	2,060,524
Royal Dutch Shell PLC Class A	1,293,468	36,069,491
Royal Dutch Shell PLC Class B	983,508	26,832,903
Tullow Oil PLC	291,510	5,116,859

		149,670,390

OIL & GAS SERVICES – 0.15%
Petrofac Ltd.	75,276	1,077,786

		1,077,786

PACKAGING & CONTAINERS – 0.19%
Rexam PLC	321,365	1,401,060

		1,401,060

PHARMACEUTICALS – 8.79%
AstraZeneca PLC	528,408	24,458,062
GlaxoSmithKline PLC	1,893,216	37,119,328
Shire PLC	203,196	3,387,857

		64,965,247

REAL ESTATE – 0.89%
British Land Co. PLC	307,746	2,432,588
Land Securities Group PLC	273,552	2,753,031
Liberty International PLC[a]	166,050	1,418,092

		6,603,711

REAL ESTATE INVESTMENT TRUSTS – 0.44%
Hammerson PLC	255,102	1,683,434
SEGRO PLC	269,125	1,577,277

		3,260,711

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2009

Security	Shares	Value
RETAIL – 1.52%
Carphone Warehouse Group PLC (The)	151,290	$452,214
Home Retail Group PLC	321,768	1,637,231
Kingfisher PLC	855,588	2,952,024
Marks & Spencer Group PLC	572,196	3,168,856
Next PLC	72,324	1,933,128
Whitbread PLC	63,960	1,091,414

		11,234,867

SOFTWARE – 0.46%
Autonomy Corp. PLC[a]	78,474	1,663,939
Sage Group PLC (The)	480,684	1,729,005

		3,392,944

TELECOMMUNICATIONS – 6.77%
BT Group PLC	2,823,834	6,369,562
Cable & Wireless PLC	930,864	2,251,409
Vodafone Group PLC	19,149,378	41,446,423

		50,067,394

TRANSPORTATION – 0.15%
FirstGroup PLC	176,628	1,092,172

		1,092,172

VENTURE CAPITAL – 0.24%
3i Group PLC	353,502	1,748,577

		1,748,577

WATER – 0.43%
Severn Trent PLC	86,592	1,381,640
United Utilities Group PLC	245,508	1,811,784

		3,193,424

TOTAL COMMON STOCKS
(Cost: $915,956,645)		733,237,265

SHORT-TERM INVESTMENTS – 0.32%

MONEY MARKET FUNDS – 0.32%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[b,c,d]	2,057,582	2,057,582
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21% [b,c,d]	290,254	290,254

Security	Shares	Value
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[b,c]	29,714	$29,714

		2,377,550

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,377,550)		2,377,550

TOTAL INVESTMENTS IN SECURITIES – 99.53%
(Cost: $918,334,195)		735,614,815

Other Assets, Less Liabilities – 0.47%		3,509,546

NET ASSETS – 100.00%		$739,124,361

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

62	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2009

	iShares MSCI
	Austria Investable Market Index Fund	Belgium Investable Market Index Fund	EMU Index Fund	France Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$218,122,926	$94,765,307	$1,053,462,514	$269,506,931
Affiliated issuers (Note 2)	32,612,516	400,642	7,594,166	2,874,747

Total cost of investments	$250,735,442	$95,165,949	$1,061,056,680	$272,381,678

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$158,411,281	$52,074,039	$738,755,007	$183,968,209
Affiliated issuers (Note 2)	32,612,516	400,642	7,594,166	2,874,747

Total fair value of investments	191,023,797	52,474,681	746,349,173	186,842,956
Foreign currencies, at value[b]	177,336	48,556	562,787	76,883
Receivables:
Investment securities sold	4,386,428	931,342	2,024,826	334,093
Due from custodian (Note 4)	182,275	–	–	803,048
Dividends and interest	1,041,190	866,953	1,350,782	277,855
Capital shares sold	96,472	–	–	–
Interest from affiliate (Note 2)	20,682	10,806	98,796	14,058

Total Assets	196,928,180	54,332,338	750,386,364	188,348,893

LIABILITIES
Payables:
Investment securities purchased	4,757,011	928,378	1,745,268	918,306
Collateral for securities on loan (Note 5)	32,451,546	339,391	7,047,290	2,839,469
Investment advisory fees (Note 2)	53,696	22,322	323,916	79,726

Total Liabilities	37,262,253	1,290,091	9,116,474	3,837,501

NET ASSETS	$159,665,927	$53,042,247	$741,269,890	$184,511,392

Net assets consist of:
Paid-in capital	$280,076,052	$118,658,016	$1,171,792,947	$291,552,048
Undistributed net investment income	1,306,425	124,156	3,153,761	559,560
Accumulated net realized loss	(61,958,169)	(22,998,169)	(118,992,008)	(22,062,462)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(59,758,381)	(42,741,756)	(314,684,810)	(85,537,754)

NET ASSETS	$159,665,927	$53,042,247	$741,269,890	$184,511,392

Shares outstanding[c]	7,900,000	4,400,000	20,800,000	7,600,000

Net asset value per share	$20.21	$12.06	$35.64	$24.28

[a]	Securities on loan with values of $29,729,764, $260,362, $6,592,068 and $2,685,296, respectively. See Note 5.
[b]	Cost of foreign currencies: $176,938, $47,916, $558,607 and $76,310, respectively.
[c]	$0.001 par value, number of shares authorized: 100 million, 136.2 million, 1 billion and 340.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2009

	iShares MSCI
	Germany Index Fund	Italy Index Fund	Netherlands Investable Market Index Fund	Spain Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$798,111,933	$169,927,543	$124,556,545	$356,679,725
Affiliated issuers (Note 2)	7,599,074	79,648	583,044	16,944,781

Total cost of investments	$805,711,007	$170,007,191	$125,139,589	$373,624,506

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$617,367,890	$125,517,518	$83,093,938	$278,285,441
Affiliated issuers (Note 2)	7,599,074	79,648	583,044	16,944,781

Total fair value of investments	624,966,964	125,597,166	83,676,982	295,230,222
Foreign currencies, at value[b]	372,467	46,674	157,814	265,475
Receivables:
Investment securities sold	14,932,648	493,929	225,945	11,308,728
Due from custodian (Note 4)	3,078,377	–	4,049	–
Dividends and interest	1,687,847	12	30,763	82,293
Capital shares sold	147,612	–	17,445	12,137
Interest from affiliate (Note 2)	55,681	10,140	9,711	19,288

Total Assets	645,241,596	126,147,921	84,122,709	306,918,143

LIABILITIES
Payables:
Investment securities purchased	18,214,498	326,536	226,212	11,232,022
Collateral for securities on loan (Note 5)	7,148,428	49,894	508,408	16,836,151
Investment advisory fees (Note 2)	240,923	55,566	36,946	115,537

Total Liabilities	25,603,849	431,996	771,566	28,183,710

NET ASSETS	$619,637,747	$125,715,925	$83,351,143	$278,734,433

Net assets consist of:
Paid-in capital	$922,932,639	$202,323,901	$162,920,086	$384,460,490
Undistributed net investment income	487,996	481,431	431,321	3,516,332
Accumulated net realized loss	(123,158,201)	(32,679,577)	(38,538,498)	(30,847,290)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(180,624,687)	(44,409,830)	(41,461,766)	(78,395,099)

NET ASSETS	$619,637,747	$125,715,925	$83,351,143	$278,734,433

Shares outstanding[c]	29,700,000	6,600,000	4,500,000	5,850,000

Net asset value per share	$20.86	$19.05	$18.52	$47.65

[a]	Securities on loan with values of $6,711,454, $47,103, $462,257 and $16,024,325, respectively. See Note 5.
[b]	Cost of foreign currencies: $370,078, $46,210, $157,218 and $266,369, respectively.
[c]	$0.001 par value, number of shares authorized: 382.2 million, 63.6 million, 255 million and 127.8 million, respectively.

See notes to financial statements.

64	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2009

	iShares MSCI
	Sweden Index Fund	Switzerland Index Fund	United Kingdom Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$250,556,582	$305,856,222	$885,855,482
Affiliated issuers (Note 2)	5,029,224	730,226	32,478,713

Total cost of investments	$255,585,806	$306,586,448	$918,334,195

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$189,992,498	$268,832,444	$708,291,227
Affiliated issuers (Note 2)	5,029,224	730,226	27,323,588

Total fair value of investments	195,021,722	269,562,670	735,614,815
Foreign currencies, at value[b]	27,593	240,930	946,695
Receivables:
Investment securities sold	1,751,549	4,127,975	3,038,062
Due from custodian (Note 4)	54,541	–	–
Dividends and interest	3,594	2,547,956	4,692,068
Capital shares sold	5,837	135,232	–
Interest from affiliate (Note 2)	15,539	13,079	52,366

Total Assets	196,880,375	276,627,842	744,344,006

LIABILITIES
Payables:
Investment securities purchased	1,460,958	3,955,061	2,538,863
Collateral for securities on loan (Note 5)	5,011,282	701,698	2,347,836
Investment advisory fees (Note 2)	75,404	116,143	332,946

Total Liabilities	6,547,644	4,772,902	5,219,645

NET ASSETS	$190,332,731	$271,854,940	$739,124,361

Net assets consist of:
Paid-in capital	$278,969,760	$347,269,106	$1,040,854,353
Undistributed net investment income	299,283	373,773	4,727,610
Accumulated net realized loss	(28,374,619)	(38,797,443)	(123,660,365)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(60,561,693)	(36,990,496)	(182,797,237)

NET ASSETS	$190,332,731	$271,854,940	$739,124,361

Shares outstanding[c]	8,325,000	13,125,000	49,200,000

Net asset value per share	$22.86	$20.71	$15.02

[a]	Securities on loan with values of $4,597,484, $652,914 and $2,222,580, respectively. See Note 5.
[b]	Cost of foreign currencies: $25,202, $234,789 and $963,929, respectively.
[c]	$0.001 par value, number of shares authorized: 63.6 million, 318.625 million and 934.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2009

	iShares MSCI
	Austria Investable Market Index Fund	Belgium Investable Market Index Fund	EMU Index Fund	France Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$3,259,994	$1,657,850	$25,015,284	$5,951,609
Interest from affiliated issuers (Note 2)	573	155	797	151
Securities lending income from affiliated issuers (Note 2)	345,958	37,058	456,059	93,885
Interest from affiliate (Note 2)	20,682	10,806	98,796	14,058

Total investment income	3,627,207	1,705,869	25,570,936	6,059,703

EXPENSES
Investment advisory fees (Note 2)	527,579	339,987	3,909,074	900,092
Foreign taxes (Note 1)	–	–	31,782	–

Total expenses	527,579	339,987	3,940,856	900,092

Net investment income	3,099,628	1,365,882	21,630,080	5,159,611

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(52,969,733)	(40,263,781)	(101,408,901)	(13,415,473)
In-kind redemptions	(34,975,618)	(6,938,422)	(129,289,646)	(48,886,145)
Foreign currency transactions	87,338	13,921	42,006	49,674

Net realized loss	(87,858,013)	(47,188,282)	(230,656,541)	(62,251,944)

Net change in unrealized appreciation (depreciation) on:
Investments	5,510,516	7,892,557	(85,589,634)	(18,845,481)
Translation of assets and liabilities in foreign currencies	(107,697)	(27,717)	126,262	5,508

Net change in unrealized appreciation (depreciation)	5,402,819	7,864,840	(85,463,372)	(18,839,973)

Net realized and unrealized loss	(82,455,194)	(39,323,442)	(316,119,913)	(81,091,917)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(79,355,566)	$(37,957,560)	$(294,489,833)	$(75,932,306)

[a]	Net of foreign withholding tax of $438,279, $287,618, $4,011,291 and $824,389, respectively.

See notes to financial statements.

66	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2009

	iShares MSCI
	Germany Index Fund	Italy Index Fund	Netherlands Investable Market Index Fund	Spain Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$15,683,488	$3,514,985	$2,975,276	$10,825,880
Interest from affiliated issuers (Note 2)	506	127	171	564
Securities lending income from affiliated issuers (Note 2)	199,365	17,461	5,969	849,849
Interest from affiliate (Note 2)	55,681	10,140	9,711	19,288

Total investment income	15,939,040	3,542,713	2,991,127	11,695,581

EXPENSES
Investment advisory fees (Note 2)	2,369,432	570,682	594,140	1,236,278
Foreign taxes (Note 1)	–	39,931	–	–

Total expenses	2,369,432	610,613	594,140	1,236,278

Net investment income	13,569,608	2,932,100	2,396,987	10,459,303

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(74,719,406)	(31,919,176)	(29,173,650)	(30,623,519)
In-kind redemptions	(59,956,101)	(39,723,243)	(33,581,477)	(45,320,752)
Foreign currency transactions	(337,459)	(79,413)	(918)	225,187

Net realized loss	(135,012,966)	(71,721,832)	(62,756,045)	(75,719,084)

Net change in unrealized appreciation (depreciation) on:
Investments	(22,461,468)	17,642,637	(4,712,365)	22,767,180
Translation of assets and liabilities in foreign currencies	317,957	(5,670)	9,091	38,847

Net change in unrealized appreciation (depreciation)	(22,143,511)	17,636,967	(4,703,274)	22,806,027

Net realized and unrealized loss	(157,156,477)	(54,084,865)	(67,459,319)	(52,913,057)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(143,586,869)	$(51,152,765)	$(65,062,332)	$(42,453,754)

[a]	Net of foreign withholding tax of $2,249,692, $643,001, $517,224 and $1,741,576, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2009

	iShares MSCI
	Sweden Index Fund	Switzerland Index Fund	United Kingdom Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$3,830,993	$5,091,585	$25,243,084
Interest from affiliated issuers (Note 2)	201	523	518
Securities lending income from affiliated issuers (Note 2)	90,142	18,262	31,262
Interest from affiliate (Note 2)	15,539	13,079	52,366

Total investment income	3,936,875	5,123,449	25,327,230

EXPENSES
Investment advisory fees (Note 2)	754,249	1,439,437	3,150,913

Total expenses	754,249	1,439,437	3,150,913

Net investment income	3,182,626	3,684,012	22,176,317

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(17,607,172)	(42,571,031)	(76,008,857)
Investments in affiliated issuers (Note 2)	–	–	(3,751,912)
In-kind redemptions	(34,901,090)	(23,533,072)	(28,251,989)
Foreign currency transactions	223,838	(32,024)	(739,538)

Net realized loss	(52,284,424)	(66,136,127)	(108,752,296)

Net change in unrealized appreciation (depreciation) on:
Investments	18,455,887	(2,843,480)	(66,559,027)
Translation of assets and liabilities in foreign currencies	9,013	146,933	209,004

Net change in unrealized appreciation (depreciation)	18,464,900	(2,696,547)	(66,350,023)

Net realized and unrealized loss	(33,819,524)	(68,832,674)	(175,102,319)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,636,898)	$(65,148,662)	$(152,926,002)

[a]	Net of foreign withholding tax of $676,057, $1,003,303 and $225,568, respectively.

See notes to financial statements.

68	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Austria Investable Market Index Fund		iShares MSCI Belgium Investable Market Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,099,628	$5,489,871	$1,365,882	$8,943,391
Net realized gain (loss)	(87,858,013)	827,676	(47,188,282)	10,301,055
Net change in unrealized appreciation (depreciation)	5,402,819	(72,261,407)	7,864,840	(77,304,920)

Net decrease in net assets resulting from operations	(79,355,566)	(65,943,860)	(37,957,560)	(58,060,474)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,361,827)	(10,677,774)	(1,992,257)	(16,629,945)

Total distributions to shareholders	(4,361,827)	(10,677,774)	(1,992,257)	(16,629,945)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	153,297,660	202,420,621	71,837,760	83,185,830
Cost of shares redeemed	(103,516,511)	(405,710,636)	(98,800,329)	(192,024,177)

Net increase (decrease) in net assets from capital share transactions	49,781,149	(203,290,015)	(26,962,569)	(108,838,347)

DECREASE IN NET ASSETS	(33,936,244)	(279,911,649)	(66,912,386)	(183,528,766)

NET ASSETS
Beginning of year	193,602,171	473,513,820	119,954,633	303,483,399

End of year	$159,665,927	$193,602,171	$53,042,247	$119,954,633

Undistributed net investment income included in net assets at end of year	$1,306,425	$1,801,453	$124,156	$623,146

SHARES ISSUED AND REDEEMED
Shares sold	8,000,000	5,700,000	7,480,000	3,320,000
Shares redeemed	(6,600,000)	(11,900,000)	(9,880,000)	(8,240,000)

Net increase (decrease) in shares outstanding	1,400,000	(6,200,000)	(2,400,000)	(4,920,000)

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI EMU Index Fund		iShares MSCI France Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$21,630,080	$77,988,337	$5,159,611	$12,303,626
Net realized gain (loss)	(230,656,541)	420,891,072	(62,251,944)	20,272,014
Net change in unrealized appreciation (depreciation)	(85,463,372)	(780,256,430)	(18,839,973)	(74,337,717)

Net decrease in net assets resulting from operations	(294,489,833)	(281,377,021)	(75,932,306)	(41,762,077)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(28,747,455)	(132,228,318)	(6,641,215)	(15,471,999)

Total distributions to shareholders	(28,747,455)	(132,228,318)	(6,641,215)	(15,471,999)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	245,678,933	935,523,497	138,974,524	392,494,736
Cost of shares redeemed	(472,979,784)	(2,201,675,459)	(99,092,138)	(553,753,893)

Net increase (decrease) in net assets from capital share transactions	(227,300,851)	(1,266,151,962)	39,882,386	(161,259,157)

DECREASE IN NET ASSETS	(550,538,139)	(1,679,757,301)	(42,691,135)	(218,493,233)

NET ASSETS
Beginning of year	1,291,808,029	2,971,565,330	227,202,527	445,695,760

End of year	$741,269,890	$1,291,808,029	$184,511,392	$227,202,527

Undistributed net investment income included in net assets at end of year	$3,153,761	$10,227,903	$559,560	$1,991,490

SHARES ISSUED AND REDEEMED
Shares sold	8,100,000	17,500,000	5,600,000	10,800,000
Shares redeemed	(15,400,000)	(41,400,000)	(5,400,000)	(15,600,000)

Net increase (decrease) in shares outstanding	(7,300,000)	(23,900,000)	200,000	(4,800,000)

See notes to financial statements.

70	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Germany Index Fund		iShares MSCI Italy Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,569,608	$46,008,248	$2,932,100	$11,898,862
Net realized gain (loss)	(135,012,966)	227,568,876	(71,721,832)	(6,321,261)
Net change in unrealized appreciation (depreciation)	(22,143,511)	(371,327,133)	17,636,967	(51,884,781)

Net decrease in net assets resulting from operations	(143,586,869)	(97,750,009)	(51,152,765)	(46,307,180)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,693,409)	(72,915,709)	(3,732,985)	(18,054,401)

Total distributions to shareholders	(14,693,409)	(72,915,709)	(3,732,985)	(18,054,401)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	443,092,148	961,273,471	100,094,796	499,630,008
Cost of shares redeemed	(334,626,102)	(1,762,400,887)	(163,647,572)	(363,609,192)

Net increase (decrease) in net assets from capital share transactions	108,466,046	(801,127,416)	(63,552,776)	136,020,816

INCREASE (DECREASE) IN NET ASSETS	(49,814,232)	(971,793,134)	(118,438,526)	71,659,235

NET ASSETS
Beginning of year	669,451,979	1,641,245,113	244,154,451	172,495,216

End of year	$619,637,747	$669,451,979	$125,715,925	$244,154,451

Undistributed net investment income included in net assets at end of year	$487,996	$1,949,256	$481,431	$1,358,007

SHARES ISSUED AND REDEEMED
Shares sold	23,400,000	29,100,000	5,850,000	16,800,000
Shares redeemed	(18,000,000)	(55,800,000)	(9,000,000)	(12,150,000)

Net increase (decrease) in shares outstanding	5,400,000	(26,700,000)	(3,150,000)	4,650,000

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Netherlands Investable Market Index Fund		iShares MSCI Spain Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,396,987	$9,878,532	$10,459,303	$19,885,704
Net realized gain (loss)	(62,756,045)	13,136,127	(75,719,084)	24,027,821
Net change in unrealized appreciation (depreciation)	(4,703,274)	(54,521,906)	22,806,027	(122,537,204)

Net decrease in net assets resulting from operations	(65,062,332)	(31,507,247)	(42,453,754)	(78,623,679)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,230,257)	(15,733,536)	(13,662,798)	(24,006,924)

Total distributions to shareholders	(4,230,257)	(15,733,536)	(13,662,798)	(24,006,924)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	43,167,203	108,417,983	168,127,511	1,073,349,945
Cost of shares redeemed	(100,176,018)	(102,878,515)	(154,625,074)	(1,171,926,810)

Net increase (decrease) in net assets from capital share transactions	(57,008,815)	5,539,468	13,502,437	(98,576,865)

DECREASE IN NET ASSETS	(126,301,404)	(41,701,315)	(42,614,115)	(201,207,468)

NET ASSETS
Beginning of year	209,652,547	251,353,862	321,348,548	522,556,016

End of year	$83,351,143	$209,652,547	$278,734,433	$321,348,548

Undistributed net investment income included in net assets at end of year	$431,321	$2,265,509	$3,516,332	$6,489,523

SHARES ISSUED AND REDEEMED
Shares sold	2,350,000	3,550,000	4,200,000	17,250,000
Shares redeemed	(6,450,000)	(3,400,000)	(4,725,000)	(19,875,000)

Net increase (decrease) in shares outstanding	(4,100,000)	150,000	(525,000)	(2,625,000)

See notes to financial statements.

72	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Sweden Index Fund		iShares MSCI Switzerland Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,182,626	$10,430,468	$3,684,012	$7,419,424
Net realized gain (loss)	(52,284,424)	5,147,723	(66,136,127)	55,472,783
Net change in unrealized appreciation (depreciation)	18,464,900	(109,865,275)	(2,696,547)	(89,962,657)

Net decrease in net assets resulting from operations	(30,636,898)	(94,287,084)	(65,148,662)	(27,070,450)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,282,327)	(24,097,389)	(4,322,291)	(10,490,319)

Total distributions to shareholders	(3,282,327)	(24,097,389)	(4,322,291)	(10,490,319)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	119,540,017	281,026,512	105,041,546	294,689,801
Cost of shares redeemed	(122,941,857)	(508,014,443)	(130,240,566)	(209,602,175)

Net increase (decrease) in net assets from capital share transactions	(3,401,840)	(226,987,931)	(25,199,020)	85,087,626

INCREASE (DECREASE) IN NET ASSETS	(37,321,065)	(345,372,404)	(94,669,973)	47,526,857

NET ASSETS
Beginning of year	227,653,796	573,026,200	366,524,913	318,998,056

End of year	$190,332,731	$227,653,796	$271,854,940	$366,524,913

Undistributed net investment income included in net assets at end of year	$299,283	$175,146	$373,773	$1,044,066

SHARES ISSUED AND REDEEMED
Shares sold	6,675,000	9,300,000	5,125,000	11,750,000
Shares redeemed	(7,650,000)	(16,575,000)	(7,875,000)	(8,250,000)

Net increase (decrease) in shares outstanding	(975,000)	(7,275,000)	(2,750,000)	3,500,000

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI United Kingdom Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$22,176,317	$39,928,967
Net realized gain (loss)	(108,752,296)	89,735,490
Net change in unrealized appreciation (depreciation)	(66,350,023)	(319,757,708)

Net decrease in net assets resulting from operations	(152,926,002)	(190,093,251)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(25,389,028)	(63,131,140)

Total distributions to shareholders	(25,389,028)	(63,131,140)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	148,897,281	463,470,489
Cost of shares redeemed	(113,959,957)	(455,482,369)

Net increase in net assets from capital share transactions	34,937,324	7,988,120

DECREASE IN NET ASSETS	(143,377,706)	(245,236,271)

NET ASSETS
Beginning of year	882,502,067	1,127,738,338

End of year	$739,124,361	$882,502,067

Undistributed net investment income included in net assets at end of year	$4,727,610	$8,677,006

SHARES ISSUED AND REDEEMED
Shares sold	12,400,000	20,200,000
Shares redeemed	(8,800,000)	(20,200,000)

Net increase in shares outstanding	3,600,000	–

See notes to financial statements.

74	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Austria Investable Market Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$29.78	$37.28	$31.08	$26.62	$17.04

Income from investment operations:
Net investment income[a]	0.51	0.56	0.51	0.44	0.29
Net realized and unrealized gain (loss)[b]	(9.36)	(6.98)	6.42	4.31	9.38

Total from investment operations	(8.85)	(6.42)	6.93	4.75	9.67

Less distributions from:
Net investment income	(0.72)	(1.08)	(0.73)	(0.29)	(0.09)

Total distributions	(0.72)	(1.08)	(0.73)	(0.29)	(0.09)

Net asset value, end of year	$20.21	$29.78	$37.28	$31.08	$26.62

Total return	(28.52)%	(17.64)%	22.35%	18.00%	56.82%

Ratios/Supplemental data:
Net assets, end of year (000s)	$159,666	$193,602	$473,514	$391,637	$196,952
Ratio of expenses to average net assets	0.55%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	3.25%	1.57%	1.36%	1.48%	1.26%
Portfolio turnover rate[c]	26%	26%	21%	32%	21%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Belgium Investable Market Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$17.64	$25.89	$22.83	$18.94	$14.77

Income from investment operations:
Net investment income[a]	0.22	0.78	0.76	0.75	0.71
Net realized and unrealized gain (loss)[b]	(5.46)	(7.27)	2.74	3.95	3.75

Total from investment operations	(5.24)	(6.49)	3.50	4.70	4.46

Less distributions from:
Net investment income	(0.34)	(1.76)	(0.44)	(0.81)	(0.29)

Total distributions	(0.34)	(1.76)	(0.44)	(0.81)	(0.29)

Net asset value, end of year	$12.06	$17.64	$25.89	$22.83	$18.94

Total return	(29.15)%	(26.21)%	15.36%	25.66%	30.22%

Ratios/Supplemental data:
Net assets, end of year (000s)	$53,042	$119,955	$303,483	$152,484	$46,960
Ratio of expenses to average net assets	0.56%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	2.23%	3.32%	2.90%	3.60%	3.89%
Portfolio turnover rate[c]	33%	31%	12%	10%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI EMU Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]	Year ended Aug. 31, 2005[a]

Net asset value, beginning of year	$45.97	$57.15	$46.14	$37.49	$29.69

Income from investment operations:
Net investment income[b]	0.93	1.71	1.40	1.37	0.88
Net realized and unrealized gain (loss)[c]	(9.97)	(9.59)	10.54	7.94	7.57

Total from investment operations	(9.04)	(7.88)	11.94	9.31	8.45

Less distributions from:
Net investment income	(1.29)	(3.30)	(0.93)	(0.66)	(0.65)

Total distributions	(1.29)	(3.30)	(0.93)	(0.66)	(0.65)

Net asset value, end of year	$35.64	$45.97	$57.15	$46.14	$37.49

Total return	(19.05)%	(14.52)%	26.10%	25.18%	28.54%

Ratios/Supplemental data:
Net assets, end of year (000s)	$741,270	$1,291,808	$2,971,565	$1,794,921	$547,284
Ratio of expenses to average net assets	0.56%	0.52%	0.51%	0.54%	0.58%
Ratio of expenses to average net assets exclusive of foreign taxes	0.56%	n/a	n/a	n/a	0.57%
Ratio of net investment income to average net assets	3.07%	3.06%	2.60%	3.23%	2.50%
Portfolio turnover rate[d]	8%	27%	5%	8%	8%

[a]	Per share amounts were adjusted to reflect a two-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI France Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$30.70	$36.53	$31.16	$25.41	$20.40

Income from investment operations:
Net investment income[a]	0.66	0.93	0.77	0.55	0.47
Net realized and unrealized gain (loss)[b]	(6.13)	(5.17)	5.06	5.52	4.84

Total from investment operations	(5.47)	(4.24)	5.83	6.07	5.31

Less distributions from:
Net investment income	(0.95)	(1.59)	(0.46)	(0.32)	(0.30)

Total distributions	(0.95)	(1.59)	(0.46)	(0.32)	(0.30)

Net asset value, end of year	$24.28	$30.70	$36.53	$31.16	$25.41

Total return	(17.11)%	(11.96)%	18.83%	24.13%	26.13%

Ratios/Supplemental data:
Net assets, end of year (000s)	$184,511	$227,203	$445,696	$211,886	$81,326
Ratio of expenses to average net assets	0.55%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	3.18%	2.60%	2.17%	1.95%	1.98%
Portfolio turnover rate[c]	6%	10%	6%	10%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$27.55	$32.18	$23.68	$19.08	$14.96

Income from investment operations:
Net investment income[a]	0.58	0.88	0.68	0.57	0.28
Net realized and unrealized gain (loss)[b]	(6.65)	(3.84)	8.33	4.15	4.03

Total from investment operations	(6.07)	(2.96)	9.01	4.72	4.31

Less distributions from:
Net investment income	(0.62)	(1.67)	(0.51)	(0.12)	(0.19)

Total distributions	(0.62)	(1.67)	(0.51)	(0.12)	(0.19)

Net asset value, end of year	$20.86	$27.55	$32.18	$23.68	$19.08

Total return	(21.62)%	(9.81)%	38.47%	24.82%	28.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$619,638	$669,452	$1,641,245	$802,795	$314,793
Ratio of expenses to average net assets	0.55%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	3.18%	2.72%	2.32%	2.62%	1.54%
Portfolio turnover rate[c]	15%	11%	4%	12%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$25.04	$33.82	$30.48	$25.77	$20.21

Income from investment operations:
Net investment income[a]	0.47	1.53	1.35	1.07	0.78
Net realized and unrealized gain (loss)[b]	(5.82)	(7.71)	2.66	4.15	5.42

Total from investment operations	(5.35)	(6.18)	4.01	5.22	6.20

Less distributions from:
Net investment income	(0.64)	(2.60)	(0.67)	(0.51)	(0.64)

Total distributions	(0.64)	(2.60)	(0.67)	(0.51)	(0.64)

Net asset value, end of year	$19.05	$25.04	$33.82	$30.48	$25.77

Total return	(20.78)%	(19.43)%	13.20%	20.61%	30.74%

Ratios/Supplemental data:
Net assets, end of year (000s)	$125,716	$244,154	$172,495	$146,324	$42,526
Ratio of expenses to average net assets	0.59%	0.52%	0.52%	0.54%	0.57%
Ratio of expenses to average net assets exclusive of foreign taxes	0.55%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.85%	5.06%	4.02%	3.87%	3.18%
Portfolio turnover rate[c]	18%	29%	16%	15%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Netherlands Investable Market Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$24.38	$29.75	$24.17	$19.10	$15.70

Income from investment operations:
Net investment income[a]	0.35	1.10	0.98	0.60	0.57
Net realized and unrealized gain (loss)[b]	(5.55)	(4.68)	5.05	4.95	3.09

Total from investment operations	(5.20)	(3.58)	6.03	5.55	3.66

Less distributions from:
Net investment income	(0.66)	(1.79)	(0.45)	(0.48)	(0.26)

Total distributions	(0.66)	(1.79)	(0.45)	(0.48)	(0.26)

Net asset value, end of year	$18.52	$24.38	$29.75	$24.17	$19.10

Total return	(20.59)%	(12.67)%	25.22%	29.53%	23.40%

Ratios/Supplemental data:
Net assets, end of year (000s)	$83,351	$209,653	$251,354	$109,991	$63,974
Ratio of expenses to average net assets	0.55%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	2.24%	3.86%	3.50%	2.78%	3.13%
Portfolio turnover rate[c]	15%	26%	8%	17%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$50.41	$58.06	$44.81	$35.70	$27.55

Income from investment operations:
Net investment income[a]	1.75	1.98	1.30	1.07	0.79
Net realized and unrealized gain (loss)[b]	(2.14)	(7.33)	12.33	8.78	7.97

Total from investment operations	(0.39)	(5.35)	13.63	9.85	8.76

Less distributions from:
Net investment income	(2.37)	(2.30)	(0.38)	(0.74)	(0.61)

Total distributions	(2.37)	(2.30)	(0.38)	(0.74)	(0.61)

Net asset value, end of year	$47.65	$50.41	$58.06	$44.81	$35.70

Total return	0.64%	(9.76)%	30.47%	28.09%	31.85%

Ratios/Supplemental data:
Net assets, end of year (000s)	$278,734	$321,349	$522,556	$178,130	$66,945
Ratio of expenses to average net assets	0.56%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	4.70%	3.28%	2.36%	2.67%	2.33%
Portfolio turnover rate[c]	19%	22%	12%	6%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Sweden Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$24.48	$34.57	$25.88	$21.58	$16.82

Income from investment operations:
Net investment income[a]	0.40	0.91	1.15	0.76	0.46
Net realized and unrealized gain (loss)[b]	(1.56)	(8.63)	7.88	3.96	4.45

Total from investment operations	(1.16)	(7.72)	9.03	4.72	4.91

Less distributions from:
Net investment income	(0.46)	(2.37)	(0.34)	(0.42)	(0.15)

Total distributions	(0.46)	(2.37)	(0.34)	(0.42)	(0.15)

Net asset value, end of year	$22.86	$24.48	$34.57	$25.88	$21.58

Total return	(4.04)%	(23.16)%	35.01%	22.16%	29.21%

Ratios/Supplemental data:
Net assets, end of year (000s)	$190,333	$227,654	$573,026	$151,427	$61,513
Ratio of expenses to average net assets	0.55%	0.51%	0.51%	0.54%	0.58%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	n/a	n/a	n/a	0.57%
Ratio of net investment income to average net assets	2.34%	2.91%	3.42%	3.13%	2.28%
Portfolio turnover rate[c]	9%	17%	7%	14%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$23.09	$25.78	$22.49	$17.63	$14.58

Income from investment operations:
Net investment income[a]	0.25	0.49	0.36	0.27	0.22
Net realized and unrealized gain (loss)[b]	(2.30)	(2.51)	3.12	4.71	2.92

Total from investment operations	(2.05)	(2.02)	3.48	4.98	3.14

Less distributions from:
Net investment income	(0.33)	(0.67)	(0.19)	(0.12)	(0.09)

Total distributions	(0.33)	(0.67)	(0.19)	(0.12)	(0.09)

Net asset value, end of year	$20.71	$23.09	$25.78	$22.49	$17.63

Total return	(8.63)%	(7.97)%	15.53%	28.36%	21.54%

Ratios/Supplemental data:
Net assets, end of year (000s)	$271,855	$366,525	$318,998	$188,319	$79,324
Ratio of expenses to average net assets	0.56%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	1.42%	1.93%	1.42%	1.34%	1.34%
Portfolio turnover rate[c]	16%	11%	5%	11%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$19.35	$24.73	$21.92	$18.74	$15.72

Income from investment operations:
Net investment income[a]	0.50	0.83	0.84	0.97	0.60
Net realized and unrealized gain (loss)[b]	(4.26)	(4.89)	2.78	2.79	2.76

Total from investment operations	(3.76)	(4.06)	3.62	3.76	3.36

Less distributions from:
Net investment income	(0.57)	(1.32)	(0.81)	(0.58)	(0.34)

Total distributions	(0.57)	(1.32)	(0.81)	(0.58)	(0.34)

Net asset value, end of year	$15.02	$19.35	$24.73	$21.92	$18.74

Total return	(18.68)%	(17.16)%	16.77%	20.61%	21.53%

Ratios/Supplemental data:
Net assets, end of year (000s)	$739,124	$882,502	$1,127,738	$872,409	$464,850
Ratio of expenses to average net assets	0.55%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	3.90%	3.64%	3.51%	4.81%	3.39%
Portfolio turnover rate[c]	11%	14%	8%	10%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the iShares MSCI Austria Investable Market, iShares MSCI Belgium Investable Market, iShares MSCI EMU, iShares MSCI France, iShares MSCI Germany, iShares MSCI Italy, iShares MSCI Netherlands Investable Market, iShares MSCI Spain, iShares MSCI Sweden, iShares MSCI Switzerland and iShares MSCI United Kingdom Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in the aggregate in a particular market, as measured by that market’s equity securities index compiled by MSCI Inc. (“MSCI”). The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Each Fund invests in the securities of foreign issuers, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”). Effective September 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to

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iSHARES®, INC.

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES®, INC.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar investments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of August 31, 2009, the values of each Fund’s investments were classified as Level 1 Prices. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Any use of a rate different from the rates used by MSCI may adversely affect a Fund’s ability to track its underlying index. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are disclosed in their Statements of Operations. Foreign taxes payable as of August 31, 2009, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

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iSHARES®, INC.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of August 31, 2009, the tax year-end of the Funds, the components of net accumulated losses on a basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Unrealized Depreciation	Capital and Other Losses	Net Accumulated Losses

Austria Investable Market	$2,819,697	$(84,588,643)	$(38,661,861)	$(120,430,807)
Belgium Investable Market	144,377	(45,290,656)	(20,480,296)	(65,626,575)
EMU	3,297,297	(336,777,480)	(97,141,670)	(430,621,853)
France	556,005	(91,629,315)	(15,981,404)	(107,054,714)
Germany	580,444	(214,926,251)	(89,004,766)	(303,350,573)
Italy	498,041	(51,134,581)	(25,981,576)	(76,618,116)
Netherlands Investable Market	421,610	(42,734,471)	(37,265,793)	(79,578,654)
Spain	3,630,824	(86,978,812)	(22,397,357)	(105,745,345)
Sweden	458,198	(63,261,471)	(25,849,295)	(88,652,568)
Switzerland	533,632	(45,058,390)	(30,902,487)	(75,427,245)
United Kingdom	4,783,959	(245,605,264)	(60,961,053)	(301,782,358)

For the years ended August 31, 2009 and August 31, 2008, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2009.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES®, INC.

From November 1, 2008 to August 31, 2009 the Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2010, as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital Losses
Austria Investable Market	$16,658,026
Belgium Investable Market	10,823,537
EMU	67,963,859
France	7,004,521
Germany	28,526,910
Italy	18,199,168

iShares MSCI Index Fund	Deferred Net Realized Capital Losses
Netherlands Investable Market	$22,256,324
Spain	15,454,759
Sweden	8,514,384
Switzerland	22,571,994
United Kingdom	24,400,730

The Funds had tax basis net capital loss carryforwards as of August 31, 2009, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total
Austria Investable Market	$1,291,324	$370,948	$855,364	$–	$–	$9,795,917	$2,587,916	$7,102,366	$22,003,835
Belgium Investable Market	1,677,678	117,767	175,781	33,969	–	–	1,698,444	5,953,120	9,656,759
EMU	–	–	659,648	1,873,963	–	–	–	26,644,200	29,177,811
France	2,436,748	236,944	2,400,550	–	–	158,472	335,795	3,408,374	8,976,883
Germany	8,697,227	5,469,732	8,656,712	2,241,687	–	4,227,713	3,394,735	27,790,050	60,477,856
Italy	2,648,775	848,408	541,980	527,327	–	–	472,268	2,743,650	7,782,408
Netherlands Investable Market	3,222,792	1,497,810	2,481,175	129,137	403,525	260,715	1,195,162	5,819,153	15,009,469
Spain	–	–	995,671	–	–	–	–	5,946,927	6,942,598
Sweden	713,472	1,577,551	1,149,514	–	107,613	–	100,015	13,686,746	17,334,911
Switzerland	1,970,979	1,018,305	2,149,171	354,252	–	–	–	2,837,786	8,330,493
United Kingdom	856,798	6,448,554	4,272,059	1,517,783	7,063,063	–	261,754	16,140,312	36,560,323

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Each Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency

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iSHARES®, INC.

gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

As of August 31, 2009, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

Austria Investable Market	$275,565,704	$–	$(84,541,907)	$(84,541,907)
Belgium Investable Market	97,714,849	686,400	(45,926,568)	(45,240,168)
EMU	1,083,149,350	–	(336,800,177)	(336,800,177)
France	278,473,239	–	(91,630,283)	(91,630,283)
Germany	840,012,571	–	(215,045,607)	(215,045,607)
Italy	176,731,942	–	(51,134,776)	(51,134,776)
Netherlands Investable Market	126,412,294	–	(42,735,312)	(42,735,312)
Spain	382,208,219	–	(86,977,997)	(86,977,997)
Sweden	258,285,584	–	(63,263,862)	(63,263,862)
Switzerland	314,654,342	–	(45,091,672)	(45,091,672)
United Kingdom	981,142,222	–	(245,527,407)	(245,527,407)

Management has reviewed the tax positions as of August 31, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Funds, BGFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES®, INC.

Under the terms of the Investment Advisory Agreement, the Funds are required to remit payment of accrued fees to BGFA on a quarterly basis. BGFA has determined that in certain cases such payments to BGFA by the Funds were made earlier than provided for under the Investment Advisory Agreement. BGFA will reimburse the Funds for interest that would have been earned had such payments been made on a quarterly basis. The amounts to be reimbursed are included under receivables and investment income as “Interest from affiliate” in the Statements of Assets and Liabilities and Statements of Operations, respectively. The reimbursements do not have a material effect on net asset value per share or the total return shown in the Financial Highlights.

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Company. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Company. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Funds. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2009, BGI earned securities lending agent fees as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
Austria Investable Market	$345,958
Belgium Investable Market	37,058
EMU	456,059
France	93,885
Germany	199,365
Italy	17,461

iShares MSCI Index Fund	Securities Lending Agent Fees
Netherlands Investable Market	$ 5,969
Spain	849,849
Sweden	90,142
Switzerland	18,262
United Kingdom	31,262

Cross trades for the year ended August 31, 2009, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are

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iSHARES®, INC.

recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

For the year ended August 31, 2009, the iShares MSCI United Kingdom Index Fund had direct investments (exclusive of short-term investments) in issuers of which BGFA is an affiliate or issuers of which the Fund owns 5% or more of the outstanding voting securities as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Net Realized Loss
Barclays PLC	2,878	1,940	793	4,025	$24,946,038	$(3,751,912)

Certain directors and officers of the Company are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2009 were as follows:

iShares MSCI Index Fund	Purchases	Sales
Austria Investable Market	$26,496,480	$27,171,954
Belgium Investable Market	20,626,231	23,547,368
EMU	55,349,306	64,342,037
France	9,816,843	11,534,352
Germany	69,637,930	69,020,178
Italy	20,321,698	21,626,679
Netherlands Investable Market	17,101,489	18,624,236
Spain	43,100,417	46,598,085
Sweden	13,580,550	12,442,629
Switzerland	43,019,188	43,806,134
United Kingdom	64,425,392	64,315,873

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2009 were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
Austria Investable Market	$145,860,870	$95,893,123
Belgium Investable Market	64,620,039	89,203,400
EMU	244,047,014	468,204,067
France	138,713,195	98,885,798
Germany	440,931,250	332,259,105
Italy	97,310,138	160,329,289
Netherlands Investable Market	43,008,815	99,731,764
Spain	167,362,736	153,125,062
Sweden	117,804,255	122,330,891
Switzerland	101,378,557	127,389,825
United Kingdom	145,671,167	113,087,643

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of each Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the corresponding MSCI Index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

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iSHARES®, INC.

As of August 31, 2009, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of August 31, 2009 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. BLACKROCK TRANSACTION

On June 16, 2009, Barclays PLC, the ultimate parent company of BGI and BGFA, accepted a binding offer and entered into an agreement to sell its interests in BGFA, BGI and certain affiliated companies, to BlackRock, Inc., (the “BlackRock Transaction”). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of each Fund’s current investment advisory agreement with BGFA. In order for the management of each Fund to continue uninterrupted, the Board approved a new investment advisory agreement for each Fund subject to shareholder approval. A special meeting of shareholders of the Funds is scheduled to be held on November 4, 2009. Each shareholder of record as of the close of business on August 25, 2009 will receive notice of and be entitled to vote at the meeting.

7. REVIEW OF SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Funds as of and for the year ended August 31, 2009, events and transactions through October 23, 2009, the date the financial statements are available to be issued, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement disclosure have been identified.

NOTES TO FINANCIAL STATEMENTS	95

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, each a portfolio of the iShares MSCI Fund Series (the “Funds”) at August 31, 2009, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2009

96	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

For corporate shareholders, 1.33% of the income dividends paid by the iShares MSCI Switzerland Index Fund during the fiscal year ended August 31, 2009 qualified for the dividends-received deduction.

For the fiscal year ended August 31, 2009, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
Austria Investable Market	$3,698,273	$438,279
Belgium Investable Market	1,945,468	284,856
EMU	29,026,610	4,022,237
France	6,775,998	814,028
Germany	17,933,178	2,242,079

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
Italy	$4,157,986	$669,158
Netherlands Investable Market	3,492,500	515,300
Spain	12,567,456	1,741,130
Sweden	4,507,050	669,887
Switzerland	6,037,409	991,789

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2009:

iShares MSCI Index Fund	Qualified Dividend Income
Austria Investable Market	$3,071,015
Belgium Investable Market	1,478,513
EMU	26,928,554
France	5,674,647
Germany	14,693,409
Italy	3,732,985

iShares MSCI Index Fund	Qualified Dividend Income
Netherlands Investable Market	$3,445,180
Spain	10,820,622
Sweden	3,282,327
Switzerland	4,322,291
United Kingdom	25,389,028

In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2009. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	97

Board Review and Approval of Current Investment Advisory Contract (Unaudited)

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BGFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BGFA provided such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Contract. At a meeting held on June 16-17, 2009, the Board approved the selection of BGFA and the continuance of the Advisory Contract, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Advisory Contract for the Funds, the Board, including the Independent Directors, advised by their independent counsel, considered the following factors, no one of which was controlling, and made the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY BGFA

Based on management’s representations, the Board expected that there will be no diminution in the scope of services required of or provided by BGFA under the Advisory Contract for the coming year as compared to the scope of services provided by BGFA over the past year. In reviewing the scope of these services, the Board considered BGFA’s investment philosophy and experience, noting that BGFA and its affiliates have committed significant resources overtime, including over the past year, including investment in technology and increasing the number of their employees supporting the Funds. The Board also considered BGFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures. The Board further noted that BGFA does not serve as investment adviser for any other series of registered investment companies with substantially similar investment objectives and strategies as any of the Funds; therefore, directly comparable performance information was generally not available. However, the Board also noted that the Funds had met their investment objectives consistently since their respective inception dates. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Funds under the Advisory Contract were appropriate and mitigated in favor of the Board’s approval of the Advisory Contract for the coming year.

FUNDS’ EXPENSES AND PERFORMANCE OF THE FUNDS

The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Groups included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds. In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five- and ten-year periods, as applicable, and the “last quarter” period ended March 31, 2009, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Groups track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that

98	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Current Investment Advisory Contract (Unaudited) (Continued)

iSHARES®, INC.

the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Groups include funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that during the prior year the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

The Board also noted that the investment advisory fees and overall expenses for the Funds were generally lower than the median or average investment advisory fee rates and overall expenses of the funds in their respective Lipper Groups. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as managed by BGFA, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Advisory Contract for the coming year.

COSTS OF SERVICES PROVIDED TO FUNDS AND PROFITS REALIZED BY BGFA AND AFFILIATES

The Board reviewed information about the profitability to BGFA of the Funds based on the fees payable to BGFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BGFA and its affiliates from the Funds’ operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Company (including any securities lending by the Funds). The Board also discussed BGFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BGFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BGFA and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

ECONOMIES OF SCALE

In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase, and that extended breakpoints were implemented the previous year. The Board noted that the Funds’ asset size decreased over the past twelve months. The Board also reviewed BGFA’s historic profitability as investment adviser to the iShares fund complex and noted that BGFA had continued to make significant investments in the iShares fund complex, that expenses had grown at a pace similar to the growth in revenue, and that BGFA had incurred operating losses during earlier years when the iShares funds, including the Funds, had not yet reached scale. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees, reflects appropriate sharing of economies of scale with the Funds’ shareholders.

FEES AND SERVICES PROVIDED FOR OTHER COMPARABLE FUNDS/ACCOUNTS MANAGED BY BGFA AND ITS AFFILIATES

The Board received and considered certain information regarding the Funds’ annual investment advisory fee rates under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts for which BGFA or BGI, an affiliate of BGFA, provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparable investment advisory/management fee information was not available for the Funds, as BGFA and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as any of the Funds. However, the Board noted that BGFA provided the Board with general information

BOARD REVIEW AND APPROVAL OF CURRENT INVESTMENT ADVISORY CONTRACT	99

Board Review and Approval of Current Investment Advisory Contract (Unaudited) (Continued)

iSHARES®, INC.

regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Based on this review, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Advisory Contract are fair and reasonable.

OTHER BENEFITS TO BGFA AND/OR ITS AFFILIATES

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to the Funds by BGFA, such as any payment of revenue to BGI, the Company’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Funds in other funds for which BGFA provides investment advisory services and/or BGI provides administration services. The Board noted that while revenue to BGI in connection with securities lending agency services to the iShares funds increased overall as against the previous year, overall revenue increased by approximately the same percentage as overall expenses. The Board noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BGFA affiliate or purchased from an underwriting syndicate in which a BGFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rates thereunder, is fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Contract for the coming year.

100	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory Agreements (Unaudited)

iSHARES®, INC.

On June 16, 2009, Barclays Bank PLC (“Barclays”) entered into an agreement to sell its interest in the Barclays Global Investors asset management business, which includes BGI and BGI’s business of advising, sponsoring and distributing exchange-traded funds, to BlackRock, Inc. (“BlackRock”). Assuming receipt of the requisite regulatory approvals and the satisfaction of other conditions to the closing, the subsidiaries of Barclays operating the BGI business, including BGFA (the “Adviser”), will be sold to BlackRock (the “Transaction”) for cash and BlackRock stock.

The Adviser currently serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Company (the “Current Advisory Agreement”). Under the 1940 Act, the Transaction, if consummated, will result in the automatic termination of the Current Advisory Agreement. In order for the management of each Fund to continue uninterrupted, the Board approved interim and new investment advisory agreements (the “New Advisory Agreements”) with the Company, subject to shareholder approval.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENTS

At an in-person Board meeting held on August 13, 2009, the Board, including the Independent Directors, unanimously approved the New Advisory Agreements between the Adviser and the Company, on behalf of its Funds after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below.

The Approval Process – At telephonic and in-person meetings held in June, July and August of this year, the Board, including the Independent Directors, discussed the Transaction and the New Advisory Agreements for the Funds.

In preparation for their consideration of the New Advisory Agreements, the Directors received, in response to a written due diligence request prepared by the Board and its independent counsel and provided to BlackRock, BGI and the Adviser, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the August 13, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreements, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition, and the Adviser provided materials and information about the Transaction. In addition, the Independent Directors consulted with their independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In June 2009, the Board had performed a full annual review of, or initially approved, as applicable, the current Investment Advisory Agreement between the Adviser and the Company, on behalf of its Funds for each Fund as required by the 1940 Act and, after reviewing, among other things, the investment capabilities, resources and personnel of the Adviser, determined that the nature, extent and quality of the services provided by the Adviser under the Current Advisory Agreements were appropriate. The Board also determined that the advisory fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, were fair and reasonable in light of the services provided, the costs to the Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. (“Lipper”)), and such other circumstances as the Directors considered relevant in the exercise of their reasonable judgment. The Board approved the Current Advisory Agreements on June 17, 2009.

In advance of the June 2009 Board meeting, the Board requested and received materials specifically relating to each Fund’s Current Advisory Agreement. These materials were prepared for each Fund, and included information (i) compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (ii) prepared by the Adviser discussing market conditions generally; (iii) on the profitability to the Adviser of the Current Advisory Agreements and other payments received by the Adviser and its affiliates from the Funds; and (iv) provided by the Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	101

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

At the June 17, July 29 and August 13, 2009 Board meetings, the Directors discussed with representatives of BGI, the Adviser and BlackRock, the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding the Adviser and the Funds. At these Board meetings, representatives of BGI, the Adviser and BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of the Adviser in connection with the Transaction, including the anticipated senior management structure of the Adviser following the completion of the Transaction. The Independent Directors also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Directors met in executive sessions with their independent legal counsel at the June, July and August 2009 Board meetings to consider the Transaction, its expected impact on the Adviser and the Funds, and the New Advisory Agreements.

In connection with the Board’s review of the New Advisory Agreements, BGI, the Adviser and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•

that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including portfolio management and compliance services;

•

that the Adviser and BlackRock have no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction;

•	that it is expected that substantially all of the current employees of the Adviser will remain employees of the Adviser and will continue to provide services to the Funds following the Transaction;

•

that the Funds may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•	that the Funds are expected to continue to be sold through existing distribution channels;

•	that the Funds will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

•	that the parties to the Transaction Agreement have agreed to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Funds;

•

that Barclays or one of its affiliates has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Advisory Agreements and all costs of seeking shareholder approval of the New Advisory Agreements; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Fund shareholders.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. In their deliberations, the Directors considered information received

102	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

in connection with their most recent approval or continuation of each Current Advisory Agreement at the June 2009 Board meeting, in addition to information provided by BGI, the Adviser and BlackRock regarding BlackRock and the Transaction, in connection with their evaluation of the terms and conditions of the New Advisory Agreements. The Directors, including a majority of the Independent Directors, concluded that the terms of the New Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, and that the New Advisory Agreements should be approved and recommended to Fund shareholders. In voting to approve the New Advisory Agreements in respect of each Fund, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by the Adviser and its affiliates – In connection with their consideration of the New Advisory Agreements, the Board considered representations by the Adviser, BGI and BlackRock that there would be no diminution in the scope of services required of or provided by the Adviser under the New Advisory Agreements for each Fund as compared to the scope of services provided by the Adviser under the Current Advisory Agreement. In reviewing the scope of these services at the June and August 2009 Board meetings, the Board considered the Adviser’s investment philosophy and experience, noting that the Adviser and its affiliates have committed significant resources over time, including over the past year, including investments in technology and increasing the number of their employees supporting the Funds. The Board also considered the Adviser’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that the Adviser reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board noted that it expects that these reports and discussions will continue following the consummation of the Transaction. In addition to the above considerations, the Board considered the Adviser’s investment processes and strategies, and matters related to the Adviser’s portfolio transaction policies and procedures. The Board further took into account that, with respect to most of the Funds, the Adviser does not serve as investment adviser for other series of registered investment companies with substantially similar investment objectives and strategies; therefore, directly comparable performance information was generally not available for most Funds. The Board also considered each Fund’s record of performing in accordance with its investment objective.

In connection with the investment advisory services to be provided under the New Advisory Agreements, the Board took into account detailed discussions with representatives of the Adviser at the June 2009 Board meeting and at prior Board meetings regarding the management of each Fund. In addition to the investment advisory services to be provided to the Funds, the Board, at the August 2009 Board meeting, considered that the Adviser also will continue to provide management and administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds, and that these services were expected to be consistent with the services the Adviser currently performs under the Current Advisory Agreements.

The Board noted the representations of the Adviser, BGI and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of the Adviser in managing the Funds. The Board also considered that the Funds and their shareholders may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction and its lines of business. The Board also discussed the Adviser’s anticipated financial condition following the completion of the Transaction. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with its own Board of Directors and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC, are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	103

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

Based on the discussions held and the materials presented at the June, July and August 2009 Board meetings and prior Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by the Adviser under the New Advisory Agreements compared with the services provided by the Adviser under the Current Advisory Agreements and that the Board expects that the quality of such services will continue to be appropriate.

Funds’ expenses and performance of the Funds – The Board received and reviewed statistical information prepared by Lipper at the June 2009 meeting and also received information at prior meetings regarding the expense ratio components of the Funds, including advisory fees, waivers and reimbursements, and gross and net total expenses, in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising a Fund’s peer group pursuant to Lipper’s proprietary methodology and, for certain Funds, registered investment companies that would otherwise have been excluded from Lipper’s comparison group due to certain differentiating factors, but were nonetheless included at the request of the Adviser (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by most of the Funds, the Lipper Groups sometimes included mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to certain Funds.

The Board noted that the investment advisory fees and overall expenses for the Funds were generally lower than the median or average investment advisory fee rates and overall expenses of the Funds in their Lipper Groups with respect to the Current and New Advisory Agreements. The Board took into account that the fee rates for each Fund under the New Advisory Agreements are identical to the fee rates under the respective Current Advisory Agreements. Further, the Board noted that representatives of the Adviser and BlackRock had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction.

In addition to reviewing the fees and expenses, the Board noted that it regularly reviews each Fund’s performance and at the June 2009 meeting reviewed statistical information prepared by Lipper regarding the performance of each Fund for the quarter-end, one-, three-, five- and ten-year periods, as applicable, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Groups track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of the relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their performance benchmark indices over the relevant periods. In considering this information, the Board took into account that the Lipper Groups include funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that during the prior year the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indices. This comparative performance information was also considered by the Board. The Board considered the Adviser’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Funds could not be predicted.

Based on this review, the Board had concluded that the investment advisory fee rates and expense levels and the historical performance of each Fund, as compared to the investment advisory fee rates and expense levels and performance of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Current Advisory Agreements and concluded that these comparisons continued to be satisfactory for the purpose of approving the New Advisory Agreements.

104	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

Cost of services provided and profits realized by the Adviser from the relationship with each Fund – The Board considered that at the June 2009 Board meeting and at prior meetings, it had reviewed information about the profitability of the Adviser with respect to the Funds based on the fees payable to the Adviser and its affiliates (including fees under the Current Advisory Agreements), and all other sources of revenue and expense to the Adviser and its affiliates from the Funds’ operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Companies (including any securities lending by the Funds). The Board also discussed the Adviser’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below).

In evaluating the costs of the services to be provided by the Adviser under the New Advisory Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreements are similar to the Current Advisory Agreements, including the fact that the fee rates under the Agreements are identical and that representatives of the Adviser and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waiver or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction. It was noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the Funds. Potential cost savings had been described by BlackRock representatives that may be achieved by BlackRock immediately following the Transaction, but even if all of such savings were realized by the Adviser in connection with the management of the Funds, the Adviser’s profitability in respect of the Funds was not expected to increase in a significant respect. The Adviser, BlackRock and the Board discussed how profitability will be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered funds. The Board expects to receive profitability information from the Adviser on at least an annual basis following the completion of the Transaction and thus be in a position to evaluate whether any adjustments in Fund fees would be appropriate.

The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale – In connection with its review of the Funds’ profitability analysis at the June 2009 meeting, the Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets. At the June 2009 Board meeting, the Board also reviewed the Adviser’s historic profitability as investment adviser to the iShares fund complex and noted that the Adviser had continued to make significant investments in the iShares fund complex, that expenses had grown at a pace similar to the growth in revenue, and that the Adviser had incurred operating losses during earlier years when the iShares funds, including the Funds, had not yet reached scale. The Board further noted that the Current and New Advisory Agreements provide for breakpoints in certain Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other Funds, increase and that breakpoints were implemented the previous year for certain Funds. The Board noted that for certain other Funds, the Current and New Advisory Agreements do not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase; however, the Board further noted that possible future economies of scale for those Funds had, in many cases, been taken into consideration by fixing the investment advisory fees at rates at the lower end of the marketplace, effectively giving Fund shareholders, from inception, the benefits of the lower average fee shareholders may have received from a fee structure with declining breakpoints where the initial fee was higher. At the June 2009 Board meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates, with the breakpoints for certain Funds, reflected appropriate sharing of economies of scale with the Funds’ shareholders.

The Board noted representations from the Adviser and BlackRock that the Adviser will continue to make significant investments in the iShares fund complex and the infrastructure supporting the Funds. The Board determined that changes to the fee structure were not currently necessary and that the Funds appropriately participate in economies of scale. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale. The Board expects to consider economies of scale on at least an annual basis following completion of the Transaction and thus be in a position to evaluate additional economies of scale, if any.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	105

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

Fees and services provided for other comparable funds/accounts managed by the Adviser and its Affiliates – At the June 2009 Board meeting, the Board received and considered certain information regarding the Funds’ annual investment advisory fee rates under the Current Advisory Agreements in comparison to the investment advisory/management fee rates for other funds/accounts for which the Adviser or BGI provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparable investment advisory/management fee information was not available for many of the Funds, as the Adviser and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as many of the Funds. The Board noted, however, that the Adviser provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Furthermore, in reviewing the comparative investment advisory/management fee information for the Funds for which such information was available, the Board considered the general structure of investment advisory/management fees in relation to the nature and extent of services provided to the Funds in comparison with the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the Funds and the Other Accounts under differing regulatory requirements and client guidelines. The Board noted that the investment advisory fee rates under the Current Advisory Agreements for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts for which the Adviser or BGI provides investment advisory/management services, but that the differences appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the Other Accounts. Based on this review, the Board determined that the investment advisory fee rates under the Current and New Advisory Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Current and New Advisory Agreements are fair and reasonable.

Other benefits to the Adviser and its affiliates, including fall-out benefits – In evaluating the fall-out and any other ancillary benefits received by the Adviser under the Current Advisory Agreements, the Board reviewed any ancillary revenue received by the Adviser and/or its affiliates in connection with the services provided to the Funds by the Adviser or its affiliates, such as any payment of revenue to BGI, the Company’s current securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to the Adviser and BGI in connection with any investments by the Funds in other funds for which the Adviser provides investment advisory services and/or BGI provides administration services. The Board noted that while revenue to BGI in connection with securities lending agency services to the Funds increased overall as against the previous year, overall revenue increased by approximately the same percentage as overall expenses. The Board noted that the Adviser does not use soft dollars or consider the value of research or other services that may be provided to the Adviser (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through an affiliate of the Adviser or purchased from an underwriting syndicate in which an Adviser affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty at this time, and the Board indicated that it would continue to evaluate them going forward.

Conclusion – The Board examined the totality of the information they were provided at the June, July and August 2009 Board meetings, and information they received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreements, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to unanimously approve the New Advisory Agreements.

106	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV”, is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Austria Investable Market Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	4	0.29%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	32	2.32
Greater than 1.0% and Less than 1.5%	86	6.22
Greater than 0.5% and Less than 1.0%	224	16.21
Between 0.5% and –0.5%	737	53.32
Less than –0.5% and Greater than –1.0%	144	10.42
Less than –1.0% and Greater than –1.5%	71	5.14
Less than –1.5% and Greater than –2.0%	23	1.66
Less than –2.0% and Greater than –2.5%	15	1.09
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5%	5	0.36

	1,382	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Belgium Investable Market Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	3	0.22%
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	16	1.16
Greater than 1.5% and Less than 2.0%	24	1.74
Greater than 1.0% and Less than 1.5%	76	5.50
Greater than 0.5% and Less than 1.0%	211	15.27
Between 0.5% and –0.5%	812	58.74
Less than –0.5% and Greater than –1.0%	134	9.70
Less than –1.0% and Greater than –1.5%	47	3.40
Less than –1.5% and Greater than –2.0%	22	1.59
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0%	5	0.36

	1,382	100.00%

iShares MSCI EMU Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	12	0.87%
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	24	1.74
Greater than 1.0% and Less than 1.5%	54	3.91
Greater than 0.5% and Less than 1.0%	203	14.69
Between 0.5% and –0.5%	849	61.42
Less than –0.5% and Greater than –1.0%	135	9.77
Less than –1.0% and Greater than –1.5%	49	3.55
Less than –1.5% and Greater than –2.0%	21	1.52
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5%	6	0.43

	1,382	100.00%

108	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI France Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	3	0.22%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	20	1.45
Greater than 1.0% and Less than 1.5%	47	3.40
Greater than 0.5% and Less than 1.0%	151	10.93
Between 0.5% and –0.5%	929	67.24
Less than –0.5% and Greater than –1.0%	122	8.83
Less than –1.0% and Greater than –1.5%	51	3.69
Less than –1.5% and Greater than –2.0%	18	1.30
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	109

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Germany Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	5	0.36%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	55	3.98
Greater than 0.5% and Less than 1.0%	167	12.08
Between 0.5% and –0.5%	907	65.67
Less than –0.5% and Greater than –1.0%	126	9.12
Less than –1.0% and Greater than –1.5%	55	3.98
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	2	0.14

	1,382	100.00%

110	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Italy Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	2	0.14%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	19	1.37
Greater than 1.0% and Less than 1.5%	52	3.76
Greater than 0.5% and Less than 1.0%	137	9.91
Between 0.5% and –0.5%	934	67.62
Less than –0.5% and Greater than –1.0%	123	8.90
Less than –1.0% and Greater than –1.5%	49	3.55
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	111

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Netherlands Investable Market Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	3	0.22%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	60	4.34
Greater than 0.5% and Less than 1.0%	200	14.47
Between 0.5% and –0.5%	851	61.60
Less than –0.5% and Greater than –1.0%	136	9.84
Less than –1.0% and Greater than –1.5%	54	3.91
Less than –1.5% and Greater than –2.0%	18	1.30
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5%	3	0.22

	1,382	100.00%

112	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Spain Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	10	0.72%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	55	3.98
Greater than 0.5% and Less than 1.0%	174	12.59
Between 0.5% and –0.5%	877	63.49
Less than –0.5% and Greater than –1.0%	144	10.42
Less than –1.0% and Greater than –1.5%	53	3.84
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	113

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Sweden Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.22%
Greater than 5.5% and Less than 6.0%	2	0.14
Greater than 5.0% and Less than 5.5%	3	0.22
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	6	0.43
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	16	1.16
Greater than 1.5% and Less than 2.0%	32	2.32
Greater than 1.0% and Less than 1.5%	70	5.07
Greater than 0.5% and Less than 1.0%	226	16.35
Between 0.5% and –0.5%	741	53.62
Less than –0.5% and Greater than –1.0%	139	10.06
Less than –1.0% and Greater than –1.5%	67	4.85
Less than –1.5% and Greater than –2.0%	26	1.88
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	1	0.07
Less than –6.0%	1	0.07

	1,382	100.00%

114	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Switzerland Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	5	0.36%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	30	2.17
Greater than 1.0% and Less than 1.5%	69	4.99
Greater than 0.5% and Less than 1.0%	239	17.29
Between 0.5% and –0.5%	838	60.66
Less than –0.5% and Greater than –1.0%	111	8.03
Less than –1.0% and Greater than –1.5%	41	2.97
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	13	0.94
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0%	6	0.43

	1,382	100.00%

iShares MSCI United Kingdom Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	13	0.94%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	41	2.97
Greater than 1.0% and Less than 1.5%	152	11.00
Greater than 0.5% and Less than 1.0%	348	25.18
Between 0.5% and –0.5%	643	46.52
Less than –0.5% and Greater than –1.0%	100	7.24
Less than –1.0% and Greater than –1.5%	34	2.46
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	115

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and oversees 183 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 26 portfolios within the fund complex.

The address of each Director and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Director. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.
Interested Directors and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 48	Director and Chairman (since 2003).	Non-Executive Chairman (since 2009), iShares; Global Chief Executive Officer (2008-2009) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of BGFA; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Trustee (since 2003) of iShares Trust; Trustee (since 2001) of BGlF and MIP.

*	Lee T. Kranefuss is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

116	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 70	Director (since 2002); Lead Independent Director (since 2006).	Dean Witter Distinguished Professor of Finance (since 1994), Emeritus, Stanford University: Graduate School of Business.	Trustee (since 2000) of iShares Trust; Lead Independent Trustee (since 2006) of iShares Trust; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

J. Darrell Duffie, 55	Director (since 2008).	Professor (since 1984) of Stanford University: Graduate School of Business.	Trustee (since 2008) of iShares Trust; Director (since 2008) of Moody’s Corp.

Cecilia H. Herbert, 60	Director (since 2005).	Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco; Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (since 2002) and Chair (2006-2007) of the Finance and Investment Committees (since 2006) of the Thacher School.	Trustee (since 2005) of iShares Trust; Advisory Board Member (since 2009) of Forward Funds.

Charles A. Hurty, 66	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee (since 2005) of iShares Trust; Director (since 2002) of ProMark Absolute Return Strategies Fund LLC (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 54	Director (since 2005).	Chief Investment Officer (since 2002) of Santa Clara University.	Trustee (since 2005) of iShares Trust.

*John E. Martinez, 48	Director (since 2003).	Director (since 2005) of EquityRock Capital Management; Director (since 2003) of Larkin Street Youth Services.	Trustee (since 2003) of iShares Trust; Chairman (since 2007) of Independent Review Committee, Canadian iShares Funds.

DIRECTOR AND OFFICER INFORMATION	117

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 54	Director (since 2007).	President and Co-Founder (since 2006) of The Bravitas Group, Inc.; Member (since 2006) of Non-Investor Advisory Board of Russia Partners II, LP; Director and member (2006-2009) of the Audit and Compensation Committee of EPAM Systems, Inc.; President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer (1999-2005) of UBS Services USA, LLC; Managing Director (2000-2005) of UBS America, Inc.; Director and Vice Chairman (since 2001) of the YMCA of Greater NYC; Broadway Producer (since 2006); Co-Founder and Vice President (since 2008) of Parentgiving Inc.	Trustee (since 2007) of iShares Trust.

*	Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI. Effective August 13, 2009, John E. Martinez is a non-interested person notwithstanding his former affiliation with BGFA and its affiliates prior to 2002.

Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael A. Latham, 44	President (since 2007).	Head (since 2007) of Americas iShares, BGI; Chief Operating Officer (2003-2007) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.	None.

118	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 50	Treasurer and Chief Financial Officer (since 2008).	Senior Director (since 2009) of Fund Administration of Intermediary Investor Business of BGI; Director (2004-2009) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 57	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investors Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 46	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

Amy Schioldager, 47	Executive Vice President (since 2007).	Global Head (since 2008) of Index Equity, BGI; Global Head (2006-2008) of U.S. Indexing, BGI; Head (2001-2006) of Domestic Equity Portfolio Management, BGI.	None.

Patrick O’Connor, 42	Vice President (since 2007).	Head (since 2006) of iShares Portfolio Management, BGI; Senior Portfolio Manager (1999-2006) of BGI.	None.

DIRECTOR AND OFFICER INFORMATION	119

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)
Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Lee Sterne, 44	Vice President (since 2007).	Head (since 2007) of U.S. Fixed Income Index and iShares, BGI; Senior Portfolio Manager (2004-2007) of BGI; Portfolio Manager (2001-2004) of BGI.	None.

Matt Tucker, 37	Vice President (since 2007).	Director (since 2009) of Fixed Income Investment Strategy, BGI; Head (2005-2008) of U.S. Fixed Income Investment Solutions, BGI; Fixed Income Investment Strategist (2003-2005) of BGI.	None.

120	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	121

Notes:

122	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	123

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Funds
iShares Dow Jones U.S.	IYY

iShares KLD Socially Responsible Index Funds
iShares FTSE KLD 400 Social	DSI
iShares FTSE KLD Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds	Trading Symbol
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology- Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

124	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI All Peru Capped	EPU
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares S&P Emerging Markets Infrastructure	EMIF
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares International Specialty Index Funds
iShares Dow Jones International Select Dividend	IDV

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares Global Sector Index Funds
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares Global Theme Based Index Funds
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

iShares U.S. Credit Bond Funds
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares iBoxx $ High Yield Corporate	HYG

iShares U.S. Securitized Bond Funds
iShares Barclays MBS	MBB

iSHARES FAMILY OF FUNDS	125

The iShares® Family of Funds (Continued)

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF

iShares International Bond Funds	Trading Symbol
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, J.P. Morgan Securities Inc., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company or Standard & Poor’s, nor are they sponsored or endorsed by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above except Barclays Capital, which is an affiliate of BGI. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage REITs or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Global Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT, and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT; “EPRA®” is a trademark of EPRA.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2009 Annual Report.

iS-1437-1009

126	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to the iShares Funds. BGFA is a subsidiary of Barclays Global Investors, N.A. (BGI), neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the company listed above.

©2009 Barclays Global Investors. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Investing involves risk, including possible loss of principal.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

BGI-AR-82-0809

iShares®

LET’S BUILD A BETTER INVESTMENT WORLD®.

BARCLAYS

GLOBAL INVESTORS

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRALIA INDEX FUND

(TICKER: EWA)

INVESTMENT OBJECTIVE

The iShares MSCI Australia Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Australian market, as measured by the MSCI Australia IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (8.91)%, while the total return for the Index was (9.04)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

Australia’s economy emerged from the global financial crisis in relatively strong condition. However, the Australian equity market declined along with many of its Pacific region counterparts during the reporting period.

Gross domestic product (“GDP”) did not decline more than 1% in any quarter compared to prior year results. After contracting 0.6% in the fourth quarter of 2008, GDP grew 0.4% during the first quarter of 2009 and 0.6% in the second quarter compared to the year-ago period. Australia generally benefited from relatively healthy consumer and business spending, as well as its trading relationship with China – where the economy recovered relatively rapidly. For example, during the period, China agreed to buy $41 billion in liquefied natural gas from Australia in the largest-ever trade contract between the two countries. China’s investment in Australia, while still small compared to its investment in the U.S., is growing rapidly.

Although trade with China has grown this decade, there have been political tensions between the two countries. China detained four employees of a major Australian mining company, accusing them of stealing state secrets, while Australia granted a visa to a Chinese rights advocate at odds with the Chinese government. The Australian Prime Minister indicated that although China and Australia’s relationship is “full of challenges,” their broader ties will endure. Meanwhile, China’s economy appears back on track as factories begin to rehire workers. Its second quarter 2009 GDP advanced nearly 15% on an annualized basis as bank lending was liberalized, government support for exports was strengthened and fiscal stimulus was enacted.

Australia also embarked on an early fiscal stimulus program which included a tax break on equipment investment that appears to have boosted job creation in the retail and construction sectors. In addition, Australia’s central bank lowered interest rates by 4.25 percentage points from September 2008, bringing the interest rate to a nearly 50-year low of 3% in April 2009. The unemployment rate in Australia ended the reporting period at 5.8%, significantly below its 30-year average of 7.2%. In contrast, U.S. unemployment was nearing 10%.

Despite these positive signs, the Australian Prime Minister warned that the global economic recession would continue to have an adverse impact on Australia. For example, he noted that a sluggish world economy has depressed world prices for Australian iron ore, a major export. In addition, he warned that the government stimulus program has not come without cost, leading to a federal budget deficit of nearly 5% of GDP, the largest since World War II. Still, Australia’s domestic economy remained relatively strong, as banks did not hold a significant amount of sub-prime mortgages and other poorly performing assets.

The ten largest holdings of the Fund posted mixed results during the reporting period. In banking, Commonwealth Bank of Australia, National Australia Bank Ltd., and Australia and New Zealand Banking Group Ltd. posted the most positive returns for the period. In contrast, shares of Rio Tinto Ltd. (mining), Westfield Group (shopping centers) and Woodside Petroleum Ltd. declined significantly.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(8.91)%	(8.48)%	(9.04)%	13.59%	13.57%	13.06%	11.14%	11.07%	10.88%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(8.91)%	(8.48)%	(9.04)%	89.13%	88.94%	84.73%	187.57%	185.68%	180.89%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

2	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	43.96%

Basic Materials	22.31

Consumer Non-Cyclical	11.97

Industrial	8.91

Energy	6.25

Consumer Cyclical	2.22

Communications	1.99

Utilities	0.83

Technology	0.51

Short-Term and Other Net Assets	1.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
BHP Billiton Ltd.	14.07%

Westpac Banking Corp.	8.09

Commonwealth Bank of Australia	7.95

National Australia Bank Ltd.	6.23

Australia and New Zealand Banking Group Ltd.	5.66

Woolworths Ltd.	3.92

Westfield Group	2.95

Wesfarmers Ltd.	2.88

Rio Tinto Ltd.	2.78

Woodside Petroleum Ltd.	2.76

TOTAL	57.29%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® MSCI HONG KONG INDEX FUND

(TICKER: EWH)

INVESTMENT OBJECTIVE

The iShares MSCI Hong Kong Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Hong Kong market, as measured by the MSCI Hong Kong IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (4.77)%, while the total return for the Index was (4.09)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

After four quarters of negative growth, Hong Kong emerged from its deepest recession since the Asian financial crisis of a decade ago, and the stock market rebounded accordingly. Gross domestic product (“GDP”) advanced 3.3% in the second quarter compared to the first quarter of 2009. Hong Kong benefited from its proximity to mainland China, as exports to China – where GDP growth was 15% in the second quarter – rebounded. Meanwhile, inflation has remained low at 1.5%. Real estate in Hong Kong has recovered to pre-crash prices, while consumer spending increased 4% in the second quarter. Unemployment remained at 5.4% as of the end of the reporting period.

China’s economy appears to have benefited from a government-encouraged stimulus in bank lending to consumers and businesses, financing auto loans, factory construction, and other spending. In addition, the government has offered tax breaks to exporters and acted to depress the value of the local currency, which makes exports more attractive. China’s trade surplus remains the largest in the world. One measure of Hong Kong/China’s financial health is the success of its investment banking activities. In 2009, companies that went public in China and Hong Kong raised four times more money than U.S. and European issues combined.

However, Hong Kong still faced challenges as the reporting period drew to a close. Although GDP advanced in the most recent quarter, it was still significantly weaker than the year ago period, when GDP surged 7.1%. Total exports declined in the second quarter by 12% versus the prior year period. Still, that was better than the first quarter of 2009, when the decline year over year was 23%. Most of the improvement was accounted for by China, and to a lesser extent in some other Asian countries. Exports to the U.S. and Europe were down sharply. In September 2009, the Asian Development Bank (“ADB”) cut its 2009 growth forecast for the Hong Kong economy to -4% from its prior projection of -2%, saying that Asia’s trade dependent economies, including Hong Kong, were hit harder than expected by the financial crisis.

The ten largest holdings of the Fund posted mixed results during the reporting period. The highest return was posted by the Hong Kong Exchanges and Clearing Ltd., the stock exchange of Hong Kong. The second highest return among the top ten holdings was produced by Li & Fung Ltd., which searches for high quality and cost effective manufacturing operations for its retail clients. Swire Pacific Ltd., which has diversified interests including aviation, beverages, marine services, property and trading, also produced positive returns. However, shares of Hang Seng Bank Ltd., a leading commercial bank offering corporate lending and private wealth management services, declined notably. Hutchison Whampoa Ltd., a conglomerate with interests in telecommunications, property development and port operations, also declined in share price. CLP Holdings Ltd., one of Asia’s largest electric utilities, saw its shares decline during the reporting period.

4	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(4.77)%	(4.67)%	(4.09)%	8.91%	8.86%	9.50%	4.45%	4.47%	5.34%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(4.77)%	(4.67)%	(4.09)%	53.22%	52.86%	57.42%	54.59%	54.87%	68.24%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	52.58%

Diversified	14.67

Utilities	14.15

Consumer Cyclical	9.74

Industrial	5.97

Communications	1.46

Technology	0.59

Basic Materials	0.49

Short-Term and Other Net Assets	0.35

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Sun Hung Kai Properties Ltd.	8.92%

Hong Kong Exchanges and Clearing Ltd.	8.29

Cheung Kong (Holdings) Ltd.	7.70

Hutchison Whampoa Ltd.	7.17

CLP Holdings Ltd.	6.52

Hang Seng Bank Ltd.	5.00

Hong Kong and China Gas Co. Ltd. (The)	4.01

Swire Pacific Ltd. Class A	3.87

Li & Fung Ltd.	3.69

Hongkong Electric Holdings Ltd.	3.62

TOTAL	58.79%

6	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

(TICKER: SCJ)

INVESTMENT OBJECTIVE

The iShares MSCI Japan Small Cap Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan Small Cap IndexSM (the “Index”). The Index targets 40% of the eligible small-cap universe within each industry group in the MSCI Japan IndexSM. The small-cap universe is defined as all listed securities that have a market capitalization in the range of $200 million to $1,500 million. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was 4.62%, while the total return for the Index was 4.80%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

Japan’s economy was among the weakest in Asia, as the country experienced high unemployment, lagging business investment and deflation fears. Accordingly, the broad Japanese equity market performed relatively poorly compared to its Asian counterparts during the reporting period. However, small capitalization stocks significantly outperformed large capitalization stocks, as these smaller companies were generally less reliant on exporting activity, which declined amid the challenging global economic environment.

Although Japan’s gross domestic product (“GDP”) rose 3.7% in the second quarter of 2009 compared to the year ago quarter, it declined a record 13.5% during the fourth quarter of 2008 and 14.2% in the first quarter of 2009. Even though GDP has shown signs of stabilizing, other economic statistics did not rebound.

Business investment contracted at a 4.8% annual rate in the second quarter of 2009. Core machinery orders dropped 9.3% in July, hitting the lowest level since recordkeeping began in April 1987. According to the Ministry of Internal Affairs, unemployment reached 5.7% in July, a post-World War II record. Household spending decreased 2% compared to the same month a year ago. Deflation was also a major concern, as Japan’s wholesale prices fell 8.5% in August compared to a year ago.

One of Japan’s most important economic activities is exporting, particularly to the rest of Asia as well as to the U.S. However, Japan’s exports dropped about 50% in the first half of 2009. Trouble continued into the second half of the year, as exports shrank for the 10th straight month in July, down 38% year over year, while imports posted the second-largest contraction since records began in 1986, dropping by 41%. At the end of the period the country’s public debt stood at about 170% of GDP, the worst ratio in the industrialized world.

In the midst of this economic environment, there was a major shift in the political environment during the reporting period. Japan elected a more liberal new government during the reporting period, one that promised increased social benefits and favored policies that were seen as disadvantageous to large corporations. The Democratic Party of Japan was elected into power, beating the Liberal Democratic Party that had ruled Japan since World War II. Yukio Hatoyama, the new Japanese Prime Minister, has promised to reverse Japan’s weak economy, blaming the government bureaucracy for the country’s woes. Meanwhile, the global economic environment began to improve at the end of the reporting period, which was a positive development for a country so dependent on exports.

The ten largest holdings of the Fund represented approximately 5% of Fund net assets as of August 31, 2009. Performance for these ten holdings was mixed for the reporting period. Ebara Corp. (engineering & construction), Autobacs Seven Co. Ltd. (retail auto parts) and Miraca Holdings Inc. (life sciences) posted strong returns, while shares of Rengo Co. Ltd. (packaging) and AirWater Inc. (air conditioners) declined notably in value.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/09			Inception to 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.62%	4.79%	4.80%	(4.23)%	(4.59)%	(3.96)%	(7.08)%	(7.69)%	(6.64)%

Total returns for the period since inception are calculated from the inception date of the Fund (12/20/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/21/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Industrial	26.38%

Consumer Cyclical	24.67

Financial	18.05

Consumer Non-Cyclical	13.42

Basic Materials	9.97

Communications	3.58

Technology	2.90

Utilities	0.72

Energy	0.10

Short-Term and Other Net Assets	0.21

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
AirWater Inc.	0.52%

Ebara Corp.	0.51

Sagami Railway Co. Ltd.	0.49

Nipro Corp.	0.48

Fujikura Ltd.	0.48

COMSYS Holdings Corp.	0.47

Miraca Holdings Inc.	0.46

Shiga Bank Ltd. (The)	0.43

Autobacs Seven Co. Ltd.	0.42

Rengo Co. Ltd.	0.42

TOTAL	4.68%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI MALAYSIA INDEX FUND

(TICKER: EWM)

INVESTMENT OBJECTIVE

The iShares MSCI Malaysia Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Malaysian market, as measured by the MSCI Malaysia IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was 8.00%, while the total return for the Index was 8.45%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

After hitting a low in March 2009, the Malaysian equity market rebounded sharply and posted a gain for the reporting period as market performance was among the best in Southeast Asia. However, the Malaysian economy did not perform as well as the stock market during the period. During 2009, the Malaysian economy entered its first recession in more than a decade, with second quarter 2009 gross domestic product (“GDP”) declining 3.9% from the year-ago quarter and first quarter 2009 GDP contracting by 6.2%. In contrast, GDP was flat the fourth quarter of 2008 and up anywhere from 4 to 7% in the prior three quarters of 2008. In addition, manufacturing activity contracted about 15% in the second quarter of 2009 while exports dropped 17%.

Despite these statistics, there were some stable signs for the economy. June industrial production fell by the least amount in seven months, while exports posted the smallest decline in three months. This improvement mirrored that of other countries in Southeast Asia whose economies have improved due to government stimulus policies in the region.

The Malaysian government enacted two stimulus plans in November 2008 and March 2009 worth a total of about $19 billion aimed at the construction industry. About 90,000 projects were awarded, and half have been completed. Malaysia’s budget deficit is currently about 7% of GDP, its highest level since the mid-1980s. Meanwhile, in August, the country’s central bank kept short-term interest rates at 2% for a fourth straight meeting.

As a provider of manufacturing and financial services, Malaysia faces intense competition with other Southeast Asian countries. The government has taken steps to help the economy. For example, regulators have encouraged companies in the brokerage industry to merge to create the scale and strength to compete on a global basis. Liberalization of rules in the past two years have been aimed at getting more companies to list shares on the Malaysia stock exchange, which has lost market share to the Singapore exchange. Recently, in an effort to broaden distribution of shares, the government announced that local companies listing on the Kuala LumpurStock Exchange would be required to allocate only 12.5% of their equity to ethnic Malaysians, down from 30%. All of these steps were intended to increase interest in the Malaysian stock market, which performed particularly well towards the end of the reporting period.

All but one of the Fund’s top ten holdings posted market gains for the reporting period. Shares of Malayan Banking Bhd, the country’s largest commercial bank, declined moderately. Bumiputra-Commerce Holdings Bhd, the country’s second largest financial services provider, was one of the Fund’s best performers within the top ten holdings. Shares of PPB Group Bhd, which owns movie theatres, sugar refineries and flour mills, performed strongly during the period, as did Sime Darby Bhd, a conglomerate with interests in agriculture, automobiles, real estate and utilities.

10	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MALAYSIA INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.00%	7.73%	8.45%	12.20%	12.32%	12.77%	8.27%	7.99%	9.01%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.00%	7.73%	8.45%	77.80%	78.79%	82.38%	121.26%	115.78%	136.95%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MALAYSIA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	29.63%

Consumer Non-Cyclical	17.05

Consumer Cyclical	13.74

Industrial	10.89

Utilities	9.45

Diversified	9.35

Communications	7.77

Basic Materials	1.05

Energy	0.80

Short-Term and Other Net Assets	0.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Sime Darby Bhd	9.35%

Malayan Banking Bhd	8.71

Bumiputra-Commerce Holdings Bhd	7.43

IOI Corp. Bhd	6.64

Tenaga Nasional Bhd	5.92

Genting Bhd	5.61

Public Bank Bhd	3.97

MISC Bhd Foreign	3.68

Genting Malaysia Bhd	3.40

PPB Group Bhd	3.09

TOTAL	57.80%

12	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

(TICKER: EPP)

INVESTMENT OBJECTIVE

The iShares MSCI Pacific ex-Japan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Australia, Hong Kong, New Zealand and Singapore markets, as measured by the MSCI Pacific ex-Japan IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (7.23)%, while the total return for the Index was (7.36)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

After declining significantly during the first half of the reporting period, Pacific region equity markets generally rebounded by August 31, 2009, but still posted a modest negative return for the year. The Hong Kong and Singapore markets were more volatile than those of Australia and New Zealand.

Australia’s economy emerged from the global financial crisis in relatively strong condition. Gross domestic product (“GDP”) did not decline more than 1% in any quarter compared to its prior year results. After contracting 0.6% in the fourth quarter of 2008, GDP grew 0.4% during the first quarter of 2009 and 0.6% in the second quarter compared to the year-ago period. Australia generally appears to have benefited from relatively healthy consumer and business spending, as well as its trading relationship with China – where the economy recovered relatively rapidly.

Australia also embarked on an early fiscal stimulus program which included a tax break on equipment investment that appears to have boosted job creation in the retail and construction sectors. In addition, Australia’s central bank lowered interest rates by 4.25% from September 2008 to bring rates to a nearly 50-year low of 3 percent in April 2009. The unemployment rate in Australia ended the reporting period at 5.8%, significantly below its 30-year average of 7.2%. In contrast, U.S. unemployment was nearing 10%.

Despite these positive signs, the Australian Prime Minister warned that the global economic recession would continue to have an adverse impact on Australia. For example, he noted that a sluggish world economy has depressed world prices for Australian iron ore, a major export. In addition, he warned that the government stimulus program has not come without cost, leading to a federal budget deficit of nearly 5% of GDP, the largest since World War II. Still, Australia’s domestic economy remained relatively strong, as banks did not hold a significant amount of sub-prime mortgages and other poorly performing assets.

Australia’s neighbor, New Zealand, also reported modest declines in its economy, with GDP declines in the 1% range during the fourth quarter of 2008 and first quarter of 2009 – and roughly flat in the second quarter of 2009, with the largest detractors from GDP coming from the construction and manufacturing sectors. However, most of the increase in consumption came from government spending, not private spending. Indeed, a major concern in New Zealand is the country’s expanding national debt.

In Hong Kong, the real estate market has recovered to pre-financial crisis levels, as demand reflected the rebounding economy and stock markets in mainland China. Meanwhile, Singapore’s export-dependent economy declined at about a 15% annual rate during the height of the crisis, but has since rebounded. According to the Singapore Ministry of Trade and Industry, second quarter 2009 GDP advanced 21%.

The ten largest holdings of the Fund posted mixed results during the reporting period. In banking, Commonwealth Bank of Australia, National Australia Bank Ltd., and Australia and New Zealand Banking Group Ltd. posted the most positive returns for the period. In contrast, shares of Rio Tinto Ltd. (mining), Westfield Group (shopping centers) and Woodside Petroleum Ltd. declined significantly.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(7.23)%	(6.41)%	(7.36)%	12.36%	12.36%	12.18%	14.17%	14.17%	14.05%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(7.23)%	(6.41)%	(7.36)%	79.11%	79.08%	77.65%	183.10%	183.08%	180.59%

Total returns for the period since inception are calculated from the inception date of the Fund (10/25/01). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/26/01), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	46.06%

Basic Materials	15.22

Consumer Non-Cyclical	9.29

Industrial	8.62

Energy	4.23

Communications	4.05

Consumer Cyclical	4.04

Diversified	3.63

Utilities	3.42

Technology	0.47

Short-Term and Other Net Assets	0.97

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
BHP Billiton Ltd. (Australia)	9.53%

Westpac Banking Corp. (Australia)	5.48

Commonwealth Bank of Australia (Australia)	5.37

National Australia Bank Ltd. (Australia)	4.22

Australia and New Zealand Banking Group Ltd. (Australia)	3.83

Woolworths Ltd. (Australia)	2.68

Westfield Group (Australia)	2.00

Wesfarmers Ltd. (Australia)	1.95

Rio Tinto Ltd. (Australia)	1.89

Woodside Petroleum Ltd. (Australia)	1.87

TOTAL	38.82%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI SINGAPORE INDEX FUND

(TICKER: EWS)

INVESTMENT OBJECTIVE

The iShares MSCI Singapore Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Singaporean market, as measured by the MSCI Singapore IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (5.87)%, while the total return for the Index was (6.02)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

After hitting a low in March 2009, the Singapore stock market recouped most of its losses by the end of the reporting period. As a result, the market’s performance was in line with other countries in the region, posting a modest decline.

Singapore’s economy hit a low in the fourth quarter of 2008, when gross domestic product (“GDP”) contracted at a 16% annualized rate, the worst performance in more than 40 years. For the first half of 2009, non-oil exports, which account for about 60% of Singapore’s GDP, declined as demand from Japan, the U.S. and Europe fell sharply. However, some of the slack was taken up by Indonesia, Malaysia and China, where economic growth was stronger than in developed countries.

Singapore’s economy staged a rally during the second quarter of 2009, growing at a seasonally adjusted annualized rate of nearly 21% compared to the prior quarter, its first advance in a year. Unemployment was expected to reach 3.8% in 2009, up from only 2.6% in 2008. By August 2009, the end of the reporting period, the outlook for the economy appeared to be better, particularly in the pharmaceutical industry. A major drug company opened a large factory in Singapore in June – the first of its kind in Asia – to produce a vaccine for meningitis.

To monitor the economy, the Monetary Authority of Singapore conducts a quarterly survey of 21 economists. The most recent survey forecast a drop in manufacturing of 7% in 2009, a 3% decline in financial services activity and a drop of nearly 12% in wholesale and retail trade. Only construction, which received a boost of $14 billion in government stimulus, was expected to grow in 2009. However, the economic forecasts changed sharply in three months. In June, the median forecast from these economists predicted that the Singapore economy would contract 6.5% in 2009 and that consumer prices would decline 0.5%. Three months later, the survey showed a forecast of a 3.6% decline in GDP for 2009 and an inflation rate of zero.

The ten largest holdings of the Fund posted mixed results during the reporting period. On the positive side, Wilmar International Ltd., an agricultural firm, produced the strongest returns. Wilmar operates more than 250 food processing plants, employs about 70,000 people and conducts business with about 50 countries. Singapore Exchange Ltd., the stock exchange of Singapore, also produced positive returns. On the negative side, shares of Keppel Corp. Ltd., a conglomerate, declined notably. Keppel has interests in shipbuilding, real estate development, environmental engineering and telecommunications. Shares of DBS Group Holdings Ltd. (financial services) also declined.

16	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(5.87)%	(4.40)%	(6.02)%	14.00%	13.88%	13.83%	5.75%	5.61%	5.46%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(5.87)%	(4.40)%	(6.02)%	92.55%	91.54%	91.11%	74.93%	72.66%	70.17%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or ”NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	51.25%

Communications	17.58

Consumer Non-Cyclical	9.93

Industrial	8.98

Diversified	6.22

Consumer Cyclical	5.26

Short-Term and Other Net Assets	0.78

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Singapore Telecommunications Ltd.	13.61%

DBS Group Holdings Ltd.	11.99

United Overseas Bank Ltd.	11.31

Oversea-Chinese Banking Corp. Ltd.	10.48

Keppel Corp. Ltd.	4.64

CapitaLand Ltd.	4.60

Wilmar International Ltd.	4.43

Singapore Exchange Ltd.	3.96

Singapore Airlines Ltd.	3.69

Singapore Press Holdings Ltd.	3.22

TOTAL	71.93%

18	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH KOREA INDEX FUND

(TICKER: EWY)

INVESTMENT OBJECTIVE

The iShares MSCI South Korea Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the South Korean market, as measured by the MSCI Korea IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (2.31)%, while the total return for the Index was (1.83)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

After hitting a low in March 2009, the South Korea stock market recouped most of its losses by the end of the reporting period. As a result, the country’s market performance was in line with other countries in the region, posting a modest decline.

South Korea posted gross domestic product growth of 2.3% during the second quarter of 2009 compared to the previous quarter. However, domestic consumption has been weak, unemployment has increased, and consumer confidence has not returned to pre-crisis levels. Although the country’s prospects show signs of improving, it is highly dependent on the performance of its trading partners. Exports are expected to contract in the single digit range in 2009, with a potential to rise modestly in 2010, although the rate of growth will likely be well below what was recorded before the recession. In addition, imports are falling in 2009 as companies along with consumers find it harder to obtain bank financing.

Inflation averaged 4.7% in 2008, its highest rate since 1998. However, as domestic demand declines and commodity prices fall, inflationary pressures appear to be easing. This is offset somewhat by the stronger imported inflation resulting from the weaknesses in South Korea’s currency. During the second half of 2008 and the first quarter of 2009, investors withdrew investment from the country amid concerns about South Korea’s export status, causing weakness in the currency against the U.S. dollar. However these factors started to reverse in early 2009. The government’s efforts to strengthen the South Korean banking system have appeared to increase investor confidence, and the currency has strengthened.

The global recession has helped the South Korean automobile industry gain a foothold in the U.S. and Japanese auto markets. Hyundai Motor Co.’s sales were up 47% from August 2008 to August 2009, eclipsing the market share of Chrysler, one of the traditional Big Three U.S. automakers. Hyundai Motor America, along with its affiliate, Kia Motors America, has been able to accomplish this through aggressive pricing in the U.S. market and improved brand reputation.

Hyundai Motor Co. Ltd. was among the top performers in the Fund’s ten largest holdings during the reporting period. In addition Samsung Electronics Co. Ltd., a large semiconductor company, posted strong gains. LG Chem Ltd., a chemicals and electronic materials maker, and LG Display Co. Ltd., a maker of television and computer monitors also generated strong returns. Detractors from performance included two diversified financial services companies – KB Financial Group Inc. and Shinhan Financial Group Co. Ltd. – as well as POSCO, a large steelmaker.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(2.31)%	(2.49)%	(1.83)%	12.72%	12.49%	13.36%	8.82%	8.71%	9.37%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(2.31)%	(2.49)%	(1.83)%	81.95%	80.12%	87.20%	119.75%	117.78%	130.36%

Total returns for the period since inception are calculated from the inception date of the Fund (5/9/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/12/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Technology	24.31%

Financial	17.28

Industrial	17.24

Consumer Cyclical	13.77

Basic Materials	11.64

Communications	5.17

Consumer Non-Cyclical	4.01

Energy	2.47

Utilities	2.06

Diversified	1.97

Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Samsung Electronics Co. Ltd.	19.11%

POSCO	6.69

KB Financial Group Inc.	3.75

Shinhan Financial Group Co. Ltd.	3.67

Hyundai Motor Co. Ltd.	3.66

LG Electronics Inc.	3.00

Hynix Semiconductor Inc.	2.30

Samsung Electronics Co. Ltd. Preferred	2.25

LG Chem Ltd.	1.94

LG Display Co. Ltd.	1.91

TOTAL	48.28%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI TAIWAN INDEX FUND

(TICKER: EWT)

INVESTMENT OBJECTIVE

The iShares MSCI Taiwan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Taiwanese market, as measured by the MSCI Taiwan IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (9.67)%, while the total return for the Index was (9.20)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

After hitting a low in March 2009, the Taiwan market rebounded in the second half of the reporting period, although not enough to avoid a decline for the year.

While stocks were still in negative territory, the Taiwan economy rebounded briskly during the second quarter of 2009. Taiwan’s central bank reported that although the economy contracted about 7.5% compared to the same quarter in 2008, it advanced more than 20% compared to the first quarter of 2009.

As a result of this fast growth, the central bank announced recently that it was leaving short-term interest rates at 1.25%, after having lowered rates from about 3.6% in early 2009. Lowering the rate further would indicate that the government wasn’t satisfied with the growth rate. Raising the rate would suggest that the government was worried about inflation. Currently, inflation is about zero in Taiwan while unemployment reached 6.1% in August 2009.

The country faced natural disasters and political turmoil during 2009. The Taiwan premier resigned shortly after the end of the reporting period, taking responsibility for the government’s slow response to a deadly typhoon in August that caused 700 casualties. The new cabinet pledged to continue improved relations with China, a conflict whose origins date back a century, including the elimination of most tariffs between the two countries.

Like most of its Southeast Asia counterparts, Taiwan’s economic results are tied to the global economy. And there is evidence that the global economy may be improving at a faster pace than was widely anticipated a few months ago. While challenges remain, notably unemployment levels in the U.S. and Europe, manufacturing activity grew in the U.S., France, China and Australia in August, the first time that has happened since January 2008. In addition, Japan recently reported an increase in industrial production, the best monthly performance since late 2007.

Most of the Fund’s ten largest holdings declined during the reporting period. Shares of Chunghwa Telecom Co. Ltd., a telecommunications manufacturer, declined significantly during the period. Cathay Financial Holding Co. Ltd., which owns banks, insurance companies, venture capital funds and other financial services, also saw its shares decline notably. On the positive side, MediaTek Inc., a semiconductor manufacturer, posted a strong return during the period. Other positive performers included Taiwan Semiconductor Manufacturing Co. Ltd. and Formosa Plastics Corp., a maker of specialty chemicals and resins.

22	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.67)%	(9.69)%	(9.20)%	3.50%	3.60%	4.33%	(4.11)%	(4.21)%	(3.27)%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.67)%	(9.69)%	(9.20)%	18.77%	19.33%	23.61%	(32.06)%	(32.66)%	(26.32)%

Total returns for the period since inception are calculated from the inception date of the Fund (6/20/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/23/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Technology	38.39%

Industrial	24.15

Financial	14.82

Basic Materials	10.63

Communications	4.58

Consumer Cyclical	3.87

Consumer Non-Cyclical	1.27

Energy	1.21

Short-Term and Other Net Assets	1.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	14.38%

Hon Hai Precision Industry Co. Ltd.	8.48

MediaTek Inc.	4.25

China Steel Corp.	2.95

Chunghwa Telecom Co. Ltd.	2.93

Cathay Financial Holding Co. Ltd.	2.68

AU Optronics Corp.	2.47

Nan Ya Plastic Corp.	2.36

Formosa Plastics Corp.	2.30

HTC Corp.	2.30

TOTAL	45.10%

24	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

(TICKER: THD)

INVESTMENT OBJECTIVE

The iShares MSCI Thailand Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Thailand Investable Market IndexSM (the “Index”). The Index is a free float adjusted market capitalization index designed to measure broad based equity market performance in Thailand. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (0.33)%, while the total return for the Index was 0.12%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

After hitting a low in March 2009, the Thailand stock market recouped virtually all of its decline for the reporting period, resulting in performance that was among the best in the region. However, Thailand’s economy struggled along with other countries in Asia. Gross domestic product fell by 4.9% in the second quarter of 2009 compared to the year ago period. That compared to a decline of 7.1% in the first quarter. At the same time, the country saw deflation of about 3% as recently as May 2009.

Because Thailand’s economy is highly export dependent, its fortunes depend on the economies of its trading partners. Some of those trading partners, including the U.S., were in the midst of their own recessions during the reporting period. Thai exports fell by 22% in the second quarter, while imports declined 25%. The reporting period brought to an end six years of double-digit annual export growth.

The Thai government responded with a significant expansion in spending, including a subsidy to electricity and transportation fares as well as payments to low income wage earners. During the first half of 2009, the government spent about $3.4 billion on subsidies, and recently decided to expand the program. In August, the cabinet approved a new three-year spending package of about $45 billion, much of it on infrastructure, health care and education. However, the government is now running a significant budget deficit.

Meanwhile, the Thai Central Bank decided in late August to maintain short-term interest rates at 1.25%, as deflation fears continued. The government had previously cut interest rates from 4% earlier in the reporting period.

In addition, the economy has appeared to be adversely affected by political tensions within the country. Supporters and opponents of a former prime minister who was ousted in a military coup three years ago continue to stage major protests, costing the country billions in tourist dollars. To lure back tourists, the Tourism Authority of Thailand offered free round trips to the country’s most popular resort areas.

There were other positive signs towards the end of the reporting period, including Ford Motor’s announced $500 million investment in a Thai manufacturing plant and Mitsubishi’s decision to hire 1,300 workers in Thailand, reflecting signs of a potential recovery in the global auto industry. Indeed, the manufacturing sector had already begun to grow in the second quarter, expanding by about 6%, following two quarters of contraction when world demand for cars and electronics made in Thailand was moribund.

The ten largest holdings of the Fund posted mixed results during the reporting period. Retailer CPAll PCL, formerly CP Seven Eleven, posted the best return for the Fund. Siam Cement PCL, the country’s largest cement company, also posted a positive double-digit return. On the negative side, shares of PTT Exploration & Production PCL, a major energy company and two Thai-based commercial banks – Bank of Ayudhya PCL and Bangkok Bank PCL – declined notably during the period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/09			Inception to 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(0.33)%	0.73%	0.12%	(16.37)%	(16.18)%	(16.14)%	(22.64)%	(22.38)%	(22.33)%

Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/28/08), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Energy	30.28%

Financial	30.18

Consumer Cyclical	8.59

Communications	8.21

Industrial	7.91

Basic Materials	6.39

Consumer Non-Cyclical	4.63

Utilities	2.77

Technology	0.42

Short-Term and Other Net Assets	0.62

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
PTT PCL NVDR	12.84%

PTT Exploration & Production PCL NVDR	10.29

Bangkok Bank PCL NVDR	8.93

Siam Commercial Bank PCL NVDR	5.39

Kasikornbank PCL NVDR	5.04

Advanced Info Service PCL NVDR	4.55

Siam Cement PCL NVDR	4.40

Banpu PCL NVDR	4.07

Bank of Ayudhya PCL NVDR	2.68

CP All PCL NVDR	2.64

TOTAL	60.83%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Shareholder Expenses (Unaudited)

iSHARES®, INC.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/09)	Ending Account Value (8/31/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/09 to 8/31/09)
Australia
Actual	$1,000.00	$1,795.00	0.55%	$3.87
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80
Hong Kong
Actual	1,000.00	1,488.00	0.55	3.45
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80
Japan Small Cap
Actual	1,000.00	1,399.20	0.55	3.33
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80
Malaysia
Actual	1,000.00	1,413.90	0.55	3.35
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80

28	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	Beginning Account Value (3/1/09)	Ending Account Value (8/31/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/09 to 8/31/09)
Pacific ex-Japan
Actual	$1,000.00	$1,724.00	0.50%	$3.43
Hypothetical (5% return before expenses)	1,000.00	1,022.70	0.50	2.55
Singapore
Actual	1,000.00	1,780.50	0.55	3.85
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80
South Korea
Actual	1,000.00	1,887.90	0.64	4.66
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.64	3.26
Taiwan
Actual	1,000.00	1,562.90	0.86	5.56
Hypothetical (5% return before expenses)	1,000.00	1,020.90	0.86	4.38
Thailand Investable Market
Actual	1,000.00	1,724.40	0.64	4.39
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.64	3.26

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	29

Schedule of Investments

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 98.95%

AIRLINES – 0.31%
Qantas Airways Ltd.	2,352,784	$5,018,292

		5,018,292

APPAREL – 0.24%
Billabong International Ltd.	425,712	3,768,413

		3,768,413

BANKS – 29.35%
Australia and New Zealand Banking Group Ltd.	5,023,480	90,164,104
Bendigo and Adelaide Bank Ltd.	645,624	4,517,634
Bendigo and Adelaide Bank Ltd. New[a]	52,398	360,019
Commonwealth Bank of Australia	3,266,928	126,692,448
National Australia Bank Ltd.	4,132,464	99,220,725
Suncorp-Metway Ltd.	2,707,152	17,870,131
Westpac Banking Corp.	6,272,392	128,867,100

		467,692,161

BEVERAGES – 2.23%
Coca-Cola Amatil Ltd.	1,199,520	10,021,540
Foster’s Group Ltd.	4,150,888	19,176,745
Lion Nathan Ltd.	639,352	6,365,657

		35,563,942

BIOTECHNOLOGY – 0.59%
Sonic Healthcare Ltd.	792,624	9,341,739

		9,341,739

BUILDING MATERIALS – 1.02%
Boral Ltd.	1,267,336	6,186,196
CSR Ltd.	2,663,640	4,580,987
James Hardie Industries NVa	931,784	5,459,507

		16,226,690

CHEMICALS – 0.76%
Incitec Pivot Ltd.	3,446,464	8,745,680
Nufarm Ltd.	368,331	3,325,685

		12,071,365

Security	Shares	Value
COMMERCIAL SERVICES – 2.06%
Brambles Ltd.	3,010,560	$18,857,731
Macquarie Infrastructure Group	4,946,648	5,546,461
Transurban Group	2,492,728	8,490,037

		32,894,229

COMPUTERS – 0.51%
Computershare Ltd.	956,088	8,148,963

		8,148,963

DIVERSIFIED FINANCIAL SERVICES – 2.59%
ASX Ltd.	371,224	10,358,989
Macquarie Group Ltd.	654,248	28,019,440
Perpetual Ltd.	81,536	2,828,607

		41,207,036

ELECTRIC – 0.71%
AGL Energy Ltd.	966,280	11,372,128

		11,372,128

ELECTRIC - DISTRIBUTION – 0.12%
SP AusNet	2,865,128	1,859,893

		1,859,893

ENGINEERING & CONSTRUCTION – 1.16%
Leighton Holdings Ltd.	319,872	9,964,236
WorleyParsons Ltd.	352,408	8,458,368

		18,422,604

ENTERTAINMENT – 1.00%
Aristocrat Leisure Ltd.	851,509	3,316,535
Tabcorp Holdings Ltd.	1,284,192	7,264,501
Tatts Group Ltd.	2,600,920	5,437,910

		16,018,946

FOOD – 4.52%
Goodman Fielder Ltd.	2,699,312	3,504,509
Metcash Ltd.	1,667,960	6,018,423
Woolworths Ltd.	2,646,000	62,504,503

		72,027,435

HEALTH CARE - PRODUCTS – 0.36%
Cochlear Ltd.	121,520	5,764,717

		5,764,717

30	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2009

Security	Shares	Value
INSURANCE – 5.41%
AMP Ltd.	4,324,152	$23,185,230
AXA Asia Pacific Holdings Ltd.	2,206,176	7,997,642
Insurance Australia Group Ltd.	4,430,776	13,372,609
QBE Insurance Group Ltd.	2,158,352	41,632,417

		86,187,898

IRON & STEEL – 1.09%
BlueScope Steel Ltd.	3,923,920	9,461,054
OneSteel Ltd.	2,867,088	7,855,570

		17,316,624

LODGING – 0.43%
Crown Ltd.	1,034,880	6,901,124

		6,901,124

MANUFACTURING – 4.24%
Orica Ltd.	775,376	14,760,111
Wesfarmers Ltd.	2,165,016	45,867,697
Wesfarmers Ltd. Partially Protected	326,928	6,973,101

		67,600,909

MEDIA – 0.36%
Fairfax Media Ltd.[b]	4,605,608	5,707,654

		5,707,654

METAL FABRICATE & HARDWARE – 0.39%
Sims Metal Management Ltd.	316,344	6,195,297

		6,195,297

MINING – 20.46%
Alumina Ltd.	5,263,776	7,410,836
BHP Billiton Ltd.	7,224,168	224,124,322
Energy Resources of Australia Ltd.	146,608	3,213,545
Fortescue Metals Group Ltd.[a]	2,658,936	9,885,526
Newcrest Mining Ltd.	1,041,152	26,341,073
OZ Minerals Ltd.[a]	6,714,960	6,000,710
Paladin Energy Ltd.[a]	1,205,400	4,674,577
Rio Tinto Ltd.	937,664	44,354,822

		326,005,411

Security	Shares	Value
OIL & GAS – 6.25%
Arrow Energy Ltd.[a]	1,236,368	$4,784,249
Caltex Australia Ltd.	292,824	3,053,723
Origin Energy Ltd.	1,884,344	24,321,408
Santos Ltd.	1,762,824	23,481,151
Woodside Petroleum Ltd.	1,066,240	44,045,788

		99,686,319

PACKAGING & CONTAINERS – 0.80%
Amcor Ltd.	2,610,192	12,697,014

		12,697,014

PHARMACEUTICALS – 2.21%
CSL Ltd.	1,298,696	35,265,623

		35,265,623

REAL ESTATE – 6.24%
BGP Holdings PLC[c]	18,888,372	2,711
Dexus Property Group	9,966,992	6,259,991
Goodman Group	12,865,832	6,724,855
GPT Group	18,547,872	9,616,622
Lend Lease Corp. Ltd.	928,256	7,379,600
Mirvac Group	5,497,016	6,858,704
Stockland Corp. Ltd.	4,930,184	15,711,160
Westfield Group	4,398,240	46,942,473

		99,496,116

REAL ESTATE INVESTMENT TRUSTS – 0.37%
CFS Retail Property Trust[b]	3,718,512	5,956,294

		5,956,294

RETAIL – 0.24%
Harvey Norman Holdings Ltd.[b]	1,145,424	3,804,660

		3,804,660

TELECOMMUNICATIONS – 1.63%
Telstra Corp. Ltd.	9,460,528	26,000,776

		26,000,776

TRANSPORTATION – 1.30%
Asciano Group[a]	5,841,584	7,830,348
Macquarie Airports	1,505,808	3,249,847
Toll Holdings Ltd.	1,427,664	9,592,629

		20,672,824

TOTAL COMMON STOCKS (Cost: $1,568,183,250)		1,576,893,096

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.38%

MONEY MARKET FUNDS – 0.38%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[d,e,f]	5,105,560	$5,105,560
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21% [d,e,f]	720,220	720,220
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[d,e]	265,283	265,283

		6,091,063

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,091,063)		6,091,063

TOTAL INVESTMENTS IN SECURITIES – 99.33%
(Cost: $1,574,274,313)		1,582,984,159

Other Assets, Less Liabilities – 0.67%		10,692,238

NET ASSETS – 100.00%		$1,593,676,397

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

32	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI HONG KONG INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.65%

AIRLINES – 0.81%
Cathay Pacific Airways Ltd.[a,b]	10,854,000	$15,740,481

		15,740,481

APPAREL – 0.86%
Yue Yuen Industrial Holdings Ltd.	6,331,500	16,705,589

		16,705,589

BANKS – 11.43%
Bank of East Asia Ltd.	13,024,910	42,012,315
BOC Hong Kong (Holdings) Ltd.	33,466,500	67,100,103
Hang Seng Bank Ltd.	6,874,200	97,649,800
Wing Hang Bank Ltd.	1,809,000	16,337,984

		223,100,202

DISTRIBUTION & WHOLESALE – 6.85%
Esprit Holdings Ltd.	10,130,400	61,626,878
Li & Fung Ltd.[b]	21,709,000	72,123,854

		133,750,732

DIVERSIFIED FINANCIAL SERVICES – 8.29%
Hong Kong Exchanges and Clearing Ltd.[b]	9,295,000	161,899,325

		161,899,325

ELECTRIC – 10.14%
CLP Holdings Ltd.	18,994,700	127,192,549
Hongkong Electric Holdings Ltd.	12,663,000	70,743,473

		197,936,022

ENGINEERING & CONSTRUCTION – 3.35%
Cheung Kong Infrastructure Holdings Ltd.	3,618,000	13,163,748
Hong Kong Aircraft Engineering Co. Ltd.	723,600	8,467,744
New World Development Co. Ltd.	21,708,800	43,806,085

		65,437,577

GAS – 4.01%
Hong Kong and China Gas Co. Ltd. (The)[b]	36,180,712	78,330,507

		78,330,507

Security	Shares	Value
HOLDING COMPANIES - DIVERSIFIED – 14.67%
Hutchison Whampoa Ltd.	19,899,800	$139,928,793
NWS Holdings Ltd.	7,236,000	14,097,347
Swire Pacific Ltd. Class A	7,236,000	75,481,489
Wharf (Holdings) Ltd. (The)	12,663,500	56,776,738

		286,284,367

LODGING – 0.82%
Shangri-La Asia Ltd.[b]	10,854,000	15,964,545

		15,964,545

MEDIA – 0.48%
Television Broadcasts Ltd.	2,209,000	9,419,526

		9,419,526

MINING – 0.49%
Mongolia Energy Corp. Ltd.[a,b]	27,135,000	9,627,741

		9,627,741

REAL ESTATE – 30.61%
Cheung Kong (Holdings) Ltd.	12,663,000	150,227,768
Chinese Estates Holdings Ltd.[b]	7,236,000	13,313,124
Hang Lung Group Ltd.	7,236,000	33,329,488
Hang Lung Properties Ltd.[b]	19,899,000	62,002,651
Henderson Land Development Co. Ltd.	9,595,332	56,391,060
Hopewell Holdings Ltd.	5,427,000	16,419,674
Hysan Development Co. Ltd.	5,427,000	12,729,624
Kerry Properties Ltd.	6,331,500	29,980,202
Sino Land Co. Ltd.[b]	14,472,000	24,721,704
Sun Hung Kai Properties Ltd.	12,863,000	174,092,328
Wheelock and Co. Ltd.b	9,045,000	24,331,927

		597,539,550

REAL ESTATE INVESTMENT TRUSTS – 2.25%
Link REIT (The)[b]	19,899,000	43,851,150

		43,851,150

RETAIL – 0.40%
Lifestyle International Holdings Ltd.	5,427,000	7,730,201

		7,730,201

SEMICONDUCTORS – 0.59%
ASM Pacific Technology Ltd.[b]	1,809,000	11,588,299

		11,588,299

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG INDEX FUND

August 31, 2009

Security	Shares	Value
TELECOMMUNICATIONS – 0.98%
Foxconn International Holdings Ltd.[a]	18,090,000	$11,109,829
PCCW Ltd.	30,753,000	7,975,271

		19,085,100

TRANSPORTATION – 2.62%
MTR Corp. Ltd.[b]	12,663,083	42,560,729
Orient Overseas International Ltd.[b]	1,809,200	8,496,691

		51,057,420

TOTAL COMMON STOCKS (Cost: $2,305,121,236)		1,945,048,334

SHORT-TERM INVESTMENTS – 4.87%

MONEY MARKET FUNDS – 4.87%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	82,770,853	82,770,853
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21% [c,d,e]	11,676,133	11,676,133
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	554,354	554,354

		95,001,340

TOTAL SHORT-TERM INVESTMENTS
(Cost: $95,001,340)		95,001,340

TOTAL INVESTMENTS IN SECURITIES – 104.52% (Cost: $2,400,122,576)		2,040,049,674

Other Assets, Less Liabilities – (4.52)%		(88,272,809)

NET ASSETS – 100.00%		$1,951,776,865

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.79%

ADVERTISING – 0.33%
Asatsu-DK Inc.	3,200	$69,336
Moshi Moshi Hotline Inc.	2,400	46,828

		116,164

AEROSPACE & DEFENSE – 0.14%
Japan Aviation Electronics Industry Ltd.	8,000	51,485

		51,485

AGRICULTURE – 0.47%
Hokuto Corp.	2,400	56,659
Sakata Seed Corp.	7,200	110,369

		167,028

APPAREL – 1.14%
Descente Ltd.	8,000	37,687
Gunze Ltd.	16,000	72,959
Japan Wool Textile Co. Ltd. (The)	8,000	61,920
Katakura Industries Co. Ltd.	3,200	36,876
Sanyo Shokai Ltd.	8,000	26,993
Tokyo Style Co. Ltd.	8,000	67,267
Wacoal Holdings Corp.	8,000	101,331

		405,033

AUTO MANUFACTURERS – 0.73%
Kanto Auto Works Ltd.	4,800	49,415
Nissan Shatai Co. Ltd.	8,000	66,059
Shinmaywa Industries Ltd.	16,000	66,404
Toyota Auto Body Co. Ltd.	4,000	78,909

		260,787

AUTO PARTS & EQUIPMENT – 3.60%
Aisan Industry Co. Ltd.	2,400	19,223
Akebono Brake Industry Co. Ltd.[a]	6,400	50,364
Calsonic Kansei Corp.	16,000	39,843
Exedy Corp.	3,200	68,302
FCC Co. Ltd.	4,000	62,136
Kayaba Industry Co. Ltd.	16,000	43,292
Keihin Corp.	4,000	66,663
Koito Manufacturing Co. Ltd.	8,000	106,506
Musashi Seimitsu Industry Co. Ltd.	2,400	43,698
Nifco Inc.	4,000	71,492
Nissin Kogyo Co. Ltd.	4,000	52,261
Press Kogyo Co. Ltd.	8,000	19,231

Security	Shares	Value
Riken Corp.	16,000	$54,331
Sanden Corp.[b]	16,000	48,467
Showa Corp.	6,400	41,119
T.RAD Co. Ltd.	8,000	22,077
Takata Corp.	3,200	61,023
Tokai Rika Co. Ltd.	3,200	57,608
Topre Corp.	6,400	60,299
Toyo Tire & Rubber Co. Ltd.[b]	16,000	38,118
TS Tech Co. Ltd.	4,800	87,085
Unipres Corp.	3,200	43,154
Yokohama Rubber Co. Ltd. (The)	24,000	125,478

		1,281,770

BANKS – 10.42%
Aichi Bank Ltd. (The)	800	73,390
Akita Bank Ltd. (The)	24,000	97,278
Aomori Bank Ltd. (The)	16,000	65,887
Awa Bank Ltd. (The)	24,000	144,106
Bank of Ikeda Ltd. (The)[b]	1,600	61,575
Bank of Iwate Ltd. (The)	1,600	94,001
Bank of Nagoya Ltd. (The)	16,000	72,786
Bank of Okinawa Ltd. (The)	2,400	95,208
Bank of Saga Ltd. (The)	16,000	55,366
Bank of the Ryukyus Ltd.	4,000	55,668
Chiba Kogyo Bank Ltd. (The)[b]	4,000	34,582
Chukyo Bank Ltd. (The)	16,000	50,536
Daishi Bank Ltd. (The)	32,000	132,464
Ehime Bank Ltd. (The)	16,000	46,224
Eighteenth Bank Ltd. (The)	16,000	52,261
Fukui Bank Ltd. (The)	32,000	107,627
Higashi-Nippon Bank Ltd. (The)	16,000	37,255
Higo Bank Ltd. (The)	16,000	103,660
Hokkoku Bank Ltd. (The)	24,000	92,104
Hokuetsu Bank Ltd. (The)	24,000	48,898
Hyakugo Bank Ltd. (The)	24,000	125,996
Hyakujushi Bank Ltd. (The)	24,000	118,234
Juroku Bank Ltd. (The)	32,000	120,045
Kagoshima Bank Ltd. (The)	16,000	129,877
Kansai Urban Banking Corp.	16,000	26,044
Kanto Tsukuba Bank Ltd. (The)[b]	5,600	19,197
Keiyo Bank Ltd. (The)	24,000	130,653
Kiyo Holdings Inc.	64,000	82,100
Michinoku Bank Ltd. (The)	16,000	35,703

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2009

Security	Shares	Value
Mie Bank Ltd. (The)	8,000	$28,890
Minato Bank Ltd. (The)[b]	16,000	23,112
Miyazaki Bank Ltd. (The)	16,000	67,784
Musashino Bank Ltd. (The)	3,200	113,836
Nanto Bank Ltd. (The)	24,000	141,778
Ogaki Kyoritsu Bank Ltd. (The)	24,000	96,502
Oita Bank Ltd. (The)	16,000	70,371
San-in Godo Bank Ltd. (The)	16,000	148,332
Shiga Bank Ltd. (The)	24,000	154,196
Shikoku Bank Ltd. (The)	16,000	59,850
Shonai Bank Ltd. (The)	8,000	14,057
Tochigi Bank Ltd. (The)	8,000	42,775
Toho Bank Ltd. (The)	24,000	109,955
Tokushima Bank Ltd. (The)	8,000	42,516
Tokyo Tomin Bank Ltd. (The)	3,200	58,298
Yachiyo Bank Ltd. (The)	1,600	47,863
Yamagata Bank Ltd. (The)	16,000	90,724
Yamanashi Chuo Bank Ltd. (The)	16,000	86,584

		3,706,148

BEVERAGES – 0.70%
Kagome Co. Ltd.	7,200	134,973
Takara Holdings Inc.	16,000	113,491

		248,464

BIOTECHNOLOGY – 0.19%
AnGes MG Inc.[b]	16	29,804
OncoTherapy Science Inc.[b]	8	17,507
Takara Bio Inc.[b]	8	19,783

		67,094

BUILDING MATERIALS – 1.32%
Central Glass Co. Ltd.	24,000	118,493
Chofu Seisakusho Co. Ltd.	2,400	51,614
Nichias Corp.	8,000	30,874
Sanwa Holdings Corp.	24,000	88,482
Sumitomo Osaka Cement Co. Ltd.	40,000	85,377
Takara Standard Co. Ltd.	16,000	94,346

		469,186

CHEMICALS – 6.15%
Adeka Corp.	9,600	96,761
Aica Kogyo Co. Ltd.	8,000	83,049
Air Water Inc.	16,000	184,552
C. Uyemura & Co. Ltd.	800	34,496

Security	Shares	Value
Chugoku Marine Paints Ltd.	8,000	$50,709
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	8,000	28,114
Earth Chemical Co. Ltd.	1,600	46,224
Fujimi Inc.	2,400	37,359
Ishihara Sangyo Kaisha Ltd.[b]	40,000	42,689
Lintec Corp.	4,800	100,952
Nihon Nohyaku Co. Ltd.[a]	8,000	66,491
Nihon Parkerizing Co. Ltd.	8,000	98,399
Nippon Carbon Co. Ltd.	16,000	57,608
Nippon Kayaku Co. Ltd.	16,000	140,743
Nippon Paint Co. Ltd.	24,000	136,603
Nippon Shokubai Co. Ltd.	8,000	75,804
Nippon Soda Co. Ltd.	16,000	76,236
Nippon Synthetic Chemical Industry Co. Ltd. (The)	8,000	53,727
NOF Corp.	16,000	91,414
Sakai Chemical Industry Co. Ltd.	8,000	38,808
Sumitomo Bakelite Co. Ltd.	24,000	122,632
Taiyo Ink Manufacturing Co. Ltd.	1,600	40,791
Takasago International Corp.	8,000	43,810
Toagosei Co. Ltd.	24,000	78,909
Tokai Carbon Co. Ltd.	16,000	82,445
Tokyo Ohka Kogyo Co. Ltd.	4,800	113,836
Toyo Ink Manufacturing Co. Ltd.	24,000	85,377
Zeon Corp.	16,000	78,823

		2,187,361

COMMERCIAL SERVICES – 2.20%
Aeon Delight Co. Ltd.	1,600	23,526
Daiseki Co. Ltd.	3,260	70,988
Meitec Corp.	4,000	79,728
Nichii Gakkan Co.	4,800	55,676
Nishio Rent All Co. Ltd.	2,400	22,612
Nissha Printing Co. Ltd.	2,400	127,031
Park 24 Co. Ltd.	10,400	105,385
Pasona Group Inc.	32	23,112
Sohgo Security Services Co. Ltd.	6,400	80,237
So-net M3 Inc.[a]	8	26,044
TKC Corp.	2,400	46,957
Toppan Forms Co. Ltd.	6,400	89,965
Zenrin Co. Ltd.	2,400	32,495

		783,756

36	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2009

Security	Shares	Value
COMPUTERS – 0.89%
CSK Holdings Corp.[a,b]	7,200	$34,849
DTS Corp.	3,200	29,425
Hitachi Information Systems Ltd.	2,400	74,770
Ines Corp.	2,400	21,267
Net One Systems Co. Ltd.	48	79,116
NS Solutions Corp.	2,400	42,249
Vic Tokai Corp.	2,400	33,375

		315,051

COSMETICS & PERSONAL CARE – 1.24%
Aderans Holdings Co. Ltd.	4,000	54,676
Fancl Corp.	4,800	67,888
Kose Corp.	3,200	77,443
Lion Corp.	16,000	82,100
Mandom Corp.	3,200	93,311
Pigeon Corp.	1,600	66,404

		441,822

DISTRIBUTION & WHOLESALE – 2.35%
Doshisha Co. Ltd.	2,400	44,422
F&A Aqua Holdings Inc.	3,200	36,255
Hanwa Co. Ltd.	24,000	94,950
Inaba Denki Sangyo Co. Ltd.	3,200	73,993
Itochu Enex Co. Ltd.	8,800	54,262
Iwatani Corp.	32,000	95,208
Japan Pulp & Paper Co. Ltd.	16,000	60,195
Japan Wind Development Co. Ltd.[a]	8	30,787
JFE Shoji Holdings Inc.	8,000	32,599
Kanematsu Corp.[b]	48,000	47,087
Matsuda Sangyo Co. Ltd.	2,460	37,603
Nagase & Co. Ltd.	8,000	95,812
Nippon Gas Co. Ltd.	4,800	74,200
Sumikin Bussan Corp.	8,000	18,455
Trusco Nakayama Corp.	2,400	40,386

		836,214

DIVERSIFIED FINANCIAL SERVICES – 2.51%
AIFUL Corp.	8,000	23,975
Aizawa Securities Co. Ltd.	4,800	11,849
Cedyna Financial Corp.[b]	12,000	22,509
Century Tokyo Leasing Corp.	5,680	65,639
Fuyo General Lease Co. Ltd.	1,600	35,876
Hitachi Credit Corp.	4,000	57,694
IBJ Leasing Co. Ltd.	2,400	34,591

Security	Shares	Value
Ichiyoshi Securities Co. Ltd.	4,800	$34,099
Jaccs Co. Ltd.	16,000	40,705
Japan Securities Finance Co. Ltd.	8,800	72,001
Marusan Securities Co. Ltd.	7,200	49,829
Mizuho Investors Securities Co. Ltd.[b]	32,000	37,945
Okasan Securities Group Inc.	16,000	79,685
Orient Corp.[b]	20,000	21,991
Osaka Securities Exchange Co. Ltd.	24	109,955
Ricoh Leasing Co. Ltd.	2,400	52,261
SPARX Group Co. Ltd.[b]	88	13,376
Takefuji Corp.[a]	10,160	52,133
Tokai Tokyo Financial Holdings Inc.	16,000	57,953
Toyo Securities Co. Ltd.[b]	8,000	19,145

		893,211

ELECTRIC – 0.27%
Okinawa Electric Power Co. Inc. (The)	1,600	95,553

		95,553

ELECTRICAL COMPONENTS & EQUIPMENT – 1.48%
Fujikura Ltd.	32,000	169,029
Funai Electric Co. Ltd.	2,400	95,984
Hitachi Cable Ltd.	16,000	53,641
Nippon Signal Co. Ltd. (The)	4,000	40,144
Sinfonia Technology Co. Ltd.	16,000	42,602
Takaoka Electric Manufacturing Co. Ltd.	8,000	28,287
Tokyo Rope Manufacturing Co. Ltd.	8,000	27,165
Toshiba Tec Corp.	16,000	69,336

		526,188

ELECTRONICS – 5.88%
Alps Electric Co. Ltd.	12,800	77,409
Anritsu Corp.	16,000	62,092
Chiyoda Integre Co. Ltd.[b]	2,400	28,433
CMK Corp.	5,600	48,717
Cosel Co. Ltd.	4,000	47,432
Dainippon Screen Manufacturing Co. Ltd.[b]	24,000	83,049
Eizo Nanao Corp.	2,400	54,978
Fujitsu General Ltd.	8,000	26,993
Furuno Electric Co. Ltd.	3,200	18,145
Futaba Corp.	4,000	69,078
Hamamatsu Photonics K.K.	6,400	136,948
HORIBA Ltd.	3,200	72,786

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2009

Security	Shares	Value
Hosiden Corp.	6,400	$94,587
JEOL Ltd.	8,000	37,514
Kaga Electronics Co. Ltd.	4,000	48,208
Koa Corp.	5,600	54,210
Kuroda Electric Co. Ltd.	4,000	56,314
Macnica Inc.	2,400	41,240
Meiko Electronics Co. Ltd.	800	17,196
Micronics Japan Co. Ltd.	1,600	28,632
Nichicon Corp.	7,200	100,512
Nihon Dempa Kogyo Co. Ltd.	1,600	36,393
Nippon Chemi-Con Corp.	16,000	62,092
Nitto Kogyo Corp.	3,200	30,701
Ryosan Co. Ltd.	4,800	122,374
Sanyo Denki Co. Ltd.	8,000	35,876
Sodick Co. Ltd.	7,200	17,308
Star Micronics Co. Ltd.	4,800	50,450
Taiyo Yuden Co. Ltd.	8,000	95,726
Tamura Corp.	8,000	30,615
Tokyo Seimitsu Co. Ltd.	4,000	57,263
Toyo Corp.	4,000	41,309
ULVAC Inc.[a]	3,200	92,449
Wacom Co. Ltd.[a]	40	80,763
Yamatake Corp.	6,400	131,153

		2,088,945

ENGINEERING & CONSTRUCTION – 4.60%
Chiyoda Corp.	16,000	129,704
Chudenko Corp.	3,200	53,882
COMSYS Holdings Corp.	14,400	166,873
Hitachi Plant Engineering & Construction Co. Ltd.	8,000	52,434
Japan Airport Terminal Co. Ltd.	6,400	74,442
Kandenko Co. Ltd.	8,000	55,538
Kyowa Exeo Corp.	8,000	80,893
Maeda Corp.	24,000	79,685
Maeda Road Construction Co. Ltd.	8,000	70,544
Nippo Corp.	8,000	69,423
Nippon Road Co. Ltd. (The)	8,000	20,697
Nishimatsu Construction Co. Ltd.	32,000	57,263
Okumura Corp.	16,000	66,404
Penta-Ocean Construction Co. Ltd.[b]	28,000	38,333
Shinko Plantech Co. Ltd.	4,800	46,466
SHO-BOND Holdings Co. Ltd.	3,200	62,161

Security	Shares	Value
Taihei Kogyo Co. Ltd.	8,000	$24,578
Taikisha Ltd.	4,000	54,374
Takasago Thermal Engineering Co. Ltd.	8,000	71,579
Takuma Co. Ltd.[b]	8,000	21,474
Toa Corp.	16,000	19,663
Toda Corp.	24,000	97,019
Tokyu Construction Co. Ltd.[b]	10,080	31,077
Toshiba Plant Systems & Services Corp.	8,000	108,920
Toyo Construction Co. Ltd.	40,000	24,147
Toyo Engineering Corp.	16,000	57,435

		1,635,008

ENTERTAINMENT – 0.84%
Avex Group Holdings Inc.	4,000	36,221
Resorttrust Inc.	4,000	49,760
Shochiku Co. Ltd.[a]	8,000	69,509
Toei Co. Ltd.	8,000	45,621
Tokyotokeiba Co. Ltd.	16,000	25,872
Yomiuri Land Co. Ltd.	8,000	26,821
Yoshimoto Kogyo Co. Ltd.	4,000	46,397

		300,201

ENVIRONMENTAL CONTROL – 0.12%
Asahi Holdings Inc.[b]	2,400	41,395

		41,395

FOOD – 3.88%
Ariake Japan Co. Ltd.	2,400	37,669
Ezaki Glico Co. Ltd.	8,000	88,395
Fuji Oil Co. Ltd.	9,600	135,154
House Foods Corp.	7,200	112,154
Itoham Foods Inc.	16,000	56,228
J-Oil Mills Inc.	8,000	29,753
Kato Sangyo Co. Ltd.	1,600	27,096
Maruha Nichiro Holdings Inc.	40,000	60,799
Mitsui Sugar Co. Ltd.	8,000	29,580
Morinaga & Co. Ltd.	32,000	68,992
Morinaga Milk Industry Co. Ltd.	24,000	105,040
Nichirei Corp.	24,000	93,139
Nippon Beet Sugar Manufacturing Co. Ltd.	16,000	45,017
Nippon Flour Mills Co. Ltd.	16,000	82,445
Nippon Suisan Kaisha Ltd.	23,200	69,776

38	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2009

Security	Shares	Value
Nisshin OilliO Group Ltd. (The)	16,000	$85,377
Prima Meat Packers Ltd.	16,000	19,145
Q.P. Corp.	9,600	103,487
Snow Brand Milk Products Co. Ltd.	20,000	72,441
Unicharm Petcare Corp.	1,600	57,608

		1,379,295

FOREST PRODUCTS & PAPER – 1.32%
Daio Paper Corp.	8,000	76,667
Hokuetsu Paper Mills Ltd.	12,000	65,326
Mitsubishi Paper Mills Ltd.	32,000	45,189
Rengo Co. Ltd.	24,000	150,057
Sumitomo Forestry Co. Ltd.	16,000	132,809

		470,048

GAS – 0.45%
Saibu Gas Co. Ltd.	48,000	130,911
Shizuoka Gas Co. Ltd.	4,000	29,968

		160,879

HAND & MACHINE TOOLS – 1.60%
DISCO Corp.	2,400	143,589
Hitachi Koki Co. Ltd.	5,600	59,402
Meidensha Corp.[a]	24,000	131,688
Mori Seiki Co. Ltd.	8,000	91,586
OSG Corp.	8,800	91,638
Union Tool Co.	1,600	49,243

		567,146

HEALTH CARE - PRODUCTS – 1.76%
Hogy Medical Co. Ltd.	1,600	90,034
Nakanishi Inc.	800	69,681
Nihon Kohden Corp.	4,000	65,758
Nipro Corp.	8,000	171,185
Paramount Bed Co. Ltd.	2,400	50,191
Sysmex Corp.	3,200	145,227
Topcon Corp.[a]	6,400	32,909

		624,985

HOME BUILDERS – 0.57%
Haseko Corp.[b]	104,000	117,717
PanaHome Corp.	8,000	50,881
Token Corp.	960	34,875

		203,473

Security	Shares	Value
HOME FURNISHINGS – 1.41%
Alpine Electronics Inc.	4,800	$46,311
Canon Electronics Inc.	2,400	41,291
Daiwa Industries Ltd.	8,000	43,206
Foster Electric Co. Ltd.	2,400	48,691
France Bed Holdings Co. Ltd.	16,000	26,217
Hitachi Maxell Ltd.	4,800	89,672
Juki Corp.	16,000	21,560
JVC KENWOOD Holdings Inc.[b]	78,400	43,948
Nidec Sankyo Corp.	8,000	46,828
Noritz Corp.	3,200	42,602
Pioneer Corp.[a,b]	16,000	51,744

		502,070

HOUSEHOLD PRODUCTS & WARES – 0.08%
Pilot Corp.	24	28,174

		28,174

HOUSEWARES – 0.41%
Noritake Co. Ltd.	16,000	56,573
Sangetsu Co. Ltd.	4,000	90,336

		146,909

INSURANCE – 0.03%
Fuji Fire & Marine Insurance Co. Ltd. (The)[b]	8,000	11,125

		11,125

INTERNET – 1.60%
Access Co. Ltd.[b]	24	64,550
CyberAgent Inc.	56	53,305
Dwango Co. Ltd.	8	13,859
eAccess Ltd.	136	100,426
En-Japan Inc.	16	19,318
GMO Internet Inc.	5,600	24,570
Gourmet Navigator Inc.	16	38,515
Internet Initiative Japan Inc.	16	38,394
kabu.com Securities Co. Ltd.	40	50,019
Kakaku.com Inc.	16	60,023
Monex Group Inc.	112	47,509
Opt Inc.	8	12,099
So-net Entertainment Corp.	16	32,047
VeriSign Japan K.K.	32	14,230

		568,864

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2009

Security	Shares	Value
IRON & STEEL – 1.33%
Aichi Steel Corp.	16,000	$68,647
Godo Steel Ltd.	16,000	39,325
Kyoei Steel Ltd.	1,600	38,290
Mitsubishi Steel Manufacturing Co. Ltd.	16,000	37,255
Nakayama Steel Works Ltd.	8,000	17,075
Nippon Metal Industry Co. Ltd.	16,000	35,703
Nippon Yakin Kogyo Co. Ltd.	12,000	70,371
Sanyo Special Steel Co. Ltd.	8,000	32,599
TOPY Industries Ltd.	24,000	60,281
Yodogawa Steel Works Ltd.	16,000	72,269

		471,815

LEISURE TIME – 1.50%
Accordia Golf Co. Ltd.	64	63,817
Daiichikosho Co. Ltd.	4,800	63,645
Fields Corp.	16	24,026
Heiwa Corp.	5,600	62,782
HIS Co. Ltd.	3,200	68,164
Mars Engineering Corp.	1,600	51,744
Mizuno Corp.	8,000	36,134
Pacific Golf Group International Holdings K.K.	56	40,446
Roland Corp.	2,400	28,200
Round One Corp.	4,800	43,672
Tokyo Dome Corp.	16,000	48,984

		531,614

LODGING – 0.10%
Fujita Kanko Inc.	8,000	34,668

		34,668

MACHINERY – 3.89%
Aida Engineering Ltd.	8,000	27,942
Chugai Ro Co. Ltd.	8,000	24,578
CKD Corp.	7,200	41,912
Daifuku Co. Ltd.	8,000	55,366
Daihen Corp.	16,000	66,059
Fuji Machine Manufacturing Co. Ltd.	4,800	67,008
Furukawa Co. Ltd.	32,000	46,569
Harmonic Drive Systems Inc.	8	21,077
Iseki & Co. Ltd.[b]	24,000	109,697
Komori Corp.	6,400	76,167
Makino Milling Machine Co. Ltd.	8,000	31,822

Security	Shares	Value
Max Co. Ltd.	8,000	$86,757
Miura Co. Ltd.	3,200	80,548
Modec Inc.	2,400	47,164
Nabtesco Corp.	8,000	89,344
Nippon Sharyo Ltd.	8,000	53,037
Nippon Thompson Co. Ltd.	8,000	49,157
Obara Corp.	1,600	12,936
Okuma Corp.	16,000	81,065
Shima Seiki Manufacturing Ltd.	2,400	56,013
Sintokogio Ltd.	6,400	53,261
Tadano Ltd.	8,000	39,411
Toshiba Machine Co. Ltd.	16,000	64,335
Toyo Kanetsu K.K.	16,000	32,254
Tsubakimoto Chain Co.	16,000	69,854

		1,383,333

MACHINERY - DIVERSIFIED – 0.51%
Ebara Corp.[b]	40,000	179,809

		179,809

MANUFACTURING – 1.62%
Amano Corp.	8,000	72,441
Glory Ltd.	6,400	143,502
Kureha Corp.	16,000	97,451
Nikkiso Co. Ltd.	8,000	63,300
Nitta Corp.	3,200	51,295
Tamron Co. Ltd.	1,600	21,198
Tenma Corp.	3,200	40,360
Tokai Rubber Industries Ltd.	3,200	39,670
Toyo Tanso Co. Ltd.	800	45,189

		574,406

MEDIA – 0.43%
Gakken Co. Ltd.	8,000	18,110
Kadokawa Group Holdings Inc.	2,400	55,366
SKY Perfect JSAT Holdings Inc.	160	64,938
Usen Corp.[b]	11,448	15,179

		153,593

METAL FABRICATE & HARDWARE – 1.57%
Kitz Corp.	8,000	36,479
Misumi Group Inc.	8,000	148,763
Nachi-Fujikoshi Corp.	24,000	55,624
Neturen Co. Ltd.	4,800	37,204
Oiles Corp.	4,080	67,425

40	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2009

Security	Shares	Value
Onoken Co. Ltd.	1,600	$16,454
Ryobi Ltd.	16,000	47,604
Tocalo Co. Ltd.	2,400	42,585
Toho Zinc Co. Ltd.	16,000	78,650
Yamezen Corp.	7,200	29,183

		559,971

MINING – 1.17%
Nippon Coke & Engineering Co. Ltd.	20,000	26,303
Nippon Denko Co. Ltd.	8,000	61,575
Nippon Light Metal Co. Ltd.[b]	64,000	73,821
Nittetsu Mining Co. Ltd.	8,000	39,325
Pacific Metals Co. Ltd.	16,000	134,706
Sumitomo Light Metal Industries Ltd.[b]	40,000	42,689
Toho Titanium Co. Ltd.	2,400	39,066

		417,485

OFFICE & BUSINESS EQUIPMENT – 0.11%
Canon Finetech Inc.	3,200	38,946

		38,946

OFFICE FURNISHINGS – 0.42%
Itoki Corp.	5,600	15,092
Kokuyo Co. Ltd.	9,600	87,136
Okamura Corp.	8,000	45,621

		147,849

OIL & GAS – 0.10%
AOC Holdings Inc.	4,800	37,255

		37,255

PACKAGING & CONTAINERS – 0.36%
FP Corp.	1,600	76,236
Fuji Seal International Inc.	2,400	51,071

		127,307

PHARMACEUTICALS – 2.90%
EPS Co. Ltd.	8	33,030
Kaken Pharmaceutical Co. Ltd.	8,000	73,304
Kobayashi Pharmaceutical Co. Ltd.	3,200	144,192
Miraca Holdings Inc.	5,600	162,087
Mochida Pharmaceutical Co. Ltd.	8,000	82,876
Nichi-Iko Pharmaceutical Co. Ltd.	2,400	83,566
Nippon Shinyaku Co. Ltd.	8,000	103,660
Rohto Pharmaceutical Co. Ltd.	8,000	102,711
Sawai Pharmaceutical Co. Ltd.	1,600	92,621

Security	Shares	Value
Seikagaku Corp.	4,000	$51,356
Toho Holdings Co. Ltd.	4,000	59,505
Towa Pharmaceutical Co. Ltd.	800	40,446

		1,029,354

REAL ESTATE – 1.10%
Daibiru Corp.	5,600	50,709
Daikyo Inc.[b]	24,000	62,610
Goldcrest Co. Ltd.	2,080	61,101
Heiwa Real Estate Co. Ltd.	20,000	70,070
Sankei Building Co. Ltd. (The)	3,200	24,906
Shoei Co. Ltd.	3,200	25,872
Sumitomo Real Estate Sales Co. Ltd.	800	34,582
TOC Co. Ltd.	8,000	38,463
Tokyu Livable Inc.	2,400	21,939

		390,252

REAL ESTATE INVESTMENT TRUSTS – 3.99%
DA Office Investment Corp.	24	76,296
Frontier Real Estate Investment Corp.	16	114,526
Fukuoka REIT Corp.	8	42,602
Global One Real Estate Investment Corp.	8	59,764
Hankyu REIT Inc.	8	37,255
Japan Excellent Inc.	16	78,305
Japan Logistics Fund Inc.	16	109,524
Kenedix Realty Investment Corp.	16	60,195
MID REIT Inc.	16	35,600
Mori Hills REIT Investment Corp.	8	30,787
MORI TRUST Sogo REIT Inc.	16	129,359
Nippon Accommodations Fund Inc.	16	88,309
Nippon Commercial Investment Corp.	32	57,677
Nippon Residential Investment Corp.	24	60,023
ORIX JREIT Inc.	24	125,220
Premier Investment Corp.	16	67,612
TOKYU REIT Inc.	16	90,724
Top REIT Inc.	16	66,749
United Urban Investment Corp.	16	89,517

		1,420,044

RETAIL – 9.66%
Alpen Co. Ltd.	800	13,548
Aoki Holdings Inc.	3,200	35,772
Aoyama Trading Co. Ltd.	6,400	119,010
Arcs Co. Ltd.	3,200	48,950
Askul Corp.	2,400	47,992

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2009

Security	Shares	Value
Autobacs Seven Co. Ltd.	4,000	$150,057
Best Denki Co. Ltd.	8,000	41,222
BIC Camera Inc.	72	28,951
Cawachi Ltd.	1,600	34,496
Chiyoda Co. Ltd.	3,200	45,051
Circle K Sunkus Co. Ltd.	4,800	78,288
Colowide Co. Ltd.	4,000	28,459
Culture Convenience Club Co. Ltd.[a]	9,600	71,199
Daiei Inc. (The)[a,b]	7,200	32,055
DCM Japan Holdings Co. Ltd.	7,200	48,665
Don Quijote Co. Ltd.	4,800	115,388
Doutor Nichires Holdings Co. Ltd.	4,800	72,596
Duskin Co. Ltd.	5,600	103,530
EDION Corp.	8,000	68,647
GEO Corp.	48	49,674
H2O Retailing Corp.	16,000	101,073
Heiwado Co. Ltd.	4,000	58,858
Izumi Co. Ltd.	6,400	93,622
Izumiya Co. Ltd.	8,000	49,157
Joshin Denki Co. Ltd.[a]	8,000	64,593
Keiyo Co. Ltd.	4,000	20,137
Kisoji Co. Ltd.	4,000	88,611
Kohnan Shoji Co. Ltd.	2,400	27,295
Komeri Co. Ltd.	3,200	85,377
K’s Holdings Corp.	4,000	123,107
Maruetsu Inc. (The)	8,000	40,878
Matsumotokiyoshi Co. Ltd.	4,800	120,821
Matsuya Co. Ltd.[a,b]	3,200	30,805
Megane Top Co. Ltd.	1,600	26,062
Nishimatsuya Chain Co. Ltd.	5,600	56,202
Nissen Holdings Co. Ltd.	5,600	18,714
Parco Co. Ltd.	8,000	79,340
Paris Miki Holdings Inc.	4,000	39,239
Plenus Co. Ltd.	3,200	47,466
Point Inc.	1,440	88,326
Right On Co. Ltd.	2,400	22,741
Ryohin Keikaku Co. Ltd.	2,400	109,955
Saizeriya Co. Ltd.	3,200	53,158
San-A & Co. Ltd.	800	31,132
Sankyo-Tateyama Holdings Inc.[b]	40,000	43,551
Seiko Corp.	8,000	21,732
Senshukai Co. Ltd.	4,800	33,789
Shimachu Co. Ltd.	4,800	113,577

Security	Shares	Value
St. Marc Holdings Co. Ltd.	800	$25,829
Sugi Pharmacy Co. Ltd.	3,200	73,476
Sundrug Co. Ltd.	3,200	82,445
Tsuruha Holdings Inc.	1,600	62,782
Valor Co. Ltd.	4,000	36,781
Watami Co. Ltd.	3,200	67,267
Xebio Co. Ltd.	2,400	52,390
Yoshinoya Holdings Co. Ltd.	48	58,988
Zensho Co. Ltd.	7,200	52,623

		3,435,449

SEMICONDUCTORS – 0.48%
Megachips Corp.	1,600	36,134
Mimasu Semiconductor Industry Co. Ltd.	2,400	33,219
NEC Electronics Corp.[b]	3,200	31,564
Sanken Electric Co. Ltd.	8,000	29,063
Shindengen Electric Manufacturing Co. Ltd.	16,000	39,325

		169,305

SHIPBUILDING – 0.50%
Hitachi Zosen Corp.[b]	84,000	112,284
Namura Shipbuilding Co. Ltd.	4,800	31,615
Sasebo Heavy Industries Co. Ltd.	16,000	33,978

		177,877

SOFTWARE – 1.42%
Capcom Co. Ltd.	4,800	94,691
Fuji Soft Inc.	3,200	60,747
Hitachi Software Engineering Co. Ltd.	3,200	91,069
Nihon Unisys Ltd.	6,400	54,986
NSD Co. Ltd.	4,000	42,559
Obic Business Consultants Co. Ltd.	800	38,808
Sumisho Computer Systems Corp.	2,400	39,946
Tecmo Koei Holdings Co. Ltd.[b]	2,400	20,128
Trans Cosmos Inc.[b]	3,200	36,462
Works Applications Co. Ltd.	40	26,260

		505,656

STORAGE & WAREHOUSING – 0.48%
Mitsui-Soko Co. Ltd.	16,000	62,265
Shibusawa Warehouse Co. Ltd. (The)	8,000	30,701
Sumitomo Warehouse Co. Ltd. (The)	16,000	78,133

		171,099

42	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2009

Security	Shares	Value
TELECOMMUNICATIONS – 1.22%
Denki Kogyo Co. Ltd.	8,000	$40,705
Hitachi Kokusai Electric Inc.	8,000	57,953
IT Holdings Corp.	8,048	114,172
Japan Radio Co. Ltd.	8,000	20,180
MTI Ltd.	8	18,723
Oki Electric Industry Co. Ltd.[b]	80,000	84,515
Okinawa Cellular Telephone Co.	16	31,822
Telepark Corp.	24	42,430
Uniden Corp.[b]	8,000	22,250

		432,750
TEXTILES – 1.15%
Daiwabo Holdings Co. Ltd.[a]	16,000	73,648
Kurabo Industries Ltd.	24,000	53,037
Nitto Boseki Co. Ltd.	32,000	63,472
Seiren Co. Ltd.	6,400	41,671
Toyobo Co. Ltd.	64,000	122,805
Unitika Ltd.[b]	56,000	54,331

		408,964
TOYS, GAMES & HOBBIES – 0.31%
Sanrio Co. Ltd.	4,800	42,533
Tomy Co. Ltd.	8,000	68,215

		110,748
TRANSPORTATION – 2.79%
Daiichi Chuo Kisen Kaishaa	16,000	44,155
Fukuyama Transporting Co. Ltd.	16,000	87,274
Hitachi Transport System Ltd.	4,800	65,145
Iino Kaiun Kaisha Ltd.	8,800	45,819
Inui Steamship Co. Ltd.	2,400	17,075
Kintetsu World Express Inc.	1,600	36,738
Nippon Konpo Unyu Soko Co. Ltd.	8,000	98,399
Nishi-Nippon Railroad Co. Ltd.	32,000	128,324
Sagami Railway Co. Ltd.	40,000	172,910
Sankyu Inc.	24,000	108,403
Seino Holdings Co. Ltd.	16,000	142,985
Shinwa Kaiun Kaisha Ltd.	8,000	22,164
Yusen Air & Sea Service Co. Ltd.	1,600	22,388

		991,779

TOTAL COMMON STOCKS
(Cost: $35,290,408)		35,482,160

Security	Shares	Value

SHORT-TERM INVESTMENTS – 2.38%

MONEY MARKET FUNDS – 2.38%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	733,632	$733,632
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21% [c,d,e]	103,490	103,490
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	6,946	6,946

		844,068

TOTAL SHORT-TERM INVESTMENTS
(Cost: $844,068)		844,068

TOTAL INVESTMENTS IN SECURITIES – 102.17%
(Cost: $36,134,476)		36,326,228

Other Assets, Less Liabilities – (2.17)%		(770,042)

NET ASSETS – 100.00%		$35,556,186

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI MALAYSIA INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.73%

AGRICULTURE – 12.05%
British American Tobacco (Malaysia) Bhd	978,600	$12,755,286
Genting Plantations Bhd	1,537,800	2,576,465
IOI Corp. Bhd	23,486,430	34,080,834
Kuala Lumpur Kepong Bhd	3,285,300	12,407,920

		61,820,505

AIRLINES – 1.04%
AirAsia Bhd[a]	7,269,600	2,828,156
Malaysian Airline System Bhd[a]	2,796,000	2,501,036

		5,329,192

AUTO PARTS & EQUIPMENT – 1.29%
UMW Holdings Bhd	3,774,600	6,613,455

		6,613,455

BANKS – 25.54%
Alliance Financial Group Bhd	6,360,900	4,317,067
AMMB Holdings Bhd	12,092,737	14,113,630
Bumiputra-Commerce Holdings Bhd	13,490,732	38,118,070
Hong Leong Bank Bhd	3,215,400	5,478,461
Malayan Banking Bhd	24,185,420	44,710,233
Public Bank Bhd Foreign	7,199,700	20,342,756
RHB Capital Bhd	2,935,800	3,943,301

		131,023,518

BUILDING MATERIALS – 0.79%
Lafarge Malayan Cement Bhd	2,306,760	4,061,312

		4,061,312

COMMERCIAL SERVICES – 1.91%
PLUS Expressways Bhd	10,205,400	9,795,329

		9,795,329

DIVERSIFIED FINANCIAL SERVICES – 1.52%
Bursa Malaysia Bhd	2,306,700	5,109,260
Hong Leong Financial Group Bhd	1,817,400	2,683,652

		7,792,912

ELECTRIC – 7.64%
Tenaga Nasional Bhd	13,350,950	30,405,969
YTL Power International Bhd	14,049,975	8,817,392

		39,223,361

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 6.42%
Gamuda Bhd	10,974,300	$9,567,259
IJM Corp. Bhd	5,452,200	9,258,599
MMC Corp. Bhd	5,172,600	3,451,827
YTL Corp. Bhd	5,102,788	10,664,921

		32,942,606

ENTERTAINMENT – 2.40%
Berjaya Sports Toto Bhd	5,102,750	6,216,328
Tanjong PLC	1,398,000	6,081,886

		12,298,214

FOOD – 3.09%
PPB Group Bhd	3,634,866	15,875,121

		15,875,121

GAS – 1.81%
Petronas Gas Bhd	3,355,200	9,270,509

		9,270,509

HOLDING COMPANIES - DIVERSIFIED – 9.35%
Sime Darby Bhd	20,477,282	47,973,187

		47,973,187

IRON & STEEL – 1.05%
Parkson Holdings Bhd	3,564,900	5,395,688

		5,395,688

LODGING – 9.01%
Genting Bhd	15,168,300	28,773,035
Genting Malaysia Bhd	22,018,500	17,444,729

		46,217,764

MEDIA – 0.63%
Astro All Asia Networks PLC	3,285,300	3,246,584

		3,246,584

OIL & GAS – 0.80%
Petronas Dagangan Bhd	1,677,600	4,106,464

		4,106,464

REAL ESTATE – 2.57%
IGB Corp. Bhd	6,081,300	3,125,700
KLCC Property Holdings Bhd	3,215,400	3,013,153
SP Setia Bhd	5,522,100	7,025,134

		13,163,987

44	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MALAYSIA INDEX FUND

August 31, 2009

Security	Shares	Value
TELECOMMUNICATIONS – 7.14%
Axiata Group Bhd[a]	17,265,300	$15,443,900
DiGi.Com Bhd	2,376,600	14,914,911
Telekom Malaysia Bhd	7,059,900	6,254,973

		36,613,784

TRANSPORTATION – 3.68%
MISC Bhd Foreign	7,619,100	18,866,549

		18,866,549

TOTAL COMMON STOCKS (Cost: $316,242,208)		511,630,041

SHORT-TERM INVESTMENTS – 0.02%

MONEY MARKET FUNDS – 0.02%
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[b,c]	104,102	104,102

		104,102

TOTAL SHORT-TERM INVESTMENTS
(Cost: $104,102)		104,102

TOTAL INVESTMENTS IN SECURITIES – 99.75% (Cost: $316,346,310)		511,734,143

Other Assets, Less Liabilities – 0.25%		1,265,506

NET ASSETS – 100.00%		$512,999,649

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.03%

AUSTRALIA – 67.04%
AGL Energy Ltd.	1,396,890	$16,439,968
Alumina Ltd.	7,629,498	10,741,521
Amcor Ltd.	3,726,659	18,127,954
AMP Ltd.	6,227,406	33,390,093
Aristocrat Leisure Ltd.	1,191,564	4,641,012
Arrow Energy Ltd.[a]	1,780,614	6,890,263
Asciano Group[a]	8,259,552	11,071,512
ASX Ltd.	532,746	14,866,253
Australia and New Zealand Banking Group Ltd.	7,219,152	129,573,199
AXA Asia Pacific Holdings Ltd.	3,156,696	11,443,386
Bendigo and Adelaide Bank Ltd.	930,852	6,513,465
Bendigo and Adelaide Bank Ltd. New[a]	76,304	524,274
BGP Holdings PLC[b]	27,004,595	3,875
BHP Billiton Ltd.	10,390,536	322,358,482
Billabong International Ltd.	613,243	5,428,442
BlueScope Steel Ltd.	5,649,372	13,621,331
Boral Ltd.	1,842,732	8,994,853
Brambles Ltd.	4,321,332	27,068,225
Caltex Australia Ltd.	418,302	4,362,274
CFS Retail Property Trust	5,402,736	8,654,076
Coca-Cola Amatil Ltd.[c]	1,730,430	14,457,095
Cochlear Ltd.	175,338	8,317,758
Commonwealth Bank of Australia	4,684,248	181,656,543
Computershare Ltd.	1,386,486	11,817,347
Crown Ltd.	1,460,538	9,739,635
CSL Ltd.	1,867,212	50,703,471
CSR Ltd.	3,908,844	6,722,516
Dexus Property Group	14,094,621	8,852,440
Energy Resources of Australia Ltd.	211,752	4,641,456
Fairfax Media Ltd.[c]	6,582,978	8,158,176
Fortescue Metals Group Ltd.[a]	3,811,536	14,170,721
Foster’s Group Ltd.	5,974,650	27,602,369
Goodman Fielder Ltd.	3,963,312	5,145,556
Goodman Group	18,262,080	9,545,425

Security	Shares	Value
GPT Group	26,909,640	$13,951,996
Harvey Norman Holdings Ltd.[c]	1,686,978	5,603,495
Incitec Pivot Ltd.	4,974,336	12,622,778
Insurance Australia Group Ltd.	6,370,308	19,226,348
James Hardie Industries NVa	1,339,668	7,849,379
Leighton Holdings Ltd.	463,284	14,431,620
Lend Lease Corp. Ltd.	1,359,864	10,810,866
Lion Nathan Ltd.	914,022	9,100,387
Macquarie Airports	2,116,602	4,568,067
Macquarie Group Ltd.[c]	938,502	40,193,169
Macquarie Infrastructure Group	7,113,582	7,976,150
Metcash Ltd.	2,386,188	8,609,972
Mirvac Group	7,903,674	9,861,525
National Australia Bank Ltd.	5,941,296	142,650,897
Newcrest Mining Ltd.	1,496,952	37,872,782
Nufarm Ltd.	528,156	4,768,755
OneSteel Ltd.	4,113,252	11,269,951
Orica Ltd.	1,112,004	21,168,185
Origin Energy Ltd.	2,712,996	35,016,899
OZ Minerals Ltd.[a]	9,747,630	8,710,804
Paladin Energy Ltd.[a]	1,757,970	6,817,460
Perpetual Ltd.	115,362	4,002,082
Qantas Airways Ltd.	3,265,326	6,964,668
QBE Insurance Group Ltd.	3,101,922	59,832,924
Rio Tinto Ltd.	1,349,154	63,819,754
Santos Ltd.	2,537,658	33,802,087
Sims Metal Management Ltd.	457,164	8,953,123
Sonic Healthcare Ltd.	1,128,528	13,300,649
SP AusNet	3,953,644	2,566,502
Stockland Corp. Ltd.	7,113,888	22,670,033
Suncorp-Metway Ltd.	3,899,970	25,744,020
Tabcorp Holdings Ltd.	1,823,454	10,315,034
Tatts Group Ltd.	3,803,886	7,953,028
Telstra Corp. Ltd.	13,691,970	37,630,230
Toll Holdings Ltd.	2,052,648	13,791,965
Transurban Group	3,613,554	12,307,483
Wesfarmers Ltd.	3,108,042	65,846,501
Wesfarmers Ltd. Partially Protected	469,412	10,012,166
Westfield Group	6,325,938	67,516,819
Westpac Banking Corp.	9,015,984	185,234,550
Woodside Petroleum Ltd.	1,529,388	63,178,177

46	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2009

Security	Shares	Value
Woolworths Ltd.	3,832,956	$90,543,087
WorleyParsons Ltd.	510,714	12,257,970

		2,267,569,303

HONG KONG – 19.49%
ASM Pacific Technology Ltd.	612,000	3,920,420
Bank of East Asia Ltd.	4,528,920	14,608,194
BOC Hong Kong (Holdings) Ltd.	11,475,000	23,007,296
Cathay Pacific Airways Ltd.[a]	3,366,000	4,881,376
Cheung Kong (Holdings) Ltd.[c]	4,284,000	50,823,324
Cheung Kong Infrastructure Holdings Ltd.	1,530,000	5,566,759
Chinese Estates Holdings Ltd.	2,142,000	3,940,949
CLP Holdings Ltd.	6,273,000	42,005,341
Esprit Holdings Ltd.	3,457,800	21,035,045
Foxconn International Holdings Ltd.[a]	6,732,000	4,134,404
Hang Lung Group Ltd.	2,448,000	11,275,648
Hang Lung Properties Ltd.	6,426,736	20,024,859
Hang Seng Bank Ltd.	2,356,200	33,470,434
Henderson Land Development Co. Ltd.	3,366,056	19,782,063
Hong Kong Aircraft Engineering Co. Ltd.	244,800	2,864,709
Hong Kong and China Gas Co. Ltd. (The)	12,240,661	26,500,783
Hong Kong Exchanges and Clearing Ltd.	3,213,000	55,963,693
Hongkong Electric Holdings Ltd.	4,284,000	23,933,115
Hopewell Holdings Ltd.	1,836,000	5,554,915
Hutchison Whampoa Ltd.	6,732,000	47,337,191
Hysan Development Co. Ltd.	1,836,000	4,306,540
Kerry Properties Ltd.	2,295,000	10,867,024
Li & Fung Ltd.	6,733,600	22,371,053
Lifestyle International Holdings Ltd.	2,142,000	3,051,058
Link REIT (The)	6,732,000	14,835,215
Mongolia Energy Corp. Ltd.[a]	9,180,000	3,257,146
MTR Corp. Ltd.[c]	4,437,000	14,912,794
New World Development Co. Ltd.	7,650,941	15,438,798
NWS Holdings Ltd.	2,448,000	4,769,252

Security	Shares	Value
Orient Overseas International Ltd.	612,000	$2,874,185
PCCW Ltd.	11,322,000	2,936,169
Shangri-La Asia Ltd.	4,284,000	6,301,097
Sino Land Co. Ltd.	5,508,000	9,409,007
Sun Hung Kai Properties Ltd.[c]	4,284,000	57,981,150
Swire Pacific Ltd. Class A	2,295,000	23,940,025
Television Broadcasts Ltd.	918,000	3,914,498
Wharf (Holdings) Ltd. (The)	4,284,000	19,207,292
Wheelock and Co. Ltd.	2,754,000	7,408,527
Wing Hang Bank Ltd.	612,000	5,527,278
Yue Yuen Industrial Holdings Ltd.	1,989,000	5,247,953

		659,186,579

NEW ZEALAND – 0.93%
Auckland International Airport Ltd.	2,596,104	3,079,882
Contact Energy Ltd.	950,130	4,072,198
Fletcher Building Ltd.	1,796,220	9,681,617
Sky City Entertainment Group Ltd.	1,675,832	3,746,398
Telecom Corp. of New Zealand Ltd.	5,836,950	11,007,393

		31,587,488

SINGAPORE – 11.57%
Ascendas Real Estate Investment Trust	3,978,813	4,555,735
CapitaLand Ltd.[c]	7,956,000	20,482,814
CapitaMall Trust Management Ltd.	7,038,781	7,961,704
City Developments Ltd.	1,530,000	10,553,555
ComfortDelGro Corp. Ltd.	5,814,000	6,253,565
COSCO Corp. (Singapore) Ltd.[c]	3,060,104	2,654,405
DBS Group Holdings Ltd.	5,202,000	45,628,729
Fraser and Neave Ltd.	3,060,150	8,175,690
Genting Singapore PLC[a,c]	11,934,000	8,364,276
Golden Agri-Resources Ltd.[a]	20,743,987	6,837,649
Jardine Cycle & Carriage Ltd.	372,000	5,988,966
Keppel Corp. Ltd.	3,978,000	21,007,307
Neptune Orient Lines Ltd.[c]	2,754,750	3,077,719
Noble Group Ltd.[c]	4,284,400	6,302,993
Olam International Ltd.[c]	3,672,600	6,269,454

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2009

Security	Shares	Value
Oversea-Chinese Banking Corp. Ltd.[c]	7,956,600	$42,735,564
SembCorp Industries Ltd.	3,060,240	6,816,814
SembCorp Marine Ltd.	2,448,200	5,249,601
Singapore Airlines Ltd.	1,530,800	13,660,933
Singapore Airport Terminal Services Ltd.	1,318,964	2,260,741
Singapore Exchange Ltd.[c]	2,754,000	15,976,850
Singapore Press Holdings Ltd.[c]	4,896,517	12,436,246
Singapore Technologies Engineering Ltd.[c]	3,978,000	7,149,662
Singapore Telecommunications Ltd.	24,786,328	54,008,584
StarHub Ltd.	1,836,000	2,802,956
United Overseas Bank Ltd.	3,672,000	42,553,971
UOL Group Ltd.	1,530,000	3,641,719
Wilmar International Ltd.[c]	3,978,000	18,053,586

		391,461,788

TOTAL COMMON STOCKS (Cost: $3,054,146,100)		3,349,805,158

SHORT-TERM INVESTMENTS – 4.51%

MONEY MARKET FUNDS – 4.51%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[d,e,f]	133,594,273	133,594,273
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21% [d,e,f]	18,845,577	18,845,577
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08% [d,e]	209,734	209,734

		152,649,584

TOTAL SHORT-TERM INVESTMENTS
(Cost: $152,649,584)		152,649,584

Security	Value
TOTAL INVESTMENTS IN SECURITIES – 103.54% (Cost: $3,206,795,684)	$3,502,454,742

Other Assets, Less Liabilities – (3.54)%	(119,901,123)

NET ASSETS – 100.00%	$3,382,553,619

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SINGAPORE INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.22%

AGRICULTURE – 6.17%
Golden Agri-Resources Ltd.[a]	68,202,628	$22,481,002
Wilmar International Ltd.[b]	12,630,000	57,319,455

		79,800,457

AIRLINES – 3.69%
Singapore Airlines Ltd.[b]	5,352,467	47,765,675

		47,765,675

BANKS – 33.78%
DBS Group Holdings Ltd.	17,682,500	155,099,962
Oversea-Chinese Banking Corp. Ltd.[b]	25,260,000	135,673,571
United Overseas Bank Ltd.	12,630,000	146,366,191

		437,139,724

BEVERAGES – 2.09%
Fraser and Neave Ltd.	10,104,000	26,994,483

		26,994,483

DISTRIBUTION & WHOLESALE – 1.57%
Jardine Cycle & Carriage Ltd.	1,263,000	20,333,507

		20,333,507

DIVERSIFIED FINANCIAL SERVICES – 3.96%
Singapore Exchange Ltd.	8,841,000	51,289,518

		51,289,518

ENGINEERING & CONSTRUCTION – 4.40%
SembCorp Industries Ltd.	11,367,000	25,320,475
Singapore Airport Terminal Services Ltd.	3,907,300	6,697,222
Singapore Technologies Engineering Ltd.[b]	13,893,000	24,969,897

		56,987,594

FOOD – 1.67%
Olam International Ltd.[b]	12,630,000	21,560,529

		21,560,529

HOLDING COMPANIES - DIVERSIFIED – 6.22%
Keppel Corp. Ltd.	11,367,000	60,027,667
Noble Group Ltd.[b]	13,893,000	20,438,680

		80,466,347

MEDIA – 3.22%
Singapore Press Holdings Ltd.[b]	16,419,000	41,701,218

		41,701,218

Security	Shares	Value
REAL ESTATE – 10.41%
CapitaLand Ltd.[b]	23,094,000	$59,455,772
City Developments Ltd.[b]	5,052,000	34,847,424
Genting Singapore PLC[a,b]	40,416,000	28,326,678
UOL Group Ltd.	5,052,000	12,024,815

		134,654,689

REAL ESTATE INVESTMENT TRUSTS – 3.10%
Ascendas Real Estate Investment Trust	12,630,335	14,461,714
CapitaMall Trust Management Ltd.	22,734,800	25,715,779

		40,177,493

SHIPBUILDING – 1.46%
SembCorp Marine Ltd.[b]	8,841,000	18,957,489

		18,957,489

TELECOMMUNICATIONS – 14.36%
Singapore Telecommunications Ltd.	80,832,568	176,131,476
StarHub Ltd.	6,315,000	9,640,887

		185,772,363

TRANSPORTATION – 3.12%
ComfortDelGro Corp. Ltd.	20,208,000	21,735,818
COSCO Corp. (Singapore) Ltd.[b]	10,104,000	8,764,443
Neptune Orient Lines Ltd.[b]	8,841,499	9,878,084

		40,378,345

TOTAL COMMON STOCKS (Cost: $1,406,535,547)		1,283,979,431

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE INDEX FUND

August 31, 2009

Security	Shares	Value

SHORT-TERM INVESTMENTS – 21.07%

MONEY MARKET FUNDS – 21.07%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	238,501,923	$238,501,923
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21% [c,d,e]	33,644,454	33,644,454
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	477,170	477,170

		272,623,547

TOTAL SHORT-TERM INVESTMENTS (Cost: $272,623,547)		272,623,547

TOTAL INVESTMENTS IN SECURITIES – 120.29% (Cost: $1,679,159,094)		1,556,602,978

Other Assets, Less Liabilities – (20.29)%		(262,564,406)

NET ASSETS – 100.00%		$1,294,038,572

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 97.08%

AGRICULTURE – 1.67%
KT&G Corp.	742,306	$40,000,956

		40,000,956

AIRLINES – 0.34%
Korean Air Co. Ltd.[a]	239,822	8,026,711

		8,026,711

AUTO MANUFACTURERS – 4.42%
Hyundai Motor Co. Ltd.[b]	1,034,652	87,815,767
Kia Motors Corp.[a,b]	1,347,560	18,235,058

		106,050,825

AUTO PARTS & EQUIPMENT – 2.24%
Hankook Tire Co. Ltd.	502,480	8,931,905
Hyundai Mobis	422,546	44,829,326

		53,761,231

BANKS – 1.92%
Busan Bank	1,062,062	9,566,977
Daegu Bank	799,400	9,313,212
Industrial Bank of Korea[a]	1,084,900	11,727,240
Korea Exchange Bank[b]	1,724,420	15,395,374

		46,002,803

BEVERAGES – 0.19%
Hite Brewery Co. Ltd.[b]	35,402	4,634,660

		4,634,660

BIOTECHNOLOGY – 0.20%
Celltrion Inc.[a,b]	359,730	4,853,431

		4,853,431

CHEMICALS – 3.74%
Hanwha Chemical Corp.	513,900	5,349,267
Honam Petrochemical Corp.[b]	91,360	6,861,693
KCC Corp.	34,260	8,723,420
Korea Zinc Co. Ltd.[b]	57,100	6,240,812
LG Chem Ltd.	308,345	46,539,381
OCI Co. Ltd.[b]	79,940	15,970,078

		89,684,651

COMMERCIAL SERVICES – 0.19%
S1 Corp.	114,208	4,608,922

		4,608,922

Security	Shares	Value
COSMETICS & PERSONAL CARE – 0.56%
AmorePacific Corp.[b]	22,840	$13,313,730

		13,313,730

DISTRIBUTION & WHOLESALE – 2.99%
Daewoo International Corp.[b]	331,189	7,650,575
Hanwha Corp.[b]	319,760	11,214,259
Hyosung Corp.[b]	148,465	10,734,558
Samsung C&T Corp.	833,660	37,380,863
SK Networks Co. Ltd.	491,060	4,836,286

		71,816,541

DIVERSIFIED FINANCIAL SERVICES – 13.15%
Daewoo Securities Co. Ltd.[b]	822,240	15,109,623
Hana Financial Group Inc.[b]	1,267,621	33,240,922
Hyundai Securities Co. Ltd.	799,407	10,689,484
KB Financial Group Inc.[a]	2,181,224	89,945,581
Korea Investment Holdings Co. Ltd.	251,245	7,201,995
Mirae Asset Securities Co. Ltd.[b]	148,469	8,678,226
Samsung Card Co. Ltd.	251,245	10,259,825
Samsung Securities Co.[b]	331,180	19,835,266
Shinhan Financial Group Co. Ltd.[a]	2,683,707	88,103,120
Tong Yang Securities Inc.	468,220	6,092,221
Woori Finance Holdings Co. Ltd.[a]	1,621,640	18,243,288
Woori Investment & Securities Co. Ltd.	571,000	8,001,041

		315,400,592

ELECTRIC – 1.79%
Korea Electric Power Corp.[a,b]	1,713,000	42,999,880

		42,999,880

ELECTRICAL COMPONENTS & EQUIPMENT – 3.71%
LG Electronics Inc.[b]	628,106	71,918,615
LS Corp.	114,200	7,552,983
LS Industrial Systems Co. Ltd.	103,922	6,698,471
Taihan Electric Wire Co. Ltd.[b]	148,460	2,716,239

		88,886,308

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2009

Security	Shares	Value
ELECTRONICS – 4.23%
LG Display Co. Ltd.[b]	1,553,122	$45,888,543
Samsung Electro-Mechanics Co. Ltd.	399,700	28,579,718
Samsung SDI Co. Ltd.[b]	228,400	27,066,378

		101,534,639

ENGINEERING & CONSTRUCTION – 3.41%
Daelim Industrial Co. Ltd.	182,720	10,548,572
Daewoo Engineering & Construction Co. Ltd.[b]	765,144	8,577,161
Doosan Heavy Industries & Construction Co. Ltd.[b]	205,560	10,435,186
GS Engineering & Construction Corp.	239,820	18,376,791
Hanjin Heavy Industries & Construction Co. Ltd.[b]	205,564	4,542,851
Hyundai Engineering & Construction Co. Inc.[b]	331,188	15,964,062
Samsung Engineering Co. Ltd.	205,560	13,364,939

		81,809,562

ENVIRONMENTAL CONTROL – 0.37%
Woongjin Coway Co. Ltd.[b]	319,760	8,845,951

		8,845,951

FOOD – 0.41%
CJ CheilJedang Corp.	52,532	7,024,457
Lotte Confectionery Co. Ltd.[b]	3,500	2,903,355

		9,927,812

GAS – 0.27%
Korea Gas Corp.	159,880	6,413,634

		6,413,634

HOLDING COMPANIES - DIVERSIFIED – 1.97%
GS Holdings Corp.[b]	342,600	9,052,606
LG Corp.[b]	628,101	38,272,469

		47,325,075

HOME BUILDERS – 0.57%
Hyundai Development Co.[b]	376,867	13,760,217

		13,760,217

HOUSEHOLD PRODUCTS & WARES – 0.41%
LG Household & Health Care Ltd.[b]	57,100	9,898,431

		9,898,431

Security	Shares	Value
INSURANCE – 2.21%
Dongbu Insurance Co. Ltd.	262,660	$7,991,897
Samsung Fire & Marine Insurance Co. Ltd.	251,245	45,062,759

		53,054,656

INTERNET – 2.28%
LG Dacom Corp.	274,080	4,038,011
NCsoft Corp.[b]	89,076	9,771,328
NHN Corp.[a,b]	271,796	36,996,813
SK Broadband Co. Ltd.[a]	970,703	3,979,501

		54,785,653

IRON & STEEL – 7.90%
Dongkuk Steel Mill Co. Ltd.	251,241	5,874,159
Hyundai Steel Co.[b]	365,445	23,204,251
POSCO	433,960	160,359,148

		189,437,558

LODGING – 0.36%
Kangwon Land Inc.	650,942	8,600,002

		8,600,002

MACHINERY – 0.29%
Doosan Infracore Co. Ltd.[b]	502,480	7,061,033

		7,061,033

MANUFACTURING – 0.74%
Cheil Industries Inc.	319,760	13,108,905
Doosan Corp.[b]	68,520	4,570,195

		17,679,100

METAL PROCESSORS & FABRICATORS – 0.13%
Taewoong Co. Ltd.[b]	49,106	3,165,212

		3,165,212

OIL & GAS – 2.47%
SK Corp.[b]	159,884	13,442,085
SK Energy Co. Ltd.	399,702	32,164,346
S-Oil Corp.	296,920	13,670,350

		59,276,781

PHARMACEUTICALS – 0.38%
Yuhan Corp.[b]	58,242	9,023,803

		9,023,803

52	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2009

Security	Shares	Value
RETAIL – 2.48%
Hyundai Department Store Co. Ltd.	102,780	$7,867,538
Lotte Shopping Co. Ltd.	57,105	13,008,546
Shinsegae Co. Ltd.[b]	92,860	38,515,078

		59,391,162

SEMICONDUCTORS – 22.06%
Hynix Semiconductor Inc.[a,b]	3,140,500	55,195,752
Samsung Electronics Co. Ltd.	742,300	458,253,903
Samsung Techwin Co. Ltd.	251,241	15,651,013

		529,100,668

SHIPBUILDING – 3.50%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[b]	639,520	10,241,332
Hyundai Heavy Industries Co. Ltd.[b]	251,240	38,322,700
Hyundai Mipo Dockyard Co. Ltd.	68,520	6,775,739
Samsung Heavy Industries Co. Ltd.[b]	1,073,480	25,227,511
STX Offshore & Shipbuilding Co. Ltd.[b]	285,500	3,394,727

		83,962,009

TELECOMMUNICATIONS – 2.89%
KT Corp.	639,522	19,970,661
KT Corp. SP ADR[b]	427,108	6,650,072
LG Telecom Ltd.	913,603	5,705,904
SKTelecom Co. Ltd.	159,880	22,402,915
SKTelecom Co. Ltd. SP ADR	932,575	14,510,867

		69,240,419

TRANSPORTATION – 0.64%
Hanjin Shipping Co. Ltd.[b]	388,280	6,746,478
Korea Express Co. Ltd.[a,b]	44,538	2,492,759
STX Pan Ocean Co. Ltd.[b]	685,230	6,090,202

		15,329,439

TOTAL COMMON STOCKS (Cost: $1,539,016,920)		2,328,664,057

Security	Shares	Value
PREFERRED STOCKS – 2.84%

AUTO MANUFACTURERS – 0.37%
Hyundai Motor Co. Ltd.[b]	251,240	$8,801,145

		8,801,145

ELECTRICAL COMPONENTS & EQUIPMENT – 0.22%
LG Electronics Inc.[b]	114,206	5,331,259

		5,331,259

SEMICONDUCTORS – 2.25%
Samsung Electronics Co. Ltd.[b]	137,040	53,931,588

		53,931,588

TOTAL PREFERRED STOCKS (Cost: $49,174,572)		68,063,992

SHORT-TERM INVESTMENTS – 9.24%

MONEY MARKET FUNDS – 9.24%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	191,437,649	191,437,649
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21% [c,d,e]	27,005,297	27,005,297
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08% [c,d]	3,124,083	3,124,083

		221,567,029

TOTAL SHORT-TERM INVESTMENTS
(Cost: $221,567,029)		221,567,029

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2009

Value
TOTAL INVESTMENTS IN SECURITIES – 109.16%
(Cost: $1,809,758,521)	$2,618,295,078

Other Assets, Less Liabilities – (9.16)%	(219,745,067)

NET ASSETS – 100.00%	$2,398,550,011

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

54	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 98.92%

AIRLINES – 0.30%
China Airlines Ltd.[a]	19,390,588	$4,565,402
EVA Airways Corp.[a]	19,418,396	4,459,863

		9,025,265

APPAREL – 0.59%
Pou Chen Corp.	23,579,023	14,613,099
Ruentex Industries Ltd.[a]	2,774,000	3,219,261

		17,832,360

AUTO MANUFACTURERS – 0.24%
Yulon Motor Co. Ltd.	8,322,362	7,281,577

		7,281,577

AUTO PARTS & EQUIPMENT – 0.52%
Cheng Shin Rubber Industry Co. Ltd.	8,322,892	15,878,894

		15,878,894

BANKS – 6.42%
Chang Hwa Commercial Bank Ltd.	45,771,446	19,119,815
Chinatrust Financial Holding Co. Ltd.	81,833,342	45,495,425
E.Sun Financial Holding Co. Ltd.[a]	31,427,060	9,738,460
First Financial Holding Co. Ltd.	47,158,816	25,573,341
Hua Nan Financial Holdings Co. Ltd.	33,288,428	18,102,254
Mega Financial Holding Co. Ltd.	77,672,136	38,698,617
Taishin Financial Holdings Co. Ltd.[a]	40,223,439	13,319,627
Taiwan Business Bank[a]	20,805,000	4,866,815
Taiwan Cooperative Bank Ltd.	36,062,650	19,884,772

		194,799,126

BUILDING MATERIALS – 1.84%
Asia Cement Corp.	17,143,236	18,280,424
Taiwan Cement Corp.	29,127,558	31,590,656
Taiwan Glass Industrial Corp.	9,709,791	6,047,141

		55,918,221

Security	Shares	Value
CHEMICALS – 7.23%
Eternal Chemical Co. Ltd.	7,002,916	$6,073,952
Formosa Chemicals & Fibre Corp.	27,740,204	48,626,366
Formosa Plastics Corp.	38,836,768	69,847,543
Nan Ya Plastic Corp.	51,427,860	71,634,815
Taiwan Fertilizer Co. Ltd.	6,935,000	20,099,312
TSRC Corp.	2,774,000	3,189,765

		219,471,753

COMMERCIAL SERVICES – 0.13%
Taiwan Secom Co. Ltd.	2,774,610	4,075,536

		4,075,536

COMPUTERS – 11.87%
Acer Inc.	25,210,781	57,442,577
Advantech Co. Ltd.	2,787,883	4,488,867
Chicony Electronics Co. Ltd.	4,161,015	9,961,204
Clevo Co.[a]	4,366,300	5,339,072
CMC Magnetics Corp.[a]	27,740,400	6,025,667
Compal Electronics Inc.	36,242,399	36,554,544
Foxconn Technology Co. Ltd.	5,548,300	14,158,772
HTC Corp.	6,935,077	69,737,381
Innolux Display Corp.	20,805,189	23,291,395
Inotera Memories Inc.[a]	15,257,000	8,574,864
Inventec Co. Ltd.	16,780,717	9,278,296
Lite-On Technology Corp.	20,909,772	23,440,237
MiTAC International Corp.	9,709,585	3,952,681
Qisda Corp.[a]	15,257,211	7,045,391
Quanta Computer Inc.	22,192,240	45,980,306
Wistron Corp.	18,031,755	34,949,827

		360,221,081

DIVERSIFIED FINANCIAL SERVICES – 4.26%
Capital Securities Corp.[a]	8,322,000	3,463,655
Fubon Financial Holding Co. Ltd.[a]	44,384,000	41,462,732
KGI Securities Co. Ltd.	27,740,000	11,714,064
Polaris Securities Co. Ltd.[a]	20,805,991	10,081,739
SinoPac Financial Holdings Co. Ltd.[a]	56,867,193	17,051,606
Yuanta Financial Holding Co. Ltd.	73,511,076	45,446,824

		129,220,620

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2009

Security	Shares	Value
ELECTRICAL COMPONENTS & EQUIPMENT – 2.49%
Delta Electronics Inc.	16,644,180	$44,497,071
Pacific Electric Wire & Cable Co. Ltd.[b]	197	–
Simplo Technology Co. Ltd.	1,524,300	6,876,750
Tatung Co. Ltd.[a]	36,062,120	7,679,901
Walsin Lihwa Corp.[a]	27,740,069	9,143,735
Young Fast
Optoelectronics Co. Ltd.	700,000	7,368,645

		75,566,102

ELECTRONICS – 17.89%
ASUSTeK Computer Inc.	37,449,803	59,616,596
AU Optronics Corp.	74,285,830	74,925,631
Cheng Uei Precision Industry Co. Ltd.	4,161,871	7,801,177
Chi Mei Optoelectronics Corp.[a]	47,158,629	23,137,693
Chunghwa Picture Tubes Ltd.[a]	95,703,105	10,612,196
Coretronic Corp.	5,548,000	6,404,812
HannStar Display Corp.[a]	47,158,675	9,885,463
Hon Hai Precision Industry Co. Ltd.	76,350,827	257,467,889
Kinsus Interconnect Technology Corp.	2,774,043	5,772,848
Micro-Star International Co. Ltd.	8,322,855	5,170,732
Nan Ya Printed Circuit Board Corp.	1,415,453	4,622,642
Phison Electronics Corp.	1,387,968	9,698,256
Pixart Imaging Inc.	1,400,682	10,233,895
Prime View International Co. Ltd.	3,087,000	4,736,029
Synnex Technology International Corp.	10,676,952	18,650,973
Tripod Technology Corp.	4,202,488	9,345,529
Unimicron Technology Corp.	8,322,794	8,761,102
Wintek Corp.[a]	9,709,000	7,108,499
WPG Holdings Co. Ltd.	6,935,000	8,954,096
Ya Hsin Industrial Co. Ltd.[b]	6,845,461	21

		542,906,079

ENERGY - ALTERNATE SOURCES – 0.23%
Motech Industries Inc.	2,774,403	6,936,745

		6,936,745

Security	Shares	Value
FOOD – 1.14%
Uni-President Enterprises Co.	33,305,567	$34,503,056

		34,503,056

HOME FURNISHINGS – 0.21%
Teco Electric and Machinery Co. Ltd.	15,257,092	6,280,546

		6,280,546

INSURANCE – 3.26%
Cathay Financial Holding Co. Ltd.[a]	58,254,200	81,497,301
Shin Kong Financial Holding Co. Ltd.[a]	51,319,490	17,617,615

		99,114,916

INVESTMENT COMPANIES – 0.73%
China Development Financial Holding Corp.[a]	95,703,496	22,067,642

		22,067,642

IRON & STEEL – 3.40%
China Steel Corp.	98,477,902	89,453,292
Feng Hsin Iron & Steel Co. Ltd.	4,161,050	6,560,797
Tung Ho Steel Enterprise Corp.	7,142,300	7,290,607

		103,304,696

LEISURE TIME – 0.19%
Giant Manufacturing Co. Ltd.	2,230,800	5,706,359

		5,706,359

MANUFACTURING – 0.56%
Largan Precision Co. Ltd.	1,387,794	16,864,418

		16,864,418

METAL FABRICATE & HARDWARE – 0.35%
Catcher Technology Co. Ltd.	4,161,130	10,745,251

		10,745,251

OIL & GAS – 0.98%
Formosa Petrochemical Corp.	12,483,950	29,658,223

		29,658,223

REAL ESTATE – 0.15%
Farglory Land Development Co. Ltd.	2,589,000	4,593,368

		4,593,368

56	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2009

Security	Shares	Value
RETAIL – 0.72%
Far Eastern Department Stores Co. Ltd.	8,570,735	$7,472,851
President Chain Store Corp.	6,306,215	14,521,930

		21,994,781

SEMICONDUCTORS – 26.52%
Advanced Semiconductor Engineering Inc.	41,610,372	29,706,796
Epistar Corp.	4,161,047	12,224,059
Everlight Electronics Co. Ltd.[a]	2,823,592	7,806,020
Formosa Sumco Technology Corp.	1,455,000	2,873,179
Macronix International Co. Ltd.	33,288,527	15,826,879
MediaTek Inc.	8,878,319	128,927,331
Nanya Technology Corp.[a]	6,781,371	3,502,295
Novatek Microelectronics Corp. Ltd.	5,548,544	13,030,014
Powerchip Semiconductor Corp.[a]	77,495,901	7,675,076
Powertech Technology Inc.	5,548,760	15,154,513
Realtek Semiconductor Corp.	4,203,150	8,874,544
Richtek Technology Corp.	1,387,635	11,002,772
Siliconware Precision Industries Co. Ltd.	29,127,214	36,457,133
Sino-American Silicon Products Inc.	2,041,323	4,068,197
Taiwan Semiconductor Manufacturing Co. Ltd.	242,725,882	436,540,102
Transcend Information Inc.	2,774,015	9,228,036
United Microelectronics Corp.[a]	123,443,501	50,627,717
Vanguard International Semiconductor Corp.	9,709,416	4,129,595
Via Technologies Inc.[a]	7,968,000	2,686,944
Winbond Electronics Corp.[a]	27,740,000	4,660,344

		805,001,546

SHIPBUILDING – 0.09%
CSBC Corp.[a]	2,774,000	2,734,686

		2,734,686

Security	Shares	Value
TELECOMMUNICATIONS – 4.58%
Chunghwa Telecom Co. Ltd.	51,868,417	$88,872,715
Compal Communications Inc.[a]	2,869,810	2,550,148
Far EasTone Telecommunications Co. Ltd.	15,257,259	17,219,546
Taiwan Cellular Corp.	19,418,677	30,499,767

		139,142,176

TEXTILES – 1.10%
Far Eastern Textile Ltd.	28,294,198	28,194,058
Formosa Taffeta Co. Ltd.	8,322,515	5,233,730

		33,427,788

TRANSPORTATION – 0.93%
Evergreen International Storage & Transport Corp.[a]	2,774,000	2,014,145
Evergreen Marine Corp. Ltd.[a]	11,096,467	6,708,480
Sincere Navigation Corp.	1,387,000	1,580,135
U-Ming Marine Transport Corp.	4,161,800	6,738,989
Wan Hai Lines Ltd.[a]	11,096,433	5,511,724
Yang Ming Marine Transport Corp.	15,257,305	5,678,064

		28,231,537

TOTAL COMMON STOCKS (Cost: $2,681,363,020)		3,002,504,348

SHORT-TERM INVESTMENTS – 0.42%

MONEY MARKET FUNDS – 0.42%
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08% [c,d]	12,660,393	12,660,393

		12,660,393

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,660,393)		12,660,393

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2009

Value
TOTAL INVESTMENTS IN SECURITIES – 99.34% (Cost: $2,694,023,413)	$3,015,164,741

Other Assets, Less Liabilities – 0.66%	20,166,575

NET ASSETS – 100.00%	$3,035,331,316

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

58	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.34%

AGRICULTURE – 1.30%
Charoen Pokphand Foods PCL NVDR	6,930,900	$1,222,740

		1,222,740

AIRLINES – 0.68%
Thai Airways International PCL NVDR[a]	1,111,800	637,463

		637,463

AUTO PARTS & EQUIPMENT – 0.09%
Thai Stanley Electric PCL NVDR	30,600	83,675

		83,675

BANKS – 26.46%
Bangkok Bank PCL NVDR	2,595,900	8,396,031
Bank of Ayudhya PCL NVDR	4,819,500	2,522,408
Kasikornbank PCL NVDR	2,223,600	4,740,106
Kiatnakin Bank PCL NVDR	545,700	301,651
Krung Thai Bank PCL NVDR	6,905,400	1,746,146
Siam City Bank PCL NVDR	1,387,200	881,021
Siam Commercial Bank PCL NVDR	2,238,900	5,068,959
TMB Bank PCL NVDR[a]	39,280,200	1,224,258

		24,880,580

BUILDING MATERIALS – 4.88%
Dynasty Ceramic PCL NVDR	382,500	236,181
Siam Cement PCL NVDR	724,200	4,130,985
TPI Polene PCL NVDR[a]	958,800	218,486

		4,585,652

CHEMICALS – 5.15%
Indorama Polymers PCL NVDR	887,400	328,763
IRPC PCL NVDR	21,787,200	2,459,949
PTT Chemical PCL NVDR	887,400	1,722,093
Thai Plastic & Chemical PCL NVDR	617,100	326,604

		4,837,409

COAL – 4.07%
Banpu PCL NVDR	326,400	3,829,274

		3,829,274

Security	Shares	Value
COMMERCIAL SERVICES – 0.52%
Bangkok Expressway PCL NVDR	907,800	$491,136

		491,136

COMPUTERS – 0.42%
Cal-Comp Electronics (Thailand) PCL NVDR	3,967,800	398,997

		398,997

DIVERSIFIED FINANCIAL SERVICES – 1.57%
Kim Eng Securities (Thailand) PCL NVDR	673,200	257,324
Phatra Securities PCL NVDR	260,100	136,130
Thanachart Capital PCL NVDR	1,672,800	723,027
TISCO Financial Group PCL NVDR	683,400	357,675

		1,474,156

ELECTRIC – 2.40%
Glow Energy PCL NVDR	1,285,200	1,162,008
Ratchaburi Electricity Generating Holding PCL NVDR	989,400	1,098,202

		2,260,210

ELECTRONICS – 1.23%
Delta Electronics (Thailand) PCL NVDR	948,600	488,106
Hana Microelectronics PCL NVDR	1,147,500	668,054

		1,156,160

ENGINEERING & CONSTRUCTION – 0.57%
CH. Karnchang PCL NVDR	851,700	102,174
Italian-Thai Development PCL NVDR[a]	2,974,400	248,377
Sino Thai Engineering & Construction PCL NVDR[a]	1,320,900	182,541

		533,092

ENTERTAINMENT – 0.22%
Major Cineplex Group PCL NVDR	953,700	208,911

		208,911

FOOD – 1.65%
Khon Kaen Sugar Industry PCL NVDR	1,229,100	516,793
Thai Union Frozen Products PCL NVDR	1,009,800	771,973
Thai Vegetable Oil PCL NVDR	530,400	266,682

		1,555,448

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
HEALTH CARE - SERVICES – 1.15%
Bangkok Chain Hospital PCL NVDR	693,600	$175,388
Bangkok Dusit Medical Services PCL NVDR	581,400	423,955
Bumrungrad Hospital PCL NVDR	617,100	480,834

		1,080,177

HOME BUILDERS – 1.34%
Asian Property Development PCL NVDR	1,397,400	230,092
Land and Houses PCL NVDR	5,814,000	1,025,698

		1,255,790

IRON & STEEL – 1.24%
G J Steel PCL NVDR[a]	41,891,400	234,030
G Steel PCL NVDR[a]	11,444,400	141,330
Sahaviriya Steel Industries PCL NVDR[a]	12,178,800	325,866
Tata Steel (Thailand) PCL NVDR[a]	5,324,400	277,100
Thainox Stainless PCL NVDR[a]	5,431,500	186,853

		1,165,179

LODGING – 0.81%
Central Plaza Hotel PCL NVDR	489,600	54,128
Minor International PCL NVDR	2,269,500	707,342

		761,470

MEDIA – 1.35%
BEC World PCL NVDR	2,106,300	1,158,124
MCOT PCL NVDR	188,700	109,858

		1,267,982

OIL & GAS – 26.21%
Esso (Thailand) PCL NVDR	2,896,800	600,483
PTT Exploration & Production PCL NVDR	2,376,600	9,678,303
PTT PCL NVDR	1,683,000	12,074,448
Thai Oil PCL NVDR	1,922,700	2,289,602

		24,642,836

REAL ESTATE – 2.12%
Amata Corp. PCL NVDR	1,071,000	223,584
Bangkok Land PCL NVDR[a]	14,897,100	219,011
Hemaraj Land and Development PCL NVDR	9,603,300	254,130
LPN Development PCL NVDR	1,137,300	210,673
Preuksa Real Estate PCL NVDR	1,137,300	331,058

Security	Shares	Value
Quality House PCL NVDR	7,114,500	$435,112
Rojana Industrial Park PCL NVDR	688,500	155,879
Ticon Industrial Connection PCL NVDR	637,500	166,826

		1,996,273

RETAIL – 5.45%
CP All PCL NVDR	4,998,000	2,483,569
Home Product Center PCL NVDR	1,326,000	272,920
PTT Aromatics & Refining PCL NVDR	2,560,200	1,633,530
Robinson Department Store PCL NVDR	765,000	229,432
Siam Makro PCL NVDR	244,800	505,651

		5,125,102

TELECOMMUNICATIONS – 6.86%
Advanced Info Service PCL NVDR	1,688,100	4,281,053
Samart Corp. PCL NVDR	933,300	168,768
Thaicom PCL NVDR[a]	1,127,100	248,552
Total Access Communication PCL NVDR	1,203,600	1,212,094
True Corp. PCL NVDR[a]	7,634,700	538,762

		6,449,229

TRANSPORTATION – 1.23%
Bangkok Metro PCL NVDR[a]	5,946,600	129,388
Precious Shipping PCL NVDR	892,500	435,622
Regional Container Lines PCL NVDR[a]	362,100	117,116
Thoresen Thai Agencies PCL NVDR	698,730	474,586

		1,156,712

WATER – 0.37%
Thai Tap Water Supply PCL NVDR	2,876,400	346,758

		346,758

TOTAL COMMON STOCKS (Cost: $93,673,833)		93,402,411

WARRANTS – 0.04%

FOOD – 0.01%
Thai Vegetable Oil PCL NVDR (Expires 5/18/12)[a]	49,680	9,568

		9,568

60	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
REAL ESTATE – 0.03%
Bangkok Land PCL NVDR (Expires 5/2/13)[a]	1,083,411	$2,230
Rojana Industrial Park PCL NVDR (Expires 7/30/14)[a,b]	162,000	17,624
Ticon Industrial Connection PCL Class W3 NVDR (Expires 1/31/14)[a,b]	79,167	–
Ticon Industrial Connection PCL Class W4 NVDR (Expires 5/22/11)[a,b]	52,083	1,379

		21,233

TOTAL WARRANTS (Cost: $0)		30,801

SHORT-TERM INVESTMENTS – 0.14%

MONEY MARKET FUNDS – 0.14%
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	133,091	133,091

		133,091

TOTAL SHORT-TERM INVESTMENTS (Cost: $133,091)		133,091

TOTAL INVESTMENTS IN SECURITIES – 99.52% (Cost: $93,806,924)		93,566,303

Other Assets, Less Liabilities – 0.48%		454,573

NET ASSETS – 100.00%		$94,020,876

NVDR	– Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2009

	iShares MSCI
	Australia Index Fund	Hong Kong Index Fund	Japan Small Cap Index Fund	Malaysia Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$1,568,183,250	$2,305,121,236	$35,290,408	$316,242,208
Affiliated issuers (Note 2)	6,091,063	95,001,340	844,068	104,102

Total cost of investments	$1,574,274,313	$2,400,122,576	$36,134,476	$316,346,310

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$1,576,893,096	$1,945,048,334	$35,482,160	$511,630,041
Affiliated issuers (Note 2)	6,091,063	95,001,340	844,068	104,102

Total fair value of investments	1,582,984,159	2,040,049,674	36,326,228	511,734,143
Foreign currencies, at value[b]	2,357,453	2,169,858	31,839	974,027
Receivables:
Investment securities sold	9,964,686	4,664,075	–	12,516,183
Dividends and interest	14,658,718	3,612,791	50,900	606,688
Capital shares sold	130,044	–	–	11,734,854
Interest from affiliate (Note 2)	50,401	66,275	97	36,147

Total Assets	1,610,145,461	2,050,562,673	36,409,064	537,602,042

LIABILITIES
Payables:
Investment securities purchased	9,952,731	3,175,608	–	24,374,444
Collateral for securities on loan (Note 5)	5,825,780	94,446,986	837,122	–
Capital shares redeemed	–	213,058	–	–
Investment advisory fees (Note 2)	690,553	950,156	15,756	227,949

Total Liabilities	16,469,064	98,785,808	852,878	24,602,393

NET ASSETS	$1,593,676,397	$1,951,776,865	$35,556,186	$512,999,649

Net assets consist of:
Paid-in capital	$1,701,016,771	$2,505,176,184	$35,942,450	$419,987,987
Undistributed net investment income	12,740,394	4,275,742	73,258	1,906,004
Accumulated net realized loss	(128,960,727)	(197,602,365)	(653,341)	(104,287,368)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	8,879,959	(360,072,696)	193,819	195,393,026

NET ASSETS	$1,593,676,397	$1,951,776,865	$35,556,186	$512,999,649

Shares outstanding[c]	78,400,000	135,675,000	800,000	52,425,000

Net asset value per share	$20.33	$14.39	$44.45	$9.79

[a]	Securities on loan with values of $5,547,286, $89,137,708, $792,077 and $–, respectively. See Note 5.
[b]	Cost of foreign currencies: $2,352,630, $2,169,797, $31,144 and $973,110, respectively.
[c]	$0.001 par value, number of shares authorized: 127.8 million, 250 million, 500 million and 300 million, respectively.

See notes to financial statements.

62	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2009

	iShares MSCI
	Pacific ex-Japan Index Fund	Singapore Index Fund	South Korea Index Fund	Taiwan Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$3,054,146,100	$1,406,535,547	$1,588,191,492	$2,681,363,020
Affiliated issuers (Note 2)	152,649,584	272,623,547	221,567,029	12,660,393

Total cost of investments	$3,206,795,684	$1,679,159,094	$1,809,758,521	$2,694,023,413

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$3,349,805,158	$1,283,979,431	$2,396,728,049	$3,002,504,348
Affiliated issuers (Note 2)	152,649,584	272,623,547	221,567,029	12,660,393

Total fair value of investments	3,502,454,742	1,556,602,978	2,618,295,078	3,015,164,741
Foreign currencies, at value[b]	6,231,510	5,840,351	–	2,136,025
Cash	–	–	2,546	–
Receivables:
Investment securities sold	23,435,862	14,723,251	16,825,005	9,670,062
Dividends and interest	25,269,504	7,673,948	248,254	23,395,160
Capital shares sold	–	–	–	6,568,466
Interest from affiliate (Note 2)	114,680	56,182	118,949	137,794

Total Assets	3,557,506,298	1,584,896,710	2,635,489,832	3,057,072,248

LIABILITIES
Payables:
Investment securities purchased	21,125,204	18,117,539	17,248,902	16,597,159
Collateral for securities on loan (Note 5)	152,439,850	272,146,377	218,442,946	–
Capital shares redeemed	–	–	–	2,188,301
Foreign taxes (Note 1)	–	–	–	1,347,480
Investment advisory fees (Note 2)	1,387,625	594,222	1,247,973	1,607,992

Total Liabilities	174,952,679	290,858,138	236,939,821	21,740,932

NET ASSETS	$3,382,553,619	$1,294,038,572	$2,398,550,011	$3,035,331,316

Net assets consist of:
Paid-in capital	$3,423,651,495	$1,611,290,622	$2,617,961,634	$3,718,288,554
Undistributed (distributions in excess of) net investment income	12,221,049	14,645,717	(1,028,101)	55,542,497
Accumulated net realized loss	(349,261,598)	(209,375,406)	(1,026,919,943)	(1,059,587,175)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	295,942,673	(122,522,361)	808,536,421	321,087,440

NET ASSETS	$3,382,553,619	$1,294,038,572	$2,398,550,011	$3,035,331,316

Shares outstanding[c]	91,800,000	126,300,000	57,100,000	277,400,000

Net asset value per share	$36.85	$10.25	$42.01	$10.94

[a]	Securities on loan with values of $144,320,340, $251,851,928, $207,139,504 and $–, respectively. See Note 5.
[b]	Cost of foreign currencies: $6,214,235, $5,827,965, $– and $2,139,581, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 300 million, 200 million and 400 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2009

iShares MSCI
Thailand Investable Market Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$93,673,833
Affiliated issuers (Note 2)	133,091

Total cost of investments	$93,806,924

Investments in securities, at fair value (Note 1):
Unaffiliated issuers	$93,433,212
Affiliated issuers (Note 2)	133,091

Total fair value of investments	93,566,303
Foreign currency, at value[a]	66,590
Receivables:
Dividends and interest	433,747
Interest from affiliate (Note 2)	205

Total Assets	94,066,845

LIABILITIES
Payables:
Investment advisory fees (Note 2)	45,969

Total Liabilities	45,969

NET ASSETS	$94,020,876

Net assets consist of:
Paid-in capital	$99,443,846
Undistributed net investment income	542,360
Accumulated net realized loss	(5,725,097)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(240,233)

NET ASSETS	$94,020,876

Shares outstanding[b]	2,550,000

Net asset value per share	$36.87

[a]	Cost of foreign currency: $66,483.
[b]	$0.001 par value, number of shares authorized: 200 million.

See notes to financial statements.

64	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year Ended August 31, 2009

	iShares MSCI
	Australia Index Fund	Hong Kong Index Fund	Japan Small Cap Index Fund	Malaysia Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$42,932,950	$67,198,296	$569,362	$14,489,575
Interest from affiliated issuers (Note 2)	824	2,469	32	228
Securities lending income from affiliated issuers (Note 2)	179,862	636,758	15,463	–
Interest from affiliate (Note 2)	50,401	66,275	97	36,147

Total investment income	43,164,037	67,903,798	584,954	14,525,950

EXPENSES
Investment advisory fees (Note 2)	4,365,698	7,779,500	151,508	2,012,558

Total expenses	4,365,698	7,779,500	151,508	2,012,558

Net investment income	38,798,339	60,124,298	433,446	12,513,392

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(159,386,832)	(150,159,397)	(599,655)	(15,963,255)
In-kind redemptions	(42,535,915)	15,542,407	(1,171,691)	–
Foreign currency transactions	(895,538)	54,003	35,492	9,547

Net realized loss	(202,818,285)	(134,562,987)	(1,735,854)	(15,953,708)

Net change in unrealized appreciation (depreciation) on:
Investments	205,318,167	(10,344,904)	2,188,324	36,845,989
Translation of assets and liabilities in foreign currencies	343,159	(2,722)	1,977	39,997

Net change in unrealized appreciation (depreciation)	205,661,326	(10,347,626)	2,190,301	36,885,986

Net realized and unrealized gain (loss)	2,843,041	(144,910,613)	454,447	20,932,278

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,641,380	$(84,786,315)	$887,893	$33,445,670

[a]	Net of foreign withholding tax of $540,557, $–, $42,273 and $–, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations (Continued)

iSHARES®, INC.

Year Ended August 31, 2009

	iShares MSCI
	Pacific ex-Japan Index Fund	Singapore Index Fund	South Korea Index Fund	Taiwan Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$120,673,687	$40,555,433	$20,038,303	$78,175,064
Interest from unaffiliated issuers	–	–	16,890	3,110
Interest from affiliated issuers (Note 2)	3,745	1,238	6,401	15,920
Securities lending income from affiliated issuers (Note 2)	1,073,117	921,370	3,878,123	–
Interest from affiliate (Note 2)	114,680	56,182	118,949	137,794

Total investment income	121,865,229	41,534,223	24,058,666	78,331,888

EXPENSES
Investment advisory fees (Note 2)	11,437,463	5,088,402	10,039,046	12,738,136
Foreign taxes (Note 1)	–	–	5,555	3,315,900

Total expenses	11,437,463	5,088,402	10,044,601	16,054,036

Net investment income	110,427,766	36,445,821	14,014,065	62,277,852

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(268,299,190)	(196,109,858)	(685,942,723)	(679,893,183)
In-kind redemptions	51,310,571	(81,796,758)	–	–
Foreign currency transactions	(2,270,354)	(552,715)	(1,329,556)	(1,421,575)

Net realized loss	(219,258,973)	(278,459,331)	(687,272,279)	(681,314,758)

Net change in unrealized appreciation (depreciation) on:
Investments	(61,871,135)	61,379,043	558,389,314	178,866,744
Translation of assets and liabilities in foreign currencies	616,123	16,559	(56,216)	368,592

Net change in unrealized appreciation (depreciation)	(61,255,012)	61,395,602	558,333,098	179,235,336

Net realized and unrealized loss	(280,513,985)	(217,063,729)	(128,939,181)	(502,079,422)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(170,086,219)	$(180,617,908)	$(114,925,116)	$(439,801,570)

[a]	Net of foreign withholding tax of $1,220,964, $–, $3,433,839 and $19,010,732, respectively.

See notes to financial statements.

66	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year Ended August 31, 2009

iShares MSCI
Thailand Investable Market Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$1,842,514
Interest from affiliated issuers (Note 2)	287
Interest from affiliate (Note 2)	205

Total investment income	1,843,006

EXPENSES
Investment advisory fees (Note 2)	257,410

Total expenses	257,410

Net investment income	1,585,596

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(6,172,312)
In-kind redemptions	(12,561,586)
Foreign currency transactions	12,085

Net realized loss	(18,721,813)

Net change in unrealized appreciation (depreciation) on:
Investments	20,812,203
Translation of assets and liabilities in foreign currencies	3,412

Net change in unrealized appreciation (depreciation)	20,815,615

Net realized and unrealized gain	2,093,802

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,679,398

[a]	Net of foreign withholding tax of $204,655.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Australia Index Fund		iShares MSCI Hong Kong Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$38,798,339	$53,814,337	$60,124,298	$50,723,883
Net realized gain (loss)	(202,818,285)	153,528,689	(134,562,987)	231,716,450
Net change in unrealized appreciation (depreciation)	205,661,326	(365,807,308)	(10,347,626)	(582,947,008)

Net increase (decrease) in net assets resulting from operations	41,641,380	(158,464,282)	(84,786,315)	(300,506,675)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(36,574,071)	(81,749,137)	(63,227,759)	(69,181,586)

Total distributions to shareholders	(36,574,071)	(81,749,137)	(63,227,759)	(69,181,586)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	845,682,054	709,635,261	788,711,422	1,671,011,829
Cost of shares redeemed	(316,165,212)	(874,442,072)	(364,104,881)	(1,071,448,062)

Net increase (decrease) in net assets from capital share transactions	529,516,842	(164,806,811)	424,606,541	599,563,767

INCREASE (DECREASE) IN NET ASSETS	534,584,151	(405,020,230)	276,592,467	229,875,506

NET ASSETS
Beginning of year	1,059,092,246	1,464,112,476	1,675,184,398	1,445,308,892

End of year	$1,593,676,397	$1,059,092,246	$1,951,776,865	$1,675,184,398

Undistributed net investment income included in net assets at end of year	$12,740,394	$9,698,082	$4,275,742	$6,974,052

SHARES ISSUED AND REDEEMED
Shares sold	53,800,000	23,200,000	61,575,000	82,050,000
Shares redeemed	(19,600,000)	(32,000,000)	(31,425,000)	(55,500,000)

Net increase (decrease) in shares outstanding	34,200,000	(8,800,000)	30,150,000	26,550,000

See notes to financial statements.

68	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Japan Small Cap Index Fund		iShares MSCI Malaysia Index Fund
	Year ended August 31, 2009	Period from December 20, 2007[a] to August 31, 2008	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$433,446	$91,139	$12,513,392	$27,165,781
Net realized loss	(1,735,854)	(107,449)	(15,953,708)	(42,591,881)
Net change in unrealized appreciation (depreciation)	2,190,301	(1,996,482)	36,885,986	(98,392,878)

Net increase (decrease) in net assets resulting from operations	887,893	(2,012,792)	33,445,670	(113,818,978)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(458,327)	(56,942)	(12,659,798)	(46,957,845)

Total distributions to shareholders	(458,327)	(56,942)	(12,659,798)	(46,957,845)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,997,836	36,663,666	162,777,082	714,281,254
Cost of shares redeemed	(14,465,148)	–	(143,654,071)	(821,853,186)

Net increase (decrease) in net assets from capital share transactions	532,688	36,663,666	19,123,011	(107,571,932)

INCREASE (DECREASE) IN NET ASSETS	962,254	34,593,932	39,908,883	(268,348,755)

NET ASSETS
Beginning of period	34,593,932	–	473,090,766	741,439,521

End of period	$35,556,186	$34,593,932	$512,999,649	$473,090,766

Undistributed net investment income included in net assets at end of period	$73,258	$29,166	$1,906,004	$1,897,270

SHARES ISSUED AND REDEEMED
Shares sold	400,000	800,000	19,725,000	56,250,000
Shares redeemed	(400,000)	–	(17,700,000)	(73,425,000)

Net increase (decrease) in shares outstanding	–	800,000	2,025,000	(17,175,000)

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Pacific ex-Japan Index Fund		iShares MSCI Singapore Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$110,427,766	$128,526,593	$36,445,821	$65,504,376
Net realized gain (loss)	(219,258,973)	102,089,773	(278,459,331)	132,846,334
Net change in unrealized appreciation (depreciation)	(61,255,012)	(653,824,213)	61,395,602	(410,162,165)

Net decrease in net assets resulting from operations	(170,086,219)	(423,207,847)	(180,617,908)	(211,811,455)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(89,338,841)	(199,385,029)	(40,706,510)	(95,160,270)
From net realized gain	–	(4,628,288)	–	–

Total distributions to shareholders	(89,338,841)	(204,013,317)	(40,706,510)	(95,160,270)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	606,264,055	726,432,412	368,595,441	810,998,513
Cost of shares redeemed	(228,256,529)	(371,535,398)	(330,200,942)	(696,268,481)

Net increase in net assets from capital share transactions	378,007,526	354,897,014	38,394,499	114,730,032

INCREASE (DECREASE) IN NET ASSETS	118,582,466	(272,324,150)	(182,929,919)	(192,241,693)

NET ASSETS
Beginning of year	3,263,971,153	3,536,295,303	1,476,968,491	1,669,210,184

End of year	$3,382,553,619	$3,263,971,153	$1,294,038,572	$1,476,968,491

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$12,221,049	$(11,255,053)	$14,645,717	$19,330,971

SHARES ISSUED AND REDEEMED
Shares sold	20,400,000	13,800,000	41,900,000	58,500,000
Shares redeemed	(7,500,000)	(8,100,000)	(44,700,000)	(55,100,000)

Net increase (decrease) in shares outstanding	12,900,000	5,700,000	(2,800,000)	3,400,000

See notes to financial statements.

70	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI South Korea Index Fund		iShares MSCI Taiwan Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,014,065	$40,026,865	$62,277,852	$111,484,150
Net realized loss	(687,272,279)	(254,209,320)	(681,314,758)	(187,544,546)
Net change in unrealized appreciation (depreciation)	558,333,098	(859,380,138)	179,235,336	(549,162,768)

Net decrease in net assets resulting from operations	(114,925,116)	(1,073,562,593)	(439,801,570)	(625,223,164)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(19,134,761)	(49,844,649)	(105,890,576)	(68,184,922)

Total distributions to shareholders	(19,134,761)	(49,844,649)	(105,890,576)	(68,184,922)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,407,195,537	1,462,000,429	1,421,796,026	1,558,478,632
Cost of shares redeemed	(860,348,791)	(782,282,834)	(758,780,360)	(716,827,104)

Net increase in net assets from capital share transactions	546,846,746	679,717,595	663,015,666	841,651,528

INCREASE (DECREASE) IN NET ASSETS	412,786,869	(443,689,647)	117,323,520	148,243,442

NET ASSETS
Beginning of year	1,985,763,142	2,429,452,789	2,918,007,796	2,769,764,354

End of year	$2,398,550,011	$1,985,763,142	$3,035,331,316	$2,918,007,796

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,028,101)	$5,324,787	$55,542,497	$100,550,924

SHARES ISSUED AND REDEEMED
Shares sold	43,400,000	21,550,000	140,800,000	98,600,000
Shares redeemed	(31,900,000)	(14,150,000)	(85,600,000)	(49,600,000)

Net increase in shares outstanding	11,500,000	7,400,000	55,200,000	49,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Thailand Investable Market Index Fund
	Year ended August 31, 2009	Period from March 26, 2008[a] to August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,585,596	$412,262
Net realized loss	(18,721,813)	(7,034,262)
Net change in unrealized appreciation (depreciation)	20,815,615	(21,055,848)

Net increase (decrease) in net assets resulting from operations	3,679,398	(27,677,848)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,466,522)	–

Total distributions to shareholders	(1,466,522)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	57,023,862	147,211,231
Cost of shares redeemed	(23,464,139)	(61,285,106)

Net increase in net assets from capital share transactions	33,559,723	85,926,125

INCREASE IN NET ASSETS	35,772,599	58,248,277

NET ASSETS
Beginning of period	58,248,277	–

End of period	$94,020,876	$58,248,277

Undistributed net investment income included in net assets at end of period	$542,360	$411,201

SHARES ISSUED AND REDEEMED
Shares sold	1,900,000	2,900,000
Shares redeemed	(850,000)	(1,400,000)

Net increase in shares outstanding	1,050,000	1,500,000

[a]	Commencement of operations.

See notes to financial statements.

72	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$23.96	$27.62	$21.59	$18.28	$13.56

Income from investment operations:
Net investment income[a]	0.78	0.96	0.89	0.75	0.70
Net realized and unrealized gain (loss)[b]	(3.47)	(3.34)	6.24	3.23	4.60

Total from investment operations	(2.69)	(2.38)	7.13	3.98	5.30

Less distributions from:
Net investment income	(0.94)	(1.28)	(1.10)	(0.67)	(0.58)

Total distributions	(0.94)	(1.28)	(1.10)	(0.67)	(0.58)

Net asset value, end of year	$20.33	$23.96	$27.62	$21.59	$18.28

Total return	(8.91)%	(9.25)%	33.97%	22.35%	39.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,593,676	$1,059,092	$1,464,112	$686,407	$369,355
Ratio of expenses to average net assets	0.55%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	4.92%	3.38%	3.46%	3.75%	4.13%
Portfolio turnover rate[c]	14%	10%	10%	7%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$15.87	$18.30	$14.20	$13.01	$10.91

Income from investment operations:
Net investment income[a]	0.52	0.45	0.47	0.38	0.33
Net realized and unrealized gain (loss)[b]	(1.46)	(2.25)	3.94	1.17	2.04

Total from investment operations	(0.94)	(1.80)	4.41	1.55	2.37

Less distributions from:
Net investment income	(0.54)	(0.63)	(0.31)	(0.36)	(0.27)

Total distributions	(0.54)	(0.63)	(0.31)	(0.36)	(0.27)

Net asset value, end of year	$14.39	$15.87	$18.30	$14.20	$13.01

Total return	(4.77)%	(10.54)%	31.44%	12.20%	21.96%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,951,777	$1,675,184	$1,445,309	$882,712	$637,985
Ratio of expenses to average net assets	0.55%	0.52%	0.52%	0.54%	0.57%
Ratio of net investment income to average net assets	4.29%	2.34%	2.92%	2.87%	2.75%
Portfolio turnover rate[c]	9%	17%	9%	10%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan Small Cap Index Fund
	Year ended Aug. 31, 2009	Period from Dec. 20, 2007[a] to Aug. 31, 2008

Net asset value, beginning of period	$43.24	$48.85

Income from investment operations:
Net investment income[b]	0.60	0.29
Net realized and unrealized gain (loss)[c]	1.29	(5.74)

Total from investment operations	1.89	(5.45)

Less distributions from:
Net investment income	(0.68)	(0.16)

Total distributions	(0.68)	(0.16)

Net asset value, end of period	$44.45	$43.24

Total return	4.62%	(11.19)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$35,556	$34,594
Ratio of expenses to average net assets[e]	0.56%	0.53%
Ratio of net investment income to average net assets[e]	1.59%	0.93%
Portfolio turnover rate[f]	7%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Malaysia Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$9.39	$10.97	$7.75	$7.19	$6.54

Income from investment operations:
Net investment income[a]	0.28	0.34	0.34	0.26	0.20
Net realized and unrealized gain (loss)[b]	0.40	(1.31)	3.08	0.59	0.61

Total from investment operations	0.68	(0.97)	3.42	0.85	0.81

Less distributions from:
Net investment income	(0.28)	(0.61)	(0.20)	(0.29)	(0.16)

Total distributions	(0.28)	(0.61)	(0.20)	(0.29)	(0.16)

Net asset value, end of year	$9.79	$9.39	$10.97	$7.75	$7.19

Total return	8.00%	(9.86)%	44.64%	12.35%	12.39%

Ratios/Supplemental data:
Net assets, end of year (000s)	$513,000	$473,091	$741,440	$374,334	$387,575
Ratio of expenses to average net assets	0.56%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	3.45%	2.84%	3.21%	3.46%	2.85%
Portfolio turnover rate[c]	52%	92%	87%	60%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2009, August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 12%, 16%, 3%, 9% and 9%, respectively. See Note 4.

See notes to financial statements.

76	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex-Japan Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]	Year ended Aug. 31, 2005[a]

Net asset value, beginning of year	$41.37	$48.31	$37.34	$32.52	$25.24

Income from investment operations:
Net investment income[b]	1.38	1.64	1.52	1.28	1.23
Net realized and unrealized gain (loss)[c]	(4.79)	(6.01)	11.18	4.77	7.05

Total from investment operations	(3.41)	(4.37)	12.70	6.05	8.28

Less distributions from:
Net investment income	(1.11)	(2.51)	(1.73)	(1.23)	(1.00)
Net realized gain	–	(0.06)	–	–	–

Total distributions	(1.11)	(2.57)	(1.73)	(1.23)	(1.00)

Net asset value, end of year	$36.85	$41.37	$48.31	$37.34	$32.52

Total return	(7.23)%	(9.87)%	34.86%	19.17%	33.27%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,382,554	$3,263,971	$3,536,295	$2,094,931	$1,522,107
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.83%	3.35%	3.43%	3.67%	4.09%
Portfolio turnover rate[d]	10%	14%	11%	8%	16%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Singapore Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$11.44	$13.28	$9.11	$7.77	$6.52

Income from investment operations:
Net investment income[a]	0.32	0.47	0.47	0.40	0.38
Net realized and unrealized gain (loss)[b]	(1.16)	(1.67)	4.01	1.23	1.15

Total from investment operations	(0.84)	(1.20)	4.48	1.63	1.53

Less distributions from:
Net investment income	(0.35)	(0.64)	(0.31)	(0.29)	(0.28)

Total distributions	(0.35)	(0.64)	(0.31)	(0.29)	(0.28)

Net asset value, end of year	$10.25	$11.44	$13.28	$9.11	$7.77

Total return	(5.87)%	(9.55)%	49.92%	21.61%	24.06%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,294,039	$1,476,968	$1,669,210	$574,620	$341,137
Ratio of expenses to average net assets	0.55%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	3.97%	3.56%	3.80%	4.74%	5.19%
Portfolio turnover rate[c]	15%	16%	8%	6%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$43.55	$63.60	$46.00	$34.75	$24.17

Income from investment operations:
Net investment income[a]	0.30	0.80	0.51	0.31	0.46
Net realized and unrealized gain (loss)[b]	(1.45)	(19.87)	17.42	11.20	10.22

Total from investment operations	(1.15)	(19.07)	17.93	11.51	10.68

Less distributions from:
Net investment income	(0.39)	(0.98)	(0.33)	(0.26)	(0.10)

Total distributions	(0.39)	(0.98)	(0.33)	(0.26)	(0.10)

Net asset value, end of year	$42.01	$43.55	$63.60	$46.00	$34.75

Total return	(2.31)%	(30.35)%	39.18%	33.16%	44.29%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,398,550	$1,985,763	$2,429,453	$1,621,334	$698,455
Ratio of expenses to average net assets	0.65%	0.63%	0.68%	0.70%	0.74%
Ratio of expenses to average net assets exclusive of foreign taxes	0.65%	0.63%	0.68%	0.70%	0.74%
Ratio of net investment income to average net assets	0.91%	1.35%	0.96%	0.71%	1.49%
Portfolio turnover rate[c]	62%	42%	20%	47%	30%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2009, August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 8%, 15%, 6%, 14% and 9%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Taiwan Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$13.13	$15.99	$12.57	$11.57	$10.66

Income from investment operations:
Net investment income[a]	0.30	0.54	0.38	0.34	0.27
Net realized and unrealized gain (loss)[b]	(1.89)	(3.01)	3.34	0.80	0.72

Total from investment operations	(1.59)	(2.47)	3.72	1.14	0.99

Less distributions from:
Net investment income	(0.60)	(0.39)	(0.30)	(0.14)	(0.08)

Total distributions	(0.60)	(0.39)	(0.30)	(0.14)	(0.08)

Net asset value, end of year	$10.94	$13.13	$15.99	$12.57	$11.57

Total return	(9.67)%	(15.69)%	29.91%	9.84%	9.28%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,035,331	$2,918,008	$2,769,764	$1,893,751	$752,640
Ratio of expenses to average net assets	0.82%	0.73%	0.77%	0.85%	1.03%
Ratio of expenses to average net assets exclusive of foreign taxes	0.65%	0.63%	0.68%	0.70%	0.74%
Ratio of net investment income to average net assets	3.18%	3.54%	2.61%	2.74%	2.34%
Portfolio turnover rate[c]	52%	33%	35%	29%	20%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2009, August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 14%, 11%, 12%, 10% and 10%, respectively. See Note 4.

See notes to financial statements.

80	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Thailand Investable Market Index Fund
	Year ended Aug. 31, 2009	Period from Mar. 26, 2008[a] to Aug. 31, 2008

Net asset value, beginning of period	$38.83	$50.03

Income from investment operations:
Net investment income[b]	1.17	0.32
Net realized and unrealized loss[c]	(1.88)	(11.52)

Total from investment operations	(0.71)	(11.20)

Less distributions from:
Net investment income	(1.25)	–

Total distributions	(1.25)	–

Net asset value, end of period	$36.87	$38.83

Total return	(0.33)%	(22.39)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$94,021	$58,248
Ratio of expenses to average net assets[e]	0.65%	0.63%
Ratio of net investment income to average net assets[e]	4.00%	1.68%
Portfolio turnover rate[f]	15%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the iShares MSCI Australia, iShares MSCI Hong Kong, iShares MSCI Japan Small Cap, iShares MSCI Malaysia, iShares MSCI Pacific ex-Japan, iShares MSCI Singapore, iShares MSCI South Korea, iShares MSCI Taiwan and iShares MSCI Thailand Investable Market Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in the aggregate in a particular market, as measured by that market’s equity securities index compiled by MSCI Inc. (“MSCI”). The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Each Fund invests in the securities of foreign issuers, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”). Effective September 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to

82	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES®, INC.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of August 31, 2009, the values of each Fund’s investments were classified as Level 1 Prices. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Any use of a rate different from the rates used by MSCI may adversely affect a Fund’s ability to track its underlying index. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are disclosed in their Statements of Operations. Foreign taxes payable as of August 31, 2009, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year.

84	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of August 31, 2009, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Australia	$32,111,373	$(85,005,882)	$(54,496,266)	$(107,390,775)
Hong Kong	6,689,574	(399,411,566)	(160,743,602)	(553,465,594)
Japan Small Cap	262,682	(41,743)	(607,300)	(386,361)
Malaysia	3,145,927	166,390,469	(76,560,881)	92,975,515
Pacific ex-Japan	38,045,763	94,997,735	(174,256,054)	(41,212,556)
Singapore	18,776,670	(177,427,151)	(158,657,751)	(317,308,232)
South Korea	7,113,247	236,713,726	(463,357,545)	(219,530,572)
Taiwan	57,586,103	105,285,434	(845,966,569)	(683,095,032)
Thailand Investable Market	542,155	(3,088,458)	(2,876,872)	(5,423,175)

For the years ended August 31, 2009 and August 31, 2008, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid except for the iShares MSCI Pacific ex-Japan Index Fund. The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 for the iShares MSCI Pacific ex-Japan Index Fund was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$89,338,841	$199,397,032
Long-term capital gain	–	4,616,285

Total Distributions	$89,338,841	$204,013,317

The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2009.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES®, INC.

From November 1, 2008 to August 31, 2009, the Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2010, as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital Losses
Australia	$24,697,258
Hong Kong	114,356,249
Japan Small Cap	475,582
Malaysia	9,994,880
Pacific ex-Japan	108,048,226
Singapore	128,992,922
South Korea	227,074,012
Taiwan	364,046,657
Thailand Investable Market	2,321,428

The Funds had tax basis net capital loss carryforwards as of August 31, 2009, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total
Australia	$3,625,203	$650,082	$596,240	$384,424	$–	$7,066	$529,868	$24,006,125	$29,799,008
Hong Kong	4,971,970	2,870,602	2,330,414	468,716	425,440	2,899,247	3,185,408	29,235,556	46,387,353
Japan Small Cap	–	–	–	–	–	–	–	131,718	131,718
Malaysia	9,819,029	2,898,105	775,477	6,820,474	1,543,708	3,357,786	1,127,892	40,223,530	66,566,001
Pacific ex-Japan	–	–	–	–	–	–	–	66,207,828	66,207,828
Singapore	1,934,119	4,428,316	4,256,421	2,558,348	–	–	807,115	15,680,510	29,664,829
South Korea	666,642	504,041	3,363,449	11,590,303	3,172,573	38,097,223	–	178,889,302	236,283,533
Taiwan	12,532,361	8,689,663	9,129,874	12,022,719	14,435,986	64,999,586	16,734,578	343,375,145	481,919,912
Thailand Investable Market	–	–	–	–	–	–	–	555,444	555,444

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Each Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

86	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2009, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Australia	$1,668,160,154	$–	$(85,175,995)	$(85,175,995)
Hong Kong	2,439,461,446	–	(399,411,772)	(399,411,772)
Japan Small Cap	36,370,038	2,753,870	(2,797,680)	(43,810)
Malaysia	345,348,867	168,518,363	(2,133,087)	166,385,276
Pacific ex-Japan	3,407,740,622	309,091,518	(214,377,398)	94,714,120
Singapore	1,734,063,884	–	(177,460,906)	(177,460,906)
South Korea	2,381,581,216	261,244,577	(24,530,715)	236,713,862
Taiwan	2,909,825,419	246,713,659	(141,374,337)	105,339,322
Thailand Investable Market	96,655,149	2,193,446	(5,282,292)	(3,088,846)

Management has reviewed the tax positions as of August 31, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the iShares MSCI Australia, iShares MSCI Hong Kong, iShares MSCI Japan Small Cap, iShares MSCI Malaysia and iShares MSCI Singapore Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to the iShares MSCI South Korea, iShares MSCI Taiwan and iShares MSCI Thailand Investable Market Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion

For its investment advisory services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is entitled to an annual investment advisory fee of 0.50% of the average daily net assets of the Fund.

Under the terms of the Investment Advisory Agreement, the Funds are required to remit payment of accrued fees to BGFA on a quarterly basis. BGFA has determined that in certain cases such payments to BGFA by the Funds were made earlier than provided for under the Investment Advisory Agreement. BGFA will reimburse the Funds for interest that would have been earned had such payments been made on a quarterly basis. The amounts to be reimbursed are included under receivables and investment income as “Interest from affiliate” in the Statements of Assets and Liabilities and Statements of Operations, respectively. The reimbursements do not have a material effect on net asset value per share or the total return shown in the Financial Highlights.

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Company. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Company. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Funds. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2009, BGI earned securities lending agent fees as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
Australia	$ 179,862
Hong Kong	636,758
Japan Small Cap	15,463
Pacific ex-Japan	1,073,117
Singapore	921,370
South Korea	3,878,123

Cross trades for the year ended August 31, 2009, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

88	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Each Fund may invest in certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Certain directors and officers of the Company are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2009, were as follows:

iShares MSCI Index Fund	Purchases	Sales
Australia	$114,315,659	$115,462,767
Hong Kong	134,823,794	130,566,934
Japan Small Cap	1,906,564	1,933,327
Malaysia	212,826,713	192,392,499
Pacific ex-Japan	261,153,964	248,956,039
Singapore	147,654,916	154,328,615
South Korea	1,520,458,734	980,225,720
Taiwan	1,684,584,662	1,059,066,946
Thailand Investable Market	6,090,933	6,139,897

In-kind transactions (see Note 4) for the year ended August 31, 2009, were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
Australia	$837,006,545	$312,326,694
Hong Kong	776,747,217	358,446,383
Japan Small Cap	14,868,622	14,313,131
Pacific ex-Japan	601,025,840	225,641,092
Singapore	362,202,138	321,817,318
Thailand Investable Market	56,813,208	23,278,846

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES®, INC.

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of each Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the corresponding MSCI Index and an amount of cash (except for the iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds which are offered in Creation Units solely for cash in U.S. dollars). Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolio securities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

As of August 31, 2009, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of August 31, 2009 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. BLACKROCK TRANSACTION

On June 16, 2009, Barclays PLC, the ultimate parent company of BGI and BGFA, accepted a binding offer and entered into an agreement to sell its interests in BGFA, BGI and certain affiliated companies, to BlackRock, Inc., (the “BlackRock Transaction”). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of each Fund’s current investment advisory agreement with BGFA. In order for the management of each Fund to continue uninterrupted, the Board approved a new investment advisory agreement for each Fund subject to shareholder approval. A special meeting of shareholders of the Funds is scheduled to be held on November 4, 2009. Each shareholder of record as of the close of business on August 25, 2009 will receive notice of and be entitled to vote at the meeting.

7. REVIEW OF SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Funds as of and for the year ended August 31, 2009, events and transactions through October 23, 2009, the date the financial statements are available to be issued, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement disclosure have been identified.

90	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Australia Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund and iShares MSCI Thailand Investable Market Index Fund, each a portfolio of the iShares MSCI Series (the “Funds”), at August 31, 2009, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	91

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2009, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid

Australia	$43,473,507	$538,879

Japan Small Cap	611,635	42,043

Pacific ex-Japan	121,894,649	1,201,161

South Korea	23,472,142	3,220,543

Taiwan	97,185,797	22,307,164

Thailand Investable Market	2,047,168	202,173

Under Section 854(b)(2) of the Code, certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2009:

iShares MSCI Index Fund	Qualified Dividend Income

Australia	$36,574,071

Japan Small Cap	458,327

Pacific ex-Japan	74,074,461

South Korea	19,134,761

Thailand Investable Market	1,466,522

In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2009. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

92	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Current Investment Advisory Contract (Unaudited)

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BGFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BGFA provided such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Contract. At a meeting held on
June 16-17, 2009, the Board approved the selection of BGFA and the continuance of the Advisory Contract, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Advisory Contract for the Funds, the Board, including the Independent Directors, advised by their independent counsel, considered the following factors, no one of which was controlling, and made the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY BGFA

Based on management’s representations, the Board expected that there will be no diminution in the scope of services required of or provided by BGFA under the Advisory Contract for the coming year as compared to the scope of services provided by BGFA over the past year. In reviewing the scope of these services, the Board considered BGFA’s investment philosophy and experience, noting that BGFA and its affiliates have committed significant resources over time, including over the past year, including investment in technology and increasing the number of their employees supporting the Funds. The Board also considered BGFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures. The Board further noted that BGFA does not serve as investment adviser for any other series of registered investment companies with substantially similar investment objectives and strategies as any of the Funds; therefore, directly comparable performance information was generally not available. However, the Board also noted that the Funds had met their investment objectives consistently since their respective inception dates. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Funds under the Advisory Contract were appropriate and mitigated in favor of the Board’s approval of the Advisory Contract for the coming year.

FUNDS’ EXPENSES AND PERFORMANCE OF THE FUNDS

The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered investment companies that would otherwise have been excluded from Lipper’s comparison group due to certain differentiating factors, but were nonetheless included at the request of BGFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Groups included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds. In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of

BOARD REVIEW AND APPROVAL OF CURRENT INVESTMENT ADVISORY CONTRACT	93

Board Review and Approval of Current Investment Advisory Contract (Unaudited) (Continued)

iSHARES®, INC.

each Fund for the one-, three-, five- and ten-year periods, as applicable, and the “last quarter” period ended March 31, 2009, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Groups include funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that during the prior year the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

The Board also noted that the investment advisory fees and overall expenses for the Funds were generally lower than the median or average investment advisory fee rates and overall expenses of the funds in their respective Lipper Groups. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as managed by BGFA, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Advisory Contract for the coming year.

COSTS OF SERVICES PROVIDED TO FUNDS AND PROFITS REALIZED BY BGFA AND AFFILIATES

The Board reviewed information about the profitability to BGFA of the Funds based on the fees payable to BGFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BGFA and its affiliates from the Funds’ operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Company (including any securities lending by the Funds). The Board also discussed BGFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BGFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BGFA and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

ECONOMIES OF SCALE

In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract already provided for breakpoints in the investment advisory fee rates for most of the Funds as the assets of such Funds, on an aggregated basis with the assets of certain other iShares funds, increase, and that extended breakpoints were implemented for such Funds the previous year. The Board also noted that the Advisory Contract did not currently provide for any breakpoints in the investment advisory fee rates for the iShares MSCI Pacific ex-Japan Index Fund as possible future economies of scale for that Fund had been taken into consideration by fixing the investment advisory fees at rates at the lower end of the marketplace, effectively giving Fund shareholders, from inception, the benefits of the lower average fee shareholders would have received from a fee structure with declining breakpoints where the initial fee was higher. The Board noted that the asset size of each of the Funds except the iShares MSCI Japan Small Cap Index Fund decreased over the past twelve months. The Board also reviewed BGFA’s historic profitability as investment adviser to the iShares fund complex and noted that BGFA had continued to make significant investments in the iShares fund complex, that expenses had grown at a pace similar to the growth in revenue, and that BGFA had incurred operating losses during earlier years when the iShares funds, including the Funds, had not yet reached scale. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark index comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of economies of scale with the Funds’ shareholders.

94	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Current Investment Advisory Contract (Unaudited) (Continued)

iSHARES®, INC.

FEES AND SERVICES PROVIDED FOR OTHER COMPARABLE FUNDS/ACCOUNTS MANAGED BY BGFA AND ITS AFFILIATES

The Board received and considered certain information regarding the Funds’ annual investment advisory fee rates under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts for which BGFA or BGI, an affiliate of BGFA, provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparable investment advisory/management fee information was not available for the Funds, as BGFA and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as any of the Funds. However, the Board noted that BGFA provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Based on this review, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Advisory Contract are fair and reasonable.

OTHER BENEFITS TO BGFA AND/OR ITS AFFILIATES

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to the Funds by BGFA, such as any payment of revenue to BGI, the Company’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Funds in other funds for which BGFA provides investment advisory services and/or BGI provides administration services. The Board noted that while revenue to BGI in connection with securities lending agency services to the iShares funds increased overall as against the previous year, overall revenue increased by approximately the same percentage as overall expenses. The Board noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BGFA affiliate or purchased from an underwriting syndicate in which a BGFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rates thereunder, is fair and reasonable in light of all relevant circumstances, and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF CURRENT INVESTMENT ADVISORY CONTRACT	95

Board Review and Approval of New Investment Advisory Agreements (Unaudited)

iSHARES®, INC.

On June 16, 2009, Barclays Bank PLC (“Barclays”) entered into an agreement to sell its interest in the Barclays Global Investors asset management business, which includes BGI and BGI’s business of advising, sponsoring and distributing exchange-traded funds, to BlackRock, Inc. (“BlackRock”). Assuming receipt of the requisite regulatory approvals and the satisfaction of other conditions to the closing, the subsidiaries of Barclays operating the BGI business, including BGFA (the “Adviser”), will be sold to BlackRock (the “Transaction”) for cash and BlackRock stock.

The Adviser currently serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Company (the “Current Advisory Agreement”). Under the 1940 Act, the Transaction, if consummated, will result in the automatic termination of the Current Advisory Agreement. In order for the management of each Fund to continue uninterrupted, the Board approved interim and new investment advisory agreements (the “New Advisory Agreements”) with the Company, subject to shareholder approval.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENTS

At an in-person Board meeting held on August 13, 2009, the Board, including the Independent Directors, unanimously approved the New Advisory Agreements between the Adviser and the Company, on behalf of its Funds after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below.

The Approval Process – At telephonic and in-person meetings held in June, July and August of this year, the Board, including the Independent Directors, discussed the Transaction and the New Advisory Agreements for the Funds.

In preparation for their consideration of the New Advisory Agreements, the Directors received, in response to a written due diligence request prepared by the Board and its independent counsel and provided to BlackRock, BGI and the Adviser, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the August 13, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreements, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition, and the Adviser provided materials and information about the Transaction. In addition, the Independent Directors consulted with their independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In June 2009, the Board had performed a full annual review of, or initially approved, as applicable, the current Investment Advisory Agreement between the Adviser and the Company, on behalf of its Funds for each Fund as required by the 1940 Act and, after reviewing, among other things, the investment capabilities, resources and personnel of the Adviser, determined that the nature, extent and quality of the services provided by the Adviser under the Current Advisory Agreements were appropriate. The Board also determined that the advisory fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, were fair and reasonable in light of the services provided, the costs to the Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. (“Lipper”)), and such other circumstances as the Directors considered relevant in the exercise of their reasonable judgment. The Board approved the Current Advisory Agreements on June 17, 2009.

In advance of the June 2009 Board meeting, the Board requested and received materials specifically relating to each Fund’s Current Advisory Agreement. These materials were prepared for each Fund, and included information (i) compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (ii) prepared by the Adviser discussing market conditions generally; (iii) on the profitability to the Adviser of the Current Advisory Agreements and other payments received by the Adviser and its affiliates from the Funds; and (iv) provided by the Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

96	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

At the June 17, July 29 and August 13, 2009 Board meetings, the Directors discussed with representatives of BGI, the Adviser and BlackRock, the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding the Adviser and the Funds. At these Board meetings, representatives of BGI, the Adviser and BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of the Adviser in connection with the Transaction, including the anticipated senior management structure of the Adviser following the completion of the Transaction. The Independent Directors also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Directors met in executive sessions with their independent legal counsel at the June, July and August 2009 Board meetings to consider the Transaction, its expected impact on the Adviser and the Funds, and the New Advisory Agreements.

In connection with the Board’s review of the New Advisory Agreements, BGI, the Adviser and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•

that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including portfolio management and compliance services;

•

that the Adviser and BlackRock have no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction;

•	that it is expected that substantially all of the current employees of the Adviser will remain employees of the Adviser and will continue to provide services to the Funds following the Transaction;

•

that the Funds may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•	that the Funds are expected to continue to be sold through existing distribution channels;

•	that the Funds will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

•	that the parties to the Transaction Agreement have agreed to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Funds;

•

that Barclays or one of its affiliates has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Advisory Agreements and all costs of seeking shareholder approval of the New Advisory Agreements; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Fund shareholders.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. In their deliberations, the Directors considered information received

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	97

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

in connection with their most recent approval or continuation of each Current Advisory Agreement at the June 2009 Board meeting, in addition to information provided by BGI, the Adviser and BlackRock regarding BlackRock and the Transaction, in connection with their evaluation of the terms and conditions of the New Advisory Agreements. The Directors, including a majority of the Independent Directors, concluded that the terms of the New Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, and that the New Advisory Agreements should be approved and recommended to Fund shareholders. In voting to approve the New Advisory Agreements in respect of each Fund, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by the Adviser and its affiliates – In connection with their consideration of the New Advisory Agreements, the Board considered representations by the Adviser, BGI and BlackRock that there would be no diminution in the scope of services required of or provided by the Adviser under the New Advisory Agreements for each Fund as compared to the scope of services provided by the Adviser under the Current Advisory Agreement. In reviewing the scope of these services at the June and August 2009 Board meetings, the Board considered the Adviser’s investment philosophy and experience, noting that the Adviser and its affiliates have committed significant resources over time, including over the past year, including investments in technology and increasing the number of their employees supporting the Funds. The Board also considered the Adviser’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that the Adviser reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board noted that it expects that these reports and discussions will continue following the consummation of the Transaction. In addition to the above considerations, the Board considered the Adviser’s investment processes and strategies, and matters related to the Adviser’s portfolio transaction policies and procedures. The Board further took into account that, with respect to most of the Funds, the Adviser does not serve as investment adviser for other series of registered investment companies with substantially similar investment objectives and strategies; therefore, directly comparable performance information was generally not available for most Funds. The Board also considered each Fund’s record of performing in accordance with its investment objective.

In connection with the investment advisory services to be provided under the New Advisory Agreements, the Board took into account detailed discussions with representatives of the Adviser at the June 2009 Board meeting and at prior Board meetings regarding the management of each Fund. In addition to the investment advisory services to be provided to the Funds, the Board, at the August 2009 Board meeting, considered that the Adviser also will continue to provide management and administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds, and that these services were expected to be consistent with the services the Adviser currently performs under the Current Advisory Agreements.

The Board noted the representations of the Adviser, BGI and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of the Adviser in managing the Funds. The Board also considered that the Funds and their shareholders may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction and its lines of business. The Board also discussed the Adviser’s anticipated financial condition following the completion of the Transaction. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with its own Board of Directors and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC, are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

98	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

Based on the discussions held and the materials presented at the June, July and August 2009 Board meetings and prior Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by the Adviser under the New Advisory Agreements compared with the services provided by the Adviser under the Current Advisory Agreements and that the Board expects that the quality of such services will continue to be appropriate.

Funds’ expenses and performance of the Funds – The Board received and reviewed statistical information prepared by Lipper at the June 2009 meeting and also received information at prior meetings regarding the expense ratio components of the Funds, including advisory fees, waivers and reimbursements, and gross and net total expenses, in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising a Fund’s peer group pursuant to Lipper’s proprietary methodology and, for certain Funds, registered investment companies that would otherwise have been excluded from Lipper’s comparison group due to certain differentiating factors, but were nonetheless included at the request of the Adviser (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by most of the Funds, the Lipper Groups sometimes included mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to certain Funds.

The Board noted that the investment advisory fees and overall expenses for the Funds were generally lower than the median or average investment advisory fee rates and overall expenses of the Funds in their Lipper Groups with respect to the Current and New Advisory Agreements. The Board took into account that the fee rates for each Fund under the New Advisory Agreements are identical to the fee rates under the respective Current Advisory Agreements. Further, the Board noted that representatives of the Adviser and BlackRock had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction.

In addition to reviewing the fees and expenses, the Board noted that it regularly reviews each Fund’s performance and at the June 2009 meeting reviewed statistical information prepared by Lipper regarding the performance of each Fund for the quarter-end, one-, three-, five-and ten-year periods, as applicable, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Groups track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of the relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their performance benchmark indices over the relevant periods. In considering this information, the Board took into account that the Lipper Groups include funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that during the prior year the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indices. This comparative performance information was also considered by the Board. The Board considered the Adviser’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Funds could not be predicted.

Based on this review, the Board had concluded that the investment advisory fee rates and expense levels and the historical performance of each Fund, as compared to the investment advisory fee rates and expense levels and performance of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Current Advisory Agreements and concluded that these comparisons continued to be satisfactory for the purpose of approving the New Advisory Agreements.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	99

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

Cost of services provided and profits realized by the Adviser from the relationship with each Fund – The Board considered that at the June 2009 Board meeting and at prior meetings, it had reviewed information about the profitability of the Adviser with respect to the Funds based on the fees payable to the Adviser and its affiliates (including fees under the Current Advisory Agreements), and all other sources of revenue and expense to the Adviser and its affiliates from the Funds’ operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Companies (including any securities lending by the Funds). The Board also discussed the Adviser’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below).

In evaluating the costs of the services to be provided by the Adviser under the New Advisory Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreements are similar to the Current Advisory Agreements, including the fact that the fee rates under the Agreements are identical and that representatives of the Adviser and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waiver or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction. It was noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the Funds. Potential cost savings had been described by BlackRock representatives that may be achieved by BlackRock immediately following the Transaction, but even if all of such savings were realized by the Adviser in connection with the management of the Funds, the Adviser’s profitability in respect of the Funds was not expected to increase in a significant respect. The Adviser, BlackRock and the Board discussed how profitability will be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered funds. The Board expects to receive profitability information from the Adviser on at least an annual basis following the completion of the Transaction and thus be in a position to evaluate whether any adjustments in Fund fees would be appropriate.

The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale – In connection with its review of the Funds’ profitability analysis at the June 2009 meeting, the Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets. At the June 2009 Board meeting, the Board also reviewed the Adviser’s historic profitability as investment adviser to the iShares fund complex and noted that the Adviser had continued to make significant investments in the iShares fund complex, that expenses had grown at a pace similar to the growth in revenue, and that the Adviser had incurred operating losses during earlier years when the iShares funds, including the Funds, had not yet reached scale. The Board further noted that the Current and New Advisory Agreements provide for breakpoints in certain Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other Funds, increase and that breakpoints were implemented the previous year for certain Funds. The Board noted that for certain other Funds, the Current and New Advisory Agreements do not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase; however, the Board further noted that possible future economies of scale for those Funds had, in many cases, been taken into consideration by fixing the investment advisory fees at rates at the lower end of the marketplace, effectively giving Fund shareholders, from inception, the benefits of the lower average fee shareholders may have received from a fee structure with declining breakpoints where the initial fee was higher. At the June 2009 Board meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates, with the breakpoints for certain Funds, reflected appropriate sharing of economies of scale with the Funds’ shareholders.

The Board noted representations from the Adviser and BlackRock that the Adviser will continue to make significant investments in the iShares fund complex and the infrastructure supporting the Funds. The Board determined that changes to the fee structure were not currently necessary and that the Funds appropriately participate in economies of scale. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale. The Board expects to consider economies of scale on at least an annual basis following completion of the Transaction and thus be in a position to evaluate additional economies of scale, if any.

100	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

Fees and services provided for other comparable funds/accounts managed by the Adviser and its Affiliates – At the June 2009 Board meeting, the Board received and considered certain information regarding the Funds’ annual investment advisory fee rates under the Current Advisory Agreements in comparison to the investment advisory/management fee rates for other funds/accounts for which the Adviser or BGI provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparable investment advisory/management fee information was not available for many of the Funds, as the Adviser and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as many of the Funds. The Board noted, however, that the Adviser provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Furthermore, in reviewing the comparative investment advisory/management fee information for the Funds for which such information was available, the Board considered the general structure of investment advisory/management fees in relation to the nature and extent of services provided to the Funds in comparison with the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the Funds and the Other Accounts under differing regulatory requirements and client guidelines. The Board noted that the investment advisory fee rates under the Current Advisory Agreements for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts for which the Adviser or BGI provides investment advisory/management services, but that the differences appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the Other Accounts. Based on this review, the Board determined that the investment advisory fee rates under the Current and New Advisory Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Current and New Advisory Agreements are fair and reasonable.

Other benefits to the Adviser and its affiliates, including fall-out benefits – In evaluating the fall-out and any other ancillary benefits received by the Adviser under the Current Advisory Agreements, the Board reviewed any ancillary revenue received by the Adviser and/or its affiliates in connection with the services provided to the Funds by the Adviser or its affiliates, such as any payment of revenue to BGI, the Company’s current securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to the Adviser and BGI in connection with any investments by the Funds in other funds for which the Adviser provides investment advisory services and/or BGI provides administration services. The Board noted that while revenue to BGI in connection with securities lending agency services to the Funds increased overall as against the previous year, overall revenue increased by approximately the same percentage as overall expenses. The Board noted that the Adviser does not use soft dollars or consider the value of research or other services that may be provided to the Adviser (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through an affiliate of the Adviser or purchased from an underwriting syndicate in which an Adviser affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty at this time, and the Board indicated that it would continue to evaluate them going forward.

Conclusion – The Board examined the totality of the information they were provided at the June, July and August 2009 Board meetings, and information they received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreements, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to unanimously approve the New Advisory Agreements.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	101

Supplemental Information (Unaudited)

iSHARES®, INC.

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund is listed for trading (the “Exchange”), as of the time that the Fund’s NAV is calculated. In the case of the iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds, the NAVs of which are determined prior to the opening of the regular trading day on the Exchange, the Market Price is determined using the midpoint of the bid/ask spread as of the opening of regular trading on the Exchange. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

102	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Australia Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	5	0.36%
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	6	0.43
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	15	1.09
Greater than 2.0% and Less than 2.5%	19	1.37
Greater than 1.5% and Less than 2.0%	44	3.18
Greater than 1.0% and Less than 1.5%	107	7.74
Greater than 0.5% and Less than 1.0%	274	19.83
Between 0.5% and –0.5%	606	43.86
Less than –0.5% and Greater than –1.0%	117	8.47
Less than –1.0% and Greater than –1.5%	71	5.14
Less than –1.5% and Greater than –2.0%	31	2.24
Less than –2.0% and Greater than –2.5%	22	1.59
Less than –2.5% and Greater than –3.0%	19	1.37
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	5	0.36
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	4	0.29
Less than –5.5% and Greater than –6.0%	2	0.14
Less than –6.0%	5	0.36

	1,382	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Hong Kong Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	7	0.51%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	10	0.72
Greater than 2.5% and Less than 3.0%	17	1.23
Greater than 2.0% and Less than 2.5%	30	2.17
Greater than 1.5% and Less than 2.0%	47	3.40
Greater than 1.0% and Less than 1.5%	105	7.60
Greater than 0.5% and Less than 1.0%	226	16.35
Between 0.5% and –0.5%	585	42.35
Less than –0.5% and Greater than –1.0%	133	9.62
Less than –1.0% and Greater than –1.5%	75	5.43
Less than –1.5% and Greater than –2.0%	57	4.12
Less than –2.0% and Greater than –2.5%	31	2.24
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	13	0.94
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5% and Greater than –5.0%	5	0.36
Less than –5.0% and Greater than –5.5%	3	0.22
Less than –5.5% and Greater than –6.0%	1	0.07
Less than –6.0%	5	0.36

	1,382	100.00%

104	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Japan Small Cap Index Fund

Period Covered: January 1, 2008 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	7	1.86%
Greater than 5.5% and Less than 6.0%	2	0.53
Greater than 4.5% and Less than 5.0%	3	0.80
Greater than 4.0% and Less than 4.5%	3	0.80
Greater than 3.5% and Less than 4.0%	5	1.33
Greater than 3.0% and Less than 3.5%	10	2.66
Greater than 2.5% and Less than 3.0%	10	2.66
Greater than 2.0% and Less than 2.5%	16	4.26
Greater than 1.5% and Less than 2.0%	36	9.57
Greater than 1.0% and Less than 1.5%	42	11.17
Greater than 0.5% and Less than 1.0%	45	11.97
Between 0.5% and –0.5%	88	23.40
Less than –0.5% and Greater than –1.0%	29	7.71
Less than –1.0% and Greater than –1.5%	17	4.52
Less than –1.5% and Greater than –2.0%	15	3.99
Less than –2.0% and Greater than –2.5%	13	3.46
Less than –2.5% and Greater than –3.0%	5	1.33
Less than –3.0% and Greater than –3.5%	12	3.19
Less than –3.5% and Greater than –4.0%	5	1.33
Less than –4.0% and Greater than –4.5%	2	0.53
Less than –4.5% and Greater than –5.0%	2	0.53
Less than –5.0% and Greater than –5.5%	3	0.80
Less than –5.5% and Greater than –6.0%	3	0.80
Less than –6.0%	3	0.80

	376	100.00%

SUPPLEMENTAL INFORMATION	105

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Malaysia Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 5.5% and Less than 6.0%	2	0.14
Greater than 5.0% and Less than 5.5%	3	0.22
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	7	0.51
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	35	2.53
Greater than 1.5% and Less than 2.0%	65	4.70
Greater than 1.0% and Less than 1.5%	136	9.84
Greater than 0.5% and Less than 1.0%	215	15.56
Between 0.5% and –0.5%	471	34.10
Less than –0.5% and Greater than –1.0%	190	13.75
Less than –1.0% and Greater than –1.5%	118	8.54
Less than –1.5% and Greater than –2.0%	52	3.76
Less than –2.0% and Greater than –2.5%	42	3.04
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	8	0.58
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	7	0.51
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	2	0.14

	1,382	100.00%

106	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Pacific ex-Japan Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	7	0.51%
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	9	0.65
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	21	1.52
Greater than 1.5% and Less than 2.0%	48	3.47
Greater than 1.0% and Less than 1.5%	123	8.90
Greater than 0.5% and Less than 1.0%	262	18.96
Between 0.5% and –0.5%	617	44.66
Less than –0.5% and Greater than –1.0%	103	7.45
Less than –1.0% and Greater than –1.5%	69	4.99
Less than –1.5% and Greater than –2.0%	39	2.82
Less than –2.0% and Greater than –2.5%	14	1.01
Less than –2.5% and Greater than –3.0%	18	1.30
Less than –3.0% and Greater than –3.5%	9	0.65
Less than –3.5% and Greater than –4.0%	5	0.36
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	3	0.22
Less than –5.5% and Greater than –6.0%	2	0.14
Less than –6.0%	5	0.36

	1,382	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Singapore Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	6	0.43%
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	13	0.94
Greater than 2.0% and Less than 2.5%	38	2.75
Greater than 1.5% and Less than 2.0%	57	4.12
Greater than 1.0% and Less than 1.5%	155	11.22
Greater than 0.5% and Less than 1.0%	269	19.46
Between 0.5% and –0.5%	520	37.65
Less than –0.5% and Greater than –1.0%	127	9.19
Less than –1.0% and Greater than –1.5%	78	5.64
Less than –1.5% and Greater than –2.0%	43	3.11
Less than –2.0% and Greater than –2.5%	31	2.24
Less than –2.5% and Greater than –3.0%	13	0.94
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5%	2	0.14

	1,382	100.00%

108	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Korea Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	9	0.65%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	4	0.29
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	10	0.72
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	19	1.37
Greater than 2.0% and Less than 2.5%	40	2.89
Greater than 1.5% and Less than 2.0%	64	4.63
Greater than 1.0% and Less than 1.5%	134	9.70
Greater than 0.5% and Less than 1.0%	231	16.71
Between 0.5% and –0.5%	457	33.09
Less than –0.5% and Greater than –1.0%	151	10.93
Less than –1.0% and Greater than –1.5%	98	7.09
Less than –1.5% and Greater than –2.0%	44	3.18
Less than –2.0% and Greater than –2.5%	29	2.10
Less than –2.5% and Greater than –3.0%	26	1.88
Less than –3.0% and Greater than –3.5%	13	0.94
Less than –3.5% and Greater than –4.0%	10	0.72
Less than –4.0% and Greater than –4.5%	5	0.36
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	5	0.36
Less than –6.0%	11	0.80

	1,382	100.00%

SUPPLEMENTAL INFORMATION	109

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Taiwan Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	7	0.51%
Greater than 4.5% and Less than 5.0%	9	0.65
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	10	0.72
Greater than 3.0% and Less than 3.5%	15	1.09
Greater than 2.5% and Less than 3.0%	17	1.23
Greater than 2.0% and Less than 2.5%	37	2.68
Greater than 1.5% and Less than 2.0%	76	5.50
Greater than 1.0% and Less than 1.5%	113	8.18
Greater than 0.5% and Less than 1.0%	203	14.69
Between 0.5% and –0.5%	424	30.68
Less than –0.5% and Greater than –1.0%	194	14.04
Less than –1.0% and Greater than –1.5%	107	7.74
Less than –1.5% and Greater than –2.0%	62	4.49
Less than –2.0% and Greater than –2.5%	35	2.53
Less than –2.5% and Greater than –3.0%	24	1.74
Less than –3.0% and Greater than –3.5%	19	1.37
Less than –3.5% and Greater than –4.0%	7	0.51
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	4	0.29
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	2	0.14
Less than –6.0%	8	0.58

	1,382	100.00%

110	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Thailand Investable Market Index Fund

Period Covered: April 1, 2008 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.32%
Greater than 4.5% and Less than 5.0%	2	0.63
Greater than 4.0% and Less than 4.5%	3	0.95
Greater than 3.5% and Less than 4.0%	3	0.95
Greater than 3.0% and Less than 3.5%	5	1.59
Greater than 2.5% and Less than 3.0%	10	3.17
Greater than 2.0% and Less than 2.5%	10	3.17
Greater than 1.5% and Less than 2.0%	21	6.67
Greater than 1.0% and Less than 1.5%	37	11.75
Greater than 0.5% and Less than 1.0%	42	13.33
Between 0.5% and –0.5%	71	22.57
Less than –0.5% and Greater than –1.0%	31	9.84
Less than –1.0% and Greater than –1.5%	23	7.30
Less than –1.5% and Greater than –2.0%	22	6.98
Less than –2.0% and Greater than –2.5%	8	2.54
Less than –2.5% and Greater than –3.0%	6	1.90
Less than –3.0% and Greater than –3.5%	6	1.90
Less than –3.5% and Greater than –4.0%	1	0.32
Less than –4.0% and Greater than –4.5%	2	0.63
Less than –4.5% and Greater than –5.0%	3	0.95
Less than –5.0% and Greater than –5.5%	3	0.95
Less than –5.5% and Greater than –6.0%	1	0.32
Less than –6.0%	4	1.27

	315	100.00%

SUPPLEMENTAL INFORMATION	111

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and oversees 183 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 26 portfolios within the fund complex.

The address of each Director and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Director. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 48	Director and Chairman (since 2003).	Non-Executive Chairman (since 2009), iShares; Global Chief Executive Officer (2008-2009) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of BGFA; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Trustee (since 2003) of iShares Trust; Trustee (since 2001) of BGlF and MIP.

*	Lee T. Kranefuss is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

112	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 70	Director (since 2002); Lead Independent Director (since 2006).	Dean Witter Distinguished Professor of Finance (since 1994), Emeritus, Stanford University: Graduate School of Business.	Trustee (since 2000) of iShares Trust; Lead Independent Trustee (since 2006) of iShares Trust; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

J. Darrell Duffie, 55	Director (since 2008).	Professor (since 1984) of Stanford University: Graduate School of Business.	Trustee (since 2008) of iShares Trust; Director (since 2008) of Moody’s Corp.

Cecilia H. Herbert, 60	Director (since 2005).	Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco; Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (since 2002) and Chair (2006-2007) of the Finance and Investment Committees (since 2006) of the Thacher School.	Trustee (since 2005) of iShares Trust; Advisory Board Member (since 2009) of Forward Funds.

Charles A. Hurty, 66	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee (since 2005) of iShares Trust; Director (since 2002) of ProMark Absolute Return Strategies Fund LLC (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi- Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 54	Director (since 2005).	Chief Investment Officer (since 2002) of Santa Clara University.	Trustee (since 2005) of iShares Trust.

John E. Martinez, 48	Director (since 2003).	Director (since 2005) of EquityRock Capital Management; Director (since 2003) of Larkin Street Youth Services.	Trustee (since 2003) of iShares Trust; Chairman (since 2007) of Independent Review Committee, Canadian iShares Funds.

DIRECTOR AND OFFICER INFORMATION	113

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 54	Director (since 2007).	President and Co-Founder (since 2006) of The Bravitas Group, Inc.; Member (since 2006) of Non-Investor Advisory Board of Russia Partners II, LP; Director and member (2006-2009) of the Audit and Compensation Committee of EPAM Systems, Inc.; President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer (1999-2005) of UBS Services USA, LLC; Managing Director (2000-2005) of UBS America, Inc.; Director and Vice Chairman (since 2001) of the YMCA of Greater NYC; Broadway Producer (since 2006); Co- Founder and Vice President (since 2008) of Parentgiving Inc.	Trustee (since 2007) of iShares Trust.

*	Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI. Effective August 13, 2009, John E. Martinez is a non-interested person notwithstanding his former affiliation with BGFA and its affiliates prior to 2002.

Officers
Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Michael A. Latham, 44	President (since 2007).	Head (since 2007) of Americas iShares, BGI; Chief Operating Officer (2003-2007) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.	None.

114	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 50	Treasurer and Chief Financial Officer (since 2008).	Senior Director (since 2009) of Fund Administration of Intermediary Investor Business of BGI; Director (2004-2009) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 57	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investors Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 46	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

Amy Schioldager, 47	Executive Vice President (since 2007).	Global Head (since 2008) of Index Equity, BGI; Global Head (2006-2008) of U.S. Indexing, BGI; Head (2001-2006) of Domestic Equity Portfolio Management, BGI.	None.

Patrick O’Connor, 42	Vice President (since 2007).	Head (since 2006) of iShares Portfolio Management, BGI; Senior Portfolio Manager (1999-2006) of BGI.	None.

DIRECTOR AND OFFICER INFORMATION	115

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Lee Sterne, 44	Vice President (since 2007).	Head (since 2007) of U.S. Fixed Income Index and iShares, BGI; Senior Portfolio Manager (2004-2007) of BGI; Portfolio Manager (2001-2004) of BGI.	None.

Matt Tucker, 37	Vice President (since 2007).	Director (since 2009) of Fixed Income Investment Strategy, BGI; Head (2005-2008) of U.S. Fixed Income Investment Solutions, BGI; Fixed Income Investment Strategist (2003-2005) of BGI.	None.

116	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	117

Notes:

118	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	119

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Funds
iShares Dow Jones U.S.	IYY

iShares KLD Socially Responsible Index Funds
iShares FTSE KLD 400 Social	DSI
iShares FTSE KLD Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds	Trading Symbol
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology-Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

120	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI All Peru Capped	EPU
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares S&P Emerging Markets Infrastructure	EMIF
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares International Specialty Index Funds
iShares Dow Jones International Select Dividend	IDV

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares Global Sector Index Funds
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares Global Theme Based Index Funds
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

iShares U.S. Credit Bond Funds
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares iBoxx $ High Yield Corporate	HYG

iShares U.S. Securitized Bond Funds
iShares Barclays MBS	MBB

iSHARES FAMILY OF FUNDS	121

The iShares® Family of Funds (Continued)

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF

iShares International Bond Funds	Trading Symbol
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, J.P. Morgan Securities Inc., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company or Standard & Poor’s, nor are they sponsored or endorsed by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above except Barclays Capital, which is an affiliate of BGI. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage REITs or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Global Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT, and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua”is a trade- and servicemark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT; “EPRA®” is a trademark of EPRA.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2009 Annual Report.

iS-1437-1009

122	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

2009 ANNUAL REPORT TO SHAREHOLDERS iSHARES® MSCI SERIES AUGUST 31, 2009

Would you prefer to receive materials like this electronically? See inside cover for details.

iShares MSCI Brazil Index Fund

iShares MSCI BRIC Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Chile Investable Market Index Fund

iShares MSCI Israel Capped Investable Market Index Fund

iShares MSCI Mexico Investable Market Index Fund

iShares MSCI South Africa Index Fund

iShares MSCI Turkey Investable Market Index Fund

iShares®

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

To sign up for electronic delivery, please follow these simple steps:

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Your information and email address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com.

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL INDEX FUND

(TICKER: EWZ)

INVESTMENT OBJECTIVE

The iShares MSCI Brazil Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Brazilian market, as measured by the MSCI Brazil IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (16.05)%, while the total return for the Index was (15.42)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

The Brazilian stock market posted a double-digit decline during the reporting period, reflecting an intense and volatile global investment environment. Brazil’s market retracted in the last four months of 2008 amid one of the worst global economic downturns since World War II and a liquidity challenge in the credit markets softened the country’s exports and put downward pressure on the Brazilian currency. In particular, a substantial drop in global demand for oil and other commodities, which comprise two-thirds of Brazil’s exports, appears to have contributed to a marked slowdown in Brazil’s economy, which contracted by 1.2% for the 12 months ended June 30, 2009. Increased risk aversion among investors may also have contributed to the stock market decline in Brazil and many other emerging markets.

The Brazilian government implemented several policies in early 2009 apparently intended to revive the economy. The country’s central bank reduced interest rates from 13.75% to a record low of 8.75% to stimulate domestic consumption and boost economic growth. In addition, the bank injected capital into the financial system to stimulate the credit markets, and the government provided tax breaks for purchases of large durable goods such as appliances and cars.

The government’s efforts appeared to produce results in the last half of the reporting period as industrial production increased and the unemployment rate fell. Early signs of economic stabilization elsewhere, primarily in the U.S., boosted expectations of a nascent global recovery and helped restore investor confidence. Commodity prices stabilized and began to retrace some of their declines, which was also supportive for the Brazilian economy. As a result, Brazil’s equity market staged a sharp recovery. However, it was insufficient to fully offset the steep decline in late 2008 and early 2009.

Seven of the Fund’s ten largest holdings as of August 31, 2009 declined for the reporting period, led by steelmaker Gerdau SA and metals and mining company Vale SA, both of which struggled with falling commodity prices. Other notable decliners that were hurt by lower commodity prices included energy producer Petroleo Brasileiro SA and steelmaker Companhia Siderurgica Nacional SA. By far, the best performer among the Fund’s top ten holdings was beverage maker Companhia de Bebidas das Americas, which was relatively immune to the economic downturn. The other two positive performers were financial stocks, investment bank Itausa – Investimentos Itau SA and financial conglomerate Itau Unibanco Holding SA.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(16.05)%	(16.32)%	(15.42)%	31.50%	31.33%	33.39%	15.24%	15.21%	17.33%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(16.05)%	(16.32)%	(15.42)%	293.24%	290.63%	322.30%	265.95%	264.90%	331.51%

Total returns for the period since inception are calculated from the inception date of the Fund (7/10/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/14/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

2	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Basic Materials	27.20%

Energy	24.13

Financial	20.52

Consumer Non-Cyclical	9.30

Utilities	8.16

Communications	5.09

Diversified	2.13

Industrial	1.67

Consumer Cyclical	1.10

Short-Term and Other Net Assets	0.70

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Petroleo Brasileiro SA Preferred	11.88%

Petroleo Brasileiro SA	10.38

Vale SA Class A Preferred	8.62

Itau Unibanco Holding SA Preferred	8.07

Vale SA SP ADR	6.23

Banco Bradesco SA Preferred	4.98

Companhia de Bebidas das Americas Preferred	3.08

Companhia Siderurgica Nacional SA	2.77

Gerdau SA Preferred	2.21

Itausa – Investimentos Itau SA Preferred	2.13

TOTAL	60.35%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® MSCI BRIC INDEX FUND

(TICKER: BKF)

INVESTMENT OBJECTIVE

The iShares MSCI BRIC Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI BRIC IndexSM (the “Index”). The Index is designed to measure the combined equity market performance in Brazil, Russia, India and China (“BRIC”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (13.08)%, while the total return for the Index was (13.43)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

The Fund posted a double-digit decline for the reporting period in an intense and volatile investment environment. Equity markets worldwide retracted early in the reporting period amid one of the worst global economic downturns since World War II and a credit challenge that led to the near-collapse of some of the world’s largest financial institutions. However, in the last six months of the reporting period, global stock markets reversed course, enjoying a tremendous recovery as initial signs of economic stabilization – mainly in the U.S. – and an easing of the credit crunch boosted investor confidence.

Three of the four markets comprising the Index – Brazil, Russia, and India – declined overall for the reporting period. The exception was China, though it produced only a modest positive return for the period. All four countries faced sharp declines in export demand as the global economy weakened in late 2008 and early 2009. In particular, Brazil and Russia were affected negatively by declining demand for commodities, especially oil and metals. The result was a pronounced drop in each of the four stock markets in the first half of the reporting period.

Each country’s government took steps to resuscitate its respective economy. The Chinese government implemented a domestic spending plan, including increased investment in infrastructure and greater lending activity, to offset the drop in exports and restore the country’s robust economic growth rate. India expanded government subsidies to sustain economic activity, while Brazil’s central bank reduced interest rates and Russia limited speculation that could harm its currency. These efforts, combined with improving economic conditions worldwide, helped generated a substantial rebound in BRIC markets in the last half of the reporting period.

China and India held up the best, with China advancing modestly and India declining modestly for the reporting period. Both of these countries had the least exposure to falling commodity prices and the greatest success maintaining their economic growth rates. Brazil’s equity market suffered a double-digit decline, while Russia posted the largest losses – the world’s largest oil producer felt the impact of a 30% decline in the price of oil.

Six of the Fund’s ten largest holdings as of August 31, 2009 declined for the reporting period, led by energy producers OAO Gazprom of Russia and Petroleo Brasileiro SA of Brazil, which struggled with reduced demand for energy and falling oil prices. Other notable decliners that were hurt by falling commodity prices included Brazilian metals and mining company Vale SA and Indian energy conglomerate Reliance Industries Ltd. On the positive side, the best performer among the top ten holdings was Chinese insurer China Life Insurance Co. Ltd. Commercial banks HDFC Bank Ltd. in India and Itau Unibanco Holding SA in Brazil also fared well.

4	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRIC INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/09			Inception to 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(13.08)%	(13.48)%	(13.43)%	(19.17)%	(19.42)%	(19.76)%	(31.90)%	(32.29)%	(32.80)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRIC INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	27.35%

Energy	27.22

Basic Materials	11.61

Communications	10.33

Consumer Non-Cyclical	6.11

Technology	5.81

Industrial	4.14

Utilities	2.51

Diversified	2.43

Consumer Cyclical	2.16

Short-Term and Other Net Assets	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
China Mobile Ltd. (China)	4.66%

Petroleo Brasileiro SA Preferred (Brazil)	4.25

OAO Gazprom SP ADR (Russia)	4.14

Petroleo Brasileiro SA (Brazil)	3.60

Reliance Industries Ltd. SP GDR (India)	3.59

Vale SA Class A Preferred (Brazil)	2.97

Itau Unibanco Holding SA Preferred (Brazil)	2.88

Infosys Technologies Ltd. SP ADR (India)	2.76

China Life Insurance Co. Ltd. Class H (China)	2.69

HDFC Bank Ltd. SP ADR (India)	2.43

TOTAL	33.97%

6	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI CANADA INDEX FUND

(TICKER: EWC)

INVESTMENT OBJECTIVE

The iShares MSCI Canada Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Canadian market, as measured by the MSCI Canada IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (20.51)%, while the total return for the Index was (20.43)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

The Canadian stock market declined by more than 20% for the reporting period, reflecting an intense and volatile global investment environment. Canada’s equity market declined in the last four months of 2008 amid one of the worst global economic downturns since World War II and a liquidity challenge in the credit markets. The economic malaise was particularly acute in the U.S., Canada’s neighbor and largest trading partner – more than three-quarters of Canada’s exports are sent to the U.S. A substantial drop in global demand for oil and other commodities, which are a major portion of Canada’s exports, also contributed to the slowdown in the Canadian economy, which contracted by 3.2% for the 12 months ended June 30, 2009.

On the positive side, the Canadian banking industry mitigated the mortgage-related problems that afflicted financial companies in the U.S. and elsewhere in the world, remaining profitable despite a global credit crunch. In addition, the Bank of Canada, the country’s central bank, lowered its overnight lending rate from 3.0% to 0.25% during the reporting period to help boost domestic spending and stimulate economic activity. The federal government enacted some fiscal measures to help shore up the auto industry and other struggling segments of the economy.

Market conditions improved in the last half of the reporting period. Early signs of economic stabilization, both in Canada and the U.S., boosted expectations of a nascent global recovery and helped restore investor confidence. Commodity prices stabilized and began to retrace some of their declines, which was also supportive for the Canadian economy. As a result, the Canadian stock market staged a sharp recovery, as the Index returned more than 50% for the last six months of the reporting period. However, it was insufficient to fully offset the steep decline in late 2008 and early 2009.

Seven of the Fund’s ten largest holdings as of August 31, 2009 declined for the reporting period, led by energy producers Suncor Energy Inc. and Canadian Natural Resources Ltd., both of which struggled with reduced demand for energy and falling oil prices. Other notable decliners included financial services firm Manulife Financial Corp. and wireless products maker Research in Motion Ltd. The best performers among the Fund’s top ten holdings were banking stocks Royal Bank of Canada and Toronto-Dominion Bank, which were the Fund’s two largest holdings as of August 31, 2009.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(20.51)%	(20.12)%	(20.43)%	12.14%	12.06%	12.40%	10.16%	10.16%	10.50%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(20.51)%	(20.12)%	(20.43)%	77.34%	76.70%	79.40%	163.18%	163.08%	171.41%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	34.99%

Energy	24.51

Basic Materials	18.53

Industrial	5.33

Communications	4.78

Technology	4.60

Consumer Cyclical	2.35

Consumer Non-Cyclical	2.05

Diversified	1.50

Utilities	1.15

Short-Term and Other Net Assets	0.21

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Royal Bank of Canada	7.89%

Toronto-Dominion Bank (The)	5.73

Suncor Energy Inc.	5.18

Bank of Nova Scotia	4.52

EnCana Corp.	4.26

Research In Motion Ltd.	4.08

Manulife Financial Corp.	3.61

Canadian Natural Resources Ltd.	3.38

Barrick Gold Corp.	3.28

Goldcorp Inc.	2.89

TOTAL	44.82%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

(TICKER: ECH)

INVESTMENT OBJECTIVE

The iShares MSCI Chile Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Chile Investable Market IndexSM (the “Index”). The Index is designed to measure broad based equity market performance in Chile. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was 0.89%, while the total return for the Index was 0.52%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

The Chilean stock market advanced modestly for the reporting period, but its relatively flat return masked considerable volatility in an intense investment environment. Chile’s equity market declined in the first two months of the reporting period amid one of the worst global economic downturns since World War II and a liquidity challenge in the credit markets. In particular, a substantial drop in global demand for commodities – particularly copper, which comprises nearly half of Chile’s exports – contributed to a marked slowdown in the country’s economy. After years of robust growth, the Chilean economy contracted by 4.5% for the 12 months ended June 30, 2009. Increased risk aversion among investors was another contributing factor to the stock market decline in Chile and many other emerging markets.

However, the Chilean government maintained a fiscal policy that appears to have forced the country to save much of the revenues earned when copper prices rise. As a result, Chile has a large sovereign wealth fund that allowed the government to enact fiscal stimulus to boost the economy without increasing the country’s debt. Chile’s central bank also reduced interest rates sharply to stimulate domestic consumption. These actions appear to have contributed to the modest recovery of Chile’s stock market in late 2008 and early 2009, while many other emerging markets were still declining.

The recovery in the Chilean equity market accelerated during the last six months of the reporting period. Early signs of economic stabilization elsewhere, primarily in the U.S., may have raised expectations of a nascent global recovery and helped restore investor confidence. Commodity prices firmed up and began to retrace some of their declines, which was also supportive for the Chilean economy. By the end of the reporting period, Chile’s stock market had returned to the same levels as at the beginning of the period.

Among the Fund’s ten largest holdings as of August 31, 2009 the top performer was commercial bank Banco Santander Chile SA, which held up well by largely avoiding the mortgage-related problems that afflicted financial companies in many other regions of the world. Other positive performers included electric utilities Colbun SA and Enersis SA, which were relatively immune to the economic downturn as demand and prices for power remained relatively steady. On the downside, steel and iron producer CAP SA suffered the largest declines, weighed down by the broad decline in commodity prices. Chemicals producer Sociedad Quimica y Minera de Chile SA and food retailer Cencosud SA also declined during the reporting period.

10	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/09			Inception to 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.89%	1.57%	0.52%	(3.55)%	(3.78)%	(3.68)%	(6.32)%	(6.73)%	(6.54)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Utilities	31.69%

Basic Materials	19.47

Diversified	12.40

Consumer Cyclical	10.89

Consumer Non-Cyclical	9.74

Financial	9.06

Communications	3.02

Industrial	2.55

Technology	1.08

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Empresas Copec SA	12.40%

Empresa Nacional de Electricidad SA	11.48

Enersis SA	10.30

Sociedad Quimica y Minera de Chile SA Series B	7.59

Empresas CMPC SA	6.37

Banco Santander Chile SA	4.98

Cencosud SA	4.73

CAP SA	4.35

Colbun SA	4.07

LAN Airlines SA	4.00

TOTAL	70.27%

12	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

(TICKER: EIS)

INVESTMENT OBJECTIVE

The iShares MSCI Israel Capped Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Israel Capped Investable Market IndexSM (the “Index”). The Index is a custom, free float adjusted market capitalization index designed to measure broad based equity market performance in Israel. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (0.63)%, while the total return for the Index was (1.25)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

The Israel stock market declined fractionally for the reporting period, but experienced considerable volatility in an intense investment environment. Israel’s equity market declined in the first three months of the reporting period amid one of the worst global economic downturns since World War II and a liquidity challenge in the credit markets. The economic malaise was particularly acute in the U.S., Israel’s largest trading partner, but also had a substantial impact on other regions of the world. Consequently, exports from Israel, which comprise nearly half of the country’s economic growth, weakened significantly, and foreign investment and tourism also waned. The end result was an economic growth rate of just 0.1% for the 12 months ended June 30, 2009.

However, virtually every developed country, and many emerging economies, faced economic contraction during the reporting period; Israel was one of the few countries to generate flat or positive growth despite the global downturn. One factor in Israel’s favor was a stable financial industry that appears to have mitigated the mortgage-related problems afflicting financial companies in the U.S. and elsewhere in the world. Increased government spending on infrastructure, including road and school construction, also appear to have helped sustain Israel’s economic growth.

The Israel stock market staged a healthy rebound during the last six months of the reporting period. Early signs of economic stabilization, primarily in the U.S., may have raised expectations of a nascent global recovery. Increased risk aversion, which had been a contributing factor to the stock market decline in Israel and many other emerging markets in late 2008, appeared to give way to renewed investor confidence. By the end of the reporting period, Israel’s stock market had recovered nearly its entire decline from earlier in the period.

Among the Fund’s ten largest holdings as of August 31, 2009 the top performer was Bezeq Israeli Telecommunication Corp. Ltd., Israel’s largest telecommunication services provider, which benefited from strength in its wireless business. Other positive performers included aerospace and defense company Elbit Systems Ltd., which was largely unaffected by the economic downturn, and commercial bank Mizrahi Tefahot Bank Ltd. On the downside, chemicals producer Israel Chemicals Ltd. posted the largest decline as the company struggled with reduced demand for commodities and lower commodity prices. Commercial bank Bank Hapoalim Ltd. was among the few Israeli banks with exposure to the U.S. mortgage market, which forced the company to take losses on some of its mortgage-backed securities and other assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/09			Inception to 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(0.63)%	1.44%	(1.25)%	(2.81)%	(2.76)%	(1.87)%	(4.01)%	(3.94)%	(2.67)%

Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/28/08), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	26.24%

Consumer Non-Cyclical	25.43

Communications	24.37

Basic Materials	13.17

Industrial	6.18

Energy	1.32

Consumer Cyclical	1.24

Technology	1.01

Diversified	0.61

Short-Term and Other Net Assets	0.43

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Teva Pharmaceutical Industries Ltd.	23.02%

Israel Chemicals Ltd.	9.83

Check Point Software Technologies Ltd.	7.78

Bank Leumi le-Israel	6.47

Bezeq Israeli Telecommunication Corp. Ltd.	4.96

Bank Hapoalim Ltd.	4.69

NICE Systems Ltd.	3.36

Partner Communications Co. Ltd.	3.26

Elbit Systems Ltd.	2.91

Mizrahi Tefahot Bank Ltd.	2.53

TOTAL	68.81%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

(TICKER: EWW)

INVESTMENT OBJECTIVE

The iShares MSCI Mexico Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Mexican market, as measured by the MSCI Mexico Investable Market IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (16.50)%, while the total return for the Index was (16.23)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

The Mexican stock market posted a double-digit decline during the reporting period, reflecting an intense and volatile global investment environment. Mexico’s equity market retracted by more than 40% in the first three months of the reporting period amid one of the worst global economic downturns since World War II and a liquidity challenge in the credit markets. The economic malaise was particularly acute in the U.S., Mexico’s neighbor and largest trading partner as 85% of Mexico’s exports are sent to the U.S. A substantial drop in global demand for oil – Mexico’s state-owned oil company is the world’s third-largest oil producer – also contributed to a marked slowdown in the Mexican economy. Meanwhile, an outbreak of the H1N1 virus and an increase in drug-related violence dampened tourism, another critical component of Mexico’s economy. At the same time, a flight of foreign capital out of Mexico led to a lack of liquidity in the country’s financial system, which hampered lending activity. The end result was a 10.3% contraction in Mexico’s economy for the 12 months ended June 30, 2009; only Russia experienced a greater economic contraction over the same period.

Nonetheless, Mexico’s stock market enjoyed a strong recovery in the last half of the reporting period. Early signs of economic stabilization, primarily in the U.S., may have boosted expectations of a nascent global recovery. Increased risk aversion, which appears to have been a contributing factor to the stock market decline in Mexico and many other emerging markets in late 2008, appeared to give way to renewed investor confidence. The prices of oil and other commodities stabilized and began to retrace some of their declines, which was supportive for the Mexican economy. Ultimately, the improving outlook helped the Mexican stock market surge by approximately 80% over the last six months of the reporting period. Even this robust gain, though, was insufficient to fully offset the steep decline in late 2008.

Each of the Fund’s ten largest holdings as of August 31, 2009 declined for the reporting period, led by cement producer Cemex SAB de CV, which struggled with declining demand and lower prices. Two telecommunication services stocks, Telefonos de Mexico SAB de CV and Carso Global Telecom SAB de CV, and financial services stock Grupo Financiero Banorte SAB de CV were also among the largest decliners during the reporting period. The best performer among the Fund’s top ten holdings was discount retailer Wal-Mart de Mexico SAB de CV, which declined modestly for the reporting period. Wal-Mart benefited from increased demand as consumers traded down to lower-priced goods during a recession. Metals and mining company Grupo Mexico SAB de CV and telecom services provider Telmex Internacional SAB de CV also held up well during the reporting period.

16	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(16.50)%	(16.91)%	(16.23)%	18.98%	18.81%	18.78%	14.25%	14.28%	14.71%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(16.50)%	(16.91)%	(16.23)%	138.42%	136.77%	136.44%	279.05%	279.98%	294.47%

“Average Annual Total Returns “represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Communications	42.86%

Consumer Cyclical	14.45

Consumer Non-Cyclical	12.25

Basic Materials	10.18

Industrial	9.08

Financial	6.95

Diversified	4.11

Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
America Movil SAB de CV Series L	24.30%

Wal-Mart de Mexico SAB de CV Series V	7.91

Fomento Economico Mexicano SAB de CV BD Units	5.61

Telefonos de Mexico SAB de CV Series L	5.03

Cemex SAB de CV CPO	4.98

Grupo Televisa SA CPO	4.84

Grupo Mexico SAB de CV Series B	4.80

Telmex Internacional SAB de CV Series L	3.88

Grupo Financiero Banorte SAB de CV Series O	3.86

Carso Global Telecom SAB de CV Series A1	3.30

TOTAL	68.51%

18	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH AFRICA INDEX FUND

(TICKER: EZA)

INVESTMENT OBJECTIVE

The iShares MSCI South Africa Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the South African market, as measured by the MSCI South Africa IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (2.23)%, while the total return for the Index was (0.18)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

The South African stock market declined modestly for the reporting period, but experienced considerable volatility in an intense investment environment. South Africa’s equity market declined in the first two months of the reporting period amid one of the worst global economic downturn since World War II and a liquidity challenge in the credit markets. In particular, a substantial drop in global demand for commodities, a major component of South Africa’s exports, contributed to a marked slowdown in the country’s economy. Manufacturing and retail sales also declined, and unemployment hovered around 25% by the end of the reporting period. The end result was a 2.8% contraction in the South African economy for the 12 months ended June 30, 2009, the country’s first recession in 17 years.

South Africa’s central bank reduced interest rates from 12% to 7% in an effort to boost the economy. In addition, the country’s banking system remained sound, with little exposure to the mortgage-related problems that afflicted financial companies in the U.S. and elsewhere in the world. Finally, the government embarked on a three-year infrastructure build-out to help create jobs and stimulate economic activity. These factors helped keep the South African economy from the global recession.

The South African stock market staged a healthy rebound during the last half of the reporting period. Early signs of economic stabilization, primarily in the U.S., may have raised expectations of a nascent global recovery. Increased risk aversion, which had been a contributing factor to the stock market decline in South Africa and many other emerging markets in late 2008, appeared to give way to renewed investor confidence. Commodity prices firmed up and began to retrace some of their declines, which was also supportive for the South African economy. By the end of the reporting period, South African’s stock market had regained nearly all of its losses from late 2008.

Seven of the Fund’s ten largest holdings as of August 31, 2009 advanced for the reporting period. The top performers were gold producers Gold Fields Ltd. and AngloGold Ashanti Ltd., both of which benefited from a 15% increase in the price of gold during the reporting period. Electronic media company Naspers Ltd. and financial services firm Sanlam Ltd. were also among the better performers. On the downside, the three decliners among the Fund’s top ten holdings were all commodity-related stocks, energy producer Sasol Ltd. and metals and mining companies Anglo Platinum Ltd. and Impala Platinum Holdings Ltd. All three companies struggled with reduced demand for commodities and lower commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(2.23)%	(0.51)%	(0.18)%	15.07%	14.98%	16.42%	19.37%	19.44%	20.77%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(2.23)%	(0.51)%	(0.18)%	101.76%	100.94%	113.86%	220.30%	221.58%	246.16%

Total returns for the period since inception are calculated from the inception date of the Fund (2/3/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/7/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Basic Materials	26.08%

Financial	23.77

Communications	20.30

Energy	10.72

Consumer Cyclical	5.39

Diversified	5.26

Consumer Non-Cyclical	4.56

Industrial	3.75

Short-Term and Other Net Assets	0.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
MTN Group Ltd.	11.97%

Sasol Ltd.	10.72

Standard Bank Group Ltd.	7.48

Naspers Ltd. Class N	6.24

Impala Platinum Holdings Ltd.	6.23

AngloGold Ashanti Ltd.	5.72

Gold Fields Ltd.	4.04

FirstRand Ltd.	2.86

Sanlam Ltd.	2.68

Anglo Platinum Ltd.	2.62

TOTAL	60.56%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

(TICKER: TUR)

INVESTMENT OBJECTIVE

The iShares MSCI Turkey Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Turkey Investable Market IndexSM (the “Index”). The Index is a free float adjusted market capitalization index designed to measure broad based equity market performance in Turkey. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (5.56)%, while the total return for the Index was (5.59)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

The Turkish stock market declined for the reporting period, reflecting an intense and volatile global investment environment. Turkey’s equity market declined in the first three months of the reporting period amid one of the worst global economic downturns since World War II and a liquidity challenge in the credit markets. The economic malaise was particularly acute in the U.S., but it also significantly impacted Europe, which receives half of Turkey’s exports. Foreign investment in Turkey declined substantially, while the country’s fiscal deficit increased during the reporting period. As a result, the Turkish economy contracted by 7% for the 12 months ended June 30, 2009.

On the positive side, however, the Turkish central bank reduced interest rates from 16.75% to 8.25% which may have helped to revive domestic economic activity. Turkey’s banking industry weathered the credit crunch well and mitigated the mortgage-related problems that afflicted financial companies in the U.S. and elsewhere in the world. In addition, discussions regarding a renewed lending facility with the International Monetary Fund and a relatively stable political situation in Turkey may have helped retain the confidence of some foreign investors.

Turkey’s stock market enjoyed a recovery in the last half of the reporting period. Early signs of economic stabilization, primarily in the U.S., boosted expectations of a nascent global recovery. Increased risk aversion, which appears to have been a contributing factor to the stock market decline in Turkey and many other emerging markets in late 2008, gave way to renewed investor confidence. The improving outlook helped the Turkish stock market surge over the last six months of the reporting period. Even this robust recovery, though, was insufficient to fully offset the market’s steep decline in late 2008.

Among the Fund’s ten largest holdings as of August 31, 2009 the top performers were banks, including Turkiye Garanti Bankasi AS (the Fund’s largest holding as of August 31, 2009), Turkiye Vakiflar Bankasi TAO, and Akbank TAS. The relative stability of the banking sector and its lack of exposure to financial assets helped boost these stocks. Wireless services provider Turkcell Iletisim Hizmetleri AS and beverage maker Anadolu Efes Biracilik ve Malt Sanayii AS also advanced for the reporting period. By far, the biggest decliner among the Fund’s top ten holdings was oil producer Turkiye Petrol Rafinerileri AS, which struggled with reduced demand for energy and falling oil prices. Other noteworthy decliners included financial stocks Yapi ve Kredi Bankasi AS and Turkiye Is Bankasi AS.

22	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/09			Inception to 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(5.56)%	(4.95)%	(5.59)%	(1.10)%	(0.62)%	(0.92)%	(1.58)%	(0.89)%	(1.32)%

Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/28/08), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Financial	45.68%

Communications	13.88

Consumer Non-Cyclical	10.22

Diversified	9.02

Industrial	5.23

Consumer Cyclical	4.83

Basic Materials	4.64

Energy	3.61

Utilities	0.47

Short-Term and Other Net Assets	2.42

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Turkiye Garanti Bankasi AS	12.80%

Turkcell Iletisim Hizmetleri AS	9.62

Akbank TAS	8.27

Turkiye Is Bankasi AS	8.22

Anadolu Efes Biracilik ve Malt Sanayii AS	4.26

Turkiye Petrol Rafinerileri AS	3.61

Haci Omer Sabanci Holding AS	3.53

Yapi ve Kredi Bankasi AS	3.52

Turkiye Halk Bankasi AS	3.24

Turkiye Vakiflar Bankasi TAO	3.19

TOTAL	60.26%

24	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES®, INC.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/09)	Ending Account Value (8/31/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/09 to 8/31/09)
Brazil
Actual	$1,000.00	$1,713.40	0.64%	$4.38
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.64	3.26
BRIC
Actual	1,000.00	1,725.10	0.71	4.88
Hypothetical (5% return before expenses)	1,000.00	1,021.60	0.71	3.62
Canada
Actual	1,000.00	1,572.20	0.55	3.57
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80
Chile Investable Market
Actual	1,000.00	1,368.20	0.64	3.82
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.64	3.26

SHAREHOLDER EXPENSES	25

Shareholder Expenses (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	Beginning Account Value (3/1/09)	Ending Account Value (8/31/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/09 to 8/31/09)
Israel Capped Investable Market
Actual	$1,000.00	$1,506.10	0.64%	$4.04
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.64	3.26
Mexico Investable Market
Actual	1,000.00	1,790.90	0.55	3.87
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.80
South Africa
Actual	1,000.00	1,704.80	0.64	4.36
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.64	3.26
Turkey Investable Market
Actual	1,000.00	2,230.50	0.64	5.21
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.64	3.26

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

26	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 41.12%

AEROSPACE & DEFENSE – 0.83%
Empresa Brasileira de Aeronautica SA	13,558,532	$72,753,099

		72,753,099

AGRICULTURE – 0.87%
Souza Cruz SA	2,410,400	76,478,439

		76,478,439

BANKS – 1.94%
Banco do Brasil SA	9,641,660	133,735,857
Banco Nossa Caixa SA	903,900	36,294,988

		170,030,845

COMMERCIAL SERVICES – 1.87%
Companhia Brasileira de Meios de Pagamento	12,052,000	105,055,610
Companhia de Concessoes Rodoviarias	3,615,600	59,525,122

		164,580,732

COSMETICS & PERSONAL CARE – 0.78%
Natura Cosmeticos SA	4,218,200	68,193,488

		68,193,488

DIVERSIFIED FINANCIAL SERVICES – 3.10%
BM&F Bovespa SA	26,815,700	165,216,561
Redecard SA	7,833,800	107,164,390

		272,380,951

ELECTRIC – 2.68%
Centrais Eletricas Brasileiras SA	6,327,399	92,428,336
CPFL Energia SA	4,218,250	74,367,345
EDP Energias do Brasil SA	1,807,800	27,126,585
Tractebel Energia SA	3,916,900	41,432,744

		235,355,010

FOOD – 2.11%
BRF - Brasil Foods SAa	3,916,975	87,228,499
Cosan SA Industria e Comercio[a]	2,711,790	30,353,068
JBS SA	10,244,287	42,476,312
Marfrig Alimentos SAa	3,013,000	25,241,463

		185,299,342

Security	Shares	Value
FOREST PRODUCTS & PAPER – 0.44%
Votorantim Celulose e Papel SAa	2,468,407	$38,491,967

		38,491,967

HOME BUILDERS – 0.50%
MRV Engenharia e Participacoes SA	2,410,449	43,633,472

		43,633,472

INSURANCE – 0.25%
Porto Seguro SA	2,410,400	22,110,244

		22,110,244

INTERNET – 0.53%
B2W Companhia Global do Varejo	1,807,830	46,604,822

		46,604,822

IRON & STEEL – 3.93%
Companhia Siderurgica Nacional SA	9,340,327	242,769,263
Gerdau SA	4,218,200	38,133,781
Usinas Siderurgicas de Minas Gerais SA	2,711,700	63,896,049

		344,799,093

MINING – 6.23%
Vale SA SP ADR[b]	28,493,941	547,368,607

		547,368,607

OIL & GAS – 12.25%
OGX Petroleo e Gas Participacoes SAa	301,300	163,750,000
Petroleo Brasileiro SA	45,797,644	911,339,120

		1,075,089,120

REAL ESTATE – 0.65%
Cyrela Brazil Realty SA	4,519,500	56,769,329

		56,769,329

TELECOMMUNICATIONS – 0.75%
GVT (Holding) SAa	2,109,103	37,574,688
Tele Norte Leste Participacoes SA	1,506,538	28,205,650

		65,780,338

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2009

Security	Shares	Value
TRANSPORTATION – 0.84%
ALL - America Latina Logistica SA	10,244,200	$73,979,854

		73,979,854

WATER – 0.57%
Companhia de Saneamento Basico do Estado de Sao Paulo	2,711,700	49,891,829

		49,891,829

TOTAL COMMON STOCKS (Cost: $2,498,309,217)		3,609,590,581

PREFERRED STOCKS – 58.18%

BANKS – 13.35%
Banco Bradesco SA	26,815,700	437,212,500
Banco do Estado do Rio Grande do Sul SA	4,820,810	26,685,714
Itau Unibanco Holding SA	41,760,249	708,108,570

		1,172,006,784

BEVERAGES – 3.08%
Companhia de Bebidas das Americas	3,615,680	270,313,298

		270,313,298

CHEMICALS – 1.63%
Braskem SA Class Aa	4,820,836	26,736,980
Fertilizantes Fosfatados SAa	4,218,280	39,476,480
Ultrapar Participacoes SA	2,109,100	77,095,098

		143,308,558

ELECTRIC – 4.91%
AES Tiete SA	2,164,600	23,252,808
Centrais Eletricas Brasileiras SA Class B	6,026,000	79,079,268
Companhia de Transmissao de Energia Eletrica Paulista	914,176	23,232,479
Companhia Energetica de Minas Gerais	10,244,232	150,730,349
Companhia Energetica de Sao Paulo Class B	3,916,970	41,931,932
Companhia Paranaense de Energia Class B	3,314,300	51,542,110

Security	Shares	Value
Eletropaulo Metropolitana Electricidade de Sao Paulo SA Class B	3,314,320	$61,453,749

		431,222,695

FOOD – 0.59%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	2,124,128	51,931,889

		51,931,889

FOREST PRODUCTS & PAPER – 1.01%
Aracruz Celulose SA Class Ba	11,148,100	23,407,463
Klabin SA	15,968,900	30,904,817
Suzano Bahia Sul Papel e Celulose SAa	3,615,685	34,124,705

		88,436,985

HOLDING COMPANIES - DIVERSIFIED – 2.13%
Itausa - Investimentos Itau SA	36,457,336	187,119,307

		187,119,307

INVESTMENT COMPANIES – 1.23%
Bradespar SA	6,929,900	107,475,915

		107,475,915

IRON & STEEL – 5.34%
Gerdau SA	16,571,546	193,832,611
Metalurgica Gerdau SA	8,135,190	119,137,830
Usinas Siderurgicas de Minas Gerais SA Class A	6,628,600	155,698,293

		468,668,734

MEDIA – 0.62%
Net Servicos de Comunicacao SAa	5,122,182	53,856,240

		53,856,240

MINING – 8.62%
Vale SA Class A	43,387,200	756,860,488

		756,860,488

OIL & GAS – 11.88%
Petroleo Brasileiro SA	62,670,450	1,042,735,271

		1,042,735,271

RETAIL – 0.60%
Lojas Americanas SA	8,737,700	52,120,427

		52,120,427

28	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2009

Security	Shares	Value
TELECOMMUNICATIONS – 3.19%
Brasil Telecom Participacoes SA	4,820,830	$42,175,872
Brasil Telecom SA	3,916,959	28,349,147
Tele Norte Leste Participacoes SA	6,327,339	101,317,941
TIM Participacoes SA	15,366,319	32,264,381
Vivo Participacoes SA	3,314,380	76,005,798

		280,113,139

TOTAL PREFERRED STOCKS (Cost: $3,635,242,957)		5,106,169,730

SHORT-TERM INVESTMENTS – 0.41%

MONEY MARKET FUNDS – 0.41%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	26,801,172	26,801,172
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[c,d,e]	3,780,728	3,780,728
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	5,360,938	5,360,938

		35,942,838

TOTAL SHORT-TERM INVESTMENTS
(Cost: $35,942,838)		35,942,838

TOTAL INVESTMENTS IN SECURITIES – 99.71% (Cost: $6,169,495,012)		8,751,703,149

Other Assets, Less Liabilities – 0.29%		25,663,334

NET ASSETS – 100.00%		$8,777,366,483

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI BRIC INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 80.42%

BRAZIL – 12.36%
ALL - America Latina Logistica SA	185,500	$1,339,613
B2W Companhia Global do Varejo	26,500	683,155
Banco do Brasil SA	159,000	2,205,430
BM&F Bovespa SA	477,069	2,939,312
BRF - Brasil Foods SAa	79,500	1,770,414
Centrais Eletricas Brasileiras SA	106,000	1,548,409
Companhia Brasileira de Meios de Pagamento	212,000	1,847,975
Companhia de Concessoes Rodoviarias	79,500	1,308,841
Companhia Siderurgica Nacional SA	159,000	4,132,651
Cosan SA Industria e Comercio[a]	53,000	593,229
CPFL Energia SA	53,000	934,385
Cyrela Brazil Realty SA	106,000	1,331,463
Empresa Brasileira de Aeronautica SA	212,000	1,137,561
Gerdau SA	106,000	958,272
GVT (Holding) SAa	26,500	472,110
JBS SA	159,052	659,484
MRV Engenharia e Participacoes SA	53,000	959,395
OGX Petroleo e Gas Participacoes SAa	1,200	652,174
Petroleo Brasileiro SA	901,000	17,929,231
Redecard SA	132,500	1,812,566
Souza Cruz SA	53,000	1,681,612
Tele Norte Leste Participacoes SA	26,500	496,137
Tractebel Energia SA	79,500	840,946
Usinas Siderurgicas de Minas Gerais SA	53,000	1,248,844
Vale SA	583,000	11,338,515
Votorantim Celulose e Papel SAa	45,854	715,040

		61,536,764

CHINA – 39.48%
Agile Property Holdings Ltd.	1,060,000	1,204,880
Air China Ltd. Class Ha,b	1,590,000	935,457
Alibaba.com Ltd.[b]	530,000	1,315,657
Aluminum Corp. of China Ltd. Class H	1,590,000	1,686,284

Security	Shares	Value
Angang New Steel Co. Ltd. Class H	530,000	$1,005,206
Anhui Conch Cement Co. Ltd. Class H	38,000	240,483
Bank of China Ltd. Class H	22,260,000	10,827,505
Bank of Communications Co. Ltd. Class H	2,915,000	3,437,531
Beijing Capital International Airport Co. Ltd. Class Ha,b	530,000	294,724
Belle International Holdings Ltd.[b]	1,855,000	1,672,950
BYD Co. Ltd. Class Ha,b	265,000	1,661,667
Chaoda Modern Agriculture (Holdings) Ltd.	734,556	435,958
China Agri-Industries Holdings Ltd.	1,060,000	743,989
China CITIC Bank Class H	2,120,000	1,277,364
China Coal Energy Co. Class H	1,590,000	2,012,463
China Communications Construction Co. Ltd. Class Hb	1,855,000	2,120,506
China Construction Bank Class H	14,840,000	11,200,867
China COSCO Holdings Co. Ltd. Class H	1,192,500	1,444,727
China Dongxiang Group Co.	1,590,000	982,640
China Everbright Ltd.	530,000	1,248,644
China High Speed Transmission Equipment Group Co. Ltd.	530,000	1,143,336
China Life Insurance Co. Ltd. Class H	3,180,000	13,416,423
China Mengniu Dairy Co. Ltd.[a]	530,000	1,255,482
China Merchants Bank Co. Ltd. Class H	1,497,400	3,261,160
China Merchants Holdings (International) Co. Ltd.[b]	530,000	1,719,791
China Mobile Ltd.	2,385,000	23,201,796
China National Building Material Co. Ltd. Class H	530,000	1,120,087
China Oilfield Services Ltd. Class H	1,060,000	925,884
China Overseas Land & Investment Ltd.	1,590,800	3,234,698
China Petroleum & Chemical Corp. Class H	6,890,000	5,751,556
China Railway Construction Corp. Class H	1,060,000	1,567,301

30	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRIC INDEX FUND

August 31, 2009

Security	Shares	Value
China Railway Group Ltd. Class Ha	1,590,000	$1,372,414
China Resources Enterprise Ltd.	530,000	1,243,173
China Resources Land Ltd.	1,060,000	2,218,291
China Resources Power Holdings Co. Ltd.	564,200	1,377,260
China Shenhua Energy Co. Ltd. Class H	1,325,000	5,342,294
China Shipping Container Lines Co. Ltd. Class Ha,b	1,590,000	576,455
China Shipping Development Co. Ltd. Class Hb	530,000	663,983
China South Locomotive and Rolling Stock Corp. Ltd. Class H	530,000	312,503
China Telecom Corp. Ltd. Class H	4,252,000	2,177,939
China Unicom (Hong Kong) Ltd.	2,147,900	3,020,664
China Yurun Food Group Ltd.	530,000	914,943
China Zhongwang Holdings Ltd.[a,b]	530,000	576,455
CITIC Pacific Ltd.[b]	530,000	1,415,494
CNOOC Ltd.	6,625,000	8,701,528
CNPC Hong Kong Ltd.[b]	2,650,000	2,212,137
Country Garden Holdings Co. Ltd.[b]	1,590,000	652,358
Datang International Power Generation Co. Ltd. Class H	1,590,000	845,194
Denway Motors Ltd.	2,650,000	1,179,579
Dongfeng Motor Group Co. Ltd. Class H	1,590,000	1,645,255
Fosun International Ltd.	1,722,500	1,324,547
Franshion Properties (China) Ltd.	1,060,000	298,143
Fushan International Energy Group Ltd.[a]	1,060,000	720,740
Geely Automobile Holdings Ltd.	1,325,000	319,683
GOME Electrical Appliances Holdings Ltd.[a]	2,650,400	704,434
Guangdong Investment Ltd.	1,590,000	814,422
Guangshen Railway Co. Ltd. Class H	530,000	230,445
Guangzhou R&F Properties Co. Ltd. Class Hb	530,000	865,708
Harbin Power Equipment Co. Ltd. Class H	530,000	526,536
Hengan International Group Co. Ltd.	530,000	2,933,561

Security	Shares	Value
Hidili Industry International Development Ltd.[a]	795,000	$787,753
Huaneng Power International Inc. Class Hb	1,060,000	742,622
Industrial and Commercial Bank of China Ltd. Class H	17,490,000	11,937,334
Jiangsu Expressway Co. Ltd. Class H	1,060,000	836,988
Jiangxi Copper Co. Ltd. Class Hb	795,000	1,659,616
Kingboard Chemical Holdings Co. Ltd.[b]	132,500	417,981
Lenovo Group Ltd.	1,590,000	670,821
Li Ning Co. Ltd.[b]	530,000	1,473,618
Maanshan Iron & Steel Co. Ltd. Class Ha	1,060,000	653,726
Parkson Retail Group Ltd.	397,500	579,532
PetroChina Co. Ltd. Class H	8,480,000	9,365,511
PICC Property and Casualty Co. Ltd. Class Ha,b	1,060,000	666,035
Ping An Insurance (Group) Co. of China Ltd. Class H	457,000	3,419,842
Shanghai Electric Group Co. Ltd. Class H	1,590,000	732,365
Shanghai Industrial Holdings Ltd.	265,000	1,268,474
Shimao Property Holdings Ltd.	795,000	1,183,681
Shui On Land Ltd.[b]	1,855,000	1,026,746
Sinofert Holdings Ltd.	1,060,000	480,037
Sino-Ocean Land Holdings Ltd.	1,722,500	1,560,121
Soho China Ltd.	1,325,000	704,328
Tencent Holdings Ltd.	275,000	4,090,947
Tingyi (Cayman Islands) Holding Corp.	530,000	949,133
Yanzhou Coal Mining Co. Ltd. Class H	1,036,000	1,473,001
Zhejiang Expressway Co. Ltd. Class H	1,060,000	1,007,941
Zijin Mining Group Co. Ltd. Class H	1,590,000	1,329,334

		196,550,641

INDIA – 15.45%
Dr. Reddy’s Laboratories Ltd. SP ADR[b]	385,575	6,215,469
HDFC Bank Ltd. SP ADR[b]	122,960	12,112,790

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI BRIC INDEX FUND

August 31, 2009

Security	Shares	Value
ICICI Bank Ltd. SP ADR	325,950	$9,947,994
Infosys Technologies Ltd. SP ADR	318,265	13,758,596
Mahanagar Telephone Nigam Ltd. SP ADR[b]	296,270	1,143,602
Reliance Industries Ltd. SP GDR[a,c]	210,145	17,862,325
Satyam Computer Services Ltd. SP ADR[b]	748,360	4,984,078
Tata Communications Ltd. SP ADR[b]	64,395	1,313,014
Wipro Ltd. SP ADR[b]	607,645	9,570,409

		76,908,277

RUSSIA – 13.13%
Cherepovets MK Severstal SP GDR[d]	120,575	895,872
JSC MMC Norilsk Nickel SP ADR[a]	361,865	4,016,702
LUKOIL SP ADR	199,015	10,070,159
Mechel OAO SP ADR	88,510	1,080,707
Mobile TeleSystems SP ADR	79,500	3,448,710
Novolipetsk Steel SP GDR[a,d]	42,930	1,030,320
OAO Gazprom SP ADR	971,490	20,595,588
OAO NovaTek SP GDR[d]	39,220	1,552,720
OAO Tatneft SP ADR	98,826	2,470,650
OAO TMK SP GDR[d]	43,990	505,885
OJSC Comstar United Telesystems SP GDR	111,300	550,935
OJSC Rosneft Oil Co. SP GDR	537,420	3,466,359
Pharmstandard SP GDR[a,d]	36,570	630,833
Polyus Gold SP ADR	59,890	1,204,987
Rostelecom SP ADR	13,780	416,432
Sberbank GDR[b,d]	29,680	5,053,574
Sistema JSFC SP GDR[a,d]	46,375	742,000
Surgutneftegaz SP ADR	283,550	2,438,530
Uralkali SP GDR[a,d]	73,670	1,407,097
Vimpel-Communications SP ADR[a]	156,350	2,414,044
VTB Bank OJSC SP GDR[d]	262,085	733,838
Wimm-Bill-Dann Foods OJSC SP ADR[a]	10,070	637,532

		65,363,474

TOTAL COMMON STOCKS
(Cost: $419,705,497)		400,359,156

Security	Shares	Value
PREFERRED STOCKS – 19.25%

BRAZIL – 19.25%
AES Tiete SA	26,500	$284,671
Aracruz Celulose SA Class Ba	291,500	612,057
Banco Bradesco SA	636,000	10,369,565
Banco do Estado do Rio Grande do Sul SA	26,500	146,691
Bradespar SA	106,000	1,643,955
Brasil Telecom Participacoes SA	82,021	717,575
Brasil Telecom SA	30,953	224,024
Braskem SA Class Aa	79,500	440,917
Centrais Eletricas Brasileiras SA Class B	79,500	1,043,279
Companhia de Bebidas das Americas	79,595	5,950,634
Companhia de Transmissao de Energia Eletrica Paulista	26,671	677,805
Companhia Energetica de Minas Gerais	132,903	1,955,492
Companhia Energetica de Sao Paulo Class B	79,500	851,063
Companhia Paranaense de Energia Class B	53,000	824,226
Eletropaulo Metropolitana Electricidade de Sao Paulo SA Class B	26,500	491,360
Fertilizantes Fosfatados SAa	53,020	496,184
Gerdau SA	291,500	3,409,592
Itau Unibanco Holding SA	845,367	14,334,484
Itausa - Investimentos Itau SA	965,173	4,953,804
Klabin SA	159,000	307,715
Lojas Americanas SA	159,000	948,436
Metalurgica Gerdau SA	112,800	1,651,928
Net Servicos de Comunicacao SAa	79,840	839,463
Petroleo Brasileiro SA	1,272,000	21,164,030
Tele Norte Leste Participacoes SA	106,000	1,697,349
Telemar Norte Leste SA Class A	26,500	726,432
TIM Participacoes SA	238,657	501,104
Usinas Siderurgicas de Minas Gerais SA Class A	108,150	2,540,321

32	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRIC INDEX FUND

August 31, 2009

Security	Shares	Value
Vale SA Class A	848,000	$14,792,789
Vivo Participacoes SA	55,319	1,268,583

		95,865,528

TOTAL PREFERRED STOCKS
(Cost: $99,093,888)		95,865,528

SHORT-TERM INVESTMENTS – 3.70%

MONEY MARKET FUNDS – 3.70%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[e,f,g]	15,245,936	15,245,936
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[e,f,g]	2,150,679	2,150,679
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[e,f]	1,014,835	1,014,835

		18,411,450

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,411,450)		18,411,450

TOTAL INVESTMENTS IN SECURITIES – 103.37% (Cost: $537,210,835)		514,636,134

Other Assets, Less Liabilities – (3.37)%		(16,797,261)

NET ASSETS – 100.00%		$497,838,873

GDR – Global Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MSCI CANADA INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.79%

ADVERTISING – 0.18%
Groupe Aeroplan Inc.	516,110	$4,304,637

		4,304,637

AEROSPACE & DEFENSE – 0.23%
CAE Inc.	669,630	5,377,771

		5,377,771

AIRLINES – 0.00%
Jazz Air Income Fund[a]	20,078	63,438

		63,438

APPAREL – 0.26%
Gildan Activewear Inc.[b]	301,980	6,200,454

		6,200,454

AUTO PARTS & EQUIPMENT – 0.53%
Magna International Inc. Class A	278,760	12,589,571

		12,589,571

BANKS – 24.42%
Bank of Montreal	1,423,070	68,675,356
Bank of Nova Scotia	2,593,680	108,305,181
Canadian Imperial Bank of Commerce	995,860	58,259,964
National Bank of Canada	418,140	23,396,042
Royal Bank of Canada	3,672,360	188,759,137
Toronto-Dominion Bank (The)	2,224,008	137,055,189

		584,450,869

CHEMICALS – 3.67%
Agrium Inc.	411,070	19,594,368
Potash Corp. of Saskatchewan Inc.	770,630	68,190,142

		87,784,510

COMMERCIAL SERVICES – 0.27%
Ritchie Bros. Auctioneers Inc.[c]	258,560	6,474,300

		6,474,300

COMPUTERS – 4.39%
CGI Group Inc. Class Ab	713,060	7,349,728
Research In Motion Ltd.[b]	1,334,204	97,612,831

		104,962,559

DIVERSIFIED FINANCIAL SERVICES – 1.07%
CI Financial Corp.	422,180	7,784,334
IGM Financial Inc.	309,060	11,509,724
TMX Group Inc.	193,920	6,241,814

		25,535,872

Security	Shares	Value
ELECTRIC – 0.84%
Fortis Inc.	442,380	$10,033,859
TransAlta Corp.	518,130	10,058,303

		20,092,162

ENGINEERING & CONSTRUCTION – 0.70%
SNC-Lavalin Group Inc.	395,920	16,705,607

		16,705,607

FOOD – 1.58%
Empire Co. Ltd. Class A	75,750	2,890,674
George Weston Ltd.	135,340	7,031,642
Loblaw Companies Ltd.	286,840	8,684,207
Metro Inc. Class A	290,880	9,783,844
Saputo Inc.	379,760	9,533,333

		37,923,700

FOREST PRODUCTS & PAPER – 0.29%
Sino-Forest Corp. Class Ab	565,123	6,998,109

		6,998,109

GAS – 0.31%
Canadian Utilities Ltd. Class A	219,170	7,475,628

		7,475,628

HAND & MACHINE TOOLS – 0.27%
Finning International Inc.	447,430	6,567,331

		6,567,331

HOLDING COMPANIES - DIVERSIFIED – 1.50%
Brookfield Asset Management Inc. Class A	1,267,560	25,772,470
Onex Corp.	256,540	5,349,206
Sherritt International Corp.	758,477	4,654,801

		35,776,477

INSURANCE – 9.03%
Fairfax Financial Holdings Ltd.	44,438	15,059,353
Great-West Lifeco Inc.	741,340	17,523,502
Industrial Alliance Insurance and Financial Services Inc.	211,090	5,670,071
Intact Financial Corp.	217,158	6,718,897
Manulife Financial Corp.	4,207,660	86,317,851
Power Corp. of Canada	902,948	23,999,137
Power Financial Corp.	645,390	17,653,099
Sun Life Financial Inc.	1,462,480	43,145,324

		216,087,234

34	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA INDEX FUND

August 31, 2009

Security	Shares	Value
IRON & STEEL – 0.12%
Gerdau Ameristeel Corp.	394,910	$2,858,670

		2,858,670

MANUFACTURING – 0.57%
Bombardier Inc. Class B	3,753,160	13,669,602

		13,669,602

MEDIA – 3.20%
Astral Media Inc. Class A	126,250	3,638,345
Rogers Communications Inc. Class B	1,299,870	35,673,191
Shaw Communications Inc. Class B	904,960	15,482,994
Thomson Reuters Corp.	592,870	18,856,316
Yellow Pages Income Fund	641,350	2,954,911

		76,605,757

MINING – 14.45%
Agnico-Eagle Mines Ltd.	407,026	23,270,806
Barrick Gold Corp.	2,280,580	78,452,367
Cameco Corp.	1,025,134	27,190,670
Eldorado Gold Corp.[b,c]	986,770	10,152,972
First Quantum Minerals Ltd.	204,016	12,043,121
Franco-Nevada Corp.	288,860	7,409,229
Goldcorp Inc.	1,906,880	69,260,590
IAMGOLD Corp.	906,952	10,504,375
Inmet Mining Corp.	131,300	5,674,025
Ivanhoe Mines Ltd.[b]	644,380	7,111,209
Kinross Gold Corp.	1,815,952	34,359,647
Pan American Silver Corp.[b]	214,120	4,176,144
Silver Wheaton Corp.[b]	752,412	7,796,448
Teck Resources Ltd. Class Bb	1,286,740	30,954,401
Yamana Gold Inc.	1,916,980	17,577,044

		345,933,048

OIL & GAS – 20.77%
ARC Energy Trust	294,920	4,667,161
Canadian Natural Resources Ltd.	1,416,016	80,854,417
Canadian Oil Sands Trust	617,110	15,452,333
Crescent Point Energy Corp.	382,790	12,791,617
EnCana Corp.	1,960,410	101,853,853
Enerplus Resources Fund	426,232	8,895,276
Ensign Energy Services Inc.	342,390	5,006,859
Husky Energy Inc.	667,610	17,920,458
Imperial Oil Ltd.	776,700	27,843,095

Security	Shares	Value
Nexen Inc.	1,224,120	$23,964,106
Niko Resources Ltd.	116,150	7,508,900
Penn West Energy Trust	1,081,672	13,897,011
Progress Energy Resources Corp.	409,050	3,862,371
Provident Energy Trust	667,610	3,477,104
Suncor Energy Inc.	4,069,578	124,097,593
Talisman Energy Inc.	2,662,360	42,665,637
Vermilion Energy Trust	89,890	2,385,062

		497,142,853

OIL & GAS SERVICES – 0.13%
Trican Well Service Ltd.	333,300	3,077,316

		3,077,316

PHARMACEUTICALS – 0.20%
Biovail Corp.	368,650	4,696,029

		4,696,029

PIPELINES – 3.61%
Enbridge Inc.	926,170	34,491,558
TransCanada Corp.	1,749,320	51,926,093

		86,417,651

REAL ESTATE – 0.29%
Brookfield Properties Corp.	632,878	6,938,175

		6,938,175

REAL ESTATE INVESTMENT TRUSTS – 0.18%
RioCan Real Estate Investment Trust	285,830	4,385,373

		4,385,373

RETAIL – 1.56%
Alimentation Couche-Tard Inc. Class B	331,308	5,659,311
Canadian Tire Corp. Ltd. Class A	204,020	10,607,368
Shoppers Drug Mart Corp.	540,350	21,156,431

		37,423,110

SOFTWARE – 0.21%
Open Text Corp.[b]	145,440	5,106,457

		5,106,457

TELECOMMUNICATIONS – 1.40%
BCE Inc.	661,614	16,205,251
Manitoba Telecom Services Inc.	56,560	1,683,539
TELUS Corp.	151,158	4,672,719
TELUS Corp. NVS	372,690	11,011,874

		33,573,383

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI CANADA INDEX FUND

August 31, 2009

Security	Shares	Value
TRANSPORTATION – 3.56%
Canadian National Railway Co.	1,224,120	$58,985,140
Canadian Pacific Railway Ltd.	439,344	20,970,100
Viterra Inc.[b]	607,010	5,328,091

		85,283,331

TOTAL COMMON STOCKS
(Cost: $2,766,636,910)		2,388,480,984

SHORT-TERM INVESTMENTS – 0.42%

MONEY MARKET FUNDS – 0.42%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[d,e,f]	8,152,755	8,152,755
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[d,e,f]	1,150,075	1,150,075
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[d,e]	811,492	811,492

		10,114,322

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,114,322)		10,114,322

TOTAL INVESTMENTS IN SECURITIES – 100.21%
(Cost: $2,776,751,232)		2,398,595,306

Other Assets, Less Liabilities – (0.21)%		(4,957,750)

NET ASSETS – 100.00%		$2,393,637,556

NVS – Non-Voting Shares

[a]	Security valued using Level 3 inputs. See Note 1.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

36	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.90%

AIRLINES – 4.00%
LAN Airlines SA	887,478	$10,530,978

		10,530,978

APPAREL – 0.20%
Forus SA	533,506	530,612

		530,612

BANKS – 8.55%
Banco de Credito e Inversiones	223,374	6,099,362
Banco Santander Chile SA	266,710,285	13,099,188
CorpBanca SA	565,444,940	3,302,690

		22,501,240

BEVERAGES – 4.69%
Compania Cervecerias Unidas SA	971,494	6,350,725
Vina Concha y Toro SA	3,073,428	6,002,355

		12,353,080

BUILDING MATERIALS – 0.48%
SalfaCorp SA	952,891	1,275,116

		1,275,116

CHEMICALS – 7.59%
Sociedad Quimica y Minera de Chile SA Series B	572,923	19,974,603

		19,974,603

COMPUTERS – 1.08%
Sonda SA	2,087,055	2,845,641

		2,845,641

ELECTRIC – 29.98%
AES Gener SA	15,206,594	6,544,610
Almendral SA	40,708,405	3,607,810
Colbun SA	47,241,182	10,712,557
Empresa Electrica del Norte Grande SA	490,584	603,250
Empresa Electrica Pilmaiquen SA	34,706	138,071
Empresa Nacional de Electricidad SA	19,701,252	30,207,399
Enersis SA	77,867,600	27,105,810

		78,919,507

ENGINEERING & CONSTRUCTION – 0.36%
Socovesa SA	3,217,039	936,606

		936,606

Security	Shares	Value
FOOD – 4.73%
Cencosud SA	4,803,103	$12,455,063

		12,455,063

FOREST PRODUCTS & PAPER – 7.53%
Empresas CMPC SA	579,268	16,770,490
Masisa SA	23,181,518	3,039,168

		19,809,658

HEALTH CARE - SERVICES – 0.32%
Banmedica SA	875,814	831,469

		831,469

HOLDING COMPANIES - DIVERSIFIED – 12.40%
Empresas Copec SA	2,738,734	32,636,993

		32,636,993

IRON & STEEL – 4.35%
CAP SA	477,074	11,439,424

		11,439,424

METAL FABRICATE & HARDWARE – 0.57%
Madeco SA	22,505,196	1,489,494

		1,489,494

REAL ESTATE – 0.51%
Parque Arauco SA	1,510,877	1,340,118

		1,340,118

RETAIL – 6.69%
La Polar SA	1,581,236	6,690,944
Ripley Corp. SA	2,812,564	2,003,888
S.A.C.I. Falabella SA	2,160,462	8,919,231

		17,614,063

TELECOMMUNICATIONS – 3.02%
Empresa Nacional de Telecomunicaciones SA	623,767	7,940,904

		7,940,904

TRANSPORTATION – 1.14%
Compania SudAmericana de Vapores SAa	3,969,748	3,000,641

		3,000,641

WATER – 1.71%
Inversiones Aguas Metropolitanas SAa	4,078,906	4,514,161

		4,514,161

TOTAL COMMON STOCKS
(Cost: $228,811,699)		262,939,371

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.17%

MONEY MARKET FUNDS – 0.17%
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[b,c]	451,456	$451,456

		451,456

TOTAL SHORT-TERM INVESTMENTS
(Cost: $451,456)		451,456

TOTAL INVESTMENTS IN SECURITIES – 100.07%
(Cost: $229,263,155)		263,390,827

Other Assets, Less Liabilities – (0.07)%		(185,948)

NET ASSETS – 100.00%		$263,204,879

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

38	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.57%

AEROSPACE & DEFENSE – 2.91%
Elbit Systems Ltd.	48,208	$3,142,589

		3,142,589

AIRLINES – 0.12%
El Al Israel Airlines Ltd.[a]	555,358	133,286

		133,286

BANKS – 15.82%
Bank Hapoalim Ltd.[a,b]	1,568,812	5,053,335
Bank Leumi le-Israel[a]	2,035,132	6,979,898
Israel Discount Bank Ltd. Class A	1,162,512	2,041,110
Mizrahi Tefahot Bank Ltd.[a]	357,236	2,723,011
Union Bank of Israel[a]	61,245	255,491

		17,052,845

CHEMICALS – 12.96%
Frutarom[b]	94,024	727,367
Israel Chemicals Ltd.	947,554	10,595,092
Makhteshim-Agan Industries Ltd.	575,368	2,643,275

		13,965,734

COMMERCIAL SERVICES – 0.62%
AL-ROV Israel Ltd.[a]	9,200	206,930
Nitsba Holdings 1995 Ltd.[a]	52,933	461,198

		668,128

COMPUTERS – 0.02%
MATRIX IT Ltd.	6,992	24,497

		24,497

DIVERSIFIED FINANCIAL SERVICES – 0.53%
FIBI Holdings Ltd.[a]	26,312	438,360
Mivtach Shamir Holdings Ltd.[a]	5,152	130,014

		568,374

ELECTRICAL COMPONENTS & EQUIPMENT – 0.28%
Electra (Israel) Ltd.	2,333	300,595

		300,595

ELECTRONICS – 1.10%
Elron Electronic Industries Ltd.[a]	41,998	195,048
Ituran Location and Control Ltd.	36,572	343,777
Orbotech Ltd.[a]	70,196	645,101

		1,183,926

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 0.61%
Shikun & Binui Ltd.	390,586	$654,844

		654,844

FOOD – 0.71%
Blue Square-Israel Ltd.	23,598	223,924
Maabarot Products Ltd.	2,760	39,926
Shufersal Ltd.[b]	124,982	499,928

		763,778

FOREST PRODUCTS & PAPER – 0.21%
Hadera Paper Ltd.[a]	3,864	221,893

		221,893

HEALTH CARE - PRODUCTS – 1.08%
Given Imaging Ltd.	47,840	564,990
Syneron Medical Ltd.[a]	61,207	597,380

		1,162,370

HOLDING COMPANIES - DIVERSIFIED – 0.61%
Clal Industries and Investments Ltd.	88,552	397,695
Elco Holdings Ltd.	18,217	193,497
Granite Hacarmel Investments Ltd.[a]	36,202	67,864

		659,056

HOME BUILDERS – 0.44%
Bayside Land Corp. Ltd.	968	213,663
Property & Building Corp. Ltd.	3,880	256,106

		469,769

INSURANCE – 2.27%
Clal Insurance Enterprises Holdings Ltd.[a,b]	23,828	497,006
Harel Insurance Investments & Finances Ltd.[a,b]	20,361	981,091
Menorah Mivtachim Holdings Ltd. Class La	53,652	648,782
Phoenix Holdings Ltd.[a]	127,114	319,169

		2,446,048

INTERNET – 8.69%
Check Point Software Technologies Ltd.[a,b]	300,932	8,386,975
NetVision Ltd.	8,096	85,524
RADVision Ltd.[a]	38,557	348,941
Radware Ltd.[a]	49,174	543,864

		9,365,304

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
INVESTMENT COMPANIES – 4.52%
Delek Group Ltd. (The)	8,234	$1,375,486
Discount Investment Corp. Ltd.	35,282	820,592
Elbit Imaging Ltd.[a]	26,124	658,014
Israel Corp. Ltd. (The)	3,267	1,958,044
Queenco Ltd.	35,162	57,875

		4,870,011

MACHINERY – 0.96%
Ormat Industries Ltd.	128,938	1,033,206

		1,033,206

MANUFACTURING – 0.32%
FMS Enterprises Migun Ltd.	7,163	246,048
Plasson Industries Ltd.	4,968	95,504

		341,552

MEDIA – 0.59%
Hot Telecommunication Systems Ltd.[a]	69,061	640,558

		640,558

OIL & GAS – 1.32%
Delek Drilling LP	444,452	698,919
Oil Refineries Ltd.[b]	1,731,578	729,663

		1,428,582

PHARMACEUTICALS – 23.02%
Teva Pharmaceutical Industries Ltd.	481,068	24,818,663

		24,818,663

REAL ESTATE – 3.10%
Adgar Investments & Development Ltd.	15,410	16,747
Africa Israel Properties Ltd.[a]	13,350	213,248
Airport City Ltd.[a]	15,778	63,487
Alony Hetz Properties & Investments Ltd.	121,027	402,625
Amot Investments Ltd.	109,100	227,965
Azorim-Investment Development & Construction Co. Ltd.[a]	19,506	121,697
British Israel Investments Ltd.	91,632	238,304
Delek Real Estate Ltd.[a,b]	199,536	287,121
Electra Real Estate Ltd.	10,718	98,478
Gazit Globe Ltd.[b]	100,586	815,311
Gazit Inc.	16,078	259,625

Security	Shares	Value
Jerusalem Economy Ltd.[a]	37,628	$285,128
Melisron Ltd.	14,904	312,443

		3,342,179

RETAIL – 0.68%
Delek Automotive Systems Ltd.	65,458	738,314

		738,314

SEMICONDUCTORS – 0.49%
Mellanox Technologies Ltd.[a]	36,616	527,754

		527,754

SOFTWARE – 0.50%
Fundtech Ltd.[a]	13,242	122,356
Retalix Ltd.[a]	42,524	413,170

		535,526

TELECOMMUNICATION EQUIPMENT – 0.14%
AudioCodes Ltd.[a]	77,787	151,685

		151,685

TELECOMMUNICATIONS – 14.95%
Alvarion Ltd.[a]	96,416	375,058
Bezeq Israeli Telecommunication Corp. Ltd.	2,548,575	5,342,755
Cellcom Israel Ltd.	81,186	2,297,564
Ceragon Networks Ltd.[a]	65,194	460,270
Gilat Satellite Networks Ltd.[a]	77,179	328,011
NICE Systems Ltd.[a,b]	131,100	3,620,610
Partner Communications Co. Ltd.	184,690	3,517,765
RRSat Global Communications Network Ltd.	15,134	168,139

		16,110,172

TOTAL COMMON STOCKS (Cost: $129,708,160)		107,321,238

SHORT-TERM INVESTMENTS – 11.18%

MONEY MARKET FUNDS – 11.18%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	10,546,366	10,546,366

40	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[c,d,e]	1,487,731	$1,487,731
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	20,173	20,173

		12,054,270

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,054,270)		12,054,270

TOTAL INVESTMENTS IN SECURITIES – 110.75% (Cost: $141,762,430)		119,375,508

Other Assets, Less Liabilities – (10.75)%		(11,583,483)

NET ASSETS – 100.00%		$107,792,025

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.88%

BANKS – 0.81%
Banco Compartamos SA de CVa	1,630,000	$5,591,634

		5,591,634

BEVERAGES – 8.80%
Coca-Cola FEMSA SAB de CV SP ADR	162,916	7,262,795
Fomento Economico Mexicano SAB de CV BD Units	10,692,808	38,929,064
Grupo Modelo SAB de CV Series Cb	4,091,356	14,901,451

		61,093,310

BUILDING MATERIALS – 4.98%
Cemex SAB de CV CPO[b]	26,063,770	34,578,313

		34,578,313

CHEMICALS – 0.71%
Mexichem SAB de CVa	3,767,231	4,915,889

		4,915,889

DIVERSIFIED FINANCIAL SERVICES – 6.14%
Bolsa Mexicana de Valores SAB de CVa,b	1,450,700	1,737,274
Financiera Independencia SAB de CVa	425,642	255,981
Grupo Financiero Banorte SAB de CV Series O	9,111,700	26,810,486
Grupo Financiero Inbursa SAB de CV Series O	5,118,200	13,799,478

		42,603,219

ENGINEERING & CONSTRUCTION – 4.22%
Carso Infraestructura y Construccion SAB de CV Series B1[a,b]	5,509,400	2,771,463
Empresas ICA SAB de CVb	2,950,374	6,280,007
Grupo Aeroportuario del Centro Norte SAB de CVa	1,157,300	1,664,836
Grupo Aeroportuario del Pacifico SAB de CV Series B	3,667,500	9,604,541
Grupo Aeroportuario del Sureste SA de CV Series B SP ADR	198,860	8,173,146
Promotora y Operadora de Infraestructura SAB de CVa,b	407,500	784,469

		29,278,462

Security	Shares	Value
ENVIRONMENTAL CONTROL – 0.01%
Promotora Ambiental SAB de CVa,b	32,600	$33,802

		33,802

FOOD – 3.38%
Alsea SAB de CVa,b	2,396,145	1,484,216
Gruma SAB de CV Series Ba,b	1,418,169	2,182,790
Grupo Bimbo SAB de CV Series Aa	3,390,400	19,763,619

		23,430,625

FOREST PRODUCTS & PAPER – 2.72%
Kimberly-Clark de Mexico SAB de CV Series A	4,368,400	18,862,349

		18,862,349

HOLDING COMPANIES - DIVERSIFIED – 4.11%
Alfa SAB de CV Series A	2,249,400	9,819,101
Grupo Carso SAB de CV Series A1	5,802,830	18,721,266

		28,540,367

HOME BUILDERS – 3.82%
Consorcio ARA SAB de CVa,b	5,835,400	3,364,820
Corporacion Geo SAB de CV Series Ba,b	2,689,960	6,367,952
Desarrolladora Homex SAB de CVb	1,532,230	9,057,205
Sare Holding SAB de CV Series Ba,b	929,100	369,018
Urbi Desarrollos Urbanos SAB de CVb	3,846,800	7,390,944

		26,549,939

HOUSEWARES – 0.02%
Vitro SAB de CV Series Aa,b	293,400	163,233

		163,233

IRON & STEEL – 0.24%
Compania Minera Autlan SAB de CV Series Ba	297,200	617,653
Grupo Simec SAB de CV Series Ba,b	391,200	1,070,598

		1,688,251

42	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
MACHINERY – 0.27%
Industrias CH SAB de CV Series Ba,b	521,600	$1,899,761

		1,899,761

MEDIA – 5.67%
Grupo Televisa SA CPO	9,600,799	33,634,279
Megacable Holdings SAB de CV CPO[a,b]	1,760,400	3,037,326
TV Azteca SAB de CV CPO[a]	6,414,000	2,706,421

		39,378,026

MINING – 6.11%
Grupo Mexico SAB de CV Series Bb	22,918,210	33,295,970
Industrias Penoles SAB de CV	586,800	9,124,314

		42,420,284

PHARMACEUTICALS – 0.07%
Genomma Lab Internacional SAB de CV Series Bb	358,600	507,249

		507,249

RETAIL – 10.61%
Grupo Elektra SA de CVa	423,830	16,099,173
Grupo Famsa SAB de CV Series Aa,b	1,689,316	2,676,230
Wal-Mart de Mexico SAB de CV Series V	15,452,400	54,911,393

		73,686,796

TELECOMMUNICATIONS – 37.19%
America Movil SAB de CV Series L	74,686,640	168,731,094
Axtel SAB de CV CPO[a,b]	6,878,600	4,456,982
Carso Global Telecom SAB de CV Series A1[b]	5,656,131	22,919,328
Maxcom Telecomunicaciones SAB de CVa,b	587,000	282,064
Telefonos de Mexico SAB de CV Series L	37,473,700	34,916,312
Telmex Internacional SAB de CV Series L	41,402,000	26,919,638

		258,225,418

TOTAL COMMON STOCKS
(Cost: $901,517,035)		693,446,927

Security	Shares	Value
SHORT-TERM INVESTMENTS – 4.27%

MONEY MARKET FUNDS – 4.27%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	25,836,318	$25,836,318
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[c,d,e]	3,644,619	3,644,619
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	166,138	166,138

		29,647,075

TOTAL SHORT-TERM INVESTMENTS
(Cost: $29,647,075)		29,647,075

TOTAL INVESTMENTS IN SECURITIES – 104.15%
(Cost: $931,164,110)		723,094,002

Other Assets, Less Liabilities – (4.15)%		(28,816,383)

NET ASSETS – 100.00%		$694,277,619

SP ADR – Sponsored American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI SOUTH AFRICA INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.83%

BANKS – 14.36%
Absa Group Ltd.	783,678	$12,752,998
FirstRand Ltd.	6,847,618	13,961,005
Nedbank Group Ltd.	466,240	6,900,054
Standard Bank Group Ltd.	2,832,314	36,545,518

		70,159,575

BUILDING MATERIALS – 1.02%
Pretoria Portland Cement Co. Ltd.	1,210,720	4,994,374

		4,994,374

DIVERSIFIED FINANCIAL SERVICES – 3.43%
African Bank Investments Ltd.	1,855,748	6,873,714
Investec Ltd.	521,606	3,906,261
RMB Holdings Ltd.	1,762,218	5,984,281

		16,764,256

ELECTRONICS – 0.58%
Reunert Ltd.	430,708	2,809,140

		2,809,140

ENGINEERING & CONSTRUCTION – 2.15%
Aveng Ltd.	960,210	5,079,139
Murray & Roberts Holdings Ltd.	765,912	5,408,393

		10,487,532

FOOD – 3.14%
Shoprite Holdings Ltd.	990,102	7,371,565
Tiger Brands Ltd.	399,688	7,977,493

		15,349,058

FOREST PRODUCTS & PAPER – 0.98%
Sappi Ltd.	1,239,484	4,805,898

		4,805,898

HEALTH CARE - PRODUCTS – 0.81%
Aspen Pharmacare Holdings Ltd.[a]	526,494	3,954,358

		3,954,358

HEALTH CARE - SERVICES – 0.61%
Netcare Ltd.[a]	2,246,506	2,982,324

		2,982,324

HOLDING COMPANIES - DIVERSIFIED – 5.26%
Bidvest Group Ltd.	693,720	10,064,433
Imperial Holdings Ltd.	404,012	3,843,608
Remgro Ltd.	1,067,558	11,787,361

		25,695,402

Security	Shares	Value
HOME FURNISHINGS – 1.29%
Steinhoff International Holdings Ltd.[b]	2,823,854	$6,315,635

		6,315,635

INSURANCE – 3.63%
Discovery Holdings Ltd.	648,130	2,321,630
Liberty Holdings Ltd.	277,958	2,301,789
Sanlam Ltd.	4,984,538	13,119,142

		17,742,561

IRON & STEEL – 2.61%
ArcelorMittal South Africa Ltd.	433,152	6,495,459
Kumba Iron Ore Ltd.	194,016	6,264,479

		12,759,938

MEDIA – 6.24%
Naspers Ltd. Class N	933,044	30,487,132

		30,487,132

MINING – 22.49%
African Rainbow Minerals Ltd.	257,372	5,320,027
Anglo Platinum Ltd.[a]	144,572	12,807,369
AngloGold Ashanti Ltd.	730,850	27,966,881
Exxaro Resources Ltd.	302,304	3,586,266
Gold Fields Ltd.	1,625,166	19,765,688
Harmony Gold Mining Co. Ltd.[a]	879,370	8,240,654
Impala Platinum Holdings Ltd.	1,304,062	30,438,187
Northam Platinum Ltd.	349,680	1,798,492

		109,923,564

OIL & GAS – 10.72%
Sasol Ltd.	1,393,174	52,410,037

		52,410,037

REAL ESTATE – 2.35%
Growthpoint Properties Ltd.	3,422,540	6,063,931
Redefine Income Fund Ltd.	5,790,588	5,419,720

		11,483,651

RETAIL – 4.10%
Foschini Ltd.	496,602	3,888,604
Massmart Holdings Ltd.	487,578	4,851,460
Pick’n Pay Stores Ltd.	553,284	2,678,034
Truworths International Ltd.	1,048,100	5,295,099
Woolworths Holdings Ltd.	1,650,452	3,337,414

		20,050,611

44	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH AFRICA INDEX FUND

August 31, 2009

Security	Shares	Value
TELECOMMUNICATIONS – 14.06%
MTN Group Ltd.	3,575,384	$58,527,441
Telkom South Africa Ltd.	630,082	3,511,669
Vodacom Group Pty Ltd.[a]	903,622	6,682,453

		68,721,563

TOTAL COMMON STOCKS (Cost: $547,579,081)		487,896,609

SHORT-TERM INVESTMENTS – 0.50%

MONEY MARKET FUNDS – 0.50%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	2,147,116	2,147,116
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[c,d,e]	302,884	302,884
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	12,156	12,156

		2,462,156

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,462,156)		2,462,156

TOTAL INVESTMENTS IN SECURITIES – 100.33% (Cost: $550,041,237)		490,358,765

Other Assets, Less Liabilities – (0.33)%		(1,630,496)

NET ASSETS – 100.00%		$488,728,269

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 97.58%

AEROSPACE & DEFENSE – 0.17%
Aselsan Elektronik Sanayi ve TAS[a]	108,371	$411,673

		411,673

AIRLINES – 1.29%
Turk Hava Yollari AOa	1,633,506	3,135,286

		3,135,286

AUTO MANUFACTURERS – 0.73%
Otokar Otobus Karoseri Sanayi ASa	38,214	318,344
TOFAS Turk Otomobil Fabrikasi ASa	581,242	1,456,495

		1,774,839

BANKS – 42.57%
Akbank TAS[a]	3,498,622	20,052,082
Albaraka Turk Katilim Bankasi ASa	896,512	1,236,774
Asya Katilim Bankasi ASb	2,095,200	3,881,810
Sekerbank TAS[a,b]	827,193	1,345,119
Tekstil Bankasi ASa,b	551,668	338,244
Turk Ekonomi Bankasi ASa,b	1,023,765	1,248,578
Turkiye Garanti Bankasi ASb	8,392,789	31,042,972
Turkiye Halk Bankasi AS	1,456,530	7,862,641
Turkiye Is Bankasi AS	5,025,840	19,929,189
Turkiye Vakiflar Bankasi TAO[b]	3,498,758	7,741,337
Yapi ve Kredi Bankasi ASa,b	4,052,687	8,534,816

		103,213,562

BEVERAGES – 5.11%
Anadolu Efes Biracilik ve Malt Sanayii AS	944,006	10,317,693
Coca-Cola Icecek ASa	295,512	2,067,895

		12,385,588

BUILDING MATERIALS – 1.60%
Adana Cimento Sanayii TAS Class A	206,145	707,529
Adana Cimento Sanayii TAS Class C	577,530	219,388
Akcansa Cimento Sanayi ve TAS[a]	220,058	777,279
Bolu Cimento Sanayii AS	307,185	302,988
Cimsa Cimento Sanayi ve TAS[a]	185,689	680,633
Goltas Goller Bolgesi Cimento Sanayi ve TAS	13,391	359,205
Mardin Cimento Sanayii ve TAS	191,301	835,069

		3,882,091

Security	Shares	Value
CHEMICALS – 1.25%
Aksa Akrilik Kimya Sanayii ASa,b	391,659	$378,478
Bagfas Bandirma Gubre Fabrikalari ASa	8,508	430,928
Gubre Fabrikalari TAS[a,b]	75,625	408,241
Petkim Petrokimya Holding ASa,b	381,826	1,819,431

		3,037,078

COMMERCIAL SERVICES – 0.59%
Ihlas Holding ASa,b	1,371,066	493,419
Koza Anadolu Metal Madencilik Isletmeleri ASa,b	451,530	926,833

		1,420,252

DISTRIBUTION & WHOLESALE – 0.49%
Aygaz ASa	417,794	1,180,570

		1,180,570

DIVERSIFIED FINANCIAL SERVICES – 0.46%
Finans Finansal Kiralama ASa,b	263,596	293,372
Turkiye Sinai Kalkinma Bankasi ASb	997,227	830,745

		1,124,117

ELECTRIC – 0.47%
Akenerji Elektrik Uretim ASa	90,354	716,570
Zorlu Enerji Elektrik Uretim ASa,b	117,144	425,481

		1,142,051

ENGINEERING & CONSTRUCTION – 2.68%
Enka Insaat ve Sanayi ASa	1,088,852	4,390,240
TAV Havalimanlari Holding ASa,b	759,610	2,116,075

		6,506,315

ENTERTAINMENT – 0.24%
Galatasaray Sportif Sinai ve Ticari Yatirimlar ASa	3,831	393,185
Trabzonspor Sportif Yatirim ve TAS[b]	28,762	190,724

		583,909

FOOD – 3.50%
Banvit Bandirma Vitaminli Yem Sanayii ASa,b	167,287	363,449
BIM Birlesik Magazalar ASa	176,770	6,597,214
Tat Konserve Sanayii ASa,b	283,835	518,299
Ulker Biskuvi Sanayi ASa	433,571	1,005,550

		8,484,512

46	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
FOREST PRODUCTS & PAPER – 0.17%
Kartonsan Karton Sanayi ve TAS[a]	8,557	$404,896

		404,896

HOLDING COMPANIES - DIVERSIFIED – 9.02%
Alarko Holding ASa	308,134	726,954
Dogan Sirketler Grubu Holdings ASb	3,997,657	3,756,545
Haci Omer Sabanci Holding ASa	2,213,162	8,554,708
KOC Holding ASa,b	2,247,436	5,961,211
Tekfen Holding ASa,b	609,657	1,673,967
Yazicilar Holding ASa	187,681	1,181,996

		21,855,381

HOME FURNISHINGS – 0.46%
Vestel Beyaz Esya Sanayi ve TAS[a]	263,253	480,715
Vestel Elektronik Sanayi ve TAS[a,b]	409,076	629,768

		1,110,483

HOUSEWARES – 1.03%
Anadolu Cam Sanayii ASa,b	535,188	613,478
Turk Sise ve Cam Fabrikalari ASa,b	1,772,586	1,878,315

		2,491,793

INSURANCE – 1.65%
Aksigorta ASa	568,575	1,932,511
Anadolu Anonim Turk Sigorta Sirketi[a]	891,335	748,472
Anadolu Hayat Emeklilik AS	175,262	345,735
Gunes Sigorta ASa,b	176,624	223,649
Yapi Kredi Sigorta ASa	134,312	747,421

		3,997,788

IRON & STEEL – 3.06%
Eregli Demir ve Celik Fabrikalari TAS[b]	1,337,103	5,302,076
Izmir Demir Celik Sanayi ASb	208,144	339,855
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Ab	813,442	444,533
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Bb	424,029	228,899
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Da,b	2,645,982	1,093,308

		7,408,671

Security	Shares	Value
MACHINERY – 0.12%
Turk Traktor ve Ziraat Makineleri ASa	61,635	$295,749

		295,749

MEDIA – 1.19%
Dogan Gazetecilik ASa,b	273,605	417,565
Dogan Yayin Holding ASa,b	1,180,291	1,290,022
Hurriyet Gazetecilik ve Matbaacilik ASa,b	1,133,658	1,186,167

		2,893,754

METAL FABRICATE & HARDWARE – 0.13%
Borusan Mannesmann Boru Sanayi ve TAS[b]	40,253	321,917

		321,917

MINING – 0.16%
Park Elektrik Madencilik Sanayi ve TAS[a,b]	194,516	394,088

		394,088

MISCELLANEOUS - MANUFACTURING – 0.44%
Trakya Cam Sanayii ASa,b	938,451	1,056,970

		1,056,970

OIL & GAS – 3.61%
Turkiye Petrol Rafinerileri AS	583,055	8,742,911

		8,742,911

PHARMACEUTICALS – 1.02%
Deva Holding ASb	268,739	684,161
EIS Eczacibasi Ilac Sanayi ve TAS[a]	760,659	765,475
Selcuk Ecza Deposu Ticaret ve Sanayi ASa	481,498	1,026,853

		2,476,489

REAL ESTATE INVESTMENT TRUSTS – 1.00%
Is Gayrimenkul Yatirim Ortakligi ASa	1,147,905	1,231,674
Sinpas Gayrimenkul Yatirim Ortakligi ASa	348,293	1,179,159

		2,410,833

RETAIL – 0.45%
Dogus Otomotiv Servis ve TAS[a,b]	178,349	534,869
Turcas Petrolculuk ASa	191,718	546,854

		1,081,723

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

August 31, 2009

Security	Shares	Value
TELECOMMUNICATIONS – 12.69%
Turk Telekomunikasyon AS	2,440,315	$7,448,612
Turkcell Iletisim Hizmetleri AS	3,588,320	23,316,308

		30,764,920

TEXTILES – 0.14%
Bossa Ticaret ve Sanayi Isletmeleri TAS[a]	185,859	346,821

		346,821

TRANSPORTATION – 0.09%
Celebi Hava Servisi AS	28,182	217,868

		217,868

TOTAL COMMON STOCKS (Cost: $230,417,506)		236,554,898

SHORT-TERM INVESTMENTS – 13.13%

MONEY MARKET FUNDS – 13.13%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[c,d,e]	25,502,056	25,502,056
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[c,d,e]	3,597,467	3,597,467
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	2,734,052	2,734,052

		31,833,575

TOTAL SHORT-TERM INVESTMENTS
(Cost: $31,833,575)		31,833,575

TOTAL INVESTMENTS IN SECURITIES – 110.71% (Cost: $262,251,081)		268,388,473

Other Assets, Less Liabilities – (10.71)%		(25,953,664)

NET ASSETS – 100.00%		$242,434,809

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2009

	iShares MSCI
	Brazil Index Fund	BRIC Index Fund	Canada Index Fund	Chile Investable Market Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$6,133,552,174	$518,799,385	$2,766,636,910	$228,811,699
Affiliated issuers (Note 2)	35,942,838	18,411,450	10,114,322	451,456

Total cost of investments	$6,169,495,012	$537,210,835	$2,776,751,232	$229,263,155

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$8,715,760,311	$496,224,684	$2,388,480,984	$262,939,371
Affiliated issuers (Note 2)	35,942,838	18,411,450	10,114,322	451,456

Total fair value of investments	8,751,703,149	514,636,134	2,398,595,306	263,390,827
Foreign currencies, at value[b]	12,920,541	492,170	4,124,076	–
Cash	–	–	137,568	–
Receivables:
Investment securities sold	118,424,661	2,565,231	1,671,575	22,412,337
Due from custodian (Note 4)	–	89,099	–	–
Dividends and interest	48,836,441	913,926	2,533,129	34,655
Capital shares sold	–	–	31,945	–
Interest from affiliate (Note 2)	202,198	865	61,546	559

Total Assets	8,932,086,990	518,697,425	2,407,155,145	285,838,378

LIABILITIES
Payables:
Investment securities purchased	–	3,170,130	3,107,020	2,090,900
Collateral for securities on loan (Note 5)	30,581,900	17,396,615	9,302,830	–
Capital shares redeemed	119,274,588	–	–	20,373,745
Investment advisory fees (Note 2)	4,864,019	291,807	1,107,739	168,854

Total Liabilities	154,720,507	20,858,552	13,517,589	22,633,499

NET ASSETS	$8,777,366,483	$497,838,873	$2,393,637,556	$263,204,879

Net assets consist of:
Paid-in capital	$7,142,377,956	$538,313,483	$2,914,334,836	$252,166,060
Undistributed net investment income	71,899,211	1,242,283	9,728,466	553,151
Accumulated net realized loss	(1,020,608,105)	(19,156,333)	(152,206,990)	(23,642,017)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,583,697,421	(22,560,560)	(378,218,756)	34,127,685

NET ASSETS	$8,777,366,483	$497,838,873	$2,393,637,556	$263,204,879

Shares outstanding[c]	150,650,000	13,250,000	101,000,000	5,900,000

Net asset value per share	$58.26	$37.57	$23.70	$44.61

[a]	Securities on loan with values of $30,656,490, $16,505,912, $8,500,569 and $–, respectively. See Note 5.
[b]	Cost of foreign currencies: $13,000,521, $494,086, $4,167,667 and $–, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million, 340.2 million and 200 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2009

	iShares MSCI
	Israel Capped Investable Market Index Fund	Mexico Investable Market Index Fund	South Africa Index Fund	Turkey Investable Market Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$129,708,160	$901,517,035	$547,579,081	$230,417,506
Affiliated issuers (Note 2)	12,054,270	29,647,075	2,462,156	31,833,575

Total cost of investments	$141,762,430	$931,164,110	$550,041,237	$262,251,081

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$107,321,238	$693,446,927	$487,896,609	$236,554,898
Affiliated issuers (Note 2)	12,054,270	29,647,075	2,462,156	31,833,575

Total fair value of investments	119,375,508	723,094,002	490,358,765	268,388,473
Foreign currencies, at value[b]	190,976	478,638	1,062,860	5,501
Receivables:
Investment securities sold	5,078,800	9,241,464	3,948,733	292,961
Due from custodian (Note 4)	–	–	–	14,431,110
Dividends and interest	134,341	33,065	58,716	85,779
Capital shares sold	–	–	–	5,784,810
Interest from affiliate (Note 2)	506	49,220	24,520	313

Total Assets	124,780,131	732,896,389	495,453,594	288,988,947

LIABILITIES
Payables:
Investment securities purchased	4,896,473	8,825,666	4,028,729	17,004,486
Collateral for securities on loan (Note 5)	12,034,097	29,480,937	2,450,000	29,099,523
Capital shares redeemed	–	–	–	347,183
Investment advisory fees (Note 2)	57,536	312,167	246,596	102,946

Total Liabilities	16,988,106	38,618,770	6,725,325	46,554,138

NET ASSETS	$107,792,025	$694,277,619	$488,728,269	$242,434,809

Net assets consist of:
Paid-in capital	$143,079,922	$937,212,839	$599,820,942	$246,708,527
Undistributed net investment income	339,150	2,841,028	2,312,820	181,540
Accumulated net realized loss	(13,244,801)	(37,690,252)	(53,722,704)	(10,593,609)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(22,382,246)	(208,085,996)	(59,682,789)	6,138,351

NET ASSETS	$107,792,025	$694,277,619	$488,728,269	$242,434,809

Shares outstanding[c]	2,300,000	16,300,000	9,400,000	5,050,000

Net asset value per share	$46.87	$42.59	$51.99	$48.01

[a]	Securities on loan with values of $11,577,954, $27,589,271, $2,236,530 and $26,868,070, respectively. See Note 5.
[b]	Cost of foreign currencies: $186,483, $493,152, $1,063,181 and $5,474, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 255 million, 400 million and 200 million, respectively.

See notes to financial statements.

50	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2009

	iShares MSCI
	Brazil Index Fund	BRIC Index Fund	Canada Index Fund	Chile Investable Market Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$229,640,985	$4,727,135	$37,058,043	$4,934,078
Interest from affiliated issuers (Note 2)	31,370	643	1,770	924
Securities lending income from affiliated issuers (Note 2)	115,096	118,351	12,523	–
Interest from affiliate (Note 2)	202,198	865	61,546	559

Total investment income	229,989,649	4,846,994	37,133,882	4,935,561

EXPENSES
Investment advisory fees (Note 2)	37,144,779	1,342,844	8,045,646	1,223,935
Foreign taxes (Note 1)	–	–	2,647	–

Total expenses	37,144,779	1,342,844	8,048,293	1,223,935

Net investment income	192,844,870	3,504,150	29,085,589	3,711,626

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(966,983,543)	(17,535,795)	(130,780,450)	(21,906,472)
In-kind redemptions	–	28,138	42,179,958	–
Foreign currency transactions	3,709,324	58,270	(64,888)	63,861

Net realized loss	(963,274,219)	(17,449,387)	(88,665,380)	(21,842,611)

Net change in unrealized appreciation (depreciation) on:
Investments	236,653,772	15,986,069	(320,304,868)	41,660,146
Translation of assets and liabilities in foreign currencies	1,523,504	14,546	29,272	(243)

Net change in unrealized appreciation (depreciation)	238,177,276	16,000,615	(320,275,596)	41,659,903

Net realized and unrealized gain (loss)	(725,096,943)	(1,448,772)	(408,940,976)	19,817,292

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(532,252,073)	$2,055,378	$(379,855,387)	$23,528,918

[a]	Net of foreign withholding tax of $16,381,092, $384,996, $6,538,576 and $1,740,144, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2009

	iShares MSCI
	Israel Capped Investable Market Index Fund	Mexico Investable Market Index Fund	South Africa Index Fund	Turkey Investable Market Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$3,341,215	$9,158,822	$17,571,976	$2,499,826
Interest from affiliated issuers (Note 2)	431	852	371	341
Securities lending income from affiliated issuers (Note 2)	144,631	426,787	9,329	678,779
Interest from affiliate (Note 2)	506	49,220	24,520	313

Total investment income	3,486,783	9,635,681	17,606,196	3,179,259

EXPENSES
Investment advisory fees (Note 2)	692,048	2,962,618	2,109,421	680,004

Total expenses	692,048	2,962,618	2,109,421	680,004

Net investment income	2,794,735	6,673,063	15,496,775	2,499,255

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(14,793,418)	(112,684,788)	(41,624,499)	(15,513,679)
In-kind redemptions	(17,382,150)	(153,865,339)	(10,357,558)	9,734,589
Foreign currency transactions	30,349	(277,498)	372,386	139

Net realized loss	(32,145,219)	(266,827,625)	(51,609,671)	(5,778,951)

Net change in unrealized appreciation (depreciation) on:
Investments	2,012,777	12,188,628	22,379,479	4,881,902
Translation of assets and liabilities in foreign currencies	2,288	13,790	(9,145)	(2,269)

Net change in unrealized appreciation (depreciation)	2,015,065	12,202,418	22,370,334	4,879,633

Net realized and unrealized loss	(30,130,154)	(254,625,207)	(29,239,337)	(899,318)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,335,419)	$(247,952,144)	$(13,742,562)	$1,599,937

[a]	Net of foreign withholding tax of $721,049, $–, $– and $251,218, respectively.

See notes to financial statements.

52	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Brazil Index Fund		iShares MSCI BRIC Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008	Year ended August 31, 2009	Period from November 12, 2007[a] to August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$192,844,870	$177,141,014	$3,504,150	$1,398,623
Net realized gain (loss)	(963,274,219)	6,541,539	(17,449,387)	(1,479,711)
Net change in unrealized appreciation (depreciation)	238,177,276	603,064,052	16,000,615	(38,561,175)

Net increase (decrease) in net assets resulting from operations	(532,252,073)	786,746,605	2,055,378	(38,642,263)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(222,728,833)	(134,522,596)	(3,193,491)	(531,173)
From net realized gain	–	(39,856,665)	–	–

Total distributions to shareholders	(222,728,833)	(174,379,261)	(3,193,491)	(531,173)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,187,809,782	2,833,440,415	340,101,221	205,181,301
Cost of shares redeemed	(897,722,395)	(637,881,395)	(2,215,782)	(4,916,318)

Net increase in net assets from capital share transactions	2,290,087,387	2,195,559,020	337,885,439	200,264,983

INCREASE IN NET ASSETS	1,535,106,481	2,807,926,364	336,747,326	161,091,547

NET ASSETS
Beginning of period	7,242,260,002	4,434,333,638	161,091,547	–

End of period	$8,777,366,483	$7,242,260,002	$497,838,873	$161,091,547

Undistributed net investment income included in net assets at end of period	$71,899,211	$96,234,801	$1,242,283	$873,068

SHARES ISSUED AND REDEEMED
Shares sold	69,150,000	35,200,000	9,700,000	3,750,000
Shares redeemed	(17,350,000)	(8,350,000)	(100,000)	(100,000)

Net increase in shares outstanding	51,800,000	26,850,000	9,600,000	3,650,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Canada Index Fund		iShares MSCI Chile Investable Market Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008	Year ended August 31, 2009	Period from November 12, 2007[a] to August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$29,085,589	$28,262,646	$3,711,626	$1,031,995
Net realized gain (loss)	(88,665,380)	226,766,651	(21,842,611)	(1,749,702)
Net change in unrealized appreciation (depreciation)	(320,275,596)	(314,958,113)	41,659,903	(7,532,218)

Net increase (decrease) in net assets resulting from operations	(379,855,387)	(59,928,816)	23,528,918	(8,249,925)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,274,634)	(30,808,204)	(3,316,556)	(923,618)

Total distributions to shareholders	(29,274,634)	(30,808,204)	(3,316,556)	(923,618)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,115,573,096	1,696,598,321	234,309,554	85,331,722
Cost of shares redeemed	(383,866,414)	(857,922,549)	(67,475,216)	–

Net increase in net assets from capital share transactions	731,706,682	838,675,772	166,834,338	85,331,722

INCREASE IN NET ASSETS	322,576,661	747,938,752	187,046,700	76,158,179

NET ASSETS
Beginning of period	2,071,060,895	1,323,122,143	76,158,179	–

End of period	$2,393,637,556	$2,071,060,895	$263,204,879	$76,158,179

Undistributed net investment income included in net assets at end of period	$9,728,466	$9,982,399	$553,151	$94,220

SHARES ISSUED AND REDEEMED
Shares sold	50,600,000	51,400,000	5,850,000	1,700,000
Shares redeemed	(17,400,000)	(27,900,000)	(1,650,000)	–

Net increase in shares outstanding	33,200,000	23,500,000	4,200,000	1,700,000

[a]	Commencement of operations.

See notes to financial statements.

54	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Israel Capped Investable Market Index Fund		iShares MSCI Mexico Investable Market Index Fund
	Year ended August 31, 2009	Period from March 26, 2008[a] to August 31, 2008	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,794,735	$391,358	$6,673,063	$33,095,718
Net realized gain (loss)	(32,145,219)	(725,469)	(266,827,625)	92,956,713
Net change in unrealized appreciation (depreciation)	2,015,065	(24,397,311)	12,202,418	(246,927,980)

Net decrease in net assets resulting from operations	(27,335,419)	(24,731,422)	(247,952,144)	(120,875,549)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,877,576)	–	(9,905,910)	(35,045,653)

Total distributions to shareholders	(2,877,576)	–	(9,905,910)	(35,045,653)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,502,612	246,546,176	800,186,831	1,921,692,035
Cost of shares redeemed	(67,698,624)	(17,613,722)	(803,735,494)	(2,192,896,147)

Net increase (decrease) in net assets from capital share transactions	(66,196,012)	228,932,454	(3,548,663)	(271,204,112)

INCREASE (DECREASE) IN NET ASSETS	(96,409,007)	204,201,032	(261,406,717)	(427,125,314)

NET ASSETS
Beginning of period	204,201,032	–	955,684,336	1,382,809,650

End of period	$107,792,025	$204,201,032	$694,277,619	$955,684,336

Undistributed net investment income included in net assets at end of period	$339,150	$386,993	$2,841,028	$6,351,373

SHARES ISSUED AND REDEEMED
Shares sold	50,000	4,550,000	22,900,000	33,000,000
Shares redeemed	(1,950,000)	(350,000)	(25,000,000)	(38,300,000)

Net increase (decrease) in shares outstanding	(1,900,000)	4,200,000	(2,100,000)	(5,300,000)

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI South Africa Index Fund		iShares MSCI Turkey Investable Market Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008	Year ended August 31, 2009	Period from March 26, 2008[a] to August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$15,496,775	$21,715,225	$2,499,255	$889,219
Net realized gain (loss)	(51,609,671)	18,841,989	(5,778,951)	(461,842)
Net change in unrealized appreciation (depreciation)	22,370,334	(115,088,724)	4,879,633	1,258,718

Net increase (decrease) in net assets resulting from operations	(13,742,562)	(74,531,510)	1,599,937	1,686,095

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(16,108,974)	(25,634,161)	(3,253,085)	–

Total distributions to shareholders	(16,108,974)	(25,634,161)	(3,253,085)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	240,171,487	405,639,896	172,031,636	152,861,063
Cost of shares redeemed	(151,246,258)	(342,759,905)	(79,964,959)	(2,525,878)

Net increase in net assets from capital share transactions	88,925,229	62,879,991	92,066,677	150,335,185

INCREASE (DECREASE) IN NET ASSETS	59,073,693	(37,285,680)	90,413,529	152,021,280

NET ASSETS
Beginning of period	429,654,576	466,940,256	152,021,280	–

End of period	$488,728,269	$429,654,576	$242,434,809	$152,021,280

Undistributed net investment income included in net assets at end of period	$2,312,820	$2,552,633	$181,540	$911,749

SHARES ISSUED AND REDEEMED
Shares sold	5,600,000	5,800,000	4,250,000	2,950,000
Shares redeemed	(3,900,000)	(5,600,000)	(2,100,000)	(50,000)

Net increase in shares outstanding	1,700,000	200,000	2,150,000	2,900,000

[a]	Commencement of operations.

See notes to financial statements.

56	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Brazil Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$73.27	$61.59	$39.09	$28.18	$16.96

Income from investment operations:
Net investment income[a]	1.56	1.93	1.09	1.00	0.89
Net realized and unrealized gain (loss)[b]	(14.63)	11.59	22.35	10.49	10.79

Total from investment operations	(13.07)	13.52	23.44	11.49	11.68

Less distributions from:
Net investment income	(1.94)	(1.41)	(0.94)	(0.58)	(0.46)
Net realized gain	–	(0.43)	–	–	–

Total distributions	(1.94)	(1.84)	(0.94)	(0.58)	(0.46)

Net asset value, end of year	$58.26	$73.27	$61.59	$39.09	$28.18

Total return	(16.05)%	21.58%	60.82%	41.13%	69.72%

Ratios/Supplemental data:
Net assets, end of year (000s)	$8,777,366	$7,242,260	$4,434,334	$2,468,295	$552,285
Ratio of expenses to average net assets	0.65%	0.63%	0.69%	0.70%	0.74%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	0.63%	0.68%	n/a	n/a
Ratio of net investment income to average net assets	3.38%	2.37%	2.17%	2.65%	3.94%
Portfolio turnover rate[c]	30%	30%	22%	15%	48%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2009, August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 14%, 19%, 6%, 13% and 9%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI BRIC Index Fund
	Year ended Aug. 31, 2009	Period from Nov. 12, 2007[a] to Aug. 31, 2008

Net asset value, beginning of period	$44.13	$56.50

Income from investment operations:
Net investment income[b]	0.58	0.72
Net realized and unrealized loss[c]	(6.60)	(12.93)

Total from investment operations	(6.02)	(12.21)

Less distributions from:
Net investment income	(0.54)	(0.16)

Total distributions	(0.54)	(0.16)

Net asset value, end of period	$37.57	$44.13

Total return	(13.08)%	(21.65)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$497,839	$161,092
Ratio of expenses to average net assets[e]	0.72%	0.72%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	0.72%
Ratio of net investment income to average net assets[e]	1.87%	1.74%
Portfolio turnover rate[f]	7%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the year ended August 31, 2009 and the period ended August 31, 2008 would have been 6% and 2%, respectively. See Note 4.

See notes to financial statements.

58	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$30.55	$29.87	$24.69	$20.30	$14.33

Income from investment operations:
Net investment income[a]	0.41	0.47	0.35	0.25	0.17
Net realized and unrealized gain (loss)[b]	(6.84)	0.72	5.11	4.29	6.00

Total from investment operations	(6.43)	1.19	5.46	4.54	6.17

Less distributions from:
Net investment income	(0.42)	(0.51)	(0.28)	(0.15)	(0.20)

Total distributions	(0.42)	(0.51)	(0.28)	(0.15)	(0.20)

Net asset value, end of year	$23.70	$30.55	$29.87	$24.69	$20.30

Total return	(20.51)%	3.88%	22.33%	22.46%	43.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,393,638	$2,071,061	$1,323,122	$1,101,161	$420,301
Ratio of expenses to average net assets	0.55%	0.52%	0.52%	0.54%	0.57%
Ratio of expenses to average net assets exclusive of foreign taxes	0.55%	n/a	0.52%	n/a	n/a
Ratio of net investment income to average net assets	2.00%	1.46%	1.32%	1.09%	1.00%
Portfolio turnover rate[c]	6%	11%	8%	20%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Chile Investable Market Index Fund
	Year ended Aug. 31, 2009	Period from Nov. 12, 2007[a] to Aug. 31, 2008

Net asset value, beginning of period	$44.80	$48.84

Income from investment operations:
Net investment income[b]	0.76	0.92
Net realized and unrealized loss[c]	(0.42)	(4.38)

Total from investment operations	0.34	(3.46)

Less distributions from:
Net investment income	(0.53)	(0.58)

Total distributions	(0.53)	(0.58)

Net asset value, end of period	$44.61	$44.80

Total return	0.89%	(7.15)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$263,205	$76,158
Ratio of expenses to average net assets[e]	0.65%	0.63%
Ratio of net investment income to average net assets[e]	1.98%	2.38%
Portfolio turnover rate[f]	53%	16%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the year ended August 31, 2009 and the period ended August 31, 2008 would have been 14% and 16%, respectively. See Note 4.

See notes to financial statements.

60	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Israel Capped Investable Market Index Fund
	Year ended Aug. 31, 2009	Period from Mar. 26, 2008[a] to Aug. 31, 2008

Net asset value, beginning of period	$48.62	$50.33

Income from investment operations:
Net investment income[b]	0.98	0.21
Net realized and unrealized loss[c]	(1.75)	(1.92)

Total from investment operations	(0.77)	(1.71)

Less distributions from:
Net investment income	(0.98)	–

Total distributions	(0.98)	–

Net asset value, end of period	$46.87	$48.62

Total return	(0.63)%	(3.40)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$107,792	$204,201
Ratio of expenses to average net assets[e]	0.66%	0.63%
Ratio of net investment income to average net assets[e]	2.66%	0.93%
Portfolio turnover rate[f]	27%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Investable Market Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$51.94	$58.35	$41.30	$29.04	$19.35

Income from investment operations:
Net investment income[a]	0.43	1.40	0.64	0.76	0.42
Net realized and unrealized gain (loss)[b]	(9.17)	(6.21)	16.87	11.98	9.55

Total from investment operations	(8.74)	(4.81)	17.51	12.74	9.97

Less distributions from:
Net investment income	(0.61)	(1.60)	(0.46)	(0.48)	(0.28)

Total distributions	(0.61)	(1.60)	(0.46)	(0.48)	(0.28)

Net asset value, end of year	$42.59	$51.94	$58.35	$41.30	$29.04

Total return	(16.50)%	(8.44)%	42.58%	44.11%	51.77%

Ratios/Supplemental data:
Net assets, end of year (000s)	$694,278	$955,684	$1,382,810	$764,107	$255,557
Ratio of expenses to average net assets	0.55%	0.52%	0.51%	0.54%	0.57%
Ratio of net investment income to average net assets	1.25%	2.42%	1.19%	2.06%	1.70%
Portfolio turnover rate[c]	13%	13%	14%	12%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Africa Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]	Year ended Aug. 31, 2005[a]

Net asset value, beginning of year	$55.80	$62.26	$48.84	$41.50	$29.96

Income from investment operations:
Net investment income[b]	1.94	2.28	1.50	1.44	0.96
Net realized and unrealized gain (loss)[c]	(3.84)	(6.02)	13.18	6.89	11.18

Total from investment operations	(1.90)	(3.74)	14.68	8.33	12.14

Less distributions from:
Net investment income	(1.91)	(2.72)	(1.26)	(0.99)	(0.60)

Total distributions	(1.91)	(2.72)	(1.26)	(0.99)	(0.60)

Net asset value, end of year	$51.99	$55.80	$62.26	$48.84	$41.50

Total return	(2.23)%	(6.18)%	30.34%	20.06%	40.62%

Ratios/Supplemental data:
Net assets, end of year (000s)	$488,728	$429,655	$466,940	$297,898	$153,530
Ratio of expenses to average net assets	0.66%	0.63%	0.68%	0.70%	0.74%
Ratio of net investment income to average net assets	4.81%	3.61%	2.58%	2.79%	2.62%
Portfolio turnover rate[d]	16%	21%	8%	7%	32%

[a]	Per share amounts were adjusted to reflect a two-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Turkey Investable Market Index Fund
	Year ended Aug. 31, 2009	Period from Mar. 26, 2008[a] to Aug. 31, 2008

Net asset value, beginning of period	$52.42	$50.30

Income from investment operations:
Net investment income[b]	0.78	0.83
Net realized and unrealized gain (loss)[c]	(4.22)	1.29

Total from investment operations	(3.44)	2.12

Less distributions from:
Net investment income	(0.97)	–

Total distributions	(0.97)	–

Net asset value, end of period	$48.01	$52.42

Total return	(5.56)%	4.22%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$242,435	$152,021
Ratio of expenses to average net assets[e]	0.65%	0.63%
Ratio of net investment income to average net assets[e]	2.39%	3.78%
Portfolio turnover rate[f]	16%	27%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the iShares MSCI Brazil, iShares MSCI BRIC, iShares MSCI Canada, iShares MSCI Chile Investable Market, iShares MSCI Israel Capped Investable Market, iShares MSCI Mexico Investable Market, iShares MSCI South Africa and iShares MSCI Turkey Investable Market Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in the aggregate in a particular market, as measured by that market’s equity securities index compiled by MSCI Inc. (“MSCI”). The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Each Fund invests in the securities of foreign issuers, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”). Effective September 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES®, INC.

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and

66	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of August 31, 2009, the values of each Fund’s investments were classified as Level 1 Prices. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Any use of a rate different from the rates used by MSCI may adversely affect a Fund’s ability to track its underlying index. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are disclosed in their Statements of Operations. Foreign taxes payable as of August 31, 2009, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2009, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital Losses and Other Losses	Net Distributable Earnings (Accumulated Losses)

Brazil	$186,944,880	$1,960,161,121	$(512,319,672)	$1,634,786,329
BRIC	1,791,521	(30,148,532)	(12,118,464)	(40,475,475)
Canada	9,676,888	(419,845,407)	(110,590,307)	(520,758,826)
Chile Investable Market	552,592	23,617,169	(13,131,501)	11,038,260
Israel Capped Investable Market	573,424	(24,222,515)	(11,639,312)	(35,288,403)
Mexico Investable Market	2,791,808	(227,001,173)	(18,775,075)	(242,984,440)
South Africa	2,502,953	(80,056,097)	(33,564,049)	(111,117,193)
Turkey Investable Market	839,167	1,590,175	(6,703,373)	(4,274,031)

For the years ended August 31, 2009 and August 31, 2008, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid except for the iShares MSCI Brazil Index Fund. The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 for the iShares MSCI Brazil Index Fund was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$222,728,833	$146,451,597
Long-term capital gain	–	27,927,664

Total Distributions	$222,728,833	$174,379,261

The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2009.

68	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

From November 1, 2008 to August 31, 2009, the Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2010 as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital Losses
Brazil	$483,032,219
BRIC	10,577,724
Canada	69,301,014
Chile Investable Market	11,244,620

iShares MSCI Index Fund	Deferred Net Realized Capital Losses
Israel Capped Investable Market	$10,854,833
Mexico Investable Market	2,789,472
South Africa	14,856,365
Turkey Investable Market	5,982,737

The Funds had tax basis net capital loss carry forwards as of August 31, 2009, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total
Brazil	$–	$–	$–	$–	$–	$–	$–	$29,287,453	$29,287,453
BRIC	–	–	–	–	–	–	–	1,540,740	1,540,740
Canada	–	–	–	2,931,648	–	5,363,291	5,107,471	27,886,883	41,289,293
Chile Investable Market	–	–	–	–	–	–	–	1,886,881	1,886,881
Israel Capped Investable Market	–	–	–	–	–	–	–	784,479	784,479
Mexico Investable Market	47,326	2,329,290	3,136,171	12,912	632,766	–	853,150	8,973,988	15,985,603
South Africa	–	–	527,613	–	260,738	1,607,845	972,024	15,339,464	18,707,684
Turkey Investable Market	–	–	–	–	–	–	–	720,636	720,636

Net capital loss carry forwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Each Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2009, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Brazil	$6,793,031,312	$2,011,165,402	$(52,493,565)	$1,958,671,837
BRIC	544,798,807	13,238,909	(43,401,582)	(30,162,673)
Canada	2,818,377,883	–	(419,782,577)	(419,782,577)
Chile Investable Market	239,773,671	23,977,825	(360,669)	23,617,156
Israel Capped Investable Market	143,602,699	5,334,095	(29,561,286)	(24,227,191)
Mexico Investable Market	950,079,287	–	(226,985,285)	(226,985,285)
South Africa	570,414,545	–	(80,055,780)	(80,055,780)
Turkey Investable Market	266,799,257	10,121,511	(8,532,295)	1,589,216

Management has reviewed the tax positions as of August 31, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the iShares MSCI Canada and iShares MSCI Mexico Investable Market Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

70	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to the iShares MSCI Brazil, iShares MSCI Chile Investable Market, iShares MSCI Israel Capped Investable Market, iShares MSCI South Africa and iShares MSCI Turkey Investable Market Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion

For its investment advisory services to the iShares MSCI BRIC Index Fund, BGFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion

Under the terms of the Investment Advisory Agreement, the Funds are required to remit payment of accrued fees to BGFA on a quarterly basis. BGFA has determined that in certain cases such payments to BGFA by the Funds were made earlier than provided for under the Investment Advisory Agreement. BGFA will reimburse the Funds for interest that would have been earned had such payments been made on a quarterly basis. The amounts to be reimbursed are included under receivables and investment income as “Interest from affiliate” in the Statements of Assets and Liabilities and Statements of Operations, respectively. The reimbursements do not have a material effect on net asset value per share or the total return shown in the Financial Highlights.

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Company. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Company. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Funds. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2009, BGI earned securities lending agent fees as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
Brazil	$115,096
BRIC	118,351
Canada	12,523
Israel Capped Investable Market	144,631
Mexico Investable Market	426,787
South Africa	9,329
Turkey Investable Market	678,779

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES®, INC.

Cross trades for the year ended August 31, 2009, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Certain directors and officers of the Company are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2009 were as follows:

iShares MSCI Index Fund	Purchases	Sales
Brazil	$3,996,665,118	$1,756,894,885
BRIC	123,415,820	13,444,682
Canada	103,851,187	99,098,486
Chile Investable Market	264,444,582	97,344,027
Israel Capped Investable Market	29,823,274	29,643,071
Mexico Investable Market	71,691,505	74,949,711
South Africa	54,057,827	53,924,515
Turkey Investable Market	26,948,893	18,747,391

72	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2009 were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
BRIC	$228,624,505	$1,439,655
Canada	1,108,587,910	381,288,412
Israel Capped Investable Market	1,493,955	67,383,457
Mexico Investable Market	798,376,981	802,271,196
South Africa	239,104,614	150,621,191
Turkey Investable Market	153,492,024	76,076,302

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of each Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the corresponding MSCI Index and an amount of cash (except for the iShares MSCI Brazil, iShares MSCI BRIC and iShares MSCI Chile Investable Market Index Funds which are offered in Creation Units solely or partially for cash in U.S. dollars). Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

As of August 31, 2009, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of August 31, 2009 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. BLACKROCK TRANSACTION

On June 16, 2009, Barclays PLC, the ultimate parent company of BGFA and BGI, accepted a binding offer and entered into an agreement to sell its interests in BGFA, BGI and certain affiliated companies, to BlackRock, Inc., (the “BlackRock Transaction”). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of each Fund’s current investment advisory agreement with BGFA. In order for the management of each Fund to continue uninterrupted, the Board approved a new investment advisory agreement for each Fund subject to shareholder approval. A special meeting of shareholders of the Funds is scheduled to be held on November 4, 2009. Each shareholder of record as of the close of business on August 25, 2009 will receive notice of and be entitled to vote at the meeting.

7. REVIEW OF SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Funds as of and for the year ended August 31, 2009, events and transactions through October 23, 2009, the date the financial statements are available to be issued, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement disclosure have been identified.

74	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Brazil Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI South Africa Index Fund, and iShares MSCI Turkey Investable Market Index Fund, each a portfolio of the iShares MSCI Series (the “Funds”), at August 31, 2009, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2009, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
Brazil	$246,022,077	$15,261,417
BRIC	5,112,131	378,011
Canada	43,596,619	6,399,747
Chile Investable Market	6,674,222	1,733,849
Israel Capped Investable Market	4,062,264	721,014
Turkey Investable Market	2,751,044	250,270

Under Section 854(b)(2) of the Code, certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2009:

iShares MSCI Index Fund	Qualified Dividend Income
Brazil	$8,503,096
BRIC	1,632,493
Canada	29,274,634
Israel Capped Investable Market	2,877,576

iShares MSCI Index Fund	Qualified Dividend Income
Mexico Investable Market	$8,148,710
South Africa	16,108,974
Turkey Investable Market	2,174,278

In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2009. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

76	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Current Investment Advisory

Contract (Unaudited)

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BGFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BGFA provided such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Contract. At a meeting held on June 16-17, 2009, the Board approved the selection of BGFA and the continuance of the Advisory Contract, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Advisory Contract for the Funds, the Board, including the Independent Directors, advised by their independent counsel, considered the following factors, no one of which was controlling, and made the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY BGFA

Based on management’s representations, the Board expected that there will be no diminution in the scope of services required of or provided by BGFA under the Advisory Contract for the coming year as compared to the scope of services provided by BGFA over the past year. In reviewing the scope of these services, the Board considered BGFA’s investment philosophy and experience, noting that BGFA and its affiliates have committed significant resources over time, including over the past year, including investment in technology and increasing the number of their employees supporting the Funds. The Board also considered BGFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures. The Board further noted that BGFA does not serve as investment adviser for any other series of registered investment companies with substantially similar investment objectives and strategies as any of the Funds; therefore, directly comparable performance information was generally not available. However, the Board also noted that the Funds had met their investment objectives consistently since their respective inception dates. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Funds under the Advisory Contract were appropriate and mitigated in favor of the Board’s approval of the Advisory Contract for the coming year.

FUNDS’ EXPENSES AND PERFORMANCE OF THE FUNDS

The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered investment companies that would otherwise have been excluded from Lipper’s comparison group due to certain differentiating factors, but were nonetheless included at the request of BGFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Groups included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds. In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five- and ten-year periods, as applicable, and the “last quarter” period ended March 31, 2009, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison

BOARD REVIEW AND APPROVAL OF CURRENT INVESTMENT ADVISORY CONTRACT	77

Board Review and Approval of Current Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Groups include funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that during the prior year the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

The Board also noted that the investment advisory fees and overall expenses for the Funds were generally lower than the median or average investment advisory fee rates and overall expenses of the funds in their respective Lipper Groups. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as managed by BGFA, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Advisory Contract for the coming year.

COSTS OF SERVICES PROVIDED TO FUNDS AND PROFITS REALIZED BY BGFA AND AFFILIATES

The Board reviewed information about the profitability to BGFA of the Funds based on the fees payable to BGFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BGFA and its affiliates from the Funds’ operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Company (including any securities lending by the Funds). The Board also discussed BGFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BGFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BGFA and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

ECONOMIES OF SCALE

In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract already provided for breakpoints in the investment advisory fee rates for each of the Funds as the assets of such Funds, on an aggregated basis with the assets of certain other iShares funds, increase, and that extended breakpoints were implemented for the Funds (except the iShares MSCI BRIC Index Fund) the previous year. The Board noted that the asset size of each of the Funds except the iShares MSCI BRIC Index Fund, the iShares MSCI Chile Investable Market Index Fund and the iShares MSCI Turkey Investable Market Index Fund decreased over the past twelve months. The Board also reviewed BGFA’s historic profitability as investment adviser to the iShares fund complex and noted that BGFA had continued to make significant investments in the iShares fund complex, that expenses had grown at a pace similar to the growth in revenue, and that BGFA had incurred operating losses during earlier years when the iShares funds, including the Funds, had not yet reached scale. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark index comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees, reflects appropriate sharing of economies of scale with the Funds’ shareholders.

FEES AND SERVICES PROVIDED FOR OTHER COMPARABLE FUNDS/ACCOUNTS MANAGED BY BGFA AND ITS AFFILIATES

The Board received and considered certain information regarding the Funds’ annual investment advisory fee rates under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts for which BGFA or BGI, an affiliate

78	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Current Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

of BGFA, provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparable investment advisory/management fee information was not available for the Funds, as BGFA and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as any of the Funds. However, the Board noted that BGFA provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Based on this review, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Advisory Contract are fair and reasonable.

OTHER BENEFITS TO BGFA AND/OR ITS AFFILIATES

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to the Funds by BGFA, such as any payment of revenue to BGI, the Company’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Funds in other funds for which BGFA provides investment advisory services and/or BGI provides administration services. The Board noted that while revenue to BGI in connection with securities lending agency services to the iShares funds increased overall as against the previous year, overall revenue increased by approximately the same percentage as overall expenses. The Board noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BGFA affiliate or purchased from an underwriting syndicate in which a BGFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rates thereunder is fair and reasonable in light of all relevant circumstances, and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF CURRENT INVESTMENT ADVISORY CONTRACT	79

Board Review and Approval of New Investment Advisory

Agreements (Unaudited)

iSHARES®, INC.

On June 16, 2009, Barclays Bank PLC (“Barclays”) entered into an agreement to sell its interest in the Barclays Global Investors asset management business, which includes BGI and BGI’s business of advising, sponsoring and distributing exchange-traded funds, to BlackRock, Inc. (“BlackRock”). Assuming receipt of the requisite regulatory approvals and the satisfaction of other conditions to the closing, the subsidiaries of Barclays operating the BGI business, including BGFA (the “Adviser”), will be sold to BlackRock (the “Transaction”) for cash and BlackRock stock.

The Adviser currently serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Company (the “Current Advisory Agreement”). Under the 1940 Act, the Transaction, if consummated, will result in the automatic termination of the Current Advisory Agreement. In order for the management of each Fund to continue uninterrupted, the Board approved interim and new investment advisory agreements (the “New Advisory Agreements”) with the Company, subject to shareholder approval.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENTS

At an in-person Board meeting held on August 13, 2009, the Board, including the Independent Directors, unanimously approved the New Advisory Agreements between the Adviser and the Company, on behalf of its Funds after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below.

The Approval Process – At telephonic and in-person meetings held in June, July and August of this year, the Board, including the Independent Directors, discussed the Transaction and the New Advisory Agreements for the Funds.

In preparation for their consideration of the New Advisory Agreements, the Directors received, in response to a written due diligence request prepared by the Board and its independent counsel and provided to BlackRock, BGI and the Adviser, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the August 13, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreements, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition, and the Adviser provided materials and information about the Transaction. In addition, the Independent Directors consulted with their independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In June 2009, the Board had performed a full annual review of, or initially approved, as applicable, the current Investment Advisory Agreement between the Adviser and the Company, on behalf of its Funds for each Fund as required by the 1940 Act and, after reviewing, among other things, the investment capabilities, resources and personnel of the Adviser, determined that the nature, extent and quality of the services provided by the Adviser under the Current Advisory Agreements were appropriate. The Board also determined that the advisory fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, were fair and reasonable in light of the services provided, the costs to the Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. (“Lipper”)), and such other circumstances as the Directors considered relevant in the exercise of their reasonable judgment. The Board approved the Current Advisory Agreements on June 17, 2009.

In advance of the June 2009 Board meeting, the Board requested and received materials specifically relating to each Fund’s Current Advisory Agreement. These materials were prepared for each Fund, and included information (i) compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (ii) prepared by the Adviser discussing market conditions generally; (iii) on the profitability to the Adviser of the Current Advisory Agreements and other payments received by the Adviser and its affiliates from the Funds; and (iv) provided by the Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

80	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory

Agreements (Unaudited) (Continued)

iSHARES®, INC.

At the June 17, July 29 and August 13, 2009 Board meetings, the Directors discussed with representatives of BGI, the Adviser and BlackRock, the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding the Adviser and the Funds. At these Board meetings, representatives of BGI, the Adviser and BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of the Adviser in connection with the Transaction, including the anticipated senior management structure of the Adviser following the completion of the Transaction. The Independent Directors also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Directors met in executive sessions with their independent legal counsel at the June, July and August 2009 Board meetings to consider the Transaction, its expected impact on the Adviser and the Funds, and the New Advisory Agreements.

In connection with the Board’s review of the New Advisory Agreements, BGI, the Adviser and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•

that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including portfolio management and compliance services;

•

that the Adviser and BlackRock have no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction;

•	that it is expected that substantially all of the current employees of the Adviser will remain employees of the Adviser and will continue to provide services to the Funds following the Transaction;

•

that the Funds may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•	that the Funds are expected to continue to be sold through existing distribution channels;

•	that the Funds will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

•	that the parties to the Transaction Agreement have agreed to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Funds;

•

that Barclays or one of its affiliates has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Advisory Agreements and all costs of seeking shareholder approval of the New Advisory Agreements; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Fund shareholders.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. In their deliberations, the Directors considered information received

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	81

Board Review and Approval of New Investment Advisory

Agreements (Unaudited) (Continued)

iSHARES®, INC.

in connection with their most recent approval or continuation of each Current Advisory Agreement at the June 2009 Board meeting, in addition to information provided by BGI, the Adviser and BlackRock regarding BlackRock and the Transaction, in connection with their evaluation of the terms and conditions of the New Advisory Agreements. The Directors, including a majority of the Independent Directors, concluded that the terms of the New Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, and that the New Advisory Agreements should be approved and recommended to Fund shareholders. In voting to approve the New Advisory Agreements in respect of each Fund, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by the Adviser and its affiliates – In connection with their consideration of the New Advisory Agreements, the Board considered representations by the Adviser, BGI and BlackRock that there would be no diminution in the scope of services required of or provided by the Adviser under the New Advisory Agreements for each Fund as compared to the scope of services provided by the Adviser under the Current Advisory Agreement. In reviewing the scope of these services at the June and August 2009 Board meetings, the Board considered the Adviser’s investment philosophy and experience, noting that the Adviser and its affiliates have committed significant resources over time, including over the past year, including investments in technology and increasing the number of their employees supporting the Funds. The Board also considered the Adviser’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that the Adviser reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board noted that it expects that these reports and discussions will continue following the consummation of the Transaction. In addition to the above considerations, the Board considered the Adviser’s investment processes and strategies, and matters related to the Adviser’s portfolio transaction policies and procedures. The Board further took into account that, with respect to most of the Funds, the Adviser does not serve as investment adviser for other series of registered investment companies with substantially similar investment objectives and strategies; therefore, directly comparable performance information was generally not available for most Funds. The Board also considered each Fund’s record of performing in accordance with its investment objective.

In connection with the investment advisory services to be provided under the New Advisory Agreements, the Board took into account detailed discussions with representatives of the Adviser at the June 2009 Board meeting and at prior Board meetings regarding the management of each Fund. In addition to the investment advisory services to be provided to the Funds, the Board, at the August 2009 Board meeting, considered that the Adviser also will continue to provide management and administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds, and that these services were expected to be consistent with the services the Adviser currently performs under the Current Advisory Agreements.

The Board noted the representations of the Adviser, BGI and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of the Adviser in managing the Funds. The Board also considered that the Funds and their shareholders may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction and its lines of business. The Board also discussed the Adviser’s anticipated financial condition following the completion of the Transaction. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with its own Board of Directors and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC, are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

82	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory

Agreements (Unaudited) (Continued)

iSHARES®, INC.

Based on the discussions held and the materials presented at the June, July and August 2009 Board meetings and prior Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by the Adviser under the New Advisory Agreements compared with the services provided by the Adviser under the Current Advisory Agreements and that the Board expects that the quality of such services will continue to be appropriate.

Funds’ expenses and performance of the Funds – The Board received and reviewed statistical information prepared by Lipper at the June 2009 meeting and also received information at prior meetings regarding the expense ratio components of the Funds, including advisory fees, waivers and reimbursements, and gross and net total expenses, in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising a Fund’s peer group pursuant to Lipper’s proprietary methodology and, for certain Funds, registered investment companies that would otherwise have been excluded from Lipper’s comparison group due to certain differentiating factors, but were nonetheless included at the request of the Adviser (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by most of the Funds, the Lipper Groups sometimes included mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to certain Funds.

The Board noted that the investment advisory fees and overall expenses for the Funds were generally lower than the median or average investment advisory fee rates and overall expenses of the Funds in their Lipper Groups with respect to the Current and New Advisory Agreements. The Board took into account that the fee rates for each Fund under the New Advisory Agreements are identical to the fee rates under the respective Current Advisory Agreements. Further, the Board noted that representatives of the Adviser and BlackRock had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction.

In addition to reviewing the fees and expenses, the Board noted that it regularly reviews each Fund’s performance and at the June 2009 meeting reviewed statistical information prepared by Lipper regarding the performance of each Fund for the quarter-end, one-, three-, five-and ten-year periods, as applicable, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Groups track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of the relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their performance benchmark indices over the relevant periods. In considering this information, the Board took into account that the Lipper Groups include funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that during the prior year the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indices. This comparative performance information was also considered by the Board. The Board considered the Adviser’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Funds could not be predicted.

Based on this review, the Board had concluded that the investment advisory fee rates and expense levels and the historical performance of each Fund, as compared to the investment advisory fee rates and expense levels and performance of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Current Advisory Agreements and concluded that these comparisons continued to be satisfactory for the purpose of approving the New Advisory Agreements.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	83

Board Review and Approval of New Investment Advisory

Agreements (Unaudited) (Continued)

iSHARES®, INC.

Cost of services provided and profits realized by the Adviser from the relationship with each Fund – The Board considered that at the June 2009 Board meeting and at prior meetings, it had reviewed information about the profitability of the Adviser with respect to the Funds based on the fees payable to the Adviser and its affiliates (including fees under the Current Advisory Agreements), and all other sources of revenue and expense to the Adviser and its affiliates from the Funds’ operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Companies (including any securities lending by the Funds). The Board also discussed the Adviser’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below).

In evaluating the costs of the services to be provided by the Adviser under the New Advisory Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreements are similar to the Current Advisory Agreements, including the fact that the fee rates under the Agreements are identical and that representatives of the Adviser and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waiver or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction. It was noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the Funds. Potential cost savings had been described by BlackRock representatives that may be achieved by BlackRock immediately following the Transaction, but even if all of such savings were realized by the Adviser in connection with the management of the Funds, the Adviser’s profitability in respect of the Funds was not expected to increase in a significant respect. The Adviser, BlackRock and the Board discussed how profitability will be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered funds. The Board expects to receive profitability information from the Adviser on at least an annual basis following the completion of the Transaction and thus be in a position to evaluate whether any adjustments in Fund fees would be appropriate.

The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale – In connection with its review of the Funds’ profitability analysis at the June 2009 meeting, the Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets. At the June 2009 Board meeting, the Board also reviewed the Adviser’s historic profitability as investment adviser to the iShares fund complex and noted that the Adviser had continued to make significant investments in the iShares fund complex, that expenses had grown at a pace similar to the growth in revenue, and that the Adviser had incurred operating losses during earlier years when the iShares funds, including the Funds, had not yet reached scale. The Board further noted that the Current and New Advisory Agreements provide for breakpoints in certain Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other Funds, increase and that breakpoints were implemented the previous year for certain Funds. The Board noted that for certain other Funds, the Current and New Advisory Agreements do not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase; however, the Board further noted that possible future economies of scale for those Funds had, in many cases, been taken into consideration by fixing the investment advisory fees at rates at the lower end of the marketplace, effectively giving Fund shareholders, from inception, the benefits of the lower average fee shareholders may have received from a fee structure with declining breakpoints where the initial fee was higher. At the June 2009 Board meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates, with the breakpoints for certain Funds, reflected appropriate sharing of economies of scale with the Funds’ shareholders.

The Board noted representations from the Adviser and BlackRock that the Adviser will continue to make significant investments in the iShares fund complex and the infrastructure supporting the Funds. The Board determined that changes to the fee structure were not currently necessary and that the Funds appropriately participate in economies of scale. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale. The Board expects to consider economies of scale on at least an annual basis following completion of the Transaction and thus be in a position to evaluate additional economies of scale, if any.

84	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory

Agreements (Unaudited) (Continued)

iSHARES®, INC.

Fees and services provided for other comparable funds/accounts managed by the Adviser and its Affiliates – At the June 2009 Board meeting, the Board received and considered certain information regarding the Funds’ annual investment advisory fee rates under the Current Advisory Agreements in comparison to the investment advisory/management fee rates for other funds/accounts for which the Adviser or BGI provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparable investment advisory/management fee information was not available for many of the Funds, as the Adviser and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as many of the Funds. The Board noted, however, that the Adviser provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Furthermore, in reviewing the comparative investment advisory/management fee information for the Funds for which such information was available, the Board considered the general structure of investment advisory/management fees in relation to the nature and extent of services provided to the Funds in comparison with the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the Funds and the Other Accounts under differing regulatory requirements and client guidelines. The Board noted that the investment advisory fee rates under the Current Advisory Agreements for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts for which the Adviser or BGI provides investment advisory/management services, but that the differences appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the Other Accounts. Based on this review, the Board determined that the investment advisory fee rates under the Current and New Advisory Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Current and New Advisory Agreements are fair and reasonable.

Other benefits to the Adviser and its affiliates, including fall-out benefits – In evaluating the fall-out and any other ancillary benefits received by the Adviser under the Current Advisory Agreements, the Board reviewed any ancillary revenue received by the Adviser and/or its affiliates in connection with the services provided to the Funds by the Adviser or its affiliates, such as any payment of revenue to BGI, the Company’s current securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to the Adviser and BGI in connection with any investments by the Funds in other funds for which the Adviser provides investment advisory services and/or BGI provides administration services. The Board noted that while revenue to BGI in connection with securities lending agency services to the Funds increased overall as against the previous year, overall revenue increased by approximately the same percentage as overall expenses. The Board noted that the Adviser does not use soft dollars or consider the value of research or other services that may be provided to the Adviser (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through an affiliate of the Adviser or purchased from an underwriting syndicate in which an Adviser affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty at this time, and the Board indicated that it would continue to evaluate them going forward.

Conclusion – The Board examined the totality of the information they were provided at the June, July and August 2009 Board meetings, and information they received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreements, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to unanimously approve the New Advisory Agreements.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	85

Supplemental Information (Unaudited)

iSHARES®, INC.

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV”, is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Brazil Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	3	0.22%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	13	0.94
Greater than 1.0% and Less than 1.5%	27	1.95
Greater than 0.5% and Less than 1.0%	113	8.18
Between 0.5% and –0.5%	1,040	75.26
Less than –0.5% and Greater than –1.0%	117	8.47
Less than –1.0% and Greater than –1.5%	19	1.37
Less than –1.5% and Greater than –2.0%	15	1.09
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0%	2	0.14

	1,382	100.00%

86	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI BRIC Index Fund

Period Covered: January 1, 2008 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	3	0.80%
Greater than 5.0% and Less than 5.5%	1	0.27
Greater than 4.5% and Less than 5.0%	2	0.53
Greater than 4.0% and Less than 4.5%	2	0.53
Greater than 3.5% and Less than 4.0%	2	0.53
Greater than 3.0% and Less than 3.5%	5	1.33
Greater than 2.5% and Less than 3.0%	8	2.13
Greater than 2.0% and Less than 2.5%	19	5.05
Greater than 1.5% and Less than 2.0%	23	6.12
Greater than 1.0% and Less than 1.5%	38	10.11
Greater than 0.5% and Less than 1.0%	71	18.88
Between 0.5% and –0.5%	123	32.70
Less than –0.5% and Greater than –1.0%	40	10.64
Less than –1.0% and Greater than –1.5%	16	4.26
Less than –1.5% and Greater than –2.0%	5	1.33
Less than –2.0% and Greater than –2.5%	8	2.13
Less than –2.5% and Greater than –3.0%	1	0.27
Less than –3.5% and Greater than –4.0%	2	0.53
Less than –4.0% and Greater than –4.5%	2	0.53
Less than –4.5% and Greater than –5.0%	2	0.53
Less than –5.0% and Greater than –5.5%	1	0.27
Less than –5.5%	2	0.53

	376	100.00%

iShares MSCI Canada Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	23	1.66
Greater than 0.5% and Less than 1.0%	148	10.71
Between 0.5% and –0.5%	1,102	79.75
Less than –0.5% and Greater than –1.0%	75	5.43
Less than –1.0% and Greater than –1.5%	18	1.30
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	87

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Chile Investable Market Index Fund

Period Covered: January 1, 2008 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	3	0.80%
Greater than 3.5% and Less than 4.0%	2	0.53
Greater than 3.0% and Less than 3.5%	1	0.27
Greater than 2.5% and Less than 3.0%	4	1.06
Greater than 2.0% and Less than 2.5%	7	1.86
Greater than 1.5% and Less than 2.0%	11	2.93
Greater than 1.0% and Less than 1.5%	39	10.37
Greater than 0.5% and Less than 1.0%	98	26.06
Between 0.5% and –0.5%	138	36.70
Less than –0.5% and Greater than –1.0%	36	9.57
Less than –1.0% and Greater than –1.5%	13	3.46
Less than –1.5% and Greater than –2.0%	11	2.93
Less than –2.0% and Greater than –2.5%	3	0.80
Less than –2.5% and Greater than –3.0%	4	1.06
Less than –3.5% and Greater than –4.0%	3	0.80
Less than –4.0% and Greater than –4.5%	1	0.27
Less than –5.0% and Greater than –5.5%	2	0.53

	376	100.00%

88	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Israel Capped Investable Market Index Fund

Period Covered: April 1, 2008 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	2	0.63%
Greater than 4.0% and Less than 4.5%	3	0.95
Greater than 3.5% and Less than 4.0%	1	0.32
Greater than 3.0% and Less than 3.5%	5	1.59
Greater than 2.5% and Less than 3.0%	4	1.27
Greater than 2.0% and Less than 2.5%	8	2.54
Greater than 1.5% and Less than 2.0%	16	5.08
Greater than 1.0% and Less than 1.5%	26	8.25
Greater than 0.5% and Less than 1.0%	41	13.02
Between 0.5% and –0.5%	119	37.79
Less than –0.5% and Greater than –1.0%	32	10.16
Less than –1.0% and Greater than –1.5%	16	5.08
Less than –1.5% and Greater than –2.0%	21	6.67
Less than –2.0% and Greater than –2.5%	4	1.27
Less than –2.5% and Greater than –3.0%	5	1.59
Less than –3.0% and Greater than –3.5%	2	0.63
Less than –3.5% and Greater than –4.0%	1	0.32
Less than –4.0% and Greater than –4.5%	1	0.32
Less than –4.5% and Greater than –5.0%	2	0.63
Less than –5.0% and Greater than –5.5%	2	0.63
Less than –5.5% and Greater than –6.0%	2	0.63
Less than –6.0%	2	0.63

	315	100.00%

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Mexico Investable Market Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.14%
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	24	1.74
Greater than 0.5% and Less than 1.0%	143	10.35
Between 0.5% and –0.5%	959	69.40
Less than –0.5% and Greater than –1.0%	169	12.23
Less than –1.0% and Greater than –1.5%	41	2.97
Less than –1.5% and Greater than –2.0%	13	0.94
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5%	1	0.07

	1,382	100.00%

90	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Africa Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	10	0.72%
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	13	0.94
Greater than 2.0% and Less than 2.5%	34	2.46
Greater than 1.5% and Less than 2.0%	60	4.34
Greater than 1.0% and Less than 1.5%	125	9.04
Greater than 0.5% and Less than 1.0%	236	17.08
Between 0.5% and –0.5%	574	41.54
Less than –0.5% and Greater than –1.0%	120	8.68
Less than –1.0% and Greater than –1.5%	69	4.99
Less than –1.5% and Greater than –2.0%	46	3.33
Less than –2.0% and Greater than –2.5%	25	1.81
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	15	1.09
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	3	0.22
Less than –6.0%	8	0.58

	1,382	100.00%

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Turkey Investable Market Index Fund

Period Covered: April 1, 2008 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	7	2.22%
Greater than 5.5% and Less than 6.0%	3	0.95
Greater than 5.0% and Less than 5.5%	1	0.32
Greater than 4.5% and Less than 5.0%	2	0.63
Greater than 4.0% and Less than 4.5%	3	0.95
Greater than 3.5% and Less than 4.0%	1	0.32
Greater than 3.0% and Less than 3.5%	8	2.54
Greater than 2.5% and Less than 3.0%	14	4.44
Greater than 2.0% and Less than 2.5%	12	3.81
Greater than 1.5% and Less than 2.0%	14	4.44
Greater than 1.0% and Less than 1.5%	31	9.84
Greater than 0.5% and Less than 1.0%	39	12.38
Between 0.5% and –0.5%	70	22.24
Less than –0.5% and Greater than –1.0%	23	7.30
Less than –1.0% and Greater than –1.5%	29	9.21
Less than –1.5% and Greater than –2.0%	18	5.71
Less than –2.0% and Greater than –2.5%	10	3.17
Less than –2.5% and Greater than –3.0%	5	1.59
Less than –3.0% and Greater than –3.5%	5	1.59
Less than –3.5% and Greater than –4.0%	5	1.59
Less than –4.0% and Greater than –4.5%	2	0.63
Less than –4.5% and Greater than –5.0%	1	0.32
Less than –5.0% and Greater than –5.5%	1	0.32
Less than –5.5% and Greater than –6.0%	4	1.27
Less than –6.0%	7	2.22

	315	100.00%

92	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and oversees 183 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 26 portfolios within the fund complex.

The address of each Director and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Director. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 48	Director and Chairman (since 2003).	Non-Executive Chairman (since 2009), iShares; Global Chief Executive Officer (2008-2009) of iShares /Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of BGFA; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Trustee (since 2003) of iShares Trust; Trustee (since 2001) of BGlF and MIP.

*	Lee T. Kranefuss is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

DIRECTOR AND OFFICER INFORMATION	93

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors
Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 70	Director (since 2002); Lead Independent Director (since 2006).	Dean Witter Distinguished Professor of Finance (since 1994), Emeritus, Stanford University: Graduate School of Business.	Trustee (since 2000) of iShares Trust; Lead Independent Trustee (since 2006) of iShares Trust; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

J. Darrell Duffie, 55	Director (since 2008).	Professor (since 1984) of Stanford University: Graduate School of Business.	Trustee (since 2008) of iShares Trust; Director (since 2008) of Moody’s Corp.

Cecilia H. Herbert, 60	Director (since 2005).	Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco; Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (since 2002) and Chair (2006-2007) of the Finance and Investment Committees (since 2006) of the Thacher School.	Trustee (since 2005) of iShares Trust; Advisory Board Member (since 2009) of Forward Funds.

Charles A. Hurty, 66	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee (since 2005) of iShares Trust; Director (since 2002) of ProMark Absolute Return Strategies Fund LLC (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 54	Director (since 2005).	Chief Investment Officer (since 2002) of Santa Clara University.	Trustee (since 2005) of iShares Trust.

*John E. Martinez, 48	Director (since 2003).	Director (since 2005) of Equity Rock Capital Management; Director (since 2003) of Larkin Street Youth Services.	Trustee (since 2003) of iShares Trust; Chairman (since 2007) of Independent Review Committee, Canadian iShares Funds.

94	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors (Continued)
Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 54	Director (since 2007).	President and Co-Founder (since 2006) of The Bravitas Group, Inc.; Member (since 2006) of Non-Investor Advisory Board of Russia Partners II, LP; Director and member (2006-2009) of the Audit and Compensation Committee of EPAM Systems, Inc.; President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer (1999-2005) of UBS Services USA, LLC; Managing Director (2000-2005) of UBS America, Inc.; Director and Vice Chairman (since 2001) of the YMCA of Greater NYC; Broadway Producer (since 2006);
Co-Founder and Vice President
		(since 2008) of Parent giving Inc.	Trustee (since 2007) of iShares Trust.

*	Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI. Effective August 13, 2009, John E. Martinez is a non-interested person notwithstanding his former affiliation with BGFA and its affiliates prior to 2002.

Officers
Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael A. Latham, 44	President (since 2007).	Head (since 2007) of Americas iShares, BGI; Chief Operating Officer
		(2003-2007) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.	None.

DIRECTOR AND OFFICER INFORMATION	95

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)
Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 50	Treasurer and Chief Financial Officer (since 2008).	Senior Director (since 2009) of Fund Administration of Intermediary Investor Business of BGI; Director (2004-2009) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 57	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investors Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 46	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

Amy Schioldager, 47	Executive Vice President (since 2007).	Global Head (since 2008) of Index Equity, BGI; Global Head (2006-2008) of U.S. Indexing, BGI; Head (2001-2006) of Domestic Equity Portfolio Management, BGI.	None.

Patrick O’Connor, 42	Vice President (since 2007).	Head (since 2006) of iShares Portfolio Management, BGI; Senior Portfolio Manager (1999-2006) of BGI.	None.

96	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)
Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Lee Sterne, 44	Vice President (since 2007).	Head (since 2007) of U.S. Fixed Income Index and iShares, BGI; Senior Portfolio Manager (2004-2007) of BGI; Portfolio Manager (2001-2004) of BGI.	None.

Matt Tucker, 37	Vice President (since 2007).	Director (since 2009) of Fixed Income Investment Strategy, BGI; Head (2005-2008) of U.S. Fixed Income Investment Solutions, BGI; Fixed Income Investment Strategist (2003-2005) of BGI.	None.

DIRECTOR AND OFFICER INFORMATION	97

Notes:

98	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	99

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

Trading Symbol
iShares Russell Domestic Index Funds
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Funds
iShares Dow Jones U.S.	IYY

iShares KLD Socially Responsible Index Funds
iShares FTSE KLD 400 Social	DSI
iShares FTSE KLD Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

Trading Symbol
iShares Domestic Specialty Index Funds
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology-Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

100	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

Trading Symbol
iShares International Country Index Funds
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI All Peru Capped	EPU
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares S&P Emerging Markets Infrastructure	EMIF
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares International Specialty Index Funds
iShares Dow Jones International Select Dividend	IDV

Trading Symbol
iShares Target Date Index Funds
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares Global Sector Index Funds
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares Global Theme Based Index Funds
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

iShares U.S. Credit Bond Funds
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares iBoxx $ High Yield Corporate	HYG

iShares U.S. Securitized Bond Funds
iShares Barclays MBS	MBB

iSHARES FAMILY OF FUNDS	101

The iShares® Family of Funds (Continued)

Trading Symbol
iShares AMT-Free Municipal Bond Funds
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF

Trading Symbol
iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, J.P. Morgan Securities Inc., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company or Standard & Poor’s, nor are they sponsored or endorsed by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above except Barclays Capital, which is an affiliate of BGI. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage REITs or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Global Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT, and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT; “EPRA®” is a trademark of EPRA.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2009 Annual Report.

iS-1437-1009

102	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information: WWW.iSHARES.COM 1-800-iShares (1-800-474-2737)

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to the iShares Funds. BGFA is a subsidiary of Barclays Global Investors, N.A. (BGI), neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the company listed above.

©2009 Barclays Global Investors. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Investing involves risk, including possible loss of principal.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

BGI-AR-84-0809 iShares® LET’S BUILD A BETTER INVESTMENT WORLD®. BARCLAYS GLOBAL INVESTORS

2009 ANNUAL REPORT TO SHAREHOLDERS

ISHARES® MSCI SERIES

AUGUST 31, 2009

Would you prefer to receive materials like this electronically? See inside cover for details.

iShares MSCI Japan Index Fund

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN INDEX FUND

(TICKER: EWJ)

INVESTMENT OBJECTIVE

The iShares MSCI Japan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (10.68)%, while the total return for the Index was (10.17)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

Japan’s economy was among the weakest in Asia, as the country experienced high unemployment, lagging business investment and deflation fears. Accordingly, the broad Japanese equity market performed relatively poorly compared to its Asian counterparts during the reporting period. In particular, large capitalization stocks significantly lagged small capitalization stocks.

Although Japan’s gross domestic product (“GDP”) rose 3.7% in the second quarter of 2009 compared to the year ago quarter, it declined a record 13.5% during the fourth quarter of 2008 and 14.2% in the first quarter of 2009. Even though GDP has shown signs of stabilizing, other economic statistics did not rebound.

Business investment contracted at a 4.8% annual rate in the second quarter of 2009. Core machinery orders dropped 9.3% in July, hitting the lowest level since recordkeeping began in April 1987. According to the Ministry of Internal Affairs, unemployment reached 5.7% in July, a post-World War II record. Household spending decreased 2% compared to the same month a year ago. Deflation was also a major concern, as Japan’s wholesale prices fell 8.5% in August compared to a year ago.

One of Japan’s most important economic activities is exporting, particularly to the rest of Asia as well as to the U.S. However, Japan’s exports dropped about 50% in the first half of 2009. Trouble continued into the second half of the year, as exports shrank for the 10th straight month in July, down 38% year over year, while imports posted the second-largest contraction since records began in 1986, dropping by 41%. At the end of the period the country’s public debt stood at about 170% of GDP, the worst ratio in the industrialized world.

In the midst of this economic environment, there was a major shift in the political environment during the reporting period. Japan elected a more liberal new government during the reporting period, one that promised increased social benefits and favored policies that were seen as disadvantageous to large corporations. The Democratic Party of Japan was elected into power, beating the Liberal Democratic Party that had ruled Japan since World War II. Yukio Hatoyama, the new Japanese Prime Minister, has promised to reverse Japan’s weak economy, blaming the government bureaucracy for the country’s woes. Meanwhile, the global economic environment began to improve at the end of the reporting period, which was a positive development for a country so dependent on exports.

The ten largest holdings of the Fund represented approximately 21% of Fund net assets as of August 31, 2009. Performance for all ten holdings was negative for the reporting period. Toyota Motor Corp., Honda Motor Co. Ltd. and The Tokyo Electric Power Co. Inc. posted the least negative returns. Shares of Mizuho Financial Group Inc. and Nintendo Co. Ltd. declined the most in value.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(10.68)%	(9.45)%	(10.17)%	1.59%	1.37%	2.11%	(1.70)%	(1.83)%	(1.26)%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Ten Years Ended 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(10.68)%	(9.45)%	(10.17)%	8.22%	7.03%	11.00%	(15.77)%	(16.87)%	(11.91)%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

2	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector	Percentage of Net Assets
Consumer Cyclical	26.08%

Industrial	21.54

Financial	17.29

Consumer Non-Cyclical	10.62

Basic Materials	7.26

Utilities	5.83

Communications	5.32

Technology	4.65

Energy	1.29

Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Toyota Motor Corp.	5.46%

Mitsubishi UFJ Financial Group Inc.	2.78

Honda Motor Co. Ltd.	2.42

Canon Inc.	1.88

Sumitomo Mitsui Financial Group Inc.	1.83

Tokyo Electric Power Co. Inc. (The)	1.49

Panasonic Corp.	1.41

Mizuho Financial Group Inc.	1.38

Takeda Pharmaceutical Co. Ltd.	1.38

Nintendo Co. Ltd.	1.32

TOTAL	21.35%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	3

Shareholder Expenses (Unaudited)

iSHARES® MSCI JAPAN INDEX FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (3/1/09)	Ending Account Value (8/31/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/09 to 8/31/09)
Actual	$1,000.00	$1,356.40	0.56%	$3.33
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.56	2.85

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

4	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 99.88%

ADVERTISING – 0.21%
Dentsu Inc.	401,200	$9,276,926
Hakuhodo DY Holdings Inc.	70,210	3,912,960

		13,189,886

AGRICULTURE – 0.62%
Japan Tobacco Inc.	13,039	37,937,003

		37,937,003

AIRLINES – 0.19%
All Nippon Airways Co. Ltd.	2,008,000	6,212,430
Japan Airlines Corp.[a,b]	3,009,000	5,416,946

		11,629,376

APPAREL – 0.28%
ASICS Corp.	1,003,000	9,893,225
Onward Holdings Co. Ltd.	1,003,000	7,341,530

		17,234,755

AUTO MANUFACTURERS – 9.82%
Fuji Heavy Industries Ltd.	2,006,000	8,693,063
Hino Motors Ltd.	1,003,000	4,162,723
Honda Motor Co. Ltd.	4,714,100	149,149,824
Isuzu Motors Ltd.	3,009,000	7,006,349
Mazda Motor Corp.	3,009,000	8,368,695
Mitsubishi Motors Corp.[a,b]	10,030,000	18,272,732
Nissan Motor Co. Ltd.	7,021,000	49,195,817
Suzuki Motor Corp.	1,003,000	24,003,234
Toyota Motor Corp.	7,823,900	336,520,894

		605,373,331

AUTO PARTS & EQUIPMENT – 2.14%
Aisin Seiki Co. Ltd.	501,700	12,601,315
Bridgestone Corp.	1,705,100	31,265,834
Denso Corp.	1,404,200	40,946,057
JTEKT Corp.	401,200	5,189,888
NGK Spark Plug Co. Ltd.	428,000	5,402,770
NHK Spring Co. Ltd.	1,003,000	7,417,215
NOK Corp.	300,900	4,112,987
Sumitomo Rubber Industries Inc.	401,200	3,862,142
Toyoda Gosei Co. Ltd.	200,600	5,817,000
Toyota Boshoku Corp.	100,300	1,776,456
Toyota Industries Corp.	501,500	13,569,396

		131,961,060

Security	Shares	Value
BANKS – 9.56%
Aozora Bank Ltd.[a]	1,003,000	$1,492,093
Bank of Kyoto Ltd. (The)	1,003,000	9,774,290
Bank of Yokohama Ltd. (The)	4,012,000	22,705,762
Chiba Bank Ltd. (The)	2,006,000	12,671,978
Chuo Mitsui Trust Holdings Inc.	3,009,000	12,715,227
Fukuoka Financial Group Inc.	2,012,000	9,066,092
Gunma Bank Ltd.	1,003,000	5,687,253
Hachijuni Bank Ltd. (The)	1,003,000	5,773,751
Hiroshima Bank Ltd. (The)	1,003,000	4,292,470
Hokuhoku Financial Group Inc.	4,017,000	10,046,289
Iyo Bank Ltd. (The)	1,003,000	9,871,600
Joyo Bank Ltd. (The)	2,006,000	10,293,279
Mitsubishi UFJ Financial Group Inc.	26,780,180	171,480,913
Mizuho Financial Group Inc.	34,703,800	85,295,816
Mizuho Trust & Banking Co. Ltd.[a]	5,015,000	6,487,361
Nishi-Nippon City Bank Ltd. (The)	2,006,000	5,362,884
Resona Holdings Inc.[b]	1,504,500	20,581,151
Sapporo Hokuyo Holdings Inc.[a]	1,006,000	3,665,477
Seven Bank Ltd.	1,003	2,552,776
77 Bank Ltd. (The)	1,003,000	6,076,495
Shinsei Bank Ltd.[a]	3,009,000	5,125,015
Shizuoka Bank Ltd. (The)	2,006,000	20,997,424
Sumitomo Mitsui Financial Group Inc.[b]	2,607,800	112,728,702
Sumitomo Trust and Banking Co. Ltd. (The)	4,012,000	24,608,721
Suruga Bank Ltd.	1,003,000	9,860,788

		589,213,607

BEVERAGES – 0.98%
Asahi Breweries Ltd.	1,003,000	17,494,249
Coca-Cola West Co. Ltd.	200,600	3,907,554
ITO EN Ltd.	200,600	3,691,308
Kirin Holdings Co. Ltd.	2,006,000	29,474,241
Sapporo Holdings Ltd.	1,003,000	5,752,126

		60,319,478

BUILDING MATERIALS – 1.48%
Asahi Glass Co. Ltd.	3,009,000	26,273,810
Daikin Industries Ltd.	709,100	25,072,473

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2009

Security	Shares	Value
JS Group Corp.	702,100	$12,473,032
Nippon Sheet Glass Co. Ltd.	2,006,000	7,049,598
Panasonic Electric Works Co. Ltd.	1,003,000	12,055,679
Rinnai Corp.	100,300	4,995,268
Taiheiyo Cement Corp.	2,006,000	3,481,550

		91,401,410

CHEMICALS – 3.55%
Asahi Kasei Corp.	3,009,000	14,531,687
Daicel Chemical Industries Ltd.	1,003,000	6,508,985
Denki Kagaku Kogyo Kabushiki Kaisha	2,006,000	8,520,067
DIC Corp.	2,006,000	3,135,558
Hitachi Chemical Co. Ltd.	200,600	4,154,073
JSR Corp.	501,500	8,849,841
Kaneka Corp.	1,003,000	7,406,403
Mitsubishi Chemical Holdings Corp.	3,510,500	16,007,562
Mitsubishi Gas Chemical Co. Inc.	1,003,000	5,914,310
Mitsui Chemicals Inc.	2,006,000	7,611,837
Nitto Denko Corp.	501,500	15,245,297
Shin-Etsu Chemical Co. Ltd.	1,103,300	65,414,219
Showa Denko K.K.	3,009,000	6,519,798
Sumitomo Chemical Co. Ltd.	4,012,000	19,289,085
Taiyo Nippon Sanso Corp.	1,003,000	10,650,084
Tokuyama Corp.	1,003,000	7,027,974
Tosoh Corp.	1,003,000	2,919,312
Ube Industries Ltd.	3,009,000	9,341,799

		219,047,891

COMMERCIAL SERVICES – 1.10%
Benesse Corp.	200,600	9,882,412
Dai Nippon Printing Co. Ltd.	2,006,000	29,387,743
Kamigumi Co. Ltd.	1,003,000	8,509,254
Toppan Printing Co. Ltd.	2,008,000	19,892,761

		67,672,170

COMPUTERS – 0.91%
Fujitsu Ltd.	5,015,000	33,842,397
Itochu Techno-Solutions Corp.	100,300	2,962,561
OBIC Co. Ltd.	10,030	1,644,546
TDK Corp.	300,900	17,548,310

		55,997,814

Security	Shares	Value
COSMETICS & PERSONAL CARE – 1.02%
Kao Corp.	1,415,200	$36,003,579
Shiseido Co. Ltd.	1,003,000	17,710,494
Uni-Charm Corp.	100,300	9,017,431

		62,731,504

DISTRIBUTION & WHOLESALE – 4.02%
Canon Marketing Japan Inc.	100,300	1,692,120
Hitachi High-Technologies Corp.	100,300	2,025,138
ITOCHU Corp.	4,012,000	28,544,386
Marubeni Corp.	5,015,000	25,030,399
Mitsubishi Corp.	3,811,400	77,448,273
Mitsui & Co. Ltd.	4,914,700	64,211,895
Sojitz Corp.	3,309,900	7,100,416
Sumitomo Corp.	3,109,300	31,942,682
Toyota Tsusho Corp.	601,900	9,804,031

		247,799,340

DIVERSIFIED FINANCIAL SERVICES – 2.24%
Acom Co. Ltd.[b]	120,368	2,482,229
AEON Credit Service Co. Ltd.	200,670	2,275,695
Credit Saison Co. Ltd.	501,500	6,746,854
Daiwa Securities Group Inc.	5,015,000	31,031,208
Mitsubishi UFJ Lease & Finance Co. Ltd.	160,480	5,112,040
Mizhuo Securities Co. Ltd.	1,003,000	3,784,294
Nomura Holdings Inc.	7,021,000	62,289,473
ORIX Corp.	290,870	22,419,237
Promise Co. Ltd.[b]	200,600	1,972,158

		138,113,188

ELECTRIC – 4.96%
Chubu Electric Power Co. Inc.	1,905,700	44,476,263
Chugoku Electric Power Co. Inc. (The)	702,200	15,479,966
Electric Power Development Co. Ltd.	401,200	12,217,862
Hokkaido Electric Power Co. Inc.	501,500	10,374,371
Hokuriku Electric Power Co.	501,500	12,190,832
Kansai Electric Power Co. Inc. (The)	2,206,600	50,904,156
Kyushu Electric Power Co. Inc.	1,103,300	24,441,131
Shikoku Electric Power Co. Inc.	501,500	15,569,665
Tohoku Electric Power Co. Inc.	1,303,900	28,322,735

6	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2009

Security	Shares	Value
Tokyo Electric Power Co. Inc. (The)	3,510,500	$91,769,121

		305,746,102

ELECTRICAL COMPONENTS & EQUIPMENT – 3.94%
Brother Industries Ltd.	601,800	6,059,195
Casio Computer Co. Ltd.	601,800	5,974,859
Furukawa Electric Co. Ltd. (The)	2,006,000	8,909,308
GS Yuasa Corp.[b]	1,003,000	8,768,749
Hitachi Ltd.	9,027,000	31,917,814
Mitsubishi Electric Corp.	5,015,000	37,410,446
SANYO Electric Co. Ltd.[a,b]	5,015,000	13,569,396
Sharp Corp.	3,009,000	34,869,563
Stanley Electric Co. Ltd.	402,400	8,137,793
Sumitomo Electric Industries Ltd.	1,905,700	24,693,057
Toshiba Corp.	11,033,000	56,850,903
Ushio Inc.	300,900	5,562,912

		242,723,995

ELECTRONICS – 5.13%
Advantest Corp.	401,200	10,033,784
Fanuc Ltd.	501,500	41,032,556
Hirose Electric Co. Ltd.	100,300	12,423,296
Hoya Pentax HD Corp.	1,203,600	27,246,914
IBIDEN Co. Ltd.	401,200	14,315,442
Keyence Corp.	100,351	21,267,727
Kyocera Corp.	501,500	41,897,537
Mabuchi Motor Co. Ltd.	100,300	5,125,015
Minebea Co. Ltd.	1,003,000	4,670,900
Mitsumi Electric Co. Ltd.	200,600	4,670,900
Murata Manufacturing Co. Ltd.	601,800	28,544,386
NEC Corp.[a]	6,024,000	21,819,263
NGK Insulators Ltd.	1,003,000	23,462,620
Nippon Electric Glass Co. Ltd.	1,003,500	10,449,857
Omron Corp.	601,800	10,295,441
Secom Co. Ltd.	601,800	27,246,914
Yaskawa Electric Corp.	1,003,000	7,265,844
Yokogawa Electric Corp.	501,500	4,324,907

		316,093,303

ENGINEERING & CONSTRUCTION – 0.83%
JGC Corp.	1,003,000	18,672,786
Kajima Corp.	3,009,000	8,466,005
Obayashi Corp.	2,006,000	9,060,680

Security	Shares	Value
Shimizu Corp.	2,006,000	$8,303,821
Taisei Corp.	3,009,000	6,617,108

		51,120,400

ENTERTAINMENT – 0.30%
Oriental Land Co. Ltd.	200,600	13,601,833
Toho Co. Ltd.	300,900	5,056,898

		18,658,731

ENVIRONMENTAL CONTROL – 0.16%
Kurita Water Industries Ltd.	300,900	10,055,409

		10,055,409

FOOD – 1.22%
Ajinomoto Co. Inc.	2,006,000	20,521,684
Kikkoman Corp.	1,003,000	12,466,545
Meiji Holdings Co. Ltd.[a]	200,628	8,218,471
Nippon Meat Packers Inc.	1,003,000	12,174,613
Nisshin Seifun Group Inc.	503,500	6,703,202
Nissin Foods Holdings Co. Ltd.	301,700	9,984,574
Yakult Honsha Co. Ltd.	200,600	4,973,643

		75,042,732

FOREST PRODUCTS & PAPER – 0.30%
Nippon Paper Group Inc.	301,800	8,898,000
Oji Paper Co. Ltd.	2,006,000	9,493,171

		18,391,171

GAS – 0.87%
Osaka Gas Co. Ltd.	6,018,000	20,889,301
Toho Gas Co. Ltd.	1,003,000	4,670,900
Tokyo Gas Co. Ltd.	7,021,000	28,230,830

		53,791,031

HAND & MACHINE TOOLS – 0.99%
Fuji Electric Holdings Co. Ltd.	1,003,000	1,924,584
Makita Corp.	300,900	8,530,879
Nidec Corp.	300,900	21,700,221
SMC Corp.	200,600	23,462,621
THK Co. Ltd.[b]	301,500	5,668,259

		61,286,564

HEALTH CARE - PRODUCTS – 0.43%
Terumo Corp.	501,500	26,490,055

		26,490,055

HOME BUILDERS – 0.44%
Daiwa House Industry Co. Ltd.	1,003,000	11,212,321

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2009

Security	Shares	Value
Sekisui Chemical Co. Ltd.	1,003,000	$6,422,487
Sekisui House Ltd.	1,003,000	9,666,167

		27,300,975

HOME FURNISHINGS – 2.73%
Panasonic Corp.	5,416,215	86,995,746
Sony Corp.	2,808,400	76,139,988
Yamaha Corp.	401,200	5,168,264

		168,303,998

HOUSEWARES – 0.11%
TOTO Ltd.	1,003,000	7,006,349

		7,006,349

INSURANCE – 2.50%
Aioi Insurance Co. Ltd.	1,003,000	4,973,643
Mitsui Sumitomo Insurance Group Holdings Inc.	1,203,600	34,058,643
Nipponkoa Insurance Co. Ltd.	2,006,000	12,520,606
Sompo Japan Insurance Inc.	2,006,000	13,731,580
Sony Financial Holdings Inc.	2,006	6,111,094
T&D Holdings Inc.	651,950	19,643,187
Tokio Marine Holdings Inc.	2,106,300	62,894,960

		153,933,713

INTERNET – 1.78%
Dena Co. Ltd.	1,003	3,185,294
Matsui Securities Co. Ltd.	401,200	3,728,070
Rakuten Inc.	19,179	11,619,251
SBI Holdings Inc.	47,141	10,600,563
SoftBank Corp.	2,106,300	47,341,513
Trend Micro Inc.	501,500	19,786,450
Yahoo! Japan Corp.	39,117	13,346,123

		109,607,264

IRON & STEEL – 2.62%
Daido Steel Co. Ltd.	1,003,000	4,054,600
JFE Holdings Inc.	1,404,250	49,197,569
Kobe Steel Ltd.	7,021,000	13,017,970
Nippon Steel Corp.	15,045,000	59,197,165
Nisshin Steel Co. Ltd.	2,006,000	4,087,037
Sumitomo Metal Industries Ltd.	10,030,000	25,192,583
Tokyo Steel Manufacturing Co. Ltd.	301,500	3,981,432
Yamato Kogyo Co. Ltd.	100,300	3,005,810

		161,734,166

Security	Shares	Value
LEISURE TIME – 0.65%
Namco Bandai Holdings Inc.	501,598	$5,342,304
Sankyo Co. Ltd.	200,600	12,671,978
Sega Sammy Holdings Inc.	501,500	6,563,046
Shimano Inc.	200,600	8,584,940
Yamaha Motor Co. Ltd.	601,800	7,116,635

		40,278,903

MACHINERY – 0.30%
Hitachi Construction Machinery Co. Ltd.	303,900	6,188,402
Japan Steel Works Ltd. (The)	1,003,000	12,498,981

		18,687,383

MACHINERY - CONSTRUCTION & MINING – 0.74%
Komatsu Ltd.	2,507,500	45,357,463

		45,357,463

MACHINERY - DIVERSIFIED – 0.68%
Amada Co. Ltd.	1,003,000	7,060,411
Kubota Corp.	3,009,000	24,943,901
Sumitomo Heavy Industries Ltd.	2,006,000	10,185,156

		42,189,468

MANUFACTURING – 2.31%
FUJIFILM Holdings Corp.	1,404,200	42,005,660
IHI Corp.[a]	4,012,000	8,217,324
Kawasaki Heavy Industries Ltd.	4,012,000	10,682,520
Konica Minolta Holdings Inc.	1,504,500	14,272,193
Mitsubishi Heavy Industries Ltd.	8,024,000	33,301,784
Nikon Corp.	1,003,000	17,310,440
Olympus Corp.	601,800	16,413,022

		142,202,943

MEDIA – 0.16%
Fuji Media Holdings Inc.	1,655	2,608,322
Jupiter Telecommunications Co. Ltd.	6,018	5,254,762
Tokyo Broadcasting System Holdings Inc.	100,300	1,752,669

		9,615,753

METAL FABRICATE & HARDWARE – 0.22%
Maruichi Steel Tube Ltd.	100,300	2,099,742
NSK Ltd.	1,003,000	6,584,671
NTN Corp.	1,003,000	4,692,524

		13,376,937

8	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2009

Security	Shares	Value
MINING – 0.79%
Dowa Holdings Co. Ltd.	1,003,000	$5,676,440
Mitsubishi Materials Corp.	3,009,000	9,212,052
Mitsui Mining & Smelting Co. Ltd.[a]	2,006,000	5,752,126
OSAKA Titanium technologies Co. Ltd.[b]	100,300	3,405,864
Sumitomo Metal Mining Co. Ltd.	1,577,000	24,394,923

		48,441,405

OFFICE & BUSINESS EQUIPMENT – 2.45%
Canon Inc.	3,009,050	115,801,310
Ricoh Co. Ltd.	2,006,000	28,998,502
Seiko Epson Corp.	401,200	5,955,397

		150,755,209

OIL & GAS – 1.29%
Cosmo Oil Co. Ltd.	2,006,000	6,184,617
Idemitsu Kosan Co. Ltd.	100,300	8,314,634
INPEX Corp.	2,006	16,434,647
Japan Petroleum Exploration Co. Ltd.	100,300	5,254,762
Nippon Mining Holdings Inc.	2,507,500	12,542,230
Nippon Oil Corp.	3,009,500	17,259,247
Showa Shell Sekiyu K.K.	401,200	4,199,485
TonenGeneral Sekiyu K.K.	1,003,000	9,622,918

		79,812,540

PACKAGING & CONTAINERS – 0.14%
Toyo Seikan Kaisha Ltd.	401,200	8,398,969

		8,398,969

PHARMACEUTICALS – 5.25%
Alfresa Holdings Corp.	100,300	4,551,965
Astellas Pharma Inc.	1,303,930	52,429,892
Chugai Pharmaceutical Co. Ltd.	601,800	12,325,985
Daiichi Sankyo Co. Ltd.	1,905,769	40,779,944
Dainippon Pharmaceutical Co. Ltd.	300,900	3,409,108
Eisai Co. Ltd.	702,100	25,808,883
Hisamitsu Pharmaceutical Co. Inc.	100,300	3,881,604
Kyowa Hakko Kirin Co. Ltd.	1,003,000	12,217,863
Mediceo Paltac Holdings Co. Ltd.	401,200	5,756,451

Security	Shares	Value
Mitsubishi Tanabe Pharma Corp.	1,003,000	$13,201,779
Ono Pharmaceutical Co. Ltd.	200,600	9,882,413
Santen Pharmaceutical Co. Ltd.	200,600	6,768,479
Shionogi & Co. Ltd.	1,003,000	24,651,970
Suzuken Co. Ltd.	200,600	6,638,732
Taisho Pharmaceutical Co. Ltd.	654,000	12,880,483
Takeda Pharmaceutical Co. Ltd.	2,106,300	85,146,607
Tsumura & Co.	101,100	3,596,507

		323,928,665

REAL ESTATE – 2.42%
AEON Mall Co. Ltd.	200,600	4,746,585
Daito Trust Construction Co. Ltd.	200,600	9,601,294
Leopalace21 Corp.	401,200	3,641,572
Mitsubishi Estate Co. Ltd.	3,009,000	50,049,987
Mitsui Fudosan Co. Ltd.	2,112,000	40,024,751
Nomura Real Estate Holdings Inc.	300,900	5,287,199
NTT Urban Development Corp.	4,012	3,978,914
Sumitomo Realty & Development Co. Ltd.	1,003,000	21,181,232
Tokyo Tatemono Co. Ltd.	1,003,000	5,946,747
Tokyu Land Corp.	1,003,000	4,714,149

		149,172,430

REAL ESTATE INVESTMENT TRUSTS – 0.52%
Japan Prime Realty Investment Corp.	1,003	2,405,729
Japan Real Estate Investment Corp.	1,003	8,195,699
Japan Retail Fund Investment Corp.	1,003	5,362,885
Nippon Building Fund Inc.	1,003	8,866,059
Nomura Real Estate Office Fund Inc.	1,003	6,973,913

		31,804,285

RETAIL – 3.04%
ABC-Mart Inc.	100,300	2,919,312
AEON Co. Ltd.	1,705,100	18,141,904
Citizen Watch Co. Ltd.	702,100	4,230,840
FamilyMart Co. Ltd.	200,600	6,227,866
Fast Retailing Co. Ltd.	100,300	12,055,678

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2009

Security	Shares	Value
Isetan Mitsukoshi Holdings Ltd.[b]	902,760	$9,994,444
J. Front Retailing Co. Ltd.	2,006,000	11,396,130
Lawson Inc.	200,600	8,714,688
Marui Group Co. Ltd.	601,800	4,190,835
McDonald’s Holdings Co. (Japan) Ltd.	200,600	3,762,669
Nitori Co. Ltd.	100,300	7,784,833
Seven & I Holdings Co. Ltd.	2,206,680	53,522,664
Shimamura Co. Ltd.	100,300	9,006,619
Takashimaya Co. Ltd.	1,003,000	8,433,568
UNY Co. Ltd.	702,100	5,964,047
USS Co. Ltd.	80,240	5,068,791
Yamada Denki Co. Ltd.	230,690	15,766,449

		187,181,337

SEMICONDUCTORS – 1.01%
Elpida Memory Inc.[a,b]	300,900	4,719,555
Rohm Co. Ltd.	301,300	20,364,911
Shinko Electric Industries Co. Ltd.	200,600	3,754,019
Sumco Corp.	300,900	6,162,993
Tokyo Electron Ltd.	501,552	27,357,873

		62,359,351

SHIPBUILDING – 0.09%
Mitsui Engineering & Shipbuilding Co. Ltd.	2,006,000	5,471,007

		5,471,007

SOFTWARE – 0.28%
Konami Corp.	300,900	5,945,666
Nomura Research Institute Ltd.	200,600	4,800,647
Oracle Corp.	100,300	4,173,535
Square Enix Holdings Co. Ltd.	100,300	2,589,538

		17,509,386

STORAGE & WAREHOUSING – 0.07%
Mitsubishi Logistics Corp.	319,000	4,209,087

		4,209,087

TELECOMMUNICATIONS – 3.17%
Hikari Tsushin Inc.	100,300	2,173,266
KDDI Corp.	8,024	45,757,516

Security	Shares	Value
Nippon Telegraph and Telephone Corp.	1,509,000	$67,670,350
NTT Data Corp.	3,009	10,282,467
NTT DoCoMo Inc.	45,135	69,722,907

		195,606,506

TEXTILES – 0.97%
Kuraray Co. Ltd.	1,003,000	10,974,452
Mitsubishi Rayon Co. Ltd.	1,003,000	3,319,366
Nisshinbo Holdings Inc.	1,003,000	11,752,935
Teijin Ltd.	3,009,000	9,958,098
Toray Industries Inc.[b]	4,012,000	23,527,494

		59,532,345

TOYS, GAMES & HOBBIES – 1.32%
Nintendo Co. Ltd.	300,900	81,610,995

		81,610,995

TRANSPORTATION – 4.53%
Central Japan Railway Co.	5,021	34,045,265
East Japan Railway Co.	1,006,000	65,935,213
Hankyu Hanshin Holdings Inc.	3,014,800	14,494,699
Kawasaki Kisen Kaisha Ltd.	2,006,000	8,844,435
Keihin Electric Express Railway Co. Ltd.	1,007,000	8,369,503
Keio Corp.	2,006,000	13,601,833
Kintetsu Corp.[b]	5,019,000	21,804,096
Mitsui O.S.K. Lines Ltd.	3,009,000	19,299,897
Nippon Express Co. Ltd.	2,006,000	8,995,807
Nippon Yusen Kabushiki Kaisha	3,009,000	13,072,031
Odakyu Electric Railway Co. Ltd.	1,003,000	9,039,056
Tobu Railway Co. Ltd.	2,006,000	12,650,353
Tokyu Corp.	3,009,000	14,823,619
West Japan Railway Co.	5,015	17,407,751
Yamato Holdings Co. Ltd.	1,003,000	16,650,892

		279,034,450

VENTURE CAPITAL – 0.05%
JAFCO Co. Ltd.	100,300	3,395,052

		3,395,052

TOTAL COMMON STOCKS
(Cost: $7,346,859,712)		6,156,839,640

10	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2009

Security	Shares	Value
SHORT-TERM INVESTMENTS – 2.46%

MONEY MARKET FUNDS – 2.46%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26% [c,d,e]	131,379,800	$131,379,800
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[c,d,e]	18,533,190	18,533,190
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[c,d]	1,585,728	1,585,728

		151,498,718

TOTAL SHORT-TERM INVESTMENTS
(Cost: $151,498,718)		151,498,718

TOTAL INVESTMENTS IN SECURITIES – 102.34%
(Cost: $7,498,358,430)		6,308,338,358

Other Assets, Less Liabilities – (2.34)%		(144,168,117)

NET ASSETS – 100.00%		$6,164,170,241

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	11

Statement of Assets and Liabilities

iSHARES®, INC.

August 31, 2009

iShares MSCI Japan Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$7,346,859,712
Affiliated issuers (Note 2)	151,498,718

Total cost of investments	$7,498,358,430

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$6,156,839,640
Affiliated issuers (Note 2)	151,498,718

Total fair value of investments	6,308,338,358
Foreign currency, at value[b]	4,238,264
Receivables:
Dividends and interest	3,137,545
Capital shares sold	1,322,273
Interest from affiliate (Note 2)	662,420

Total Assets	6,317,698,860

LIABILITIES
Payables:
Investment securities purchased	631,912
Collateral for securities on loan (Note 5)	149,912,990
Capital shares redeemed	264,335
Investment advisory fees (Note 2)	2,719,382

Total Liabilities	153,528,619

NET ASSETS	$6,164,170,241

Net assets consist of:
Paid-in capital	$7,928,579,076
Undistributed net investment income	11,285,164
Accumulated net realized loss	(585,837,043)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(1,189,856,956)

NET ASSETS	$6,164,170,241

Shares outstanding[c]	601,800,000

Net asset value per share	$10.24

[a]	Securities on loan with a value of $142,751,312. See Note 5.
[b]	Cost of foreign currency: $4,164,422.
[c]	$0.001 par value, number of shares authorized: 2,124,600,000.

See notes to financial statements.

12	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES®, INC.

Year ended August 31, 2009

iShares MSCI Japan Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$105,129,906
Interest from affiliated issuers (Note 2)	4,907
Securities lending income from affiliated issuers (Note 2)	1,996,868
Interest from affiliate (Note 2)	662,420

Total investment income	107,794,101

EXPENSES
Investment advisory fees (Note 2)	29,763,035

Total expenses	29,763,035

Net investment income	78,031,066

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(230,732,438)
In-kind redemptions	(249,251,461)
Foreign currency transactions	8,678,914

Net realized loss	(471,304,985)

Net change in unrealized appreciation (depreciation) on:
Investments	(579,675,166)
Translation of assets and liabilities in foreign currencies	141,239

Net change in unrealized appreciation (depreciation)	(579,533,927)

Net realized and unrealized loss	(1,050,838,912)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(972,807,846)

[a]	Net of foreign withholding tax of $7,831,522.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Japan Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$78,031,066	$101,126,035
Net realized gain (loss)	(471,304,985)	632,241,422
Net change in unrealized appreciation (depreciation)	(579,533,927)	(2,458,735,947)

Net decrease in net assets resulting from operations	(972,807,846)	(1,725,368,490)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(73,264,843)	(145,335,547)

Total distributions to shareholders	(73,264,843)	(145,335,547)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,197,765,511	1,033,469,389
Cost of shares redeemed	(2,487,058,899)	(3,443,234,963)

Net decrease in net assets from capital share transactions	(289,293,388)	(2,409,765,574)

DECREASE IN NET ASSETS	(1,335,366,077)	(4,280,469,611)

NET ASSETS
Beginning of year	7,499,536,318	11,780,005,929

End of year	$6,164,170,241	$7,499,536,318

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$11,285,164	$(4,799,303)

SHARES ISSUED AND REDEEMED
Shares sold	239,400,000	79,200,000
Shares redeemed	(283,200,000)	(270,600,000)

Net decrease in shares outstanding	(43,800,000)	(191,400,000)

See notes to financial statements.

14	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005

Net asset value, beginning of year	$11.62	$14.07	$13.80	$10.99	$9.89

Income from investment operations:
Net investment income[a]	0.13	0.14	0.10	0.06	0.06
Net realized and unrealized gain (loss)[b]	(1.39)	(2.39)	0.27	2.81	1.08

Total from investment operations	(1.26)	(2.25)	0.37	2.87	1.14

Less distributions from:
Net investment income	(0.12)	(0.20)	(0.10)	(0.06)	(0.04)

Total distributions	(0.12)	(0.20)	(0.10)	(0.06)	(0.04)

Net asset value, end of year	$10.24	$11.62	$14.07	$13.80	$10.99

Total return	(10.68)%	(16.13)%	2.68%	26.10%	11.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,164,170	$7,499,536	$11,780,006	$13,724,590	$7,248,107
Ratio of expenses to average net assets	0.56%	0.52%	0.52%	0.54%	0.57%
Ratio of net investment income to average net assets	1.46%	1.11%	0.68%	0.48%	0.59%
Portfolio turnover rate[c]	4%	4%	3%	8%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the iShares MSCI Japan Index Fund (the “Fund”).

The Fund’s investment objective is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in the aggregate in the Japanese equity market, as measured by the MSCI Japan Index compiled by MSCI Inc. (“MSCI”). The investment adviser uses a “passive” or index approach to achieve the Fund’s investment objective. The Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

The Fund invests in the securities of foreign issuers of a single country, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”). Effective September 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

16	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Fund in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. The fair value measurement of Level 3 Prices does not include

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES®, INC.

transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of August 31, 2009, the value of each of the Fund’s investments was classified as a Level 1 Price. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Any use of a rate different from the rates used by MSCI may adversely affect the Fund’s ability to track its underlying index. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

As of August 31, 2009, the tax year-end of the Fund, the components of net accumulated losses on a tax basis consisted of undistributed ordinary income of $15,301,373, unrealized depreciation of $1,287,320,427, and capital and other losses of $493,052,201, for net accumulated losses of $1,765,071,255.

For the years ended August 31, 2009 and August 31, 2008, the tax characterization of distributions paid for the Fund represents ordinary income. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for the Fund.

18	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2009.

From November 1, 2008 to August 31, 2009, the Fund incurred net realized capital losses of $155,850,799. As permitted by tax regulations, the Fund has elected to defer those losses and treat them as arising in the year ending August 31, 2010.

As of August 31, 2009, the tax year-end of the Fund, the Fund had tax basis net capital loss carryforwards of $62,572,173, $3,621,148, $5,594,562, $8,733,802, $68,122,871, $27,817,841, $44,443,527 and $116,295,478 expiring in 2010, 2011, 2012, 2013, 2014, 2015, 2016 and 2017, respectively. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

The Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset value per share.

As of August 31, 2009, the cost of investments for federal income tax purposes was $7,595,821,901. Net unrealized depreciation was $1,287,483,543, of which $59,671,536 represented gross unrealized appreciation on securities and $1,347,155,079 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Fund’s financial statements.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, Barclays Global Fund Advisors (“BGFA”) manages the investment of the Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to the Fund, BGFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

Under the terms of the Investment Advisory Agreement, the Fund is required to remit payment of accrued fees to BGFA on a quarterly basis. BGFA has determined that in certain cases such payments to BGFA by the Fund were made earlier than provided for under the Investment Advisory Agreement. BGFA will reimburse the Fund for interest that would have been earned had such payments been made on a quarterly basis. The amount to be reimbursed is included under receivables and investment income as “Interest from affiliate” in the Statement of Assets and Liabilities and Statement of Operations, respectively. The reimbursement does not have a material effect on net asset value per share or the total return shown in the Financial Highlights.

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Company. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as the Fund’s underwriter and distributor of the shares of the Fund, pursuant to a Distribution Agreement with the Company. SEI does not receive a fee from the Fund for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund is permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Fund. BarCap and BGI are affiliates of BGFA, the Fund’s investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2009, BGI earned securities lending agent fees of $1,996,868.

Cross trades for the year ended August 31, 2009 were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Fund may invest in certain money market funds managed by BGFA, the Fund’s investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily

20	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

and paid monthly from net investment income. Income distributions earned by the Fund from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statement of Operations. Income distributions earned by the Fund from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statement of Operations.

Certain directors and officers of the Company are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2009, aggregated $239,941,816 and $232,558,866, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2009, aggregated $2,133,523,288 and $2,416,440,479, respectively.

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of the Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Fund of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

As of August 31, 2009, the Fund had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of August 31, 2009 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES®, INC.

6. BLACKROCK TRANSACTION

On June 16, 2009, Barclays PLC, the ultimate parent company of BGI and BGFA, accepted a binding offer and entered into an agreement to sell its interests in BGFA, BGI and certain affiliated companies, to BlackRock, Inc., (the “BlackRock Transaction”). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of the Fund’s current investment advisory agreement with BGFA. In order for the management of the Fund to continue uninterrupted, the Board approved a new investment advisory agreement for the Fund subject to shareholder approval. A special meeting of shareholders of the Fund is scheduled to be held on November 4, 2009. Each shareholder of record as of the close of business on August 25, 2009 will receive notice of and be entitled to vote at the meeting.

7. REVIEW OF SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the year ended August 31, 2009, events and transactions through October 23, 2009, the date the financial statements are available to be issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement disclosure have been identified.

22	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Japan Index Fund, a portfolio of the iShares MSCI Series (the “Fund”), at August 31, 2009, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2009, the Fund earned foreign source income of $112,961,426 and paid foreign taxes of $7,826,643 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $73,264,843 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2009.

In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2009. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

24	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Current Investment Advisory

Contract (Unaudited)

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BGFA (the “Advisory Contract”) on behalf of the Fund. As required by Section 15(c), the Board requested and BGFA provided such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Contract. At a meeting held on June 16-17, 2009, the Board approved the selection of BGFA and the continuance of the Advisory Contract, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Advisory Contract for the Fund, the Board, including the Independent Directors, advised by their independent counsel, considered the following factors, no one of which was controlling, and made the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY BGFA

Based on management’s representations, the Board expected that there will be no diminution in the scope of services required of or provided by BGFA under the Advisory Contract for the coming year as compared to the scope of services provided by BGFA over the past year. In reviewing the scope of these services, the Board considered BGFA’s investment philosophy and experience, noting that BGFA and its affiliates have committed significant resources over time, including over the past year, including investment in technology and increasing the number of their employees supporting the Fund. The Board also considered BGFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures. The Board further noted that BGFA does not serve as investment adviser for any other series of registered investment companies with substantially similar investment objectives and strategies as the Fund; therefore, directly comparable performance information was generally not available. However, the Board also noted that the Fund had met its investment objective consistently since its inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Fund under the Advisory Contract were appropriate and mitigated in favor of the Board’s approval of the Advisory Contract for the coming year.

FUND’S EXPENSES AND PERFORMANCE OF THE FUND

The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s peer group pursuant to Lipper’s proprietary methodology and any registered investment companies that would otherwise have been excluded from Lipper’s comparison group due to certain differentiating factors, but were nonetheless included at the request of BGFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Fund. In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five- and ten-year, and “last quarter” periods ended March 31, 2009, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same

BOARD REVIEW AND APPROVAL OF CURRENT INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Current Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

periods. The Board noted that the Fund performed in line with its performance benchmark index over relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that during the prior year the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such comparative performance information was also considered by the Board.

The Board also noted that the investment advisory fees and overall expenses for the Fund were generally lower than the median or average investment advisory fee rates and overall expenses of the funds in its respective Lipper Group. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Fund, as managed by BGFA, as compared to the investment advisory fees and expense levels and performance of the funds in its Lipper Group, were satisfactory for the purposes of approving the Advisory Contract for the coming year.

COSTS OF SERVICES PROVIDED TO THE FUND AND PROFITS REALIZED BY BGFA AND AFFILIATES

The Board reviewed information about the profitability to BGFA of the Fund based on the fees payable to BGFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BGFA and its affiliates from the Fund’s operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Company (including any securities lending by the Fund). The Board also discussed BGFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BGFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BGFA and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

ECONOMIES OF SCALE

In connection with its review of the Fund’s profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract already provided for breakpoints in the Fund’s investment advisory fee rates as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase, and that extended breakpoints were implemented for the Fund the previous year. The Board also discussed the substantial growth in assets of certain iShares funds, including the Fund, over the last few years. The Board noted that the Fund’s asset size decreased over the past twelve months. The Board also reviewed BGFA’s historic profitability as investment adviser to the iShares fund complex and noted that BGFA had continued to make significant investments in the iShares fund complex, that expenses had grown at a pace similar to the growth in revenue, and that BGFA had incurred operating losses during earlier years when the iShares funds, including the Fund, had not yet reached scale. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of economies of scale with the Fund’s shareholders.

FEES AND SERVICES PROVIDED FOR OTHER COMPARABLE FUNDS/ACCOUNTS MANAGED BY BGFA AND ITS AFFILIATES

The Board received and considered certain information regarding the Fund’s annual investment advisory fee rates under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts for which BGFA or BGI, an affiliate of BGFA, provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). In reviewing the comparative investment advisory/management fee information, the Board considered the general structure of investment advisory/management fees in relation to the nature and extent of services provided

26	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Current Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

to the Fund in comparison with the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the Fund and the Other Accounts under differing regulatory requirements and client guidelines. Based on this review, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Advisory Contract are fair and reasonable.

OTHER BENEFITS TO BGFA AND/OR ITS AFFILIATES

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to the Fund by BGFA, such as any payment of revenue to BGI, the Company’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Fund in other funds for which BGFA provides investment advisory services and/or BGI provides administration services. The Board noted that while revenue to BGI in connection with securities lending agency services to the iShares funds increased overall as against the previous year, overall revenue increased by approximately the same percentage as overall expenses. The Board noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BGFA affiliate or purchased from an underwriting syndicate in which a BGFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rates there under, is fair and reasonable in light of all relevant circumstances, and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF CURRENT INVESTMENT ADVISORY CONTRACT	27

Board Review and Approval of New Investment Advisory

Agreements (Unaudited)

iSHARES®, INC.

On June 16, 2009, Barclays Bank PLC (“Barclays”) entered into an agreement to sell its interest in the Barclays Global Investors asset management business, which includes BGI and BGI’s business of advising, sponsoring and distributing exchange-traded funds, to BlackRock, Inc. (“BlackRock”). Assuming receipt of the requisite regulatory approvals and the satisfaction of other conditions to the closing, the subsidiaries of Barclays operating the BGI business, including BGFA (the “Adviser”), will be sold to BlackRock (the “Transaction”) for cash and BlackRock stock.

The Adviser currently serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Company (the “Current Advisory Agreement”). Under the 1940 Act, the Transaction, if consummated, will result in the automatic termination of the Current Advisory Agreement. In order for the management of each Fund to continue uninterrupted, the Board approved interim and new investment advisory agreements (the “New Advisory Agreements”) with the Company, subject to shareholder approval.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENTS

At an in-person Board meeting held on August 13, 2009, the Board, including the Independent Directors, unanimously approved the New Advisory Agreements between the Adviser and the Company, on behalf of its Funds after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below.

The Approval Process – At telephonic and in-person meetings held in June, July and August of this year, the Board, including the Independent Directors, discussed the Transaction and the New Advisory Agreements for the Funds.

In preparation for their consideration of the New Advisory Agreements, the Directors received, in response to a written due diligence request prepared by the Board and its independent counsel and provided to BlackRock, BGI and the Adviser, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the August 13, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreements, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition, and the Adviser provided materials and information about the Transaction. In addition, the Independent Directors consulted with their independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In June 2009, the Board had performed a full annual review of, or initially approved, as applicable, the current Investment Advisory Agreement between the Adviser and the Company, on behalf of its Funds for each Fund as required by the 1940 Act and, after reviewing, among other things, the investment capabilities, resources and personnel of the Adviser, determined that the nature, extent and quality of the services provided by the Adviser under the Current Advisory Agreements were appropriate. The Board also determined that the advisory fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, were fair and reasonable in light of the services provided, the costs to the Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. (“Lipper”)), and such other circumstances as the Directors considered relevant in the exercise of their reasonable judgment. The Board approved the Current Advisory Agreements on June 17, 2009.

In advance of the June 2009 Board meeting, the Board requested and received materials specifically relating to each Fund’s Current Advisory Agreement. These materials were prepared for each Fund, and included information (i) compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (ii) prepared by the Adviser discussing market conditions generally; (iii) on the profitability to the Adviser of the Current Advisory Agreements and other payments received by the Adviser and its affiliates from the Funds; and (iv) provided by the Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

28	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory

Agreements (Unaudited) (Continued)

iSHARES®, INC.

At the June 17, July 29 and August 13, 2009 Board meetings, the Directors discussed with representatives of BGI, the Adviser and BlackRock, the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding the Adviser and the Funds. At these Board meetings, representatives of BGI, the Adviser and BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of the Adviser in connection with the Transaction, including the anticipated senior management structure of the Adviser following the completion of the Transaction. The Independent Directors also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Directors met in executive sessions with their independent legal counsel at the June, July and August 2009 Board meetings to consider the Transaction, its expected impact on the Adviser and the Funds, and the New Advisory Agreements.

In connection with the Board’s review of the New Advisory Agreements, BGI, the Adviser and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•

that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including portfolio management and compliance services;

•

that the Adviser and BlackRock have no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction;

•	that it is expected that substantially all of the current employees of the Adviser will remain employees of the Adviser and will continue to provide services to the Funds following the Transaction;

•

that the Funds may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•	that the Funds are expected to continue to be sold through existing distribution channels;

•	that the Funds will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

•	that the parties to the Transaction Agreement have agreed to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Funds;

•

that Barclays or one of its affiliates has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Advisory Agreements and all costs of seeking shareholder approval of the New Advisory Agreements; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Fund shareholders.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. In their deliberations, the Directors considered information received

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	29

Board Review and Approval of New Investment Advisory

Agreements (Unaudited) (Continued)

iSHARES®, INC.

in connection with their most recent approval or continuation of each Current Advisory Agreement at the June 2009 Board meeting, in addition to information provided by BGI, the Adviser and BlackRock regarding BlackRock and the Transaction, in connection with their evaluation of the terms and conditions of the New Advisory Agreements. The Directors, including a majority of the Independent Directors, concluded that the terms of the New Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, and that the New Advisory Agreements should be approved and recommended to Fund shareholders. In voting to approve the New Advisory Agreements in respect of each Fund, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by the Adviser and its affiliates – In connection with their consideration of the New Advisory Agreements, the Board considered representations by the Adviser, BGI and BlackRock that there would be no diminution in the scope of services required of or provided by the Adviser under the New Advisory Agreements for each Fund as compared to the scope of services provided by the Adviser under the Current Advisory Agreement. In reviewing the scope of these services at the June and August 2009 Board meetings, the Board considered the Adviser’s investment philosophy and experience, noting that the Adviser and its affiliates have committed significant resources over time, including over the past year, including investments in technology and increasing the number of their employees supporting the Funds. The Board also considered the Adviser’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that the Adviser reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board noted that it expects that these reports and discussions will continue following the consummation of the Transaction. In addition to the above considerations, the Board considered the Adviser’s investment processes and strategies, and matters related to the Adviser’s portfolio transaction policies and procedures. The Board further took into account that, with respect to most of the Funds, the Adviser does not serve as investment adviser for other series of registered investment companies with substantially similar investment objectives and strategies; therefore, directly comparable performance information was generally not available for most Funds. The Board also considered each Fund’s record of performing in accordance with its investment objective.

In connection with the investment advisory services to be provided under the New Advisory Agreements, the Board took into account detailed discussions with representatives of the Adviser at the June 2009 Board meeting and at prior Board meetings regarding the management of each Fund. In addition to the investment advisory services to be provided to the Funds, the Board, at the August 2009 Board meeting, considered that the Adviser also will continue to provide management and administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds, and that these services were expected to be consistent with the services the Adviser currently performs under the Current Advisory Agreements.

The Board noted the representations of the Adviser, BGI and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of the Adviser in managing the Funds. The Board also considered that the Funds and their shareholders may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction and its lines of business. The Board also discussed the Adviser’s anticipated financial condition following the completion of the Transaction. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with its own Board of Directors and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC, are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

30	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory

Agreements (Unaudited) (Continued)

iSHARES®, INC.

Based on the discussions held and the materials presented at the June, July and August 2009 Board meetings and prior Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by the Adviser under the New Advisory Agreements compared with the services provided by the Adviser under the Current Advisory Agreements and that the Board expects that the quality of such services will continue to be appropriate.

Funds’ expenses and performance of the Funds – The Board received and reviewed statistical information prepared by Lipper at the June 2009 meeting and also received information at prior meetings regarding the expense ratio components of the Funds, including advisory fees, waivers and reimbursements, and gross and net total expenses, in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising a Fund’s peer group pursuant to Lipper’s proprietary methodology and, for certain Funds, registered investment companies that would otherwise have been excluded from Lipper’s comparison group due to certain differentiating factors, but were nonetheless included at the request of the Adviser (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by most of the Funds, the Lipper Groups sometimes included mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to certain Funds.

The Board noted that the investment advisory fees and overall expenses for the Funds were generally lower than the median or average investment advisory fee rates and overall expenses of the Funds in their Lipper Groups with respect to the Current and New Advisory Agreements. The Board took into account that the fee rates for each Fund under the New Advisory Agreements are identical to the fee rates under the respective Current Advisory Agreements. Further, the Board noted that representatives of the Adviser and BlackRock had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction.

In addition to reviewing the fees and expenses, the Board noted that it regularly reviews each Fund’s performance and at the June 2009 meeting reviewed statistical information prepared by Lipper regarding the performance of each Fund for the quarter-end, one-, three-, five- and ten-year periods, as applicable, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Groups track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of the relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their performance benchmark indices over the relevant periods. In considering this information, the Board took into account that the Lipper Groups include funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that during the prior year the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indices. This comparative performance information was also considered by the Board. The Board considered the Adviser’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Funds could not be predicted.

Based on this review, the Board had concluded that the investment advisory fee rates and expense levels and the historical performance of each Fund, as compared to the investment advisory fee rates and expense levels and performance of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Current Advisory Agreements and concluded that these comparisons continued to be satisfactory for the purpose of approving the New Advisory Agreements.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	31

Board Review and Approval of New Investment Advisory

Agreements (Unaudited) (Continued)

iSHARES®, INC.

Cost of services provided and profits realized by the Adviser from the relationship with each Fund – The Board considered that at the June 2009 Board meeting and at prior meetings, it had reviewed information about the profitability of the Adviser with respect to the Funds based on the fees payable to the Adviser and its affiliates (including fees under the Current Advisory Agreements), and all other sources of revenue and expense to the Adviser and its affiliates from the Funds’ operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Companies (including any securities lending by the Funds). The Board also discussed the Adviser’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below).

In evaluating the costs of the services to be provided by the Adviser under the New Advisory Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreements are similar to the Current Advisory Agreements, including the fact that the fee rates under the Agreements are identical and that representatives of the Adviser and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waiver or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction. It was noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the Funds. Potential cost savings had been described by BlackRock representatives that may be achieved by BlackRock immediately following the Transaction, but even if all of such savings were realized by the Adviser in connection with the management of the Funds, the Adviser’s profitability in respect of the Funds was not expected to increase in a significant respect. The Adviser, BlackRock and the Board discussed how profitability will be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered funds. The Board expects to receive profitability information from the Adviser on at least an annual basis following the completion of the Transaction and thus be in a position to evaluate whether any adjustments in Fund fees would be appropriate.

The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale – In connection with its review of the Funds’ profitability analysis at the June 2009 meeting, the Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets. At the June 2009 Board meeting, the Board also reviewed the Adviser’s historic profitability as investment adviser to the iShares fund complex and noted that the Adviser had continued to make significant investments in the iShares fund complex, that expenses had grown at a pace similar to the growth in revenue, and that the Adviser had incurred operating losses during earlier years when the iShares funds, including the Funds, had not yet reached scale. The Board further noted that the Current and New Advisory Agreements provide for breakpoints in certain Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other Funds, increase and that breakpoints were implemented the previous year for certain Funds. The Board noted that for certain other Funds, the Current and New Advisory Agreements do not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase; however, the Board further noted that possible future economies of scale for those Funds had, in many cases, been taken into consideration by fixing the investment advisory fees at rates at the lower end of the marketplace, effectively giving Fund shareholders, from inception, the benefits of the lower average fee shareholders may have received from a fee structure with declining breakpoints where the initial fee was higher. At the June 2009 Board meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates, with the breakpoints for certain Funds, reflected appropriate sharing of economies of scale with the Funds’ shareholders.

The Board noted representations from the Adviser and BlackRock that the Adviser will continue to make significant investments in the iShares fund complex and the infrastructure supporting the Funds. The Board determined that changes to the fee structure were not currently necessary and that the Funds appropriately participate in economies of scale. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale. The Board expects to consider economies of scale on at least an annual basis following completion of the Transaction and thus be in a position to evaluate additional economies of scale, if any.

32	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory

Agreements (Unaudited) (Continued)

iSHARES®, INC.

Fees and services provided for other comparable funds/accounts managed by the Adviser and its Affiliates – At the June 2009 Board meeting, the Board received and considered certain information regarding the Funds’ annual investment advisory fee rates under the Current Advisory Agreements in comparison to the investment advisory/management fee rates for other funds/accounts for which the Adviser or BGI provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparable investment advisory/management fee information was not available for many of the Funds, as the Adviser and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as many of the Funds. The Board noted, however, that the Adviser provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Furthermore, in reviewing the comparative investment advisory/management fee information for the Funds for which such information was available, the Board considered the general structure of investment advisory/management fees in relation to the nature and extent of services provided to the Funds in comparison with the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the Funds and the Other Accounts under differing regulatory requirements and client guidelines. The Board noted that the investment advisory fee rates under the Current Advisory Agreements for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts for which the Adviser or BGI provides investment advisory/management services, but that the differences appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the Other Accounts. Based on this review, the Board determined that the investment advisory fee rates under the Current and New Advisory Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Current and New Advisory Agreements are fair and reasonable.

Other benefits to the Adviser and its affiliates, including fall-out benefits – In evaluating the fall-out and any other ancillary benefits received by the Adviser under the Current Advisory Agreements, the Board reviewed any ancillary revenue received by the Adviser and/or its affiliates in connection with the services provided to the Funds by the Adviser or its affiliates, such as any payment of revenue to BGI, the Company’s current securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to the Adviser and BGI in connection with any investments by the Funds in other funds for which the Adviser provides investment advisory services and/or BGI provides administration services. The Board noted that while revenue to BGI in connection with securities lending agency services to the Funds increased overall as against the previous year, overall revenue increased by approximately the same percentage as overall expenses. The Board noted that the Adviser does not use soft dollars or consider the value of research or other services that may be provided to the Adviser (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through an affiliate of the Adviser or purchased from an underwriting syndicate in which an Adviser affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty at this time, and the Board indicated that it would continue to evaluate them going forward.

Conclusion – The Board examined the totality of the information they were provided at the June, July and August 2009 Board meetings, and information they received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreements, including the investment advisory fee rates there under, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to unanimously approve the New Advisory Agreements.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	33

Supplemental Information (Unaudited)

iSHARES®, INC.

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund is listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years through the date of the most recent calendar quarter-end.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Japan Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.14%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	2	0.14
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	16	1.16
Greater than 1.5% and Less than 2.0%	50	3.62
Greater than 1.0% and Less than 1.5%	99	7.16
Greater than 0.5% and Less than 1.0%	225	16.28
Between 0.5% and –0.5%	604	43.73
Less than –0.5% and Greater than –1.0%	153	11.07
Less than –1.0% and Greater than –1.5%	81	5.86
Less than –1.5% and Greater than –2.0%	47	3.40
Less than –2.0% and Greater than –2.5%	26	1.88
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	8	0.58
Less than –3.5% and Greater than –4.0%	6	0.43
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	4	0.29
Less than –5.5%	5	0.36

	1,382	100.00%

34	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and oversees 183 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 26 portfolios within the fund complex.

The address of each Director and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Director. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

*Lee T. Kranefuss, 48	Director and Chairman (since 2003).	Non-Executive Chairman (since 2009), iShares; Global Chief Executive Officer (2008-2009) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of BGFA; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Trustee (since 2003) of iShares Trust; Trustee (since 2001) of BGlF and MIP.

*	Lee T. Kranefuss is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

DIRECTOR AND OFFICER INFORMATION	35

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 70	Director (since 2002); Lead Independent Director (since 2006).	Dean Witter Distinguished Professor of Finance (since 1994), Emeritus, Stanford University: Graduate School of Business.	Trustee (since 2000) of iShares Trust; Lead Independent Trustee (since 2006) of iShares Trust; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

J. Darrell Duffie, 55	Director (since 2008).	Professor (since 1984) of Stanford University: Graduate School of Business.	Trustee (since 2008) of iShares Trust; Director (since 2008) of Moody’s Corp.

Cecilia H. Herbert, 60	Director (since 2005).	Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco; Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (since 2002) and Chair (2006-2007) of the Finance and Investment Committees (since 2006) of the Thacher School.	Trustee (since 2005) of iShares Trust; Advisory Board Member (since 2009) of Forward Funds.

Charles A. Hurty, 66	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee (since 2005) of iShares Trust; Director (since 2002) of ProMark Absolute Return Strategies Fund LLC (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 54	Director (since 2005).	Chief Investment Officer (since 2002) of Santa Clara University.	Trustee (since 2005) of iShares Trust.

*John E. Martinez, 48	Director (since 2003).	Director (since 2005) of EquityRock Capital Management; Director (since 2003) of Larkin Street Youth Services.	Trustee (since 2003) of iShares Trust; Chairman (since 2007) of Independent Review Committee, Canadian iShares Funds.

36	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 54	Director (since 2007).	President and Co-Founder (since 2006) of The Bravitas Group, Inc.; Member (since 2006) of Non-Investor Advisory Board of Russia Partners II, LP; Director and member (2006-2009) of the Audit and Compensation Committee of EPAM Systems, Inc.; President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer (1999-2005) of UBS Services USA, LLC; Managing Director (2000-2005) of UBS America, Inc.; Director and Vice Chairman (since 2001) of the YMCA of Greater NYC; Broadway Producer (since 2006); Co-Founder and Vice President (since 2008) of Parentgiving Inc.	Trustee (since 2007) of iShares Trust.

*	Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI. Effective August 13, 2009, John E. Martinez is a non-interested person notwithstanding his former affiliation with BGFA and its affiliates prior to 2002.

Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael A. Latham, 44	President (since 2007).	Head (since 2007) of Americas iShares, BGI; Chief Operating Officer (2003-2007) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.	None.

DIRECTOR AND OFFICER INFORMATION	37

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 50	Treasurer and Chief Financial Officer (since 2008).	Senior Director (since 2009) of Fund Administration of Intermediary Investor Business of BGI; Director (2004-2009) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 57	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investors Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 46	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

Amy Schioldager, 47	Executive Vice President (since 2007).	Global Head (since 2008) of Index Equity, BGI; Global Head (2006-2008) of U.S. Indexing, BGI; Head (2001-2006) of Domestic Equity Portfolio Management, BGI.	None.

Patrick O’Connor, 42	Vice President (since 2007).	Head (since 2006) of iShares Portfolio Management, BGI; Senior Portfolio Manager (1999-2006) of BGI.	None.

38	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Lee Sterne, 44	Vice President (since 2007).	Head (since 2007) of U.S. Fixed Income Index and iShares, BGI; Senior Portfolio Manager (2004-2007) of BGI; Portfolio Manager (2001-2004) of BGI.	None.

Matt Tucker, 37	Vice President (since 2007).	Director (since 2009) of Fixed Income Investment Strategy, BGI; Head (2005-2008) of U.S. Fixed Income Investment Solutions, BGI; Fixed Income Investment Strategist (2003-2005) of BGI.	None.

DIRECTOR AND OFFICER INFORMATION	39

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

Trading Symbol
iShares Russell Domestic Index Funds
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Funds
iShares Dow Jones U.S.	IYY

iShares KLD Socially Responsible Index Funds
iShares FTSE KLD 400 Social	DSI
iShares FTSE KLD Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

Trading Symbol
iShares Domestic Specialty Index Funds
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology- Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

40	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

Trading Symbol
iShares International Country Index Funds
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI All Peru Capped	EPU
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares S&P Emerging Markets Infrastructure	EMIF
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares International Specialty Index Funds
iShares Dow Jones International Select Dividend	IDV

Trading Symbol
iShares Target Date Index Funds
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares Global Sector Index Funds
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares Global Theme Based Index Funds
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

iShares U.S. Credit Bond Funds
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares iBoxx $ High Yield Corporate	HYG

iShares U.S. Securitized Bond Funds
iShares Barclays MBS	MBB

iSHARES FAMILY OF FUNDS	41

The iShares® Family of Funds (Continued)

Trading Symbol
iShares AMT-Free Municipal Bond Funds
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF

Trading Symbol
iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, J.P. Morgan Securities Inc., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company or Standard & Poor’s, nor are they sponsored or endorsed by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above except Barclays Capital, which is an affiliate of BGI. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage REITs or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Global Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT, and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT; “EPRA®” is a trademark of EPRA.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2009 Annual Report.

iS-1437-1009

42	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS INDEX FUND

(TICKER: EEM)

INVESTMENT OBJECTIVE

The iShares MSCI Emerging Markets Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets IndexSM (the “Index”). The Index is designed to measure equity market performance in the global emerging markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2009 (the “reporting period”), the total return for the Fund was (9.47)%, while the total return for the Index was (9.95)%.

MARKET OVERVIEW AND DISCUSSION OF PERFORMANCE

Emerging markets stocks declined overall for the reporting period in a volatile investment environment. Stock markets in developing countries retracted during the first two months of the reporting period amid one of the worst global economic downturns since World War II and a credit crisis that led to the near-collapse of some of the world’s largest financial institutions. The global economic slowdown began in the U.S., and then spread to the larger nations in Europe and Asia. Emerging market countries felt the effects of the global slowdown as commodity prices declined and exports to developed countries slowed. As investors grew increasingly risk-averse, emerging markets declined during the first two months of the reporting period.

Emerging markets continued to trend lower in late 2008 and early 2009 amid uncertainty about the efforts of governments around the world to arrest the economic downturn and ease the credit crunch. However, in the last six months of the reporting period, emerging markets enjoyed a tremendous recovery. Initial signs of economic stabilization, mainly in the U.S., appeared to boost investor confidence and revive hope of a rebound in exports. In addition, countries such as China were able to maintain their healthy economic growth rate by implementing domestic stimulus plans to offset the drop in exports.

Every region represented in the Index experienced an equity market decline during the reporting period, but markets in Asia generally held up the best. China, the largest country weighting in the Index, posted a modestly positive return, reflecting the country’s efforts to stimulate economic growth. Other positive performers included markets in the Philippines and Indonesia, while Taiwan and South Korea declined modestly.

In Latin America, the two largest markets, Brazil and Mexico, experienced larger market declines. Brazil fell as the prices of oil and other commodities declined during the reporting period, while Mexico declined as U.S. exports weakened and the H1N1 virus outbreak had a negative effect on the tourism industry.

Eastern European markets experienced the largest market declines. Many Eastern European countries were hit hard by the global economic downturn as exports to developed European countries contracted, leading to rising fiscal deficits in several countries. Markets in Russia, which came under pressure as commodity prices slumped, and Hungary declined the most. In the Middle East/Africa, Israel and South Africa held up well as both markets posted small declines.

Seven of the Fund’s ten largest holdings as of August 31, 2009 generated negative returns for the reporting period, led by energy producers OAO Gazprom of Russia and Petroleo Brasileiro SA of Brazil. Other notable decliners included Chinese wireless provider China Mobile Ltd. and South Korean steel producer POSCO. On the positive side, the best performer was South Korean electronics manufacturer Samsung Electronics Co. Ltd., the Fund’s largest holding as of August 31, 2009. The other two positive performers were Taiwan Semiconductor Manufacturing Co. Ltd. and Brazilian commercial bank Itau Unibanco Holding SA.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Performance as of August 31, 2009

Average Annual Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.47)%	(9.72)%	(9.95)%	16.47%	16.44%	16.59%	21.31%	21.23%	21.15%

Cumulative Total Returns

Year Ended 8/31/09			Five Years Ended 8/31/09			Inception to 8/31/09

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.47)%	(9.72)%	(9.95)%	114.35%	114.09%	115.43%	244.55%	242.97%	242.09%

Total returns for the period since inception are calculated from the inception date of the Fund (4/7/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or ”NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/11/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

2	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/09
Sector/Investment Type	Percentage of Net Assets
Financial	23.86%

Energy	14.86

Communications	13.26

Basic Materials	13.03

Technology	12.60

Industrial	6.80

Consumer Non-Cyclical	5.55

Utilities	4.16

Consumer Cyclical	3.25

Diversified	1.73

Exchange-Traded Funds	0.45

Short-Term and Other Net Assets	0.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/09
Security	Percentage of Net Assets
Samsung Electronics Co. Ltd. SP GDR (South Korea)	4.28%

Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR (Taiwan)	3.36

Petroleo Brasileiro SA Preferred SP ADR (Brazil)	2.43

Itau Unibanco Holding SA SP ADR (Brazil)	2.43

POSCO SP ADR (South Korea)	2.30

Petroleo Brasileiro SA SP ADR (Brazil)	2.19

China Mobile Ltd. (China)	2.10

Chunghwa Telecom Co. Ltd. SP ADR (Taiwan)	2.03

OAO Gazprom SP ADR (Russia)	1.78

KB Financial Group Inc. SP ADR (South Korea)	1.69

TOTAL	24.59%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	3

Shareholder Expenses (Unaudited)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (3/1/09)	Ending Account Value (8/31/09)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/09 to 8/31/09)
Actual	$1,000.00	$1,671.40	0.71%	$4.78
Hypothetical (5% return before expenses)	1,000.00	1,021.60	0.71	3.62

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

4	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 91.58%

BRAZIL – 7.04%
Aracruz Celulose SA SP ADR[a,b]	1,880,055	$39,706,762
BRF – Brasil Foods SA SP ADR[a,b]	282,915	12,499,185
Centrais Eletricas Brasileiras SA SP ADR	1,006,776	14,487,507
Companhia de Saneamento Basico do Estado de Sao Paulo SP ADR	747,024	27,341,078
Companhia Siderurgica Nacional SA SP ADR[b]	4,605,384	120,154,469
CPFL Energia SA SP ADR[b]	379,200	19,847,328
Empresa Brasileira de Aeronautica SA SP ADR	4,669,848	99,187,571
Itau Unibanco Holding SA SP ADR	43,870,596	734,832,483
Petroleo Brasileiro SA SP ADR	16,751,160	664,015,982
TIM Participacoes SA SP ADR[b]	180,335	3,833,922
Vale SA SP ADR[b]	17,837,568	342,659,681
Vivo Participacoes SA SP ADR	948,000	21,576,480
Votorantim Celulose e Papel SA SP ADR[a,b]	1,935,854	30,605,852

		2,130,748,300

CHILE – 2.55%
Banco Santander Chile SA SP ADR	3,608,088	184,625,863
Empresa Nacional de Electricidad SA SP ADR	58,776	2,710,161
Enersis SA SP ADR	10,167,252	175,995,132
LAN Airlines SA SP ADR	4,809,161	56,988,558
Sociedad Quimica y Minera de Chile SA Series B SP ADR	10,072,336	350,819,463

		771,139,177

CHINA – 18.23%
Agile Property Holdings Ltd.[b]	37,920,000	43,102,862
Air China Ltd. Class Ha,b	49,296,000	29,002,698
Aluminum Corp. of China Ltd. Class Hb	45,504,000	48,259,550
Angang New Steel Co. Ltd. Class Hb	26,545,320	50,346,255

Security	Shares	Value
Anhui Conch Cement Co. Ltd. Class Hb	3,792,000	$23,997,678
Bank of China Ltd. Class H	426,600,000	207,502,856
Bank of Communications Co. Ltd. Class H	89,218,000	105,210,856
Beijing Capital International Airport Co. Ltd. Class Ha,b	30,340,000	16,871,540
Beijing Enterprises Holdings Ltd.[b]	7,584,000	37,378,646
Belle International Holdings Ltd.[b]	30,336,000	27,358,820
Chaoda Modern Agriculture (Holdings) Ltd.	11,729,942	6,961,704
China Agri-Industries Holdings Ltd.	26,544,000	18,630,613
China CITIC Bank Class Hb	26,544,000	15,993,559
China Coal Energy Co. Class H	32,232,000	40,796,052
China Communications Construction Co. Ltd. Class Hb	53,088,000	60,686,482
China Construction Bank Class Hb	426,309,000	321,767,550
China COSCO Holdings Co. Ltd. Class Hb	43,608,000	52,831,584
China Everbright Ltd.[b]	41,940,000	98,807,765
China High Speed Transmission Equipment Group Co. Ltd.[b]	3,792,000	8,180,248
China Life Insurance Co. Ltd. Class H	96,696,000	407,960,520
China Mengniu Dairy Co. Ltd.[a]	13,272,000	31,439,159
China Merchants Bank Co. Ltd. Class Hb	39,489,900	86,004,337
China Merchants Holdings (International) Co. Ltd.[b]	15,168,000	49,218,478
China Mobile Ltd.	65,412,000	636,342,087
China National Building Material Co. Ltd. Class Hb	22,752,000	48,083,420

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
China Overseas Land & Investment Ltd.[b]	55,028,960	$111,894,669
China Petroleum & Chemical Corp. Class H	235,104,000	196,257,460
China Railway Construction Corp. Class Hb	18,012,000	26,632,285
China Railway Group Ltd. Class Ha,b	37,920,000	32,730,777
China Resources Enterprise Ltd.	26,558,000	62,294,703
China Resources Land Ltd.[b]	56,880,000	119,034,352
China Resources Power Holdings Co. Ltd.	20,986,999	51,231,061
China Shenhua Energy Co. Ltd. Class H	26,544,000	107,023,282
China Shipping Container Lines Co. Ltd. Class Ha,b	89,112,000	32,307,577
China Shipping Development Co. Ltd. Class Hb	34,146,000	42,778,046
China Telecom Corp. Ltd. Class H	53,088,000	27,192,475
China Travel International Investment Hong Kong Ltd.[b]	170,640,951	33,464,837
China Unicom (Hong Kong) Ltd.[b]	45,504,000	63,993,807
China Yurun Food Group Ltd.[b]	3,792,000	6,546,155
CITIC Pacific Ltd.[b]	26,544,000	70,892,222
CNOOC Ltd.	218,040,000	286,382,072
COSCO Pacific Ltd.[b]	11,376,000	17,113,940
Datang International Power Generation Co. Ltd. Class Hb	30,352,000	16,134,162
Denway Motors Ltd.[b]	75,840,000	33,758,201
Dongfang Electric Corp. Ltd. Class H	7,584,000	36,987,246
Dongfeng Motor Group Co. Ltd. Class Hb	30,336,000	31,390,234
Fosun International Ltd.	9,480,000	7,289,814
GOME Electrical Appliances Holdings Ltd.[a]	77,141,200	20,502,909
Guangdong Investment Ltd.	26,548,110	13,598,343

Security	Shares	Value
Guangshen Railway Co. Ltd. Class Hb	121,414,363	$52,791,237
Guangzhou R&F Properties Co. Ltd. Class Hb	16,684,800	27,253,142
Harbin Power Equipment Co. Ltd. Class Hb	11,376,000	11,301,658
Hengan International Group Co. Ltd.[b]	3,792,000	20,988,794
Huaneng Power International Inc. Class Hb	41,712,000	29,222,860
Industrial and Commercial Bank of China Ltd. Class H	494,856,000	337,750,800
Jiangsu Expressway Co. Ltd. Class H	11,382,000	8,987,355
Jiangxi Copper Co. Ltd. Class Hb	37,938,000	79,198,111
Lenovo Group Ltd.[b]	94,800,000	39,996,129
Li Ning Co. Ltd.[b]	7,584,000	21,086,644
Maanshan Iron & Steel Co. Ltd. Class Ha,b	53,088,000	32,740,562
Parkson Retail Group Ltd.	4,740,000	6,910,646
PetroChina Co. Ltd. Class H	208,560,000	230,338,565
PICC Property and Casualty Co. Ltd. Class Ha,b	26,544,000	16,678,508
Ping An Insurance (Group) Co. of China Ltd. Class H	21,222,500	158,813,132
Shanghai Industrial Holdings Ltd.[b]	7,588,000	36,321,444
Shimao Property Holdings Ltd.[b]	21,804,000	32,464,136
Shui On Land Ltd.[b]	58,776,450	32,532,880
Sinofert Holdings Ltd.[b]	62,166,000	28,152,821
Sino-Ocean Land Holdings Ltd.[b]	50,244,000	45,507,523
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha,b	45,528,000	19,384,490
Tencent Holdings Ltd.[b]	9,480,000	141,026,108
Tingyi (Cayman Islands) Holding Corp.	3,792,000	6,790,780

6	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
Yanzhou Coal Mining Co. Ltd. Class Hb	41,712,800	$59,307,936
Zhejiang Expressway Co. Ltd. Class Hb	41,712,000	39,663,440
Zijin Mining Group Co. Ltd. Class Hb	98,592,000	82,428,720

		5,517,804,369

COLOMBIA – 0.40%
Bancolombia SA SP ADR	3,379,170	120,095,702

		120,095,702

CZECH REPUBLIC – 1.44%
CEZ ASb	6,432,697	336,743,873
Komercni Banka AS	523,296	100,070,425

		436,814,298

EGYPT – 0.58%
Orascom Construction Industries Co. SP GDR[b]	2,702,690	112,107,581
Orascom Telecom Holding SAE SP GDR[b,c]	1,924,676	63,706,776

		175,814,357

HUNGARY – 1.27%
Magyar Telekom Telecommunications PLC	4,621,875	18,751,785
MOL Hungarian Oil and Gas Nyrt[a,b]	1,062,930	83,558,190
OTP Bank Nyrt[a,b]	4,829,136	124,842,831
Richter Gedeon Nyrt[b]	781,152	156,815,253

		383,968,059

INDIA – 6.46%
HDFC Bank Ltd. SP ADR[b]	4,806,360	473,474,524
ICICI Bank Ltd. SP ADR	11,241,384	343,087,040
Infosys Technologies Ltd. SP ADR[b]	9,023,525	390,086,986
Mahanagar Telephone Nigam Ltd. SP ADR[b]	6,872,700	26,528,622
Reliance Industries Ltd. SP GDR[a,b,d]	4,535,232	385,494,720
Tata Communications Ltd. SP ADR[b]	8,028,372	163,698,505
Wipro Ltd. SP ADR[b]	10,993,008	173,139,876

		1,955,510,273

Security	Shares	Value

INDONESIA – 2.31%
PT Aneka Tambang Tbk	239,844,000	$54,131,457
PT Astra Agro Lestari Tbk	4,740,000	10,110,119
PT Astra International Tbk	30,336,000	90,737,143
PT Bank Central Asia Tbk	170,710,000	71,975,942
PT Bank Danamon Indonesia Tbk	38,868,487	18,123,203
PT Bank Mandiri Tbk	103,332,000	42,029,881
PT Bank Rakyat Indonesia Tbk	87,216,061	65,758,141
PT Bumi Resources Tbk	362,136,000	104,185,951
PT Indofood Sukses Makmur Tbk	53,088,000	13,166,666
PT Indosat Tbk	1,960,060	1,020,865
PT International Nickel Indonesia Tbk[a]	14,220,000	5,960,268
PT Perusahaan Gas Negara Tbk	180,122,500	62,095,802
PT Semen Gresik (Persero) Tbk	13,272,000	7,834,167
PT Telekomunikasi Indonesia Tbk	117,552,500	97,960,416
PT Unilever Indonesia Tbk	948,000	949,881
PT United Tractors Tbk	40,935,150	54,823,862

		700,863,764

ISRAEL – 3.60%
Bank Hapoalim Ltd.[a]	20,277,720	65,317,012
Bank Leumi le-Israel[a]	26,894,760	92,241,038
Check Point Software Technologies Ltd.[a]	1,708,296	47,610,209
Discount Investment Corp. Ltd.	111,864	2,601,743
Elbit Systems Ltd.[b]	1,351,848	88,124,428
Israel Chemicals Ltd.[b]	11,504,928	128,642,561
Israel Corp. Ltd. (The)[b]	32,232	19,317,925
Israel Discount Bank Ltd. Class A	31,564,608	55,420,368
Makhteshim-Agan Industries Ltd.[b]	5,543,904	25,469,024
Mizrahi Tefahot Bank Ltd.[a,b]	10,063,968	76,712,015
NICE Systems Ltd.[a]	293,880	8,116,131
Teva Pharmaceutical Industries Ltd.	8,921,635	460,273,922

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
Teva Pharmaceutical Industries Ltd. SP ADR	390,576	$20,114,664

		1,089,961,040

MALAYSIA – 0.34%
AMMB Holdings Bhd	9,752,175	11,381,922
Bumiputra-Commerce Holdings Bhd	2,034,000	5,747,068
Bursa Malaysia Bhd	2,930,800	6,491,620
Gamuda Bhd	12,166,000	10,606,168
Genting Bhd	3,359,400	6,372,509
Genting Malaysia Bhd	19,905,500	15,770,650
IGB Corp. Bhd	4,577,800	2,352,923
IJM Corp. Bhd	3,701,200	6,285,156
IOI Corp. Bhd	5,265,000	7,639,969
MMC Corp. Bhd	3,896,000	2,599,915
Sime Darby Bhd	1,501,673	3,518,047
SP Setia Bhd	4,821,300	6,133,586
Tenaga Nasional Bhd	3,152,700	7,180,081
YTL Corp. Bhd	4,480,400	9,364,119
YTL Power International Bhd	306,160	192,138

		101,635,871

MEXICO – 4.97%
Alfa SAB de CV Series Ab	7,801,700	34,056,051
America Movil SAB de CV Series L	181,068,000	409,066,490
Cemex SAB de CV CPO[a]	93,323,371	123,810,358
Desarrolladora Homex SAB de CVa	1,928,300	11,398,426
Fomento Economico Mexicano SAB de CV BD Units	34,317,600	124,939,310
Grupo Bimbo SAB de CV Series Ab	568,800	3,315,699
Grupo Carso SAB de CV Series A1[b]	1,708,041	5,510,534
Grupo Financiero Banorte SAB de CV Series O	20,108,856	59,168,783
Grupo Mexico SAB de CV Series Ba	62,256,363	90,447,117
Grupo Modelo SAB de CV Series Ca	23,320,898	84,938,885
Grupo Televisa SA CPO	36,972,000	129,523,237
Industrias Penoles SAB de CV	1,896,088	29,482,791

Security	Shares	Value
Kimberly-Clark de Mexico SAB de CV Series A	13,471,300	$58,167,833
Telefonos de Mexico SAB de CV Series L	81,338,400	75,787,472
Telmex Internacional SAB de CV Series Lb	86,855,200	56,473,373
Urbi Desarrollos Urbanos SAB de CVa	6,491,800	12,472,842
Wal-Mart de Mexico SAB de CV Series Vb	55,552,800	197,411,509

		1,505,970,710

PERU – 0.77%
Compania de Minas Buenaventura SA SP ADR	5,746,776	145,221,030
Southern Copper Corp.[b]	3,094,272	87,444,127

		232,665,157

PHILIPPINE ISLANDS – 1.37%
Ayala Corp.	8,247,603	51,975,365
Ayala Land Inc.	64,876,200	14,292,840
Bank of the Philippine Islands	52,708,840	48,609,444
Globe Telecom Inc.	872,160	18,052,702
Jollibee Foods Corp.[e]	68,445,600	72,239,951
Manila Electric Co.	17,174,202	70,745,253
Metropolitan Bank & Trust Co.	948,040	757,732
Philippine Long Distance Telephone Co.	1,086,050	56,088,657
SM Investments Corp.	3,641,611	24,814,749
SM Prime Holdings Inc.	262,104,820	56,401,283

		413,977,976

RUSSIA – 5.70%
JSC MMC Norilsk Nickel SP ADR[a]	8,066,465	89,537,761
LUKOIL SP ADR	5,475,648	277,067,789
Mechel OAO SP ADR	3,380,568	41,276,735
Mobile TeleSystems SP ADR	2,155,752	93,516,522
Novolipetsk Steel SP GDR[a,c]	1,061,760	25,482,240
OAO Gazprom SP ADR	25,377,960	538,012,752
OAO NovaTek SP GDR[c]	906,288	35,879,942
OAO Tatneft SP ADR	2,853,482	71,337,050
OJSC Comstar United Telesystems SP GDR	426,640	2,111,868
OJSC Rosneft Oil Co. SP GDR	11,677,602	75,320,533

8	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
Polyus Gold SP ADR	2,277,894	$45,831,227
Rostelecom SP ADR	1,357,539	41,024,829
Sberbank GDR[b,c]	743,378	126,573,993
Surgutneftegaz SP ADR	6,455,880	55,520,568
Uralkali SP GDR[a,c]	1,875,713	35,826,118
Vimpel-Communications SP ADR[a]	6,772,512	104,567,585
VTB Bank OJSC SP GDR[b,c]	12,895,474	36,107,327
Wimm-Bill-Dann Foods OJSC SP ADR[a,b]	480,221	30,402,791

		1,725,397,630

SOUTH AFRICA – 8.85%
Absa Group Ltd.	621,888	10,120,145
African Bank Investments Ltd.	19,665,323	72,840,608
African Rainbow Minerals Ltd.	472,104	9,758,661
Anglo Platinum Ltd.[a]	800,847	70,945,574
AngloGold Ashanti Ltd.	2,244,864	85,902,503
ArcelorMittal South Africa Ltd.	5,365,374	80,458,050
Aveng Ltd.	2,844,000	15,043,659
Bidvest Group Ltd.	4,247,381	61,620,657
Exxaro Resources Ltd.	2,756,784	32,704,037
FirstRand Ltd.	49,497,430	100,915,949
Foschini Ltd.	9,294,248	72,777,905
Gold Fields Ltd.	7,233,240	87,972,528
Harmony Gold Mining Co. Ltd.[a]	4,279,272	40,101,435
Impala Platinum Holdings Ltd.	6,827,496	159,360,980
Imperial Holdings Ltd.	5,278,464	50,217,193
Investec Ltd.	6,437,397	48,209,089
Kumba Iron Ore Ltd.	705,312	22,773,441
Liberty Holdings Ltd.	1,356,774	11,235,538
Massmart Holdings Ltd.	802,008	7,980,077
MTN Group Ltd.	17,324,642	283,596,661
Murray & Roberts Holdings Ltd.	3,579,648	25,277,241
Naspers Ltd. Class N	6,095,640	199,174,510
Nedbank Group Ltd.[b]	5,419,103	80,199,260
Netcare Ltd.[a]	30,004,210	39,831,751
Northam Platinum Ltd.	485,557	2,497,341
Pick’n Pay Stores Ltd.	8,583,692	41,547,236
Pretoria Portland Cement Co. Ltd.	6,386,214	26,343,948
Remgro Ltd.	1,551,101	17,126,365
Reunert Ltd.	2,677,750	17,464,671

Security	Shares	Value
Sanlam Ltd.	30,277,663	$79,689,825
Sappi Ltd.	1,722,347	6,678,120
Sasol Ltd.	7,630,189	287,041,306
Shoprite Holdings Ltd.	18,990,336	141,387,957
Standard Bank Group Ltd.	15,042,876	194,099,134
Steinhoff International Holdings Ltd.[b]	3,187,176	7,128,216
Tiger Brands Ltd.	3,226,992	64,408,504
Truworths International Ltd.	15,793,771	79,791,611
Woolworths Holdings Ltd.	21,357,039	43,186,525

		2,677,408,211

SOUTH KOREA – 12.28%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	29,030	464,889
Doosan Corp.	21,770	1,452,031
Doosan Heavy Industries & Construction Co. Ltd.	231,790	11,766,744
GS Engineering & Construction Corp.	132,720	10,169,993
Hanjin Heavy Industries & Construction Co. Ltd.	24,190	534,586
Hynix Semiconductor Inc.[a]	1,367,100	24,027,420
Hyundai Engineering & Construction Co. Inc.	325,410	15,685,549
Hyundai Heavy Industries Co. Ltd.	375,500	57,276,603
Hyundai Mipo Dockyard Co. Ltd.	9,675	956,732
Hyundai Motor Co. Ltd.	60,955	5,173,537
KB Financial Group Inc. SP ADR[a,b]	12,577,396	512,780,435
Korea Electric Power Corp. SP ADR[a,b]	25,336,248	312,902,663
KT Corp. SP ADR[b]	14,392,720	224,094,650
LG Corp.	151,680	9,242,412
LG Display Co. Ltd. SP ADR[b]	12,447,240	180,236,035
NHN Corp.[a]	187,575	25,532,669
POSCO SP ADR[b]	7,619,712	696,898,859
Samsung C&T Corp.	417,120	18,703,435
Samsung Electronics Co. Ltd. SP GDR[b,c]	4,218,600	1,295,110,200
Samsung Engineering Co. Ltd.	187,990	12,222,586

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
Samsung Heavy Industries Co. Ltd.	2,036,070	$47,849,031
Shinhan Financial Group Co. Ltd. SP ADR	682,369	44,572,343
SK Telecom Co. Ltd. SP ADR	13,105,152	203,916,165
STX Offshore & Shipbuilding Co. Ltd.	60,670	721,394
STX Pan Ocean Co. Ltd.	72,570	644,989
Taihan Electric Wire Co. Ltd.	272,080	4,978,003

		3,717,913,953

TAIWAN – 10.29%
Asia Cement Corp.	3,331,081	3,552,047
AU Optronics Corp. SP ADR[b]	26,352,207	259,832,761
Catcher Technology Co. Ltd.	3,521,100	9,092,507
Cheng Shin Rubber Industry Co. Ltd.	3,859,515	7,363,406
Chunghwa Telecom Co. Ltd. SP ADR	35,941,836	614,605,396
CMC Magnetics Corp.[a]	8,136,000	1,767,272
Compal Communications Inc.[a]	2,598,750	2,309,281
Epistar Corp.	2,314,345	6,798,936
Evergreen Marine Corp. Ltd.[a]	10,170,000	6,148,375
Far Eastern Textile Ltd.	5,290,434	5,271,710
Foxconn Technology Co. Ltd.	165,272	421,760
HannStar Display Corp.[a]	11,767,963	2,466,816
Hon Hai Precision Industry Co. Ltd.	74,893,762	252,554,420
HTC Corp.	4,266,990	42,907,772
Macronix International Co. Ltd.	23,056,276	10,962,001
MediaTek Inc.	3,182,802	46,219,354
MiTAC International Corp.	7,403,728	3,013,989
Siliconware Precision Industries Co. SP ADR[b]	48,894,397	308,034,701
Synnex Technology International Corp.	4,922,280	8,598,457
Taiwan Cement Corp.	7,190,190	7,798,210
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	94,942,434	1,015,884,044
Tatung Co. Ltd.[a]	14,763,000	3,143,974

Security	Shares	Value
U-Ming Marine Transport Corp.	2,034,000	$3,293,552
Uni-President Enterprises Co.	6,689,012	6,929,513
United Microelectronics Corp. SP ADR[a,b]	139,822,416	454,422,852
Yang Ming Marine Transport Corp.	16,238,978	6,043,397
Yuanta Financial Holding Co. Ltd.	38,829,000	24,005,291

		3,113,441,794

THAILAND – 1.65%
Bangkok Bank PCL	7,972,800	25,903,981
Banpu PCL	2,511,000	29,458,659
IRPC PCL	137,270,400	15,498,922
Kasikornbank PCL	16,172,200	35,901,238
Krung Thai Bank PCL	66,170,400	16,732,297
PTT Aromatics & Refining PCL	39,065,286	24,925,513
PTT Chemical PCL	12,012,768	23,312,046
PTT Exploration and Production PCL	29,061,800	118,349,288
PTT PCL	16,892,000	121,189,297
Ratchaburi Electricity Generating Holding PCL	61,639,900	68,418,296
Siam Cement PCL	2,544,600	14,776,786
Thai Oil PCL NVDR	2,654,400	3,160,929
TMB Bank PCL NVDR[a]	26,164,800	815,486

		498,442,738

TURKEY – 1.48%
Akbank TAS[b]	8,365,625	47,946,934
Anadolu Efes Biracilik ve Malt Sanayii ASb	398,683	4,357,482
Asya Katilim Bankasi ASa,b	20,503,344	37,986,869
BIM Birlesik Magazalar ASb	144,118	5,378,613
Enka Insaat ve Sanayi ASb	283,420	1,142,744
Eregli Demir ve Celik Fabrikalari TAS[a,b]	7,212,869	28,601,512
Migros TAS[a]	1	8
Petkim Petrokimya Holding ASa,b	4,599,485	21,916,906
Turk Sise ve Cam Fabrikalari ASa,b	25,858,759	27,401,151
Turkcell Iletisim Hizmetleri ASb	3,365,408	21,867,863
Turkiye Garanti Bankasi ASa,b	26,547,967	98,194,746
Turkiye Is Bankasi ASb	8,123,369	32,211,960

10	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
Turkiye Petrol Rafinerileri ASb	1,401,779	$21,019,678
Turkiye Vakiflar Bankasi TAO[a,b]	28,017,429	61,991,246
Yapi ve Kredi Bankasi ASa,b	18,202,770	38,334,391

		448,352,103

TOTAL COMMON STOCKS (Cost: $30,195,879,437)		27,717,925,482

PREFERRED STOCKS – 7.52%

BRAZIL – 7.52%
Banco Bradesco SA SP ADR	29,803,224	483,110,261
Brasil Telecom Participacoes SA SP ADR	1,055,250	45,945,585
Centrais Eletricas Brasileiras SA SP ADR	240,792	3,111,033
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A SP ADR[b]	2,049,576	99,957,821
Companhia de Bebidas das Americas SP ADR[b]	3,238,368	241,485,102
Companhia Energetica de Minas Gerais SP ADR	3,587,232	52,409,459
Companhia Paranaense de Energia SP ADR	568,800	8,765,208
Gerdau SA SP ADR	7,817,208	91,852,194
Net Servicos de Comunicacao SA SP ADR[b]	2,844,084	30,033,527
Petroleo Brasileiro SA SP ADR	22,183,200	736,482,240
Tele Norte Leste Participacoes SA SP ADR	3,372,984	53,765,365
Vale SA SP ADR	25,004,448	430,326,550

		2,277,244,345

TOTAL PREFERRED STOCKS (Cost: $2,309,861,306)		2,277,244,345

EXCHANGE-TRADED FUNDS – 0.45%
iShares MSCI Malaysia Index Fund[b,e]	1,158,614	11,215,383
iShares MSCI South Korea Index Fund[b,e]	1,317,976	54,814,622

Security	Shares	Value
iShares MSCI Taiwan Index Fund[e]	6,425,952	$69,657,320

TOTAL EXCHANGE-TRADED FUNDS (Cost: $149,075,598)		135,687,325

SHORT-TERM INVESTMENTS – 4.44%

MONEY MARKET FUNDS – 4.44%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[e,f,g]	1,129,160,428	1,129,160,428
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[e,f,g]	159,285,868	159,285,868
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[e,f]	56,273,131	56,273,131

		1,344,719,427

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,344,719,427)		1,344,719,427

TOTAL INVESTMENTS IN SECURITIES – 103.99% (Cost: $33,999,535,768)		31,475,576,579

Other Assets, Less Liabilities – (3.99)%		(1,207,455,171)

NET ASSETS – 100.00%		$30,268,121,408

GDR – Global Depositary Receipts

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	11

Statement of Assets and Liabilities

iSHARES®, INC.

August 31, 2009

iShares MSCI Emerging Markets Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$32,432,779,270
Affiliated issuers (Note 2)	1,566,756,498

Total cost of investments	$33,999,535,768

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$29,922,929,876
Affiliated issuers (Note 2)	1,552,646,703

Total fair value of investments	31,475,576,579
Foreign currencies, at value[b]	47,018,397
Cash	3,066,445
Receivables:
Investment securities sold	22,705,246
Dividends and interest	94,181,769
Interest from affiliate (Note 2)	960,499

Total Assets	31,643,508,935

LIABILITIES
Payables:
Investment securities purchased	68,279,796
Collateral for securities on loan (Note 5)	1,288,446,296
Foreign taxes (Note 1)	141,467
Investment advisory fees (Note 2)	18,519,968

Total Liabilities	1,375,387,527

NET ASSETS	$30,268,121,408

Net assets consist of:
Paid-in capital	$34,349,923,645
Undistributed net investment income	199,251,752
Accumulated net realized loss	(1,757,320,600)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(2,523,733,389)

NET ASSETS	$30,268,121,408

Shares outstanding[c]	853,200,000

Net asset value per share	$35.48

[a]	Securities on loan with a value of $1,227,267,702. See Note 5.
[b]	Cost of foreign currencies: $46,736,399.
[c]	$0.001 par value, number of shares authorized: 1,500,000,000.

See notes to financial statements.

12	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES®, INC.

Year ended August 31, 2009

iShares MSCI Emerging Markets Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$653,900,077
Dividends from affiliated issuers (Note 2)[b]	4,507,754
Interest from unaffiliated issuers	10,208
Interest from affiliated issuers (Note 2)	88,918
Securities lending income from affiliated issuers (Note 2)	18,160,629
Interest from affiliate (Note 2)	960,499

Total investment income	677,628,085

EXPENSES
Investment advisory fees (Note 2)	160,371,985
Foreign taxes (Note 1)	835,824

Total expenses	161,207,809
Less investment advisory fees waived (Note 2)	(567,958)

Net expenses	160,639,851

Net investment income	516,988,234

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(1,449,883,182)
Investments in affiliated issuers (Note 2)	(14,467,033)
In-kind redemptions	966,166,288
Foreign currency transactions	1,848,096

Net realized loss	(496,335,831)

Net change in unrealized appreciation (depreciation) on:
Investments	806,846,178
Translation of assets and liabilities in foreign currencies	1,061,271

Net change in unrealized appreciation (depreciation)	807,907,449

Net realized and unrealized gain	311,571,618

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$828,559,852

[a]	Net of foreign withholding tax of $75,401,049.
[b]	Net of foreign withholding tax of $269,575.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Emerging Markets Index Fund
	Year ended August 31, 2009	Year ended August 31, 2008
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$516,988,234	$564,087,379
Net realized gain (loss)	(496,335,831)	4,192,101,297
Net change in unrealized appreciation (depreciation)	807,907,449	(7,412,430,109)

Net increase (decrease) in net assets resulting from operations	828,559,852	(2,656,241,433)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(487,478,088)	(602,951,708)

Total distributions to shareholders	(487,478,088)	(602,951,708)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,716,077,957	19,099,692,233
Cost of shares redeemed	(9,091,794,756)	(13,736,113,781)

Net increase in net assets from capital share transactions	9,624,283,201	5,363,578,452

INCREASE IN NET ASSETS	9,965,364,965	2,104,385,311

NET ASSETS
Beginning of year	20,302,756,443	18,198,371,132

End of year	$30,268,121,408	$20,302,756,443

Undistributed net investment income included in net assets at end of year	$199,251,752	$167,889,884

SHARES ISSUED AND REDEEMED
Shares sold	691,200,000	393,300,000
Shares redeemed	(344,700,000)	(292,950,000)

Net increase in shares outstanding	346,500,000	100,350,000

See notes to financial statements.

14	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Index Fund
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]	Year ended Aug. 31, 2005[a]
Net asset value, beginning of year	$40.07	$44.78	$32.48	$25.97	$17.99

Income from investment operations:
Net investment income[b]	0.66	1.10	0.63	0.55	0.55
Net realized and unrealized gain (loss)[c]	(4.66)	(4.64)	12.19	6.29	8.23

Total from investment operations	(4.00)	(3.54)	12.82	6.84	8.78

Less distributions from:
Net investment income	(0.59)	(1.17)	(0.52)	(0.33)	(0.80)

Total distributions	(0.59)	(1.17)	(0.52)	(0.33)	(0.80)

Net asset value, end of year	$35.48	$40.07	$44.78	$32.48	$25.97

Total return	(9.47)%	(8.36)%	39.86%	26.44%	46.17%

Ratios/Supplemental data:
Net assets, end of year (000s)	$30,268,121	$20,302,756	$18,198,371	$11,969,380	$7,000,858
Ratio of expenses to average net assets prior to waived fees	0.72%	0.72%	0.74%	0.77%	0.78%
Ratio of expenses to average net assets after waived fees	0.72%	0.72%	0.74%	0.77%	0.77%
Ratio of expenses to average net assets after waived fees and exclusive of foreign taxes	0.72%	0.72%	0.74%	0.75%	0.74%
Ratio of net investment income to average net assets	2.32%	2.32%	1.63%	1.77%	2.40%
Portfolio turnover rate[d]	5%	11%	5%	12%	9%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the iShares MSCI Emerging Markets Index Fund (the “Fund”).

The Fund’s investment objective is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in the aggregate in global emerging markets, as measured by the MSCI Emerging Markets Index compiled by MSCI Inc. (“MSCI”). The investment adviser uses a “passive” or index approach to achieve the Fund’s investment objective. The Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

The Fund invests in the securities of foreign issuers of certain emerging markets, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”). Effective September 1, 2008, the Fund adopted Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to

16	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES®, INC.

The inputs used by the Fund in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of August 31, 2009, the value of each of the Fund’s investments was classified as a Level 1 Price. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Any use of a rate different from the rates used by MSCI may adversely affect the Fund’s ability to track its underlying index. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2009, if any, are reflected in the Fund’s Statement of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

18	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2009, the tax year-end of the Fund, the components of net accumulated losses on a tax basis consisted of undistributed ordinary income of $198,291,253, unrealized depreciation of $2,801,110,332, and capital and other losses of $1,479,943,657, for net accumulated losses of $4,082,762,736.

For the years ended August 31, 2009 and August 31, 2008, the tax characterization of distributions paid for the Fund represents ordinary income. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for the Fund.

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2009.

From November 1, 2008 to August 31, 2009, the Fund incurred net realized capital losses of $1,175,552,001. As permitted by tax regulations, the Fund has elected to defer those losses and treat them as arising in the year ending August 31, 2010.

As of August 31, 2009, the tax year-end of the Fund, the Fund had tax basis net capital loss carryforwards of $840,778, $20,296,564, $11,239,258, $29,973,301, $13,844,901 and $228,196,854 expiring in 2012, 2013, 2014, 2015, 2016 and 2017, respectively. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

The Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset value per share.

As of August 31, 2009, the cost of investments for federal income tax purposes was $34,276,912,711. Net unrealized depreciation was $2,801,336,132, of which $1,259,877,211 represented gross unrealized appreciation on securities and $4,061,213,343 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Fund’s financial statements.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, Barclays Global Fund Advisors (“BGFA”) manages the investment of the Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Company, including the cost of transfer agency, custody, fund

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES®, INC.

administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion

Effective August 11, 2008, BGFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2009 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares Funds. Prior to August 11, 2008, the investment advisory fee waiver was voluntary.

Under the terms of the Investment Advisory Agreement, the Fund is required to remit payment of accrued fees to BGFA on a quarterly basis. BGFA has determined that in certain cases such payments to BGFA by the Fund were made earlier than provided for under the Investment Advisory Agreement. BGFA will reimburse the Fund for interest that would have been earned had such payments been made on a quarterly basis. The amount to be reimbursed is included under receivables and investment income as “Interest from affiliate” in the Statement of Assets and Liabilities and Statement of Operations, respectively. The reimbursement does not have a material effect on net asset value per share or the total return shown in the Financial Highlights.

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Company. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as the Fund’s underwriter and distributor of the shares of the Fund, pursuant to a Distribution Agreement with the Company. SEI does not receive a fee from the Fund for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund is permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Fund. BarCap and BGI are affiliates of BGFA, the Fund’s investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2009, BGI earned securities lending agent fees of $18,160,629.

The Fund may invest in certain money market funds managed by BGFA, the Fund’s investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Fund from temporary cash investments are

20	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

recorded as interest from affiliated issuers in the accompanying Statement of Operations. Income distributions earned by the Fund from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statement of Operations.

The Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest in shares of other iShares Funds that invest in securities in the Fund’s underlying index. As of August 31, 2009, the Fund held shares of the iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds.

For the year ended August 31, 2009, the Fund had direct investment (exclusive of short-term investments) in issuers of which BGFA is an affiliate or issuers of which the Fund owns 5% or more of the outstanding voting securities as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Dividend Income		Net Realized Gain (Loss)

iShares MSCI Malaysia
Index Fund	1,209	302	352	1,159	$11,215,383	$283,125		$(392,131)

iShares MSCI South Korea
Index Fund	750	1,085	517	1,318	54,814,622	445,564		(5,832,590)

iShares MSCI Taiwan
Index Fund	3,464	5,869	2,907	6,426	69,657,320	2,970,339		(9,238,227)

Jollibee Foods Corp.	40,673	55,450	27,677	68,446	72,239,951	808,726	[a]	995,915

					$207,927,276	$4,507,754		$(14,467,033)

[a]	Net of foreign withholding tax of $269,575.

Certain directors and officers of the Company are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2009, aggregated $1,635,848,910 and $1,143,079,011, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2009, aggregated $17,885,220,023 and $8,718,277,689, respectively.

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of the Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES®, INC.

The consideration for the purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the Fund’s underlying Index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Fund of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

As of August 31, 2009, the Fund had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of August 31, 2009 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. BLACKROCK TRANSACTION

On June 16, 2009, Barclays PLC, the ultimate parent company of BGI and BGFA, accepted a binding offer and entered into an agreement to sell its interests in BGFA, BGI and certain affiliated companies, to BlackRock, Inc., (the “BlackRock Transaction”). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of the Fund’s current investment advisory agreement with BGFA. In order for the management of the Fund to continue uninterrupted, the Board approved a new investment advisory agreement for the Fund subject to shareholder approval. A special meeting of shareholders of the Fund is scheduled to be held on November 4, 2009. Each shareholder of record as of the close of business on August 25, 2009 will receive notice of and be entitled to vote at the meeting.

7. REVIEW OF SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the year ended August 31, 2009, events and transactions through October 23, 2009, the date the financial statements are available to be issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement disclosure have been identified.

22	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Emerging Markets Index Fund, a portfolio of the iShares MSCI Series (the “Fund”), at August 31, 2009, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Tax Information (Unaudited)

iSHARES®, INC.

For corporate shareholders, 0.42% of the income dividends paid by the Fund during the fiscal year ended August 31, 2009 qualified for the dividends-received deduction.

For the fiscal year ended August 31, 2009, the Fund earned foreign source income of $728,311,699 and paid foreign taxes of $74,298,254 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $487,478,088 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2009.

In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2009. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

24	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Current Investment Advisory Contract (Unaudited)

iSHARES® INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BGFA (the “Advisory Contract”) on behalf of the Fund. As required by Section 15(c), the Board requested and BGFA provided such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Contract. At a meeting held on June 16-17, 2009, the Board approved the selection of BGFA and the continuance of the Advisory Contract, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Advisory Contract for the Fund, the Board, including the Independent Directors, advised by their independent counsel, considered the following factors, no one of which was controlling, and made the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY BGFA

Based on management’s representations, the Board expected that there will be no diminution in the scope of services required of or provided by BGFA under the Advisory Contract for the coming year as compared to the scope of services provided by BGFA over the past year. In reviewing the scope of these services, the Board considered BGFA’s investment philosophy and experience, noting that BGFA and its affiliates have committed significant resources over time, including over the past year, including investment in technology and increasing the number of their employees supporting the Fund. The Board also considered BGFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures. The Board further noted that BGFA does not serve as investment adviser for any other series of registered investment companies with substantially similar investment objectives and strategies as the Fund; therefore, directly comparable performance information was generally not available. However, the Board also noted that the Fund had met its investment objective consistently since its inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Fund under the Advisory Contract were appropriate and mitigated in favor of the Board’s approval of the Advisory Contract for the coming year.

FUND’S EXPENSES AND PERFORMANCE OF THE FUND

The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s peer group pursuant to Lipper’s proprietary methodology and any registered investment companies that would otherwise have been excluded from Lipper’s comparison group due to certain differentiating factors, but were nonetheless included at the request of BGFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Fund. In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, and five-year periods, and “last quarter” period ended March 31, 2009 and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison

BOARD REVIEW AND APPROVAL OF CURRENT INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Current Investment Advisory Contract (Unaudited) (Continued)

iSHARES® INC.

funds. The Board noted that the Fund generally performed in line with its performance benchmark index over relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that during the prior year the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such comparative performance information was also considered by the Board.

The Board also noted that the investment advisory fees and overall expenses for the Fund were generally lower than the median or average investment advisory fee rates and overall expenses of the funds in the Lipper Group. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Fund, as managed by BGFA, as compared to the investment advisory fees and expense levels and performance of the funds in its Lipper Group, were satisfactory for the purposes of approving the Advisory Contract for the coming year.

COSTS OF SERVICES PROVIDED TO THE FUND AND PROFITS REALIZED BY BGFA AND AFFILIATES

The Board reviewed information about the profitability to BGFA of the Fund based on the fees payable to BGFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BGFA and its affiliates from the Fund’s operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Company (including any securities lending by the Fund). The Board also discussed BGFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BGFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BGFA and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

ECONOMIES OF SCALE

In connection with its review of the Fund’s profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract already provided for breakpoints in the Fund’s investment advisory fee rates as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board also reviewed BGFA’s historic profitability as investment adviser to the iShares fund complex and noted that BGFA had continued to make significant investments in the iShares fund complex, that expenses had grown at a pace similar to the growth in revenue, and that BGFA had incurred operating losses during earlier years when the iShares funds, including the Fund, had not yet reached scale. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of economies of scale with the Fund’s shareholders.

FEES AND SERVICES PROVIDED FOR OTHER COMPARABLE FUNDS/ACCOUNTS MANAGED BY BGFA AND ITS AFFILIATES

The Board received and considered certain information regarding the Fund’s annual investment advisory fee rates under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts for which BGFA or BGI, an affiliate of BGFA, provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparable investment advisory/management fee information was not available for the Fund, as BGFA and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as the Fund. However, the Board noted that BGFA provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Fund. Based on this

26	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Current Investment Advisory Contract (Unaudited) (Continued)

iSHARES® INC.

review, the Board determined that the investment advisory fee rates under the Advisory Contract, do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Advisory Contract are fair and reasonable.

OTHER BENEFITS TO BGFA AND/OR ITS AFFILIATES

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to the Fund by BGFA, such as any payment of revenue to BGI, the Company’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Fund in other funds for which BGFA provides investment advisory services and/or BGI provides administration services. The Board noted that while revenue to BGI in connection with securities lending agency services to the iShares funds increased overall as against the previous year, overall revenue increased by approximately the same percentage as overall expenses. The Board noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BGFA affiliate or purchased from an underwriting syndicate in which a BGFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rates thereunder, is fair and reasonable in light of all relevant circumstances, and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF CURRENT INVESTMENT ADVISORY CONTRACT	27

Board Review and Approval of New Investment Advisory Agreements (Unaudited)

iSHARES®, INC.

On June 16, 2009, Barclays Bank PLC (“Barclays”) entered into an agreement to sell its interest in the Barclays Global Investors asset management business, which includes BGI and BGI’s business of advising, sponsoring and distributing exchange-traded funds, to BlackRock, Inc. (“BlackRock”). Assuming receipt of the requisite regulatory approvals and the satisfaction of other conditions to the closing, the subsidiaries of Barclays operating the BGI business, including BGFA (the “Adviser”), will be sold to BlackRock (the “Transaction”) for cash and BlackRock stock.

The Adviser currently serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Company (the “Current Advisory Agreement”). Under the 1940 Act, the Transaction, if consummated, will result in the automatic termination of the Current Advisory Agreement. In order for the management of each Fund to continue uninterrupted, the Board approved interim and new investment advisory agreements (the “New Advisory Agreements”) with the Company, subject to shareholder approval.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENTS

At an in-person Board meeting held on August 13, 2009, the Board, including the Independent Directors, unanimously approved the New Advisory Agreements between the Adviser and the Company, on behalf of its Funds after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below.

The Approval Process – At telephonic and in-person meetings held in June, July and August of this year, the Board, including the Independent Directors, discussed the Transaction and the New Advisory Agreements for the Funds.

In preparation for their consideration of the New Advisory Agreements, the Directors received, in response to a written due diligence request prepared by the Board and its independent counsel and provided to BlackRock, BGI and the Adviser, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the August 13, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreements, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition, and the Adviser provided materials and information about the Transaction. In addition, the Independent Directors consulted with their independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In June 2009, the Board had performed a full annual review of, or initially approved, as applicable, the current Investment Advisory Agreement between the Adviser and the Company, on behalf of its Funds for each Fund as required by the 1940 Act and, after reviewing, among other things, the investment capabilities, resources and personnel of the Adviser, determined that the nature, extent and quality of the services provided by the Adviser under the Current Advisory Agreements were appropriate. The Board also determined that the advisory fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, were fair and reasonable in light of the services provided, the costs to the Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. (“Lipper”)), and such other circumstances as the Directors considered relevant in the exercise of their reasonable judgment. The Board approved the Current Advisory Agreements on June 17, 2009.

In advance of the June 2009 Board meeting, the Board requested and received materials specifically relating to each Fund’s Current Advisory Agreement. These materials were prepared for each Fund, and included information (i) compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (ii) prepared by the Adviser discussing market conditions generally; (iii) on the profitability to the Adviser of the Current Advisory Agreements and other payments received by the Adviser and its affiliates from the Funds; and (iv) provided by the Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

28	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

At the June 17, July 29 and August 13, 2009 Board meetings, the Directors discussed with representatives of BGI, the Adviser and BlackRock, the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding the Adviser and the Funds. At these Board meetings, representatives of BGI, the Adviser and BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of the Adviser in connection with the Transaction, including the anticipated senior management structure of the Adviser following the completion of the Transaction. The Independent Directors also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Directors met in executive sessions with their independent legal counsel at the June, July and August 2009 Board meetings to consider the Transaction, its expected impact on the Adviser and the Funds, and the New Advisory Agreements.

In connection with the Board’s review of the New Advisory Agreements, BGI, the Adviser and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•

that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including portfolio management and compliance services;

•

that the Adviser and BlackRock have no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction;

•	that it is expected that substantially all of the current employees of the Adviser will remain employees of the Adviser and will continue to provide services to the Funds following the Transaction;

•

that the Funds may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•	that the Funds are expected to continue to be sold through existing distribution channels;

•	that the Funds will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

•	that the parties to the Transaction Agreement have agreed to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Funds;

•

that Barclays or one of its affiliates has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Advisory Agreements and all costs of seeking shareholder approval of the New Advisory Agreements; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Fund shareholders.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. In their deliberations, the Directors considered information received

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	29

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

in connection with their most recent approval or continuation of each Current Advisory Agreement at the June 2009 Board meeting, in addition to information provided by BGI, the Adviser and BlackRock regarding BlackRock and the Transaction, in connection with their evaluation of the terms and conditions of the New Advisory Agreements. The Directors, including a majority of the Independent Directors, concluded that the terms of the New Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, and that the New Advisory Agreements should be approved and recommended to Fund shareholders. In voting to approve the New Advisory Agreements in respect of each Fund, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by the Adviser and its affiliates – In connection with their consideration of the New Advisory Agreements, the Board considered representations by the Adviser, BGI and BlackRock that there would be no diminution in the scope of services required of or provided by the Adviser under the New Advisory Agreements for each Fund as compared to the scope of services provided by the Adviser under the Current Advisory Agreement. In reviewing the scope of these services at the June and August 2009 Board meetings, the Board considered the Adviser’s investment philosophy and experience, noting that the Adviser and its affiliates have committed significant resources over time, including over the past year, including investments in technology and increasing the number of their employees supporting the Funds. The Board also considered the Adviser’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that the Adviser reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board noted that it expects that these reports and discussions will continue following the consummation of the Transaction. In addition to the above considerations, the Board considered the Adviser’s investment processes and strategies, and matters related to the Adviser’s portfolio transaction policies and procedures. The Board further took into account that, with respect to most of the Funds, the Adviser does not serve as investment adviser for other series of registered investment companies with substantially similar investment objectives and strategies; therefore, directly comparable performance information was generally not available for most Funds. The Board also considered each Fund’s record of performing in accordance with its investment objective.

In connection with the investment advisory services to be provided under the New Advisory Agreements, the Board took into account detailed discussions with representatives of the Adviser at the June 2009 Board meeting and at prior Board meetings regarding the management of each Fund. In addition to the investment advisory services to be provided to the Funds, the Board, at the August 2009 Board meeting, considered that the Adviser also will continue to provide management and administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds, and that these services were expected to be consistent with the services the Adviser currently performs under the Current Advisory Agreements.

The Board noted the representations of the Adviser, BGI and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of the Adviser in managing the Funds. The Board also considered that the Funds and their shareholders may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction and its lines of business. The Board also discussed the Adviser’s anticipated financial condition following the completion of the Transaction. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with its own Board of Directors and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC, are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

30	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

Based on the discussions held and the materials presented at the June, July and August 2009 Board meetings and prior Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by the Adviser under the New Advisory Agreements compared with the services provided by the Adviser under the Current Advisory Agreements and that the Board expects that the quality of such services will continue to be appropriate.

Funds’ expenses and performance of the Funds – The Board received and reviewed statistical information prepared by Lipper at the June 2009 meeting and also received information at prior meetings regarding the expense ratio components of the Funds, including advisory fees, waivers and reimbursements, and gross and net total expenses, in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising a Fund’s peer group pursuant to Lipper’s proprietary methodology and, for certain Funds, registered investment companies that would otherwise have been excluded from Lipper’s comparison group due to certain differentiating factors, but were nonetheless included at the request of the Adviser (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by most of the Funds, the Lipper Groups sometimes included mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to certain Funds.

The Board noted that the investment advisory fees and overall expenses for the Funds were generally lower than the median or average investment advisory fee rates and overall expenses of the Funds in their Lipper Groups with respect to the Current and New Advisory Agreements. The Board took into account that the fee rates for each Fund under the New Advisory Agreements are identical to the fee rates under the respective Current Advisory Agreements. Further, the Board noted that representatives of the Adviser and BlackRock had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction.

In addition to reviewing the fees and expenses, the Board noted that it regularly reviews each Fund’s performance and at the June 2009 meeting reviewed statistical information prepared by Lipper regarding the performance of each Fund for the quarter-end, one-, three-, five- and ten-year periods, as applicable, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Groups track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of the relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their performance benchmark indices over the relevant periods. In considering this information, the Board took into account that the Lipper Groups include funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that during the prior year the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indices. This comparative performance information was also considered by the Board. The Board considered the Adviser’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Funds could not be predicted.

Based on this review, the Board had concluded that the investment advisory fee rates and expense levels and the historical performance of each Fund, as compared to the investment advisory fee rates and expense levels and performance of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Current Advisory Agreements and concluded that these comparisons continued to be satisfactory for the purpose of approving the New Advisory Agreements.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	31

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

Cost of services provided and profits realized by the Adviser from the relationship with each Fund – The Board considered that at the June 2009 Board meeting and at prior meetings, it had reviewed information about the profitability of the Adviser with respect to the Funds based on the fees payable to the Adviser and its affiliates (including fees under the Current Advisory Agreements), and all other sources of revenue and expense to the Adviser and its affiliates from the Funds’ operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Companies (including any securities lending by the Funds). The Board also discussed the Adviser’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below).

In evaluating the costs of the services to be provided by the Adviser under the New Advisory Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreements are similar to the Current Advisory Agreements, including the fact that the fee rates under the Agreements are identical and that representatives of the Adviser and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waiver or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction. It was noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the Funds. Potential cost savings had been described by BlackRock representatives that may be achieved by BlackRock immediately following the Transaction, but even if all of such savings were realized by the Adviser in connection with the management of the Funds, the Adviser’s profitability in respect of the Funds was not expected to increase in a significant respect. The Adviser, BlackRock and the Board discussed how profitability will be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered funds. The Board expects to receive profitability information from the Adviser on at least an annual basis following the completion of the Transaction and thus be in a position to evaluate whether any adjustments in Fund fees would be appropriate.

The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale – In connection with its review of the Funds’ profitability analysis at the June 2009 meeting, the Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets. At the June 2009 Board meeting, the Board also reviewed the Adviser’s historic profitability as investment adviser to the iShares fund complex and noted that the Adviser had continued to make significant investments in the iShares fund complex, that expenses had grown at a pace similar to the growth in revenue, and that the Adviser had incurred operating losses during earlier years when the iShares funds, including the Funds, had not yet reached scale. The Board further noted that the Current and New Advisory Agreements provide for breakpoints in certain Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other Funds, increase and that breakpoints were implemented the previous year for certain Funds. The Board noted that for certain other Funds, the Current and New Advisory Agreements do not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase; however, the Board further noted that possible future economies of scale for those Funds had, in many cases, been taken into consideration by fixing the investment advisory fees at rates at the lower end of the marketplace, effectively giving Fund shareholders, from inception, the benefits of the lower average fee shareholders may have received from a fee structure with declining breakpoints where the initial fee was higher. At the June 2009 Board meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates, with the breakpoints for certain Funds, reflected appropriate sharing of economies of scale with the Funds’ shareholders.

The Board noted representations from the Adviser and BlackRock that the Adviser will continue to make significant investments in the iShares fund complex and the infrastructure supporting the Funds. The Board determined that changes to the fee structure were not currently necessary and that the Funds appropriately participate in economies of scale. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale. The Board expects to consider economies of scale on at least an annual basis following completion of the Transaction and thus be in a position to evaluate additional economies of scale, if any.

32	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of New Investment Advisory Agreements (Unaudited) (Continued)

iSHARES®, INC.

Fees and services provided for other comparable funds/accounts managed by the Adviser and its Affiliates – At the June 2009 Board meeting, the Board received and considered certain information regarding the Funds’ annual investment advisory fee rates under the Current Advisory Agreements in comparison to the investment advisory/management fee rates for other funds/accounts for which the Adviser or BGI provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparable investment advisory/management fee information was not available for many of the Funds, as the Adviser and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as many of the Funds. The Board noted, however, that the Adviser provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Furthermore, in reviewing the comparative investment advisory/management fee information for the Funds for which such information was available, the Board considered the general structure of investment advisory/management fees in relation to the nature and extent of services provided to the Funds in comparison with the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the Funds and the Other Accounts under differing regulatory requirements and client guidelines. The Board noted that the investment advisory fee rates under the Current Advisory Agreements for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts for which the Adviser or BGI provides investment advisory/management services, but that the differences appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the Other Accounts. Based on this review, the Board determined that the investment advisory fee rates under the Current and New Advisory Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Current and New Advisory Agreements are fair and reasonable.

Other benefits to the Adviser and its affiliates, including fall-out benefits – In evaluating the fall-out and any other ancillary benefits received by the Adviser under the Current Advisory Agreements, the Board reviewed any ancillary revenue received by the Adviser and/or its affiliates in connection with the services provided to the Funds by the Adviser or its affiliates, such as any payment of revenue to BGI, the Company’s current securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to the Adviser and BGI in connection with any investments by the Funds in other funds for which the Adviser provides investment advisory services and/or BGI provides administration services. The Board noted that while revenue to BGI in connection with securities lending agency services to the Funds increased overall as against the previous year, overall revenue increased by approximately the same percentage as overall expenses. The Board noted that the Adviser does not use soft dollars or consider the value of research or other services that may be provided to the Adviser (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through an affiliate of the Adviser or purchased from an underwriting syndicate in which an Adviser affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty at this time, and the Board indicated that it would continue to evaluate them going forward.

Conclusion – The Board examined the totality of the information they were provided at the June, July and August 2009 Board meetings, and information they received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreements, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to unanimously approve the New Advisory Agreements.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	33

Supplemental Information (Unaudited)

iSHARES®, INC.

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund is listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years through the date of the most recent calendar quarter-end.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Emerging Markets Index Fund

Period Covered: January 1, 2004 through June 30, 2009

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	4	0.29%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	31	2.24
Greater than 1.0% and Less than 1.5%	74	5.35
Greater than 0.5% and Less than 1.0%	273	19.75
Between 0.5% and –0.5%	691	50.02
Less than –0.5% and Greater than –1.0%	157	11.36
Less than –1.0% and Greater than –1.5%	73	5.28
Less than –1.5% and Greater than –2.0%	31	2.24
Less than –2.0% and Greater than –2.5%	12	0.87
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5%	3	0.22

	1,382	100.00%

34	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and oversees 183 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 26 portfolios within the fund complex.

The address of each Director and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Director. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 48	Director and Chairman (since 2003).	Non-Executive Chairman (since 2009), iShares; Global Chief Executive Officer (2008-2009) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Invest or and Exchange Traded Products Business of BGI; Director (since 2005) of BGFA; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Trustee (since 2003) of iShares Trust; Trustee (since 2001) of BGlF and MIP.

*	Lee T. Kranefuss is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

DIRECTOR AND OFFICER INFORMATION	35

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 70	Director (since 2002); Lead Independent Director (since 2006).	Dean Witter Distinguished Professor of Finance (since 1994), Emeritus, Stanford University: Graduate School of Business.	Trustee (since 2000) of iShares Trust; Lead Independent Trustee (since 2006) of iShares Trust; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

J. Darrell Duffie, 55	Director (since 2008).	Professor (since 1984) of Stanford University: Graduate School of Business.	Trustee (since 2008) of iShares Trust; Director (since 2008) of Moody’s Corp.

Cecilia H. Herbert, 60	Director (since 2005).	Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco; Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (since 2002) and Chair (2006-2007) of the Finance and Investment Committees (since 2006) of the Thacher School.	Trustee (since 2005) of iShares Trust; Advisory Board Member (since 2009) of Forward Funds.

Charles A. Hurty, 66	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee (since 2005) of iShares Trust; Director (since 2002) of ProMark Absolute Return Strategies Fund LLC (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi- Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 54	Director (since 2005).	Chief Investment Officer (since 2002) of Santa Clara University.	Trustee (since 2005) of iShares Trust.

*John E. Martinez, 48	Director (since 2003).	Director (since 2005) of EquityRock Capital Management; Director (since 2003) of Larkin Street Youth Services.	Trustee (since 2003) of iShares Trust; Chairman (since 2007) of Independent Review Committee, Canadian iShares Funds.

36	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Robert H. Silver, 54	Director (since 2007).	President and Co-Founder (since 2006) of The Bravitas Group, Inc.; Member (since 2006) of Non-Investor Advisory Board of Russia Partners II, LP; Director and member (2006-2009) of the Audit and Compensation Committee of EPAM Systems, Inc.; President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer (1999-2005) of UBS Services USA, LLC; Managing Director (2000-2005) of UBS America, Inc.; Director and Vice Chairman (since 2001) of the YMCA of Greater NYC; Broadway Producer (since 2006); Co- Founder and Vice President (since 2008) of Parentgiving Inc.	Trustee (since 2007) of iShares Trust.

*	Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BGFA, the Funds’ investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI. Effective August 13, 2009, John E. Martinez is a non-interested person notwithstanding his former affiliation with BGFA and its affiliates prior to 2002.

Officers
Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Michael A. Latham, 44	President (since 2007).	Head (since 2007) of Americas iShares, BGI; Chief Operating Officer (2003-2007) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.	None.

DIRECTOR AND OFFICER INFORMATION	37

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 50	Treasurer and Chief Financial Officer (since 2008).	Senior Director (since 2009) of Fund Administration of Intermediary Investor Business of BGI; Director (2004-2009) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 57	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investors Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 46	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

Amy Schioldager, 47	Executive Vice President (since 2007).	Global Head (since 2008) of Index Equity, BGI; Global Head (2006-2008) of U.S. Indexing, BGI; Head (2001-2006) of Domestic Equity Portfolio Management, BGI.	None.

Patrick O’Connor, 42	Vice President (since 2007).	Head (since 2006) of iShares Portfolio Management, BGI; Senior Portfolio Manager (1999-2006) of BGI.	None.

38	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Lee Sterne, 44	Vice President (since 2007).	Head (since 2007) of U.S. Fixed Income Index and iShares, BGI; Senior Portfolio Manager (2004-2007) of BGI; Portfolio Manager (2001-2004) of BGI.	None.

Matt Tucker, 37	Vice President (since 2007).	Director (since 2009) of Fixed Income Investment Strategy, BGI; Head (2005-2008) of U.S. Fixed Income Investment Solutions, BGI; Fixed Income Investment Strategist (2003-2005) of BGI.	None.

DIRECTOR AND OFFICER INFORMATION	39

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Funds
iShares Dow Jones U.S.	IYY

iShares KLD Socially Responsible Index Funds
iShares FTSE KLD 400 Social	DSI
iShares FTSE KLD Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds	Trading Symbol
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology-Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

40	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI All Peru Capped	EPU
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares S&P Emerging Markets Infrastructure	EMIF
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares International Specialty Index Funds
iShares Dow Jones International Select Dividend	IDV

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares Global Sector Index Funds
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares Global Theme Based Index Funds
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD

iShares U.S. Multi sector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

iShares U.S. Credit Bond Funds
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares iBoxx $ High Yield Corporate	HYG

iShares U.S. Securitized Bond Funds
iShares Barclays MBS	MBB

ISHARES FAMILY OF FUNDS	41

The iShares® Family of Funds (Continued)

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF

iShares International Bond Funds	Trading Symbol
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, J.P. Morgan Securities Inc., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company or Standard & Poor’s, nor are they sponsored or endorsed by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above except Barclays Capital, which is an affiliate of BGI. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSENAREIT Real Estate 50/Residential/Retail/Mortgage REITs or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSEEPRA/NAREIT Global Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT, and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and service mark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and service mark of Xinhua Financial Network Limited. “NAREIT®” is a trade mark of NAREIT; “EPRA®” is a trademark of EPRA.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2009 Annual Report.

iS-1437-1009

42	2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Item 2.	Code of Ethics.

iShares, Inc. (the “Registrant”) has adopted a code of ethics that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2009, there were no amendments to any provision of this code of ethics, nor were there any waivers granted from any provision of this code of ethics. A copy of this code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $476,772 for the fiscal year ended August 31, 2008 and $471,522 for the fiscal year ended August 31, 2009.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2008 and August 31, 2009 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations, were $107,520 for the fiscal year ended August 31, 2008 and $136,950 for the fiscal year ended August 31, 2009.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2008 and August 31, 2009 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended August 31, 2009 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $2,833,229 for the fiscal year ended August 31, 2008 and $3,697,425 for the fiscal year ended August 31, 2009.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver and J. Darrell Duffie.

Item 6.	Schedule of Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Michael A. Latham
Michael A. Latham, President (Principal Executive Officer)
Date: November 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Latham
Michael A. Latham, President (Principal Executive Officer)
Date: November 4, 2009

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: November 4, 2009